UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  May 31

Date of reporting period:  November 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

SemiAnnual Report
November 30, 2019
Multi-Manager Value Strategies Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Multi-Manager Value Strategies Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager Value Strategies Fund  |  Semiannual Report 2019

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with growth of capital and income.
Portfolio management
Columbia Management Investment Advisers, LLC
Scott Davis
Michael Barclay, CFA
Peter Santoro, CFA
Diamond Hill Capital Management, Inc.
Charles Bath, CFA
Austin Hawley, CFA
Christopher Welch, CFA
Dimensional Fund Advisors LP
Jed Fogdall
Lukas Smart, CFA
Joel Schneider
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended November 30, 2019)
	Inception	6 Months cumulative	1 Year	5 Years	Life
Class A	04/20/12	14.21	12.43	8.70	11.39
Institutional Class*	01/03/17	14.43	12.76	8.83	11.48
Russell 1000 Value Index		13.56	11.33	7.83	11.93
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Multi-Manager Value Strategies Fund | Semiannual Report 2019	3

Fund at a Glance   (continued)
(Unaudited)
Top 10 holdings (%) (at November 30, 2019)
JPMorgan Chase & Co.	2.8
Chevron Corp.	2.5
Comcast Corp., Class A	2.4
Citigroup, Inc.	2.3
Pfizer, Inc.	2.1
Walt Disney Co. (The)	2.1
Microsoft Corp.	2.0
Intel Corp.	1.9
Berkshire Hathaway, Inc., Class B	1.9
Medtronic PLC	1.9
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at November 30, 2019)
Common Stocks	99.3
Convertible Preferred Stocks	0.1
Money Market Funds	0.6
Rights	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at November 30, 2019)
Communication Services	10.2
Consumer Discretionary	8.7
Consumer Staples	7.7
Energy	7.2
Financials	24.6
Health Care	13.7
Industrials	10.5
Information Technology	11.6
Materials	3.3
Real Estate	0.6
Utilities	1.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Multi-Manager Value Strategies Fund | Semiannual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2019 — November 30, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,142.10	1,019.94	5.27	4.97	0.99
Institutional Class	1,000.00	1,000.00	1,144.30	1,021.18	3.95	3.72	0.74
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
Multi-Manager Value Strategies Fund | Semiannual Report 2019	5

Portfolio of Investments
November 30, 2019 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.0%
Issuer	Shares	Value ($)
Communication Services 10.1%
Diversified Telecommunication Services 2.1%
AT&T, Inc.	1,362,089	50,914,887
CenturyLink, Inc.	252,483	3,658,478
Verizon Communications, Inc.	152,600	9,192,624
Total		63,765,989
Entertainment 2.1%
Activision Blizzard, Inc.	4,932	270,422
Liberty Media Group LLC, Class C(a)	7,115	320,815
Madison Square Garden Co. (The), Class A(a)	1,307	368,287
Viacom, Inc., Class B	63,718	1,533,692
Walt Disney Co. (The)	424,612	64,362,687
Total		66,855,903
Interactive Media & Services 2.0%
Alphabet, Inc., Class A(a)	29,831	38,902,309
Facebook, Inc., Class A(a)	122,192	24,638,795
Total		63,541,104
Media 3.8%
Altice U.S.A., Inc., Class A(a)	23,464	600,209
CBS Corp., Class B Non Voting	5,484	221,444
Charter Communications, Inc., Class A(a)	79,694	37,456,977
Comcast Corp., Class A	1,663,990	73,465,159
Discovery, Inc., Class A(a)	36,565	1,204,451
Discovery, Inc., Class C(a)	54,114	1,651,559
DISH Network Corp., Class A(a)	20,860	712,786
Fox Corp., Class A	15,399	550,668
Fox Corp., Class B	11,016	385,340
Interpublic Group of Companies, Inc. (The)	19,187	429,789
Liberty Broadband Corp., Class A(a)	2,117	250,462
Liberty Broadband Corp., Class C(a)	11,441	1,367,085
Liberty SiriusXM Group, Class A(a)	5,812	283,045
Liberty SiriusXM Group, Class C(a)	11,414	553,693
News Corp., Class A	33,474	431,145
News Corp., Class B	22,496	296,272
Total		119,860,084
Common Stocks (continued)
Issuer	Shares	Value ($)
Wireless Telecommunication Services 0.1%
Sprint Corp.(a)	98,038	580,385
T-Mobile U.S.A., Inc.(a)	38,003	2,985,136
Total		3,565,521
Total Communication Services		317,588,601
Consumer Discretionary 8.6%
Auto Components 0.9%
Autoliv, Inc.	13,035	1,065,220
BorgWarner, Inc.	628,403	26,424,346
Gentex Corp.	48,054	1,364,734
Goodyear Tire & Rubber Co. (The)	1	16
Lear Corp.	12,768	1,536,118
Veoneer, Inc.(a)	1,815	29,385
Total		30,419,819
Automobiles 1.2%
Ford Motor Co.	532,826	4,827,404
General Motors Co.	889,422	32,019,192
Harley-Davidson, Inc.	15,987	581,607
Total		37,428,203
Distributors 0.1%
LKQ Corp.(a)	65,647	2,316,026
Hotels, Restaurants & Leisure 0.7%
Aramark	35,150	1,533,946
Carnival Corp.	46,170	2,081,344
Hyatt Hotels Corp., Class A	5,864	473,811
McDonald’s Corp.	40,000	7,779,200
MGM Resorts International	82,729	2,643,191
Norwegian Cruise Line Holdings Ltd.(a)	51,305	2,752,000
Royal Caribbean Cruises Ltd.	40,981	4,918,540
Total		22,182,032
Household Durables 1.4%
D.R. Horton, Inc.	102,152	5,654,113
Garmin Ltd.	18,369	1,794,468
Lennar Corp., Class A	33,813	2,016,946
Lennar Corp., Class B	1,977	93,255
Mohawk Industries, Inc.(a)	20,238	2,820,570
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Multi-Manager Value Strategies Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Newell Brands, Inc.	20,427	392,607
NVR, Inc.(a)	6,900	26,164,041
PulteGroup, Inc.	79,352	3,146,307
Toll Brothers, Inc.	13,054	524,379
Whirlpool Corp.	15,784	2,258,690
Total		44,865,376
Internet & Direct Marketing Retail 0.6%
Booking Holdings, Inc.(a)	9,506	18,099,709
Qurate Retail, Inc.(a)	43,628	412,721
Total		18,512,430
Multiline Retail 0.6%
Dollar Tree, Inc.(a)	11,908	1,089,106
Kohl’s Corp.	56,283	2,645,864
Macy’s, Inc.	7,558	115,788
Target Corp.	118,446	14,806,934
Total		18,657,692
Specialty Retail 2.6%
Advance Auto Parts, Inc.	9,345	1,467,912
CarMax, Inc.(a)	9,737	947,021
Gap, Inc. (The)	35,318	586,632
Home Depot, Inc. (The)	88,000	19,404,880
O’Reilly Automotive, Inc.(a)	36,861	16,302,883
Tiffany & Co.	797	106,639
TJX Companies, Inc. (The)	688,578	42,092,773
Total		80,908,740
Textiles, Apparel & Luxury Goods 0.5%
Capri Holdings Ltd.(a)	4,275	158,773
Hanesbrands, Inc.	907,897	13,682,008
PVH Corp.	15,238	1,477,476
Ralph Lauren Corp.	11,787	1,265,217
Skechers U.S.A., Inc., Class A(a)	1,000	40,220
Tapestry, Inc.	18,622	500,746
Total		17,124,440
Total Consumer Discretionary		272,414,758
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 7.7%
Beverages 1.4%
Constellation Brands, Inc., Class A	7,410	1,378,705
Molson Coors Brewing Co., Class B	22,925	1,157,254
PepsiCo, Inc.	298,292	40,517,002
Total		43,052,961
Food & Staples Retailing 1.2%
Kroger Co. (The)	88,723	2,425,687
U.S. Foods Holding Corp.(a)	55,634	2,212,564
Walgreens Boots Alliance, Inc.	112,124	6,682,590
Walmart, Inc.	214,560	25,551,951
Total		36,872,792
Food Products 1.4%
Archer-Daniels-Midland Co.	317,619	13,635,384
Bunge Ltd.	20,487	1,093,596
ConAgra Foods, Inc.	17,396	502,223
Hershey Co. (The)	35,500	5,259,680
Ingredion, Inc.	9,157	761,588
JM Smucker Co. (The)	29,913	3,143,557
Kraft Heinz Co. (The)	31,395	957,547
Mondelez International, Inc., Class A	239,313	12,573,505
Post Holdings, Inc.(a)	14,012	1,479,667
Tyson Foods, Inc., Class A	33,992	3,055,541
Total		42,462,288
Household Products 2.3%
Kimberly-Clark Corp.	217,246	29,619,320
Procter & Gamble Co. (The)	362,891	44,294,475
Spectrum Brands Holdings, Inc.	670	41,888
Total		73,955,683
Personal Products 0.0%
Coty, Inc., Class A	25,567	295,043
Tobacco 1.4%
Philip Morris International, Inc.	544,498	45,155,219
Total Consumer Staples		241,793,986

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2019	7

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 7.2%
Energy Equipment & Services 0.2%
Baker Hughes Co.	29,053	651,368
Halliburton Co.	5,988	125,688
National Oilwell Varco, Inc.	42,273	953,256
Schlumberger Ltd.	62,783	2,272,745
TechnipFMC PLC	48,738	918,224
Total		4,921,281
Oil, Gas & Consumable Fuels 7.0%
Apache Corp.	81,761	1,821,635
Chevron Corp.	678,821	79,510,304
Cimarex Energy Co.	244,651	11,246,606
Concho Resources, Inc.	25,995	1,886,197
ConocoPhillips Co.	359,099	21,524,394
Devon Energy Corp.	345,630	7,565,841
Diamondback Energy, Inc.	18,047	1,395,755
EOG Resources, Inc.	6,613	468,862
Exxon Mobil Corp.	631,460	43,021,370
Hess Corp.	34,734	2,156,634
HollyFrontier Corp.	47,152	2,430,686
Kinder Morgan, Inc.	166,230	3,259,770
Marathon Oil Corp.	194,588	2,266,950
Marathon Petroleum Corp.	111,632	6,769,365
Murphy Oil Corp.	2,493	57,364
Noble Energy, Inc.	106,531	2,211,584
Occidental Petroleum Corp.	106,665	4,114,069
Parsley Energy, Inc., Class A	10,404	155,852
Phillips 66	44,696	5,127,525
Pioneer Natural Resources Co.	13,687	1,749,746
Suncor Energy, Inc.	180,000	5,652,000
Targa Resources Corp.	28,379	1,036,685
Valero Energy Corp.	157,009	14,992,789
Williams Companies, Inc. (The)	14,685	333,643
Total		220,755,626
Total Energy		225,676,907
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 24.3%
Banks 10.8%
Bank of America Corp.	1,431,892	47,710,642
BB&T Corp.	257,673	14,099,867
CIT Group, Inc.	1,264	57,537
Citigroup, Inc.	962,282	72,286,624
Citizens Financial Group, Inc.	31,353	1,205,836
Comerica, Inc.	11,293	795,140
East West Bancorp, Inc.	4,007	183,601
Fifth Third Bancorp	149,775	4,521,707
First Republic Bank	168,111	18,475,399
Huntington Bancshares, Inc.	194,853	2,901,361
JPMorgan Chase & Co.	662,332	87,268,864
KeyCorp	118,987	2,307,158
M&T Bank Corp.	30,476	5,020,616
PacWest Bancorp	1,197	44,576
People’s United Financial, Inc.	22,913	378,065
PNC Financial Services Group, Inc. (The)	119,106	18,248,230
Prosperity Bancshares, Inc.	809	56,832
Regions Financial Corp.	187,155	3,114,259
SunTrust Banks, Inc.	43,293	3,066,876
Synovus Financial Corp.	3,517	133,963
U.S. Bancorp	220,000	13,206,600
Wells Fargo & Co.	822,715	44,805,059
Zions Bancorp	35,661	1,775,205
Total		341,664,017
Capital Markets 4.0%
Bank of New York Mellon Corp. (The)	123,883	6,066,550
BlackRock, Inc.	15,000	7,423,650
Charles Schwab Corp. (The)	433,404	21,453,498
CME Group, Inc.	53,000	10,744,690
Franklin Resources, Inc.	41	1,127
Goldman Sachs Group, Inc. (The)	47,077	10,420,494
Invesco Ltd.	49,332	866,270
Janus Henderson Group PLC	4,217	107,112
KKR & Co., Inc., Class A	825,073	24,331,403
Morgan Stanley	619,333	30,644,597
Northern Trust Corp.	46,864	5,025,695

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Multi-Manager Value Strategies Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
State Street Corp.	14,481	1,087,523
T. Rowe Price Group, Inc.	60,000	7,413,600
Total		125,586,209
Consumer Finance 1.1%
Ally Financial, Inc.	101,818	3,241,886
Capital One Financial Corp.	71,694	7,170,117
Discover Financial Services	257,479	21,852,243
Santander Consumer U.S.A. Holdings, Inc.	37,213	876,366
Synchrony Financial	39,031	1,460,150
Total		34,600,762
Diversified Financial Services 1.9%
Berkshire Hathaway, Inc., Class B(a)	272,704	60,076,691
Jefferies Financial Group, Inc.	26,738	558,824
Voya Financial, Inc.	10,144	591,193
Total		61,226,708
Insurance 6.5%
Aflac, Inc.	71,347	3,912,669
Alleghany Corp.(a)	1,324	1,032,773
Allstate Corp. (The)	140,620	15,658,037
American Financial Group, Inc.	11,627	1,275,598
American International Group, Inc.	632,895	33,328,251
Arch Capital Group Ltd.(a)	34,061	1,429,540
Assurant, Inc.	7,430	987,224
Athene Holding Ltd., Class A(a)	10,089	454,207
Axis Capital Holdings Ltd.	4,548	269,151
Chubb Ltd.	126,729	19,196,909
CNA Financial Corp.	3,492	156,162
Everest Re Group Ltd.	4,525	1,227,452
Hartford Financial Services Group, Inc. (The)	403,321	24,949,437
Lincoln National Corp.	27,230	1,607,931
Loews Corp.	253,963	12,926,717
Marsh & McLennan Companies, Inc.	265,545	28,697,448
MetLife, Inc.	734,585	36,663,137
Old Republic International Corp.	30,132	679,778
Principal Financial Group, Inc.	144,334	7,952,803
Prudential Financial, Inc.	25,383	2,376,356
Reinsurance Group of America, Inc.	8,100	1,340,226
RenaissanceRe Holdings Ltd.	4,218	794,376
Common Stocks (continued)
Issuer	Shares	Value ($)
Travelers Companies, Inc. (The)	39,287	5,371,319
Unum Group	29,932	920,110
WR Berkley Corp.	14,175	963,900
Total		204,171,511
Thrifts & Mortgage Finance 0.0%
New York Community Bancorp, Inc.	35,013	417,355
Total Financials		767,666,562
Health Care 13.6%
Biotechnology 0.5%
Alexion Pharmaceuticals, Inc.(a)	2,429	276,760
Biogen, Inc.(a)	3,669	1,100,003
Gilead Sciences, Inc.	216,989	14,590,341
United Therapeutics Corp.(a)	824	76,022
Total		16,043,126
Health Care Equipment & Supplies 4.3%
Abbott Laboratories	655,130	55,980,858
Baxter International, Inc.	80,000	6,557,600
Becton Dickinson and Co.	4,814	1,244,419
Danaher Corp.	57,115	8,337,648
Dentsply Sirona, Inc.	13,803	780,422
Medtronic PLC	530,581	59,101,417
STERIS PLC	8,419	1,272,448
Zimmer Biomet Holdings, Inc.	11,251	1,634,545
Total		134,909,357
Health Care Providers & Services 2.9%
Anthem, Inc.	43,806	12,645,040
Cardinal Health, Inc.	43,256	2,380,378
Centene Corp.(a)	52,743	3,189,369
Cigna Corp.	50,626	10,121,150
CVS Health Corp.	192,652	14,500,916
DaVita, Inc.(a)	39,208	2,813,958
Henry Schein, Inc.(a)	6,128	422,219
Humana, Inc.	69,312	23,651,334
Laboratory Corp. of America Holdings(a)	25,934	4,468,169
McKesson Corp.	21,294	3,079,964
Quest Diagnostics, Inc.	33,050	3,521,477

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2019	9

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
UnitedHealth Group, Inc.	26,500	7,416,555
Universal Health Services, Inc., Class B	18,410	2,568,011
Total		90,778,540
Life Sciences Tools & Services 1.1%
Bio-Rad Laboratories, Inc., Class A(a)	1,423	525,628
IQVIA Holdings, Inc.(a)	13,392	1,954,964
Syneos Health, Inc.(a)	202	11,092
Thermo Fisher Scientific, Inc.	107,939	33,887,449
Total		36,379,133
Pharmaceuticals 4.8%
Allergan PLC	17,109	3,164,138
Bristol-Myers Squibb Co.	232,000	13,210,080
Elanco Animal Health, Inc.(a)	4,327	119,901
Eli Lilly & Co.	86,800	10,185,980
Jazz Pharmaceuticals PLC(a)	7,690	1,162,113
Johnson & Johnson	208,000	28,597,920
Merck & Co., Inc.	308,000	26,851,440
Mylan NV(a)	115,493	2,168,959
Perrigo Co. PLC	15,360	786,893
Pfizer, Inc.	1,698,445	65,424,101
Total		151,671,525
Total Health Care		429,781,681
Industrials 10.4%
Aerospace & Defense 2.7%
Arconic, Inc.	71,767	2,221,906
General Dynamics Corp.	31,443	5,714,451
L3 Harris Technologies, Inc.	11,472	2,306,904
Lockheed Martin Corp.	58,385	22,830,287
Northrop Grumman Corp.	9,744	3,427,647
Textron, Inc.	61,754	2,855,505
United Technologies Corp.	314,157	46,602,049
Total		85,958,749
Air Freight & Logistics 0.5%
FedEx Corp.	34,108	5,458,986
United Parcel Service, Inc., Class B	68,000	8,141,640
XPO Logistics, Inc.(a)	22,812	1,886,324
Total		15,486,950
Common Stocks (continued)
Issuer	Shares	Value ($)
Airlines 1.0%
Alaska Air Group, Inc.	24,938	1,720,971
Delta Air Lines, Inc.	100,418	5,754,956
JetBlue Airways Corp.(a)	75,188	1,448,873
Southwest Airlines Co.	50,330	2,901,021
United Airlines Holdings, Inc.(a)	226,993	21,064,950
Total		32,890,771
Building Products 0.2%
Fortune Brands Home & Security, Inc.	16,981	1,074,218
Johnson Controls International PLC	76,080	3,258,506
Owens Corning	29,428	1,973,442
Total		6,306,166
Commercial Services & Supplies 0.5%
Republic Services, Inc.	60,889	5,397,810
Waste Management, Inc.	88,250	9,964,307
Total		15,362,117
Construction & Engineering 0.1%
AECOM(a)	18,481	800,782
Arcosa, Inc.	8,336	326,855
Fluor Corp.	1	17
Jacobs Engineering Group, Inc.	14,085	1,297,088
Quanta Services, Inc.	16,374	681,813
Total		3,106,555
Electrical Equipment 0.2%
Acuity Brands, Inc.	575	75,199
Eaton Corp. PLC	61,072	5,649,160
nVent Electric PLC	3,199	79,047
Sensata Technologies Holding(a)	22,078	1,136,796
Total		6,940,202
Industrial Conglomerates 1.6%
3M Co.	52,000	8,828,040
Carlisle Companies, Inc.	12,141	1,893,753
General Electric Co.	353,518	3,984,148
Honeywell International, Inc.	191,490	34,190,540
Total		48,896,481

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Multi-Manager Value Strategies Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 2.3%
AGCO Corp.	14,889	1,163,278
Cummins, Inc.	44,482	8,133,978
Deere & Co.	32,000	5,377,600
Dover Corp.	16,134	1,798,618
Fortive Corp.	2,020	145,783
Ingersoll-Rand PLC	109,812	14,397,451
Oshkosh Corp.	13,550	1,225,733
PACCAR, Inc.	26,257	2,136,532
Parker-Hannifin Corp.	146,215	29,066,080
Pentair PLC	34,765	1,541,828
Snap-On, Inc.	11,321	1,816,568
Stanley Black & Decker, Inc.	29,200	4,606,008
Wabtec Corp.	7,308	574,190
Total		71,983,647
Professional Services 0.1%
ManpowerGroup, Inc.	13,396	1,241,006
Nielsen Holdings PLC	53,588	1,047,645
Total		2,288,651
Road & Rail 1.2%
AMERCO	3,003	1,087,747
Genesee & Wyoming, Inc., Class A(a)	6,113	681,294
Kansas City Southern	22,859	3,484,169
Knight-Swift Transportation Holdings, Inc.	7,279	269,250
Norfolk Southern Corp.	40,728	7,880,868
Union Pacific Corp.	130,400	22,949,096
Total		36,352,424
Trading Companies & Distributors 0.0%
United Rentals, Inc.(a)	8,625	1,320,056
Total Industrials		326,892,769
Information Technology 11.4%
Communications Equipment 0.8%
Cisco Systems, Inc.	554,000	25,101,740
Juniper Networks, Inc.	45,526	1,140,882
Total		26,242,622
Common Stocks (continued)
Issuer	Shares	Value ($)
Electronic Equipment, Instruments & Components 0.3%
Arrow Electronics, Inc.(a)	16,992	1,353,243
Avnet, Inc.	1,118	45,447
Corning, Inc.	128,779	3,739,742
Dolby Laboratories, Inc., Class A	1,310	90,233
Flex Ltd.(a)	121,415	1,441,196
IPG Photonics Corp.(a)	800	113,672
Jabil, Inc.	729	28,314
SYNNEX Corp.	1,746	214,426
TE Connectivity Ltd.	33,515	3,107,176
Total		10,133,449
IT Services 2.3%
Accenture PLC, Class A	53,000	10,661,480
Akamai Technologies, Inc.(a)	1,528	133,119
Amdocs Ltd.	25,689	1,780,248
Automatic Data Processing, Inc.	54,415	9,292,994
Cognizant Technology Solutions Corp., Class A	8,101	519,355
DXC Technology Co.	46,665	1,742,004
Fidelity National Information Services, Inc.	191,837	26,502,282
Fiserv, Inc.(a)	12,903	1,499,845
Global Payments, Inc.	5,768	1,044,585
International Business Machines Corp.	130,000	17,478,500
Leidos Holdings, Inc.	23,948	2,175,436
Total		72,829,848
Semiconductors & Semiconductor Equipment 4.9%
Analog Devices, Inc.	18,863	2,130,576
Broadcom, Inc.	43,075	13,620,746
Cypress Semiconductor Corp.	53,945	1,265,010
Intel Corp.	1,046,775	60,765,289
KLA Corp.	72,800	11,929,008
Lam Research Corp.	55,149	14,715,408
Marvell Technology Group Ltd.	45,962	1,212,018
Micron Technology, Inc.(a)	176,009	8,362,187
ON Semiconductor Corp.(a)	71,059	1,525,637
Qorvo, Inc.(a)	18,915	1,971,132
Skyworks Solutions, Inc.	22,647	2,226,200
Texas Instruments, Inc.	290,711	34,946,369
Total		154,669,580

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2019	11

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 2.0%
Microsoft Corp.	402,107	60,870,957
SS&C Technologies Holdings, Inc.	7,842	470,912
Symantec Corp.	2,663	66,309
Total		61,408,178
Technology Hardware, Storage & Peripherals 1.1%
Apple, Inc.	93,500	24,987,875
Dell Technologies, Inc.(a)	1,780	86,312
Hewlett Packard Enterprise Co.	273,051	4,322,397
HP, Inc.	42,384	851,071
Western Digital Corp.	47,897	2,410,656
Xerox Holdings Corp.	54,283	2,113,237
Total		34,771,548
Total Information Technology		360,055,225
Materials 3.2%
Chemicals 2.2%
Air Products & Chemicals, Inc.	12,868	3,041,095
Albemarle Corp.	16,644	1,088,185
Ashland Global Holdings, Inc.	5,317	381,229
Axalta Coating Systems Ltd.(a)	330,787	9,417,506
Celanese Corp., Class A	1,497	187,978
CF Industries Holdings, Inc.	46,702	2,158,099
Corteva, Inc.	34,957	909,581
Dow, Inc.	154,389	8,239,741
DuPont de Nemours, Inc.	35,583	2,306,134
Eastman Chemical Co.	147,791	11,582,381
Huntsman Corp.	19,923	450,658
Linde PLC	118,939	24,526,411
LyondellBasell Industries NV, Class A	20,084	1,858,573
Mosaic Co. (The)	41,470	790,004
Valvoline, Inc.	35,216	797,642
Westlake Chemical Corp.	12,892	885,423
Total		68,620,640
Construction Materials 0.1%
Martin Marietta Materials, Inc.	9,038	2,425,799
Vulcan Materials Co.	15,417	2,187,210
Total		4,613,009
Common Stocks (continued)
Issuer	Shares	Value ($)
Containers & Packaging 0.4%
Amcor PLC	1,100	11,286
Ball Corp.	16,336	1,079,156
International Paper Co.	71,501	3,313,356
Packaging Corp. of America	29,426	3,292,769
Sonoco Products Co.	88,433	5,352,850
WestRock Co.	40,131	1,618,483
Total		14,667,900
Metals & Mining 0.5%
Freeport-McMoRan, Inc.	240,615	2,738,199
Newmont Goldcorp Corp.	75,822	2,911,565
Nucor Corp.	85,057	4,793,812
Reliance Steel & Aluminum Co.	16,453	1,941,125
Royal Gold, Inc.	3,882	455,242
Steel Dynamics, Inc.	59,208	1,997,086
Total		14,837,029
Total Materials		102,738,578
Real Estate 0.6%
Equity Real Estate Investment Trusts (REITS) 0.5%
Crown Castle International Corp.	32,000	4,277,120
Digital Realty Trust, Inc.	84,000	10,159,800
Total		14,436,920
Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A(a)	33,687	1,920,833
Howard Hughes Corporation(a)	1,499	165,504
Jones Lang LaSalle, Inc.	10,951	1,821,480
Total		3,907,817
Total Real Estate		18,344,737
Utilities 1.9%
Electric Utilities 1.0%
American Electric Power Co., Inc.	87,000	7,947,450
Eversource Energy	88,000	7,272,320
NextEra Energy, Inc.	32,500	7,599,150
Xcel Energy, Inc.	115,126	7,079,098
Total		29,898,018

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager Value Strategies Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Independent Power and Renewable Electricity Producers 0.1%
NRG Energy, Inc.	40,158	1,595,477
Vistra Energy Corp	36,785	975,906
Total		2,571,383
Multi-Utilities 0.8%
Ameren Corp.	92,800	6,897,824
CMS Energy Corp.	98,000	6,007,400
Dominion Energy, Inc.	58,500	4,861,935
MDU Resources Group, Inc.	11,170	324,377
WEC Energy Group, Inc.	92,500	8,200,125
Total		26,291,661
Total Utilities		58,761,062
Total Common Stocks (Cost $2,532,691,418)		3,121,714,866

Convertible Preferred Stocks 0.1%
Issuer		Shares	Value ($)
Information Technology 0.1%
Semiconductors & Semiconductor Equipment 0.1%
Broadcom, Inc.	8.000%	3,000	3,492,660
Total Information Technology			3,492,660
Total Convertible Preferred Stocks (Cost $3,000,000)			3,492,660
Rights 0.0%
Issuer	Shares	Value ($)
Communication Services 0.0%
Media 0.0%
DISH Network Corp.(a)	1,129	768
Total Communication Services		768
Total Rights (Cost $—)		768

Money Market Funds 0.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.745%(b),(c)	17,888,754	17,888,754
Total Money Market Funds (Cost $17,888,106)		17,888,754
Total Investments in Securities (Cost: $2,553,579,524)		3,143,097,048
Other Assets & Liabilities, Net		9,063,974
Net Assets		3,152,161,022

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at November 30, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended November 30, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.745%
	68,513,047	122,791,278	(173,415,571)	17,888,754	5,054	648	649,765	17,888,754
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2019	13

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Fair value measurements  (continued)
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	317,588,601	—	—	317,588,601
Consumer Discretionary	272,414,758	—	—	272,414,758
Consumer Staples	241,793,986	—	—	241,793,986
Energy	225,676,907	—	—	225,676,907
Financials	767,666,562	—	—	767,666,562
Health Care	429,781,681	—	—	429,781,681
Industrials	326,892,769	—	—	326,892,769
Information Technology	360,055,225	—	—	360,055,225
Materials	102,738,578	—	—	102,738,578
Real Estate	18,344,737	—	—	18,344,737
Utilities	58,761,062	—	—	58,761,062
Total Common Stocks	3,121,714,866	—	—	3,121,714,866
Convertible Preferred Stocks
Information Technology	—	3,492,660	—	3,492,660
Total Convertible Preferred Stocks	—	3,492,660	—	3,492,660
Rights
Communication Services	768	—	—	768
Total Rights	768	—	—	768
Money Market Funds	17,888,754	—	—	17,888,754
Total Investments in Securities	3,139,604,388	3,492,660	—	3,143,097,048
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Value Strategies Fund | Semiannual Report 2019

Statement of Assets and Liabilities
November 30, 2019 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,535,691,418)	$3,125,208,294
Affiliated issuers (cost $17,888,106)	17,888,754
Receivable for:
Investments sold	5,088,531
Capital shares sold	3,002,941
Dividends	7,657,716
Foreign tax reclaims	121,276
Expense reimbursement due from Investment Manager	2,331
Prepaid expenses	9,075
Other assets	11,126
Total assets	3,158,990,044
Liabilities
Payable for:
Investments purchased	3,373,550
Capital shares purchased	2,837,554
Management services fees	106,907
Distribution and/or service fees	94
Transfer agent fees	293,275
Compensation of board members	87,849
Compensation of chief compliance officer	319
Other expenses	129,474
Total liabilities	6,829,022
Net assets applicable to outstanding capital stock	$3,152,161,022
Represented by
Paid in capital	2,468,326,640
Total distributable earnings (loss)	683,834,382
Total - representing net assets applicable to outstanding capital stock	$3,152,161,022
Class A
Net assets	$6,819,300
Shares outstanding	463,141
Net asset value per share	$14.72
Institutional Class
Net assets	$3,145,341,722
Shares outstanding	215,861,460
Net asset value per share	$14.57
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2019	15

Statement of Operations
Six Months Ended November 30, 2019 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$37,888,645
Dividends — affiliated issuers	649,765
Foreign taxes withheld	(17,474)
Total income	38,520,936
Expenses:
Management services fees	9,468,245
Distribution and/or service fees
Class A	8,384
Transfer agent fees
Class A	4,083
Institutional Class	1,859,984
Compensation of board members	26,911
Custodian fees	19,458
Printing and postage fees	121,912
Registration fees	43,131
Audit fees	12,623
Legal fees	20,158
Compensation of chief compliance officer	319
Other	23,635
Total expenses	11,608,843
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(243,748)
Total net expenses	11,365,095
Net investment income	27,155,841
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	45,304,122
Investments — affiliated issuers	5,054
Foreign currency translations	(334)
Futures contracts	167,412
Net realized gain	45,476,254
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	337,635,729
Investments — affiliated issuers	648
Foreign currency translations	240
Net change in unrealized appreciation (depreciation)	337,636,617
Net realized and unrealized gain	383,112,871
Net increase in net assets resulting from operations	$410,268,712
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Value Strategies Fund | Semiannual Report 2019

Statement of Changes in Net Assets
	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019
Operations
Net investment income	$27,155,841	$46,780,126
Net realized gain	45,476,254	165,888,000
Net change in unrealized appreciation (depreciation)	337,636,617	(159,785,897)
Net increase in net assets resulting from operations	410,268,712	52,882,229
Distributions to shareholders
Net investment income and net realized gains
Class A	(42,745)	(522,174)
Institutional Class	(23,193,313)	(208,462,548)
Total distributions to shareholders	(23,236,058)	(208,984,722)
Decrease in net assets from capital stock activity	(90,808,680)	(134,162,125)
Total increase (decrease) in net assets	296,223,974	(290,264,618)
Net assets at beginning of period	2,855,937,048	3,146,201,666
Net assets at end of period	$3,152,161,022	$2,855,937,048

	Six Months Ended		Year Ended
	November 30, 2019 (Unaudited)		May 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	84	1,243	179	2,247
Distributions reinvested	3,086	42,722	41,003	521,923
Redemptions	(41,789)	(582,106)	(164,751)	(2,250,949)
Net decrease	(38,619)	(538,141)	(123,569)	(1,726,779)
Institutional Class
Subscriptions	16,929,819	233,575,609	42,936,948	579,674,205
Distributions reinvested	1,693,208	23,193,313	16,523,821	208,462,344
Redemptions	(24,831,449)	(347,039,461)	(67,431,842)	(920,571,895)
Net decrease	(6,208,422)	(90,270,539)	(7,971,073)	(132,435,346)
Total net decrease	(6,247,041)	(90,808,680)	(8,094,642)	(134,162,125)
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2019	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 11/30/2019 (Unaudited)	$12.97	0.11	1.73	1.84	(0.09)	—	(0.09)
Year Ended 5/31/2019	$13.77	0.18	(0.01)(d)	0.17	(0.17)	(0.80)	(0.97)
Year Ended 5/31/2018	$13.09	0.16	1.16	1.32	(0.16)	(0.48)	(0.64)
Year Ended 5/31/2017	$11.70	0.17	1.91	2.08	(0.20)	(0.49)	(0.69)
Year Ended 5/31/2016	$12.38	0.28	(0.38)	(0.10)	(0.27)	(0.31)	(0.58)
Year Ended 5/31/2015	$12.53	0.27	0.47	0.74	(0.27)	(0.62)	(0.89)
Institutional Class
Six Months Ended 11/30/2019 (Unaudited)	$12.83	0.12	1.72	1.84	(0.10)	—	(0.10)
Year Ended 5/31/2019	$13.64	0.21	(0.02)(d)	0.19	(0.20)	(0.80)	(1.00)
Year Ended 5/31/2018	$12.97	0.20	1.15	1.35	(0.20)	(0.48)	(0.68)
Year Ended 5/31/2017(f)	$12.34	0.07	0.60	0.67	(0.04)	—	(0.04)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
(f)	Institutional Class shares commenced operations on January 3, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Value Strategies Fund | Semiannual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2019 (Unaudited)	$14.72	14.21%	1.01%(c)	0.99%(c)	1.53%(c)	8%	$6,819
Year Ended 5/31/2019	$12.97	1.43%	1.02%	1.02%	1.32%	20%	$6,505
Year Ended 5/31/2018	$13.77	10.12%	1.03%(e)	1.03%(e)	1.18%	21%	$8,612
Year Ended 5/31/2017	$13.09	18.19%	1.06%	1.06%	1.40%	97%	$12,818
Year Ended 5/31/2016	$11.70	(0.61%)	1.15%	1.13%	2.43%	67%	$1,943,911
Year Ended 5/31/2015	$12.38	6.16%	1.13%	1.11%	2.18%	55%	$1,927,318
Institutional Class
Six Months Ended 11/30/2019 (Unaudited)	$14.57	14.43%	0.76%(c)	0.74%(c)	1.78%(c)	8%	$3,145,342
Year Ended 5/31/2019	$12.83	1.62%	0.77%	0.77%	1.59%	20%	$2,849,432
Year Ended 5/31/2018	$13.64	10.41%	0.78%(e)	0.78%(e)	1.46%	21%	$3,137,590
Year Ended 5/31/2017(f)	$12.97	5.39%	0.82%(c)	0.82%(c)	1.43%(c)	97%	$2,471,575
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2019	19

Notes to Financial Statements
November 30, 2019 (Unaudited)
Note 1. Organization
Multi-Manager Value Strategies Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes listed in the Statement of Assets and Liabilities which are not subject to any front-end sales charge or contingent deferred sales charge. Institutional 3 Class shares commenced operations on December 18, 2019. Effective at start of business on January 27, 2020, Class A shares will merge, in a tax-free transaction, into Institutional Class shares and Class A shares will no longer be offered for sale.
As described in the Fund’s prospectus, Class A shares are offered to the general public for investment. Institutional Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
20	Multi-Manager Value Strategies Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
Multi-Manager Value Strategies Fund | Semiannual Report 2019	21

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
22	Multi-Manager Value Strategies Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended November 30, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	167,412
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended November 30, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	295,024

*	Based on the ending daily outstanding amounts for the six months ended November 30, 2019.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Multi-Manager Value Strategies Fund | Semiannual Report 2019	23

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
24	Multi-Manager Value Strategies Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2019 was 0.62% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Dimensional Fund Advisors LP (DFA) and Diamond Hill Capital Management, Inc. (Diamond Hill), to subadvise a portion of the Fund. The Investment Manager compensates DFA and Diamond Hill to manage the investments of a portion of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
Multi-Manager Value Strategies Fund | Semiannual Report 2019	25

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
For the six months ended November 30, 2019, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Institutional Class	0.12
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
The Fund may pay distribution and service fees up to a maximum annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.25% for distribution services and up to 0.25% for shareholder liaison services).
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	July 1, 2019 through September 30, 2020	Prior to July 1, 2019
Class A	0.99%	1.13%
Institutional Class	0.74	0.88
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2019, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,551,412,000	694,190,000	(102,504,000)	591,686,000
26	Multi-Manager Value Strategies Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $242,708,028 and $283,955,812, respectively, for the six months ended November 30, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended November 30, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended November 30, 2019.
Multi-Manager Value Strategies Fund | Semiannual Report 2019	27

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At November 30, 2019, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
28	Multi-Manager Value Strategies Fund | Semiannual Report 2019

 Approval of Management and SubadvisoryAgreements
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Multi-Manager Value Strategies Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under the subadvisory agreements (the Subadvisory Agreements) between Columbia Threadneedle and each of Diamond Hill Capital Management, Inc. and Dimensional Fund Advisors LP (collectively, the Subadvisers), the Subadvisers perform portfolio management and related services for the Fund.
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement and the Subadvisory Agreements (together, the Advisory Agreements). Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2018 and January, March, April and June 2019, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
The Board, at its June 17-19, 2019 in-person Board meeting (the June Meeting), considered the renewal of each of the Advisory Agreements for additional one-year terms. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
Nature, extent and quality of services provided by Columbia Threadneedle and the Subadvisers
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle and the Subadvisers, as well as their history, reputation, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated Subadvisers and the enhancements made to the Subadviser investment oversight program. With respect to Columbia Threadneedle, the Board also noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2019 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2018 in the performance of administrative services, and noted the various enhancements anticipated for 2019. In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed
Multi-Manager Value Strategies Fund | Semiannual Report 2019	29

Approval of Management and Subadvisory
Agreements  (continued)

the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its relatively strong cash position and solid balance sheet.
In addition, the Board discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle in addition to monitoring each Subadviser), noting that no material changes are proposed from the forms of agreements previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
With respect to the Subadvisers, the Board observed that it had previously approved each Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material concerns have been reported. The Board also considered each Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered each Subadviser’s capability and wherewithal to carry out its responsibilities under the applicable Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreements, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreements are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no material changes were recommended to the Subadvisory Agreements. The Board took into account Columbia Threadneedle’s representation that each Subadviser was in a position to provide quality services to the Fund. In this regard, the Board further observed the various services provided by the subadvisory oversight team and their significant resources added in recent years to help improve performance.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that each Subadviser is in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the product score of the Fund (taking into account performance relative to peers and benchmarks) and (v) the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Additionally, the Board reviewed the performance of each of the Subadvisers and Columbia Threadneedle’s process for monitoring each Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of each Subadviser and management’s representations that Columbia Threadneedle’s profitability is not a key factor in their recommendation to select, renew or terminate the Subadviser.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle, its affiliates and the Subadvisers from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of Columbia Threadneedle’s profitability, particularly in comparison to industry competitors, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the
30	Multi-Manager Value Strategies Fund | Semiannual Report 2019

Approval of Management and Subadvisory
Agreements  (continued)

primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports.
Additionally, the Board reviewed the level of subadvisory fees paid to each Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board also reviewed the fees charged by the Subadvisers to other mutual funds employing similar investment strategies where the Subadvisers serves as investment adviser or subadviser. The Board also reviewed advisory fee rates charged by other comparable mutual funds employing each Subadviser to provide subadvisory services. Based on its reviews, including JDL’s conclusions/analyses, the Board concluded that the Fund’s investment management and subadvisory fees were fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2018 the Board had concluded that 2017 profitability was reasonable and that the 2019 information shows that the profitability generated by Columbia Threadneedle in 2018 only slightly increased from 2017 levels. The Board also noted JDL’s report and its conclusion that 2018 Columbia Threadneedle profitability relative to industry competitors was reasonable. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that fees payable under each of the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 19, 2019, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
Multi-Manager Value Strategies Fund | Semiannual Report 2019	31

Multi-Manager Value Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR116_05_K01_(01/20)

SemiAnnual Report
November 30, 2019
Columbia Large Cap Value Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Large Cap Value Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Large Cap Value Fund  |  Semiannual Report 2019

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.
Portfolio management
Hugh Mullin, CFA
Portfolio Manager
Managed Fund since 2013
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended November 30, 2019)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	10/15/90	13.84	12.29	7.73	10.59
	Including sales charges		7.31	5.82	6.46	9.94
Advisor Class		12/11/06	13.98	12.66	8.01	10.75
Class C	Excluding sales charges	06/26/00	13.39	11.48	6.93	9.77
	Including sales charges		12.39	10.48	6.93	9.77
Institutional Class*		09/27/10	13.91	12.59	7.99	10.85
Institutional 2 Class		12/11/06	14.01	12.73	8.08	10.99
Institutional 3 Class*		11/08/12	14.01	12.76	8.13	10.90
Class R		12/11/06	13.72	12.09	7.47	10.32
Russell 1000 Value Index			13.56	11.33	7.83	11.69
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Large Cap Value Fund | Semiannual Report 2019	3

Fund at a Glance   (continued)
(Unaudited)
Top 10 holdings (%) (at November 30, 2019)
JPMorgan Chase & Co.	4.4
Berkshire Hathaway, Inc., Class B	4.1
Johnson & Johnson	3.4
Procter & Gamble Co. (The)	3.0
AT&T, Inc.	2.9
Citigroup, Inc.	2.8
Wells Fargo & Co.	2.6
Comcast Corp., Class A	2.6
Chevron Corp.	2.5
Philip Morris International, Inc.	2.1
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at November 30, 2019)
Common Stocks	98.5
Convertible Bonds	0.5
Money Market Funds	1.0
Rights	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at November 30, 2019)
Communication Services	6.2
Consumer Discretionary	6.2
Consumer Staples	8.5
Energy	8.0
Financials	25.9
Health Care	13.1
Industrials	7.8
Information Technology	9.0
Materials	5.5
Real Estate	4.4
Utilities	5.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Large Cap Value Fund | Semiannual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2019 — November 30, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,138.40	1,019.79	5.42	5.12	1.02
Advisor Class	1,000.00	1,000.00	1,139.80	1,021.03	4.10	3.87	0.77
Class C	1,000.00	1,000.00	1,133.90	1,016.06	9.39	8.87	1.77
Institutional Class	1,000.00	1,000.00	1,139.10	1,021.03	4.10	3.87	0.77
Institutional 2 Class	1,000.00	1,000.00	1,140.10	1,021.33	3.78	3.57	0.71
Institutional 3 Class	1,000.00	1,000.00	1,140.10	1,021.43	3.67	3.47	0.69
Class R	1,000.00	1,000.00	1,137.20	1,018.55	6.75	6.37	1.27
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Large Cap Value Fund | Semiannual Report 2019	5

Portfolio of Investments
November 30, 2019 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.2%
Issuer	Shares	Value ($)
Communication Services 6.1%
Diversified Telecommunication Services 2.8%
AT&T, Inc.	1,518,400	56,757,792
Media 3.3%
Comcast Corp., Class A	1,177,700	51,995,455
DISH Network Corp., Class A(a)	385,045	13,156,988
Total		65,152,443
Total Communication Services		121,910,235
Consumer Discretionary 6.1%
Automobiles 1.0%
General Motors Co.	546,300	19,666,800
Hotels, Restaurants & Leisure 1.5%
Royal Caribbean Cruises Ltd.	251,732	30,212,875
Household Durables 1.4%
Toll Brothers, Inc.	688,100	27,640,977
Specialty Retail 1.4%
Home Depot, Inc. (The)	124,400	27,431,444
Textiles, Apparel & Luxury Goods 0.8%
Levi Strauss & Co., Class A	963,500	16,167,530
Total Consumer Discretionary		121,119,626
Consumer Staples 8.3%
Food & Staples Retailing 2.0%
Walmart, Inc.	327,300	38,978,157
Food Products 1.2%
General Mills, Inc.	463,900	24,735,148
Household Products 3.0%
Procter & Gamble Co. (The)	491,459	59,987,486
Tobacco 2.1%
Philip Morris International, Inc.	510,480	42,334,106
Total Consumer Staples		166,034,897
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 7.8%
Oil, Gas & Consumable Fuels 7.8%
BP PLC, ADR	477,700	17,875,534
Chevron Corp.	420,200	49,218,026
Cimarex Energy Co.	310,700	14,282,879
ConocoPhillips Co.	491,528	29,462,188
EOG Resources, Inc.	292,600	20,745,340
Valero Energy Corp.	261,500	24,970,635
Total		156,554,602
Total Energy		156,554,602
Financials 25.4%
Banks 13.8%
Citigroup, Inc.	734,300	55,160,616
JPMorgan Chase & Co.	659,300	86,869,368
PNC Financial Services Group, Inc. (The)	221,800	33,981,978
Regions Financial Corp.	1,403,000	23,345,920
SunTrust Banks, Inc.	352,300	24,956,932
Wells Fargo & Co.	958,200	52,183,572
Total		276,498,386
Capital Markets 3.2%
Intercontinental Exchange, Inc.	290,500	27,356,385
Morgan Stanley	746,296	36,926,726
Total		64,283,111
Diversified Financial Services 4.1%
Berkshire Hathaway, Inc., Class B(a)	368,600	81,202,580
Insurance 4.3%
Allstate Corp. (The)	239,624	26,682,132
Chubb Ltd.	197,600	29,932,448
Lincoln National Corp.	479,900	28,338,095
Total		84,952,675
Total Financials		506,936,752
Health Care 12.9%
Health Care Equipment & Supplies 3.4%
Baxter International, Inc.	307,600	25,213,972
Medtronic PLC	377,900	42,094,281
Total		67,308,253
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Large Cap Value Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 2.7%
Cigna Corp.	134,200	26,829,264
Humana, Inc.	76,800	26,206,464
Total		53,035,728
Pharmaceuticals 6.8%
Bristol-Myers Squibb Co.	502,800	28,629,432
Jazz Pharmaceuticals PLC(a)	96,700	14,613,304
Johnson & Johnson	487,700	67,053,873
Merck & Co., Inc.	298,100	25,988,358
Total		136,284,967
Total Health Care		256,628,948
Industrials 7.7%
Aerospace & Defense 1.4%
Northrop Grumman Corp.	77,600	27,297,352
Airlines 1.5%
Alaska Air Group, Inc.	441,800	30,488,618
Industrial Conglomerates 1.2%
3M Co.	135,900	23,071,743
Machinery 2.1%
Gardner Denver Holdings, Inc.(a)	606,400	20,538,768
Ingersoll-Rand PLC	169,100	22,170,701
Total		42,709,469
Road & Rail 1.5%
Norfolk Southern Corp.	157,800	30,534,300
Total Industrials		154,101,482
Information Technology 8.9%
Communications Equipment 1.2%
Cisco Systems, Inc.	512,200	23,207,782
IT Services 1.0%
MasterCard, Inc., Class A	69,900	20,426,877
Semiconductors & Semiconductor Equipment 3.5%
Broadcom, Inc.	71,700	22,672,257
Lam Research Corp.	108,400	28,924,372
ON Semiconductor Corp.(a)	843,800	18,116,386
Total		69,713,015
Software 1.1%
Microsoft Corp.	146,300	22,146,894
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 2.1%
Apple, Inc.	67,300	17,985,925
Western Digital Corp.	464,500	23,378,285
Total		41,364,210
Total Information Technology		176,858,778
Materials 5.4%
Chemicals 3.6%
Albemarle Corp.	286,500	18,731,370
DuPont de Nemours, Inc.	393,700	25,515,697
Eastman Chemical Co.	345,156	27,049,876
Total		71,296,943
Metals & Mining 1.8%
Freeport-McMoRan, Inc.	1,694,246	19,280,519
Steel Dynamics, Inc.	499,600	16,851,508
Total		36,132,027
Total Materials		107,428,970
Real Estate 4.3%
Equity Real Estate Investment Trusts (REITS) 4.3%
Alexandria Real Estate Equities, Inc.	195,000	31,691,400
American Tower Corp.	141,300	30,242,439
Duke Realty Corp.	691,515	24,327,498
Total		86,261,337
Total Real Estate		86,261,337
Utilities 5.3%
Electric Utilities 3.7%
American Electric Power Co., Inc.	413,700	37,791,495
Xcel Energy, Inc.	577,600	35,516,624
Total		73,308,119
Multi-Utilities 1.6%
Ameren Corp.	443,886	32,994,046
Total Utilities		106,302,165
Total Common Stocks (Cost $1,389,003,139)		1,960,137,792

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Semiannual Report 2019	7

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Convertible Bonds 0.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.5%
DISH Network Corp.
08/15/2026	3.375%	9,732,000	9,178,493
Total Convertible Bonds (Cost $9,732,000)			9,178,493

Rights 0.0%
Issuer	Shares	Value ($)
Communication Services 0.0%
Media 0.0%
DISH Network Corp.(a)	28,923	19,668
Total Communication Services		19,668
Total Rights (Cost $—)		19,668

Money Market Funds 1.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.745%(b),(c)	20,244,018	20,244,018
Total Money Market Funds (Cost $20,242,238)		20,244,018
Total Investments in Securities (Cost: $1,418,977,377)		1,989,579,971
Other Assets & Liabilities, Net		5,722,685
Net Assets		1,995,302,656

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at November 30, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended November 30, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.745%
	21,310,856	113,753,030	(114,819,868)	20,244,018	(340)	1,780	301,936	20,244,018
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Large Cap Value Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	121,910,235	—	—	—	121,910,235
Consumer Discretionary	121,119,626	—	—	—	121,119,626
Consumer Staples	166,034,897	—	—	—	166,034,897
Energy	156,554,602	—	—	—	156,554,602
Financials	506,936,752	—	—	—	506,936,752
Health Care	256,628,948	—	—	—	256,628,948
Industrials	154,101,482	—	—	—	154,101,482
Information Technology	176,858,778	—	—	—	176,858,778
Materials	107,428,970	—	—	—	107,428,970
Real Estate	86,261,337	—	—	—	86,261,337
Utilities	106,302,165	—	—	—	106,302,165
Total Common Stocks	1,960,137,792	—	—	—	1,960,137,792
Convertible Bonds	—	9,178,493	—	—	9,178,493
Rights
Communication Services	19,668	—	—	—	19,668
Money Market Funds	20,244,018	—	—	—	20,244,018
Total Investments in Securities	1,980,401,478	9,178,493	—	—	1,989,579,971
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Semiannual Report 2019	9

Statement of Assets and Liabilities
November 30, 2019 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,398,735,139)	$1,969,335,953
Affiliated issuers (cost $20,242,238)	20,244,018
Receivable for:
Capital shares sold	3,696,445
Dividends	3,443,763
Interest	95,799
Prepaid expenses	6,545
Total assets	1,996,822,523
Liabilities
Payable for:
Capital shares purchased	918,943
Management services fees	70,747
Distribution and/or service fees	25,265
Transfer agent fees	168,309
Compensation of board members	241,322
Compensation of chief compliance officer	217
Other expenses	95,064
Total liabilities	1,519,867
Net assets applicable to outstanding capital stock	$1,995,302,656
Represented by
Paid in capital	1,331,195,553
Total distributable earnings (loss)	664,107,103
Total - representing net assets applicable to outstanding capital stock	$1,995,302,656
Class A
Net assets	$1,738,219,896
Shares outstanding	121,520,768
Net asset value per share	$14.30
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$15.17
Advisor Class
Net assets	$36,110,110
Shares outstanding	2,525,241
Net asset value per share	$14.30
Class C
Net assets	$23,347,759
Shares outstanding	1,638,388
Net asset value per share	$14.25
Institutional Class
Net assets	$169,183,051
Shares outstanding	11,843,451
Net asset value per share	$14.28
Institutional 2 Class
Net assets	$20,986,884
Shares outstanding	1,466,593
Net asset value per share	$14.31
Institutional 3 Class
Net assets	$4,107,819
Shares outstanding	283,752
Net asset value per share	$14.48
Class R
Net assets	$3,347,137
Shares outstanding	235,728
Net asset value per share	$14.20
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Large Cap Value Fund | Semiannual Report 2019

Statement of Operations
Six Months Ended November 30, 2019 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$24,541,815
Dividends — affiliated issuers	301,936
Interest	163,315
Total income	25,007,066
Expenses:
Management services fees	6,303,425
Distribution and/or service fees
Class A	2,123,951
Class C	117,596
Class R	8,567
Transfer agent fees
Class A	812,085
Advisor Class	16,737
Class C	11,241
Institutional Class	79,571
Institutional 2 Class	3,600
Institutional 3 Class	316
Class R	1,638
Compensation of board members	24,307
Custodian fees	7,419
Printing and postage fees	70,263
Registration fees	68,241
Audit fees	12,623
Legal fees	14,495
Compensation of chief compliance officer	217
Other	23,378
Total expenses	9,699,670
Expense reduction	(100)
Total net expenses	9,699,570
Net investment income	15,307,496
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	54,854,501
Investments — affiliated issuers	(340)
Net realized gain	54,854,161
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	181,417,520
Investments — affiliated issuers	1,780
Net change in unrealized appreciation (depreciation)	181,419,300
Net realized and unrealized gain	236,273,461
Net increase in net assets resulting from operations	$251,580,957
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Semiannual Report 2019	11

Statement of Changes in Net Assets
	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019
Operations
Net investment income	$15,307,496	$30,728,282
Net realized gain	54,854,161	94,235,230
Net change in unrealized appreciation (depreciation)	181,419,300	(107,727,908)
Net increase in net assets resulting from operations	251,580,957	17,235,604
Distributions to shareholders
Net investment income and net realized gains
Class A	(13,312,704)	(177,014,873)
Advisor Class	(316,024)	(3,988,155)
Class C	(99,687)	(2,618,821)
Institutional Class	(1,515,050)	(18,120,879)
Institutional 2 Class	(165,216)	(1,848,583)
Institutional 3 Class	(29,888)	(317,596)
Class R	(23,122)	(392,719)
Class T	—	(262)
Total distributions to shareholders	(15,461,691)	(204,301,888)
Decrease in net assets from capital stock activity	(102,573,281)	(127,369,635)
Total increase (decrease) in net assets	133,545,985	(314,435,919)
Net assets at beginning of period	1,861,756,671	2,176,192,590
Net assets at end of period	$1,995,302,656	$1,861,756,671
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Large Cap Value Fund | Semiannual Report 2019

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2019 (Unaudited)		May 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,566,425	21,481,736	4,254,622	58,832,902
Distributions reinvested	980,188	13,229,433	14,202,314	175,961,680
Redemptions	(9,108,593)	(124,228,939)	(21,190,976)	(286,158,135)
Net decrease	(6,561,980)	(89,517,770)	(2,734,040)	(51,363,553)
Advisor Class
Subscriptions	196,363	2,696,976	351,137	4,811,765
Distributions reinvested	23,429	315,939	321,475	3,987,564
Redemptions	(372,599)	(5,020,673)	(993,676)	(13,287,254)
Net decrease	(152,807)	(2,007,758)	(321,064)	(4,487,925)
Class C
Subscriptions	83,328	1,130,843	172,137	2,290,456
Distributions reinvested	7,155	96,231	206,013	2,532,732
Redemptions	(326,273)	(4,415,715)	(2,609,263)	(36,476,485)
Net decrease	(235,790)	(3,188,641)	(2,231,113)	(31,653,297)
Institutional Class
Subscriptions	1,194,446	16,277,429	2,496,651	33,737,204
Distributions reinvested	112,101	1,510,790	1,456,853	18,062,501
Redemptions	(2,070,937)	(28,264,704)	(5,133,107)	(69,431,257)
Net decrease	(764,390)	(10,476,485)	(1,179,603)	(17,631,552)
Institutional 2 Class
Subscriptions	306,451	4,212,532	240,229	3,247,070
Distributions reinvested	12,144	163,923	147,958	1,848,583
Redemptions	(152,313)	(2,067,831)	(1,881,261)	(26,509,591)
Net increase (decrease)	166,282	2,308,624	(1,493,074)	(21,413,938)
Institutional 3 Class
Subscriptions	87,273	1,208,697	102,339	1,426,579
Distributions reinvested	2,184	29,864	25,233	317,242
Redemptions	(19,997)	(276,007)	(144,499)	(1,988,864)
Net increase (decrease)	69,460	962,554	(16,927)	(245,043)
Class R
Subscriptions	21,651	290,646	49,122	681,830
Distributions reinvested	1,692	22,689	30,369	373,123
Redemptions	(71,919)	(967,140)	(118,560)	(1,626,980)
Net decrease	(48,576)	(653,805)	(39,069)	(572,027)
Class T
Redemptions	—	—	(191)	(2,300)
Net decrease	—	—	(191)	(2,300)
Total net decrease	(7,527,801)	(102,573,281)	(8,015,081)	(127,369,635)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Semiannual Report 2019	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 11/30/2019 (Unaudited)	$12.66	0.11	1.64	1.75	(0.11)	—	(0.11)
Year Ended 5/31/2019	$14.04	0.20	(0.16)	0.04	(0.19)	(1.23)	(1.42)
Year Ended 5/31/2018	$13.92	0.17	0.94	1.11	(0.16)	(0.83)	(0.99)
Year Ended 5/31/2017	$12.35	0.18	1.79	1.97	(0.17)	(0.23)	(0.40)
Year Ended 5/31/2016	$14.26	0.17	(0.44)	(0.27)	(0.25)	(1.39)	(1.64)
Year Ended 5/31/2015	$14.25	0.23	1.05	1.28	(0.17)	(1.10)	(1.27)
Advisor Class
Six Months Ended 11/30/2019 (Unaudited)	$12.66	0.12	1.64	1.76	(0.12)	—	(0.12)
Year Ended 5/31/2019	$14.03	0.24	(0.15)	0.09	(0.23)	(1.23)	(1.46)
Year Ended 5/31/2018	$13.91	0.21	0.94	1.15	(0.20)	(0.83)	(1.03)
Year Ended 5/31/2017	$12.35	0.21	1.79	2.00	(0.21)	(0.23)	(0.44)
Year Ended 5/31/2016	$14.26	0.20	(0.43)	(0.23)	(0.29)	(1.39)	(1.68)
Year Ended 5/31/2015	$14.24	0.26	1.06	1.32	(0.20)	(1.10)	(1.30)
Class C
Six Months Ended 11/30/2019 (Unaudited)	$12.62	0.05	1.64	1.69	(0.06)	—	(0.06)
Year Ended 5/31/2019	$13.99	0.10	(0.15)	(0.05)	(0.09)	(1.23)	(1.32)
Year Ended 5/31/2018	$13.88	0.06	0.93	0.99	(0.05)	(0.83)	(0.88)
Year Ended 5/31/2017	$12.32	0.08	1.79	1.87	(0.08)	(0.23)	(0.31)
Year Ended 5/31/2016	$14.22	0.07	(0.43)	(0.36)	(0.15)	(1.39)	(1.54)
Year Ended 5/31/2015	$14.21	0.12	1.05	1.17	(0.06)	(1.10)	(1.16)
Institutional Class
Six Months Ended 11/30/2019 (Unaudited)	$12.65	0.12	1.63	1.75	(0.12)	—	(0.12)
Year Ended 5/31/2019	$14.02	0.24	(0.15)	0.09	(0.23)	(1.23)	(1.46)
Year Ended 5/31/2018	$13.90	0.20	0.95	1.15	(0.20)	(0.83)	(1.03)
Year Ended 5/31/2017	$12.34	0.20	1.80	2.00	(0.21)	(0.23)	(0.44)
Year Ended 5/31/2016	$14.25	0.20	(0.43)	(0.23)	(0.29)	(1.39)	(1.68)
Year Ended 5/31/2015	$14.24	0.27	1.04	1.31	(0.20)	(1.10)	(1.30)
Institutional 2 Class
Six Months Ended 11/30/2019 (Unaudited)	$12.67	0.13	1.64	1.77	(0.13)	—	(0.13)
Year Ended 5/31/2019	$14.04	0.25	(0.15)	0.10	(0.24)	(1.23)	(1.47)
Year Ended 5/31/2018	$13.93	0.21	0.93	1.14	(0.20)	(0.83)	(1.03)
Year Ended 5/31/2017	$12.36	0.22	1.80	2.02	(0.22)	(0.23)	(0.45)
Year Ended 5/31/2016	$14.27	0.21	(0.43)	(0.22)	(0.30)	(1.39)	(1.69)
Year Ended 5/31/2015	$14.26	0.29	1.04	1.33	(0.22)	(1.10)	(1.32)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Large Cap Value Fund | Semiannual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2019 (Unaudited)	$14.30	13.84%	1.02%(c)	1.02%(c),(d)	1.56%(c)	8%	$1,738,220
Year Ended 5/31/2019	$12.66	0.62%	1.02%	1.02%(d)	1.49%	23%	$1,621,964
Year Ended 5/31/2018	$14.04	7.82%	1.01%	1.01%(d)	1.17%	21%	$1,836,324
Year Ended 5/31/2017	$13.92	16.17%	1.03%	1.03%(d)	1.40%	31%	$1,986,051
Year Ended 5/31/2016	$12.35	(1.34%)	1.04%	1.04%(d)	1.31%	43%	$2,159,152
Year Ended 5/31/2015	$14.26	9.34%	1.05%	1.05%(d)	1.61%	48%	$2,434,631
Advisor Class
Six Months Ended 11/30/2019 (Unaudited)	$14.30	13.98%	0.77%(c)	0.77%(c),(d)	1.81%(c)	8%	$36,110
Year Ended 5/31/2019	$12.66	0.95%	0.77%	0.77%(d)	1.74%	23%	$33,903
Year Ended 5/31/2018	$14.03	8.10%	0.77%	0.77%(d)	1.50%	21%	$42,087
Year Ended 5/31/2017	$13.91	16.37%	0.78%	0.78%(d)	1.63%	31%	$9,409
Year Ended 5/31/2016	$12.35	(1.07%)	0.79%	0.79%(d)	1.56%	43%	$7,052
Year Ended 5/31/2015	$14.26	9.69%	0.80%	0.80%(d)	1.81%	48%	$10,520
Class C
Six Months Ended 11/30/2019 (Unaudited)	$14.25	13.39%	1.77%(c)	1.77%(c),(d)	0.80%(c)	8%	$23,348
Year Ended 5/31/2019	$12.62	(0.06%)	1.76%	1.76%(d)	0.74%	23%	$23,646
Year Ended 5/31/2018	$13.99	6.96%	1.76%	1.76%(d)	0.41%	21%	$57,445
Year Ended 5/31/2017	$13.88	15.28%	1.78%	1.78%(d)	0.64%	31%	$66,229
Year Ended 5/31/2016	$12.32	(2.02%)	1.79%	1.79%(d)	0.56%	43%	$64,809
Year Ended 5/31/2015	$14.22	8.55%	1.80%	1.80%(d)	0.87%	48%	$72,010
Institutional Class
Six Months Ended 11/30/2019 (Unaudited)	$14.28	13.91%	0.77%(c)	0.77%(c),(d)	1.81%(c)	8%	$169,183
Year Ended 5/31/2019	$12.65	0.96%	0.77%	0.77%(d)	1.74%	23%	$159,448
Year Ended 5/31/2018	$14.02	8.10%	0.76%	0.76%(d)	1.42%	21%	$193,314
Year Ended 5/31/2017	$13.90	16.38%	0.79%	0.79%(d)	1.52%	31%	$210,649
Year Ended 5/31/2016	$12.34	(1.08%)	0.79%	0.79%(d)	1.57%	43%	$17,788
Year Ended 5/31/2015	$14.25	9.62%	0.80%	0.80%(d)	1.90%	48%	$20,150
Institutional 2 Class
Six Months Ended 11/30/2019 (Unaudited)	$14.31	14.01%	0.71%(c)	0.71%(c)	1.85%(c)	8%	$20,987
Year Ended 5/31/2019	$12.67	1.02%	0.70%	0.70%	1.82%	23%	$16,474
Year Ended 5/31/2018	$14.04	8.08%	0.71%	0.71%	1.47%	21%	$39,230
Year Ended 5/31/2017	$13.93	16.53%	0.71%	0.71%	1.70%	31%	$38,168
Year Ended 5/31/2016	$12.36	(0.98%)	0.71%	0.71%	1.64%	43%	$31,899
Year Ended 5/31/2015	$14.27	9.73%	0.70%	0.70%	2.00%	48%	$29,830
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Semiannual Report 2019	15

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2019 (Unaudited)	$12.82	0.13	1.66	1.79	(0.13)	—	(0.13)
Year Ended 5/31/2019	$14.19	0.25	(0.15)	0.10	(0.24)	(1.23)	(1.47)
Year Ended 5/31/2018	$14.06	0.23	0.94	1.17	(0.21)	(0.83)	(1.04)
Year Ended 5/31/2017	$12.47	0.24	1.80	2.04	(0.22)	(0.23)	(0.45)
Year Ended 5/31/2016	$14.38	0.22	(0.44)	(0.22)	(0.30)	(1.39)	(1.69)
Year Ended 5/31/2015	$14.36	0.21	1.14	1.35	(0.23)	(1.10)	(1.33)
Class R
Six Months Ended 11/30/2019 (Unaudited)	$12.57	0.09	1.63	1.72	(0.09)	—	(0.09)
Year Ended 5/31/2019	$13.95	0.17	(0.16)	0.01	(0.16)	(1.23)	(1.39)
Year Ended 5/31/2018	$13.83	0.13	0.94	1.07	(0.12)	(0.83)	(0.95)
Year Ended 5/31/2017	$12.28	0.15	1.77	1.92	(0.14)	(0.23)	(0.37)
Year Ended 5/31/2016	$14.18	0.14	(0.43)	(0.29)	(0.22)	(1.39)	(1.61)
Year Ended 5/31/2015	$14.18	0.19	1.04	1.23	(0.13)	(1.10)	(1.23)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Large Cap Value Fund | Semiannual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2019 (Unaudited)	$14.48	14.01%	0.69%(c)	0.69%(c)	1.87%(c)	8%	$4,108
Year Ended 5/31/2019	$12.82	1.03%	0.69%	0.69%	1.82%	23%	$2,746
Year Ended 5/31/2018	$14.19	8.18%	0.69%	0.68%	1.56%	21%	$3,281
Year Ended 5/31/2017	$14.06	16.60%	0.67%	0.67%	1.87%	31%	$747
Year Ended 5/31/2016	$12.47	(0.93%)	0.66%	0.66%	1.68%	43%	$403
Year Ended 5/31/2015	$14.38	9.79%	0.64%	0.64%	1.42%	48%	$362
Class R
Six Months Ended 11/30/2019 (Unaudited)	$14.20	13.72%	1.27%(c)	1.27%(c),(d)	1.30%(c)	8%	$3,347
Year Ended 5/31/2019	$12.57	0.37%	1.27%	1.27%(d)	1.24%	23%	$3,574
Year Ended 5/31/2018	$13.95	7.61%	1.26%	1.26%(d)	0.91%	21%	$4,510
Year Ended 5/31/2017	$13.83	15.82%	1.28%	1.28%(d)	1.15%	31%	$5,689
Year Ended 5/31/2016	$12.28	(1.52%)	1.29%	1.29%(d)	1.07%	43%	$5,688
Year Ended 5/31/2015	$14.18	9.04%	1.30%	1.30%(d)	1.36%	48%	$7,687
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Semiannual Report 2019	17

Notes to Financial Statements
November 30, 2019 (Unaudited)
Note 1. Organization
Columbia Large Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple
18	Columbia Large Cap Value Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Columbia Large Cap Value Fund | Semiannual Report 2019	19

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
20	Columbia Large Cap Value Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2019 was 0.65% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Large Cap Value Fund | Semiannual Report 2019	21

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
For the six months ended November 30, 2019, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.04
Institutional 3 Class	0.02
Class R	0.10
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2019, these minimum account balance fees reduced total expenses of the Fund by $100.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $604,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2019, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	185,941
Class C	—	1.00(b)	292

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
22	Columbia Large Cap Value Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2019 through September 30, 2020	Prior to October 1, 2019
Class A	1.07%	1.13%
Advisor Class	0.82	0.88
Class C	1.82	1.88
Institutional Class	0.82	0.88
Institutional 2 Class	0.76	0.82
Institutional 3 Class	0.74	0.80
Class R	1.32	1.38
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2019, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,418,977,000	632,070,000	(61,467,000)	570,603,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $144,973,525 and $249,568,935, respectively, for the six months ended November 30, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Large Cap Value Fund | Semiannual Report 2019	23

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended November 30, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended November 30, 2019.
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
24	Columbia Large Cap Value Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Shareholder concentration risk
At November 30, 2019, affiliated shareholders of record owned 84.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Large Cap Value Fund | Semiannual Report 2019	25

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Large Cap Value Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2018 and January, March, April and June 2019, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 17-19, 2019 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2019 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2018 in the performance of administrative services, and noted the various enhancements anticipated for 2019. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its relatively strong cash position and solid balance sheet.
26	Columbia Large Cap Value Fund | Semiannual Report 2019

Approval of Management Agreement  (continued)

The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed the Fund’s underperformance for certain recent periods, noting though that the Fund’s longer term record was consistent with expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Threadneedle and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual management fees.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of Columbia Threadneedle’s profitability, particularly in comparison to industry competitors, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2018 the Board had concluded that 2017 profitability was reasonable and that the 2019 information shows that the profitability generated by Columbia Threadneedle in 2018 only slightly increased from 2017 levels. The Board also noted JDL’s report and its conclusion that 2018 Columbia Threadneedle profitability relative to industry competitors was reasonable. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall
Columbia Large Cap Value Fund | Semiannual Report 2019	27

Approval of Management Agreement  (continued)

reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 19, 2019, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
28	Columbia Large Cap Value Fund | Semiannual Report 2019

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Columbia Large Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR138_05_K01_(01/20)

SemiAnnual Report
November 30, 2019
Columbia Seligman Communications and Information Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Seligman Communications and Information Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Seligman Communications and Information Fund  |  Semiannual Report 2019

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with capital gain.
Portfolio management
Paul Wick
Lead Portfolio Manager
Managed Fund since 1990
Shekhar Pramanick
Technology Team Member
Managed Fund since 2013
Sanjay Devgan
Technology Team Member
Managed Fund since 2013
Jeetil Patel
Technology Team Member
Managed Fund since 2015
Christopher Boova
Technology Team Member
Managed Fund since 2016
Vimal Patel
Technology Team Member
Managed Fund since 2018
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended November 30, 2019)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/23/83	25.97	33.80	18.21	15.92
	Including sales charges		18.74	26.11	16.82	15.23
Advisor Class		08/03/09	26.12	34.13	18.51	16.08
Class C	Excluding sales charges	05/27/99	25.49	32.80	17.32	15.05
	Including sales charges		24.49	31.80	17.32	15.05
Institutional Class*		09/27/10	26.13	34.13	18.51	16.20
Institutional 2 Class		11/30/01	26.15	34.19	18.60	16.32
Institutional 3 Class*		03/01/17	26.18	34.27	18.44	16.03
Class R		04/30/03	25.81	33.46	17.92	15.61
S&P North American Technology Sector Index			17.71	26.66	19.27	17.84
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P North American Technology Sector Index is an unmanaged modified capitalization-weighted index based on a universe of technology-related stocks.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Seligman Communications and Information Fund | Semiannual Report 2019	3

Fund at a Glance   (continued)
(Unaudited)
Top 10 holdings (%) (at November 30, 2019)
Lam Research Corp.	7.8
Broadcom, Inc.	5.8
Apple, Inc.	5.2
Synopsys, Inc.	4.1
Visa, Inc., Class A	3.9
Alphabet, Inc., Class A	3.9
Micron Technology, Inc.	3.6
Teradyne, Inc.	3.5
Marvell Technology Group Ltd.	3.5
Alphabet, Inc., Class C	3.5
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at November 30, 2019)
Common Stocks	97.3
Money Market Funds	2.6
Preferred Stocks	0.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at November 30, 2019)
Communication Services	11.9
Financials	0.1
Industrials	0.5
Information Technology	87.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at November 30, 2019)
Information Technology
Application Software	9.7
Communications Equipment	2.8
Data Processing & Outsourced Services	10.2
Internet Services & Infrastructure	0.8
Semiconductor Equipment	16.5
Semiconductors	24.2
Systems Software	12.4
Technology Hardware, Storage & Peripherals	10.9
Total	87.5
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Seligman Communications and Information Fund | Semiannual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2019 — November 30, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,259.70	1,018.75	6.91	6.17	1.23
Advisor Class	1,000.00	1,000.00	1,261.20	1,019.99	5.51	4.92	0.98
Class C	1,000.00	1,000.00	1,254.90	1,014.97	11.16	9.97	1.99
Institutional Class	1,000.00	1,000.00	1,261.30	1,019.99	5.51	4.92	0.98
Institutional 2 Class	1,000.00	1,000.00	1,261.50	1,020.19	5.29	4.72	0.94
Institutional 3 Class	1,000.00	1,000.00	1,261.80	1,020.44	5.01	4.47	0.89
Class R	1,000.00	1,000.00	1,258.10	1,017.50	8.31	7.42	1.48
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Seligman Communications and Information Fund | Semiannual Report 2019	5

Portfolio of Investments
November 30, 2019 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.3%
Issuer	Shares	Value ($)
Communication Services 11.5%
Broadcasting 1.7%
Discovery, Inc., Class A(a)	3,426,500	112,868,910
Total Broadcasting		112,868,910
Cable & Satellite 0.3%
Comcast Corp., Class A	506,300	22,353,145
Total Cable & Satellite		22,353,145
Integrated Telecommunication Services 0.2%
Ooma, Inc.(a)	942,275	13,078,777
Total Integrated Telecommunication Services		13,078,777
Interactive Home Entertainment 1.9%
Activision Blizzard, Inc.	2,075,508	113,800,103
Sciplay Corp., Class A(a),(b)	1,220,700	14,379,846
Total Interactive Home Entertainment		128,179,949
Interactive Media & Services 7.4%
Alphabet, Inc., Class A(a)	192,525	251,069,927
Alphabet, Inc., Class C(a)	172,301	224,845,912
Tencent Holdings Ltd., ADR	403,200	16,996,896
Total Interactive Media & Services		492,912,735
Total Communication Services		769,393,516
Industrials 0.5%
Heavy Electrical Equipment 0.3%
Bloom Energy Corp., Class A(a)	3,312,966	21,600,538
Total Heavy Electrical Equipment		21,600,538
Research & Consulting Services 0.2%
Nielsen Holdings PLC	604,400	11,816,020
Total Research & Consulting Services		11,816,020
Total Industrials		33,416,558
Information Technology 84.3%
Application Software 9.4%
Cerence, Inc.(a),(b)	2,105,769	32,765,766
Cerence, Inc., Registered Shares(a)	462,421	7,195,271
Cornerstone OnDemand, Inc.(a)	620,057	38,238,915
Nuance Communications, Inc.(a)	4,277,053	76,687,560
Salesforce.com, Inc.(a)	634,151	103,296,856
Splunk, Inc.(a)	252,363	37,657,607
Synopsys, Inc.(a)	1,904,733	268,643,542
Common Stocks (continued)
Issuer	Shares	Value ($)
TeamViewer AG(a)	975,773	27,877,509
Verint Systems, Inc.(a)	753,300	36,617,913
Total Application Software		628,980,939
Communications Equipment 2.7%
Arista Networks, Inc.(a)	208,561	40,696,508
CommScope Holding Co., Inc.(a)	1,165,800	15,854,880
F5 Networks, Inc.(a)	278,100	40,521,951
Juniper Networks, Inc.	1,044,500	26,175,170
Plantronics, Inc.	1,355,300	34,343,302
Telefonaktiebolaget LM Ericsson, ADR	2,649,100	23,947,864
Total Communications Equipment		181,539,675
Data Processing & Outsourced Services 9.8%
Euronet Worldwide, Inc.(a)	179,690	28,245,471
Fidelity National Information Services, Inc.	834,000	115,217,100
Fiserv, Inc.(a)	776,200	90,225,488
Genpact Ltd.	1,347,600	54,847,320
Global Payments, Inc.	387,389	70,156,148
Pagseguro Digital Ltd., Class A(a)	1,540,194	52,274,184
Visa, Inc., Class A	1,361,500	251,210,365
Total Data Processing & Outsourced Services		662,176,076
Internet Services & Infrastructure 0.8%
GoDaddy, Inc., Class A(a)	796,237	52,854,212
Total Internet Services & Infrastructure		52,854,212
Semiconductor Equipment 15.9%
Advanced Energy Industries, Inc.(a)	1,164,900	74,798,231
Applied Materials, Inc.	3,772,000	218,398,800
Lam Research Corp.	1,895,405	505,750,916
Teradyne, Inc.	3,666,668	229,496,750
Xperi Corp.	2,001,649	39,612,634
Total Semiconductor Equipment		1,068,057,331
Semiconductors 23.3%
Broadcom, Inc.	1,189,901	376,258,595
Infineon Technologies AG	6,522,600	139,007,286
Inphi Corp.(a)	725,158	50,492,752
Intel Corp.	561,100	32,571,855
Marvell Technology Group Ltd.(c)	8,613,666	227,142,373
Micron Technology, Inc.(a)	4,839,275	229,913,955
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Seligman Communications and Information Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
NXP Semiconductors NV	1,018,000	117,660,440
ON Semiconductor Corp.(a)	8,108,988	174,099,972
Qorvo, Inc.(a)	622,498	64,870,517
Rambus, Inc.(a)	492,200	6,423,210
SMART Global Holdings, Inc.(a)	473,423	14,581,428
Synaptics, Inc.(a),(b)	2,340,353	133,774,578
Total Semiconductors		1,566,796,961
Systems Software 11.9%
ForeScout Technologies, Inc.(a)	611,900	21,924,377
Fortinet, Inc.(a)	1,483,586	155,939,724
Microsoft Corp.	1,422,800	215,383,464
Oracle Corp.	2,042,200	114,649,108
Palo Alto Networks, Inc.(a)	544,700	123,766,734
SailPoint Technologies Holding, Inc.(a)	1,239,190	31,016,926
Symantec Corp.	3,657,700	91,076,730
TiVo Corp.(b)	6,326,700	49,411,527
Total Systems Software		803,168,590
Technology Hardware, Storage & Peripherals 10.5%
Apple, Inc.	1,269,300	339,220,425
Dell Technologies, Inc.(a)	932,700	45,226,623
NetApp, Inc.	2,767,900	167,707,061
Western Digital Corp.(c)	3,044,100	153,209,553
Total Technology Hardware, Storage & Peripherals		705,363,662
Total Information Technology		5,668,937,446
Total Common Stocks (Cost: $3,784,506,939)		6,471,747,520
Preferred Stocks 0.1%
Issuer		Shares	Value ($)
Financials 0.1%
Consumer Finance 0.1%
CommonBond, Inc.(d),(e)	1.000%	2,159,244	7,147,098
Total Financials			7,147,098
Total Preferred Stocks (Cost: $10,000,000)			7,147,098

Money Market Funds 2.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.745%(b),(f)	172,149,254	172,149,253
Total Money Market Funds (Cost: $172,132,214)		172,149,253
Total Investments in Securities (Cost $3,966,639,153)		6,651,043,871
Other Assets & Liabilities, Net		70,043,410
Net Assets		$6,721,087,281

At November 30, 2019, securities and/or cash totaling $115,832,238 were pledged as collateral.
Investments in derivatives
Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Marvell Technology Group Ltd.	Deutsche Bank	USD	(2,404,944)	(912)	32.00	1/17/2020	(72,727)	(12,312)
Marvell Technology Group Ltd.	Deutsche Bank	USD	(3,006,180)	(1,140)	31.00	1/17/2020	(110,259)	(22,230)
Marvell Technology Group Ltd.	Deutsche Bank	USD	(22,831,146)	(8,658)	35.00	1/15/2021	(882,761)	(1,363,635)
Western Digital Corp.	Deutsche Bank	USD	(22,628,368)	(4,496)	90.00	1/15/2021	(1,669,579)	(307,976)
Total							(2,735,326)	(1,706,153)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Semiannual Report 2019	7

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Marvell Technology Group Ltd.	Deutsche Bank	USD	(23,777,829)	(9,017)	15.00	01/17/2020	(965,921)	(58,611)
Marvell Technology Group Ltd.	Deutsche Bank	USD	(47,004,525)	(17,825)	17.00	01/15/2021	(2,441,282)	(1,381,437)
Western Digital Corp.	Deutsche Bank	USD	(22,638,434)	(4,498)	40.00	01/15/2021	(1,425,263)	(2,035,345)
Total							(4,832,466)	(3,475,393)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended November 30, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Cerence, Inc. ‡
	—	2,105,769	—	2,105,769	—	(1,063,357)	—	32,765,766
Columbia Short-Term Cash Fund, 1.745%
	46,382,056	873,012,628	(747,245,430)	172,149,254	(1,930)	17,039	913,220	172,149,253
Electronics for Imaging, Inc. †
	3,490,185	—	(3,490,185)	—	28,778,438	(27,750,770)	—	—
Sciplay Corp., Class A ‡
	635,133	602,700	(17,133)	1,220,700	(74,555)	(1,839,697)	—	14,379,846
Synaptics, Inc.
	2,899,448	—	(559,095)	2,340,353	(302,529)	86,411,404	—	133,774,578
TiVo Corp. ‡
	5,677,100	649,600	—	6,326,700	—	(55,119,460)	908,336	49,411,527
Total					28,399,424	655,159	1,821,556	402,480,970

‡	Issuer was not an affiliate at the beginning of period.
†	Issuer was not an affiliate at the end of period.

(c)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At November 30, 2019, the total value of these securities amounted to $7,147,098, which represents 0.11% of total net assets.
(e)	Valuation based on significant unobservable inputs.
(f)	The rate shown is the seven-day current annualized yield at November 30, 2019.
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Seligman Communications and Information Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	752,396,620	16,996,896	—	769,393,516
Industrials	33,416,558	—	—	33,416,558
Information Technology	5,502,052,651	166,884,795	—	5,668,937,446
Total Common Stocks	6,287,865,829	183,881,691	—	6,471,747,520
Preferred Stocks
Financials	—	—	7,147,098	7,147,098
Total Preferred Stocks	—	—	7,147,098	7,147,098
Money Market Funds	172,149,253	—	—	172,149,253
Total Investments in Securities	6,460,015,082	183,881,691	7,147,098	6,651,043,871
Investments in Derivatives
Liability
Options Contracts Written	(5,181,546)	—	—	(5,181,546)
Total	6,454,833,536	183,881,691	7,147,098	6,645,862,325
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Semiannual Report 2019	9

Statement of Assets and Liabilities
November 30, 2019 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,540,162,493)	$6,248,562,901
Affiliated issuers (cost $426,476,660)	402,480,970
Cash collateral held at broker for:
Options contracts written	64,961,610
Receivable for:
Investments sold	9,949,721
Capital shares sold	2,849,332
Dividends	3,892,253
Prepaid expenses	15,779
Total assets	6,732,712,566
Liabilities
Option contracts written, at value (premiums received $7,567,792)	5,181,546
Payable for:
Investments purchased	1,384,328
Capital shares purchased	3,611,712
Management services fees	318,046
Distribution and/or service fees	84,879
Transfer agent fees	646,267
Compensation of board members	220,569
Compensation of chief compliance officer	636
Other expenses	177,302
Total liabilities	11,625,285
Net assets applicable to outstanding capital stock	$6,721,087,281
Represented by
Paid in capital	3,233,416,581
Total distributable earnings (loss)	3,487,670,700
Total - representing net assets applicable to outstanding capital stock	$6,721,087,281
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Seligman Communications and Information Fund | Semiannual Report 2019

Statement of Assets and Liabilities  (continued)
November 30, 2019 (Unaudited)
Class A
Net assets	$4,569,337,872
Shares outstanding	53,721,520
Net asset value per share	$85.06
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$90.25
Advisor Class
Net assets	$178,215,781
Shares outstanding	2,161,156
Net asset value per share	$82.46
Class C
Net assets	$359,431,966
Shares outstanding	6,512,406
Net asset value per share	$55.19
Institutional Class
Net assets	$1,268,663,017
Shares outstanding	13,526,797
Net asset value per share	$93.79
Institutional 2 Class
Net assets	$229,792,906
Shares outstanding	2,437,522
Net asset value per share	$94.27
Institutional 3 Class
Net assets	$42,534,163
Shares outstanding	454,980
Net asset value per share	$93.49
Class R
Net assets	$73,111,576
Shares outstanding	911,120
Net asset value per share	$80.24
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Semiannual Report 2019	11

Statement of Operations
Six Months Ended November 30, 2019 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$30,655,650
Dividends — affiliated issuers	1,821,556
Interfund lending	1,894
Foreign taxes withheld	(112,679)
Total income	32,366,421
Expenses:
Management services fees	26,794,613
Distribution and/or service fees
Class A	5,265,696
Class C	1,727,674
Class R	175,668
Transfer agent fees
Class A	2,175,513
Advisor Class	84,359
Class C	178,570
Institutional Class	598,154
Institutional 2 Class	59,161
Institutional 3 Class	1,679
Class R	36,303
Compensation of board members	50,535
Custodian fees	20,080
Printing and postage fees	115,769
Registration fees	75,583
Audit fees	12,715
Legal fees	36,439
Compensation of chief compliance officer	636
Other	61,546
Total expenses	37,470,693
Expense reduction	(6,192)
Total net expenses	37,464,501
Net investment loss	(5,098,080)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	319,821,228
Investments — affiliated issuers	28,399,424
Foreign currency translations	6,312
Options purchased	(1,243,247)
Options contracts written	669,340
Net realized gain	347,653,057
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,071,730,788
Investments — affiliated issuers	655,159
Options contracts written	975,755
Net change in unrealized appreciation (depreciation)	1,073,361,702
Net realized and unrealized gain	1,421,014,759
Net increase in net assets resulting from operations	$1,415,916,679
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Seligman Communications and Information Fund | Semiannual Report 2019

Statement of Changes in Net Assets
	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019
Operations
Net investment loss	$(5,098,080)	$(2,297,728)
Net realized gain	347,653,057	640,245,578
Net change in unrealized appreciation (depreciation)	1,073,361,702	(764,736,071)
Net increase (decrease) in net assets resulting from operations	1,415,916,679	(126,788,221)
Distributions to shareholders
Net investment income and net realized gains
Class A	—	(379,598,242)
Advisor Class	—	(14,436,601)
Class C	—	(54,851,611)
Institutional Class	—	(102,191,939)
Institutional 2 Class	—	(15,674,603)
Institutional 3 Class	—	(2,437,793)
Class R	—	(6,860,369)
Class T	—	(1,215)
Total distributions to shareholders	—	(576,052,373)
Decrease in net assets from capital stock activity	(247,761,169)	(97,762,101)
Total increase (decrease) in net assets	1,168,155,510	(800,602,695)
Net assets at beginning of period	5,552,931,771	6,353,534,466
Net assets at end of period	$6,721,087,281	$5,552,931,771
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Semiannual Report 2019	13

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2019 (Unaudited)		May 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,462,619	110,830,683	9,186,048	687,437,708
Distributions reinvested	—	—	5,745,352	344,778,588
Redemptions	(3,415,595)	(263,850,752)	(8,337,297)	(585,941,907)
Net increase (decrease)	(1,952,976)	(153,020,069)	6,594,103	446,274,389
Advisor Class
Subscriptions	272,788	20,479,247	657,377	44,560,420
Distributions reinvested	—	—	210,594	12,222,892
Redemptions	(302,286)	(22,740,520)	(746,474)	(51,442,731)
Net increase (decrease)	(29,498)	(2,261,273)	121,497	5,340,581
Class C
Subscriptions	266,210	13,466,249	908,081	42,969,141
Distributions reinvested	—	—	1,280,699	50,241,828
Redemptions	(1,598,078)	(77,457,576)	(12,417,758)	(637,183,057)
Net decrease	(1,331,868)	(63,991,327)	(10,228,978)	(543,972,088)
Institutional Class
Subscriptions	1,031,970	87,527,214	3,323,276	262,536,809
Distributions reinvested	—	—	1,291,079	85,224,118
Redemptions	(1,358,680)	(114,849,327)	(5,179,484)	(388,359,209)
Net decrease	(326,710)	(27,322,113)	(565,129)	(40,598,282)
Institutional 2 Class
Subscriptions	350,532	30,337,950	778,135	61,825,185
Distributions reinvested	—	—	230,220	15,268,176
Redemptions	(300,537)	(25,528,702)	(689,286)	(53,928,767)
Net increase	49,995	4,809,248	319,069	23,164,594
Institutional 3 Class
Subscriptions	114,350	9,879,279	214,478	16,927,608
Distributions reinvested	—	—	36,910	2,426,111
Redemptions	(92,077)	(8,056,967)	(59,485)	(4,592,578)
Net increase	22,273	1,822,312	191,903	14,761,141
Class R
Subscriptions	116,489	8,459,535	221,306	14,963,546
Distributions reinvested	—	—	106,029	6,017,120
Redemptions	(222,503)	(16,257,482)	(350,743)	(23,698,174)
Net decrease	(106,014)	(7,797,947)	(23,408)	(2,717,508)
Class T
Distributions reinvested	—	—	16	948
Redemptions	—	—	(245)	(15,876)
Net decrease	—	—	(229)	(14,928)
Total net decrease	(3,674,798)	(247,761,169)	(3,591,172)	(97,762,101)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Seligman Communications and Information Fund | Semiannual Report 2019

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Columbia Seligman Communications and Information Fund | Semiannual Report 2019	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 11/30/2019 (Unaudited)	$67.52	(0.07)	17.61	17.54	—	—
Year Ended 5/31/2019	$76.76	(0.03)	(2.02)	(2.05)	(7.19)	(7.19)
Year Ended 5/31/2018	$72.96	(0.29)	11.98	11.69	(7.89)	(7.89)
Year Ended 5/31/2017	$55.64	(0.27)	22.39	22.12	(4.80)	(4.80)
Year Ended 5/31/2016	$62.95	(0.27)	(1.11)	(1.38)	(5.93)	(5.93)
Year Ended 5/31/2015	$54.27	(0.33)	16.09	15.76	(7.08)	(7.08)
Advisor Class
Six Months Ended 11/30/2019 (Unaudited)	$65.38	0.02	17.06	17.08	—	—
Year Ended 5/31/2019	$74.50	0.14	(2.00)	(1.86)	(7.26)	(7.26)
Year Ended 5/31/2018	$71.01	(0.10)	11.65	11.55	(8.06)	(8.06)
Year Ended 5/31/2017	$54.25	(0.10)	21.80	21.70	(4.94)	(4.94)
Year Ended 5/31/2016	$61.52	(0.13)	(1.07)	(1.20)	(6.07)	(6.07)
Year Ended 5/31/2015	$53.23	(0.18)	15.75	15.57	(7.28)	(7.28)
Class C
Six Months Ended 11/30/2019 (Unaudited)	$43.98	(0.23)	11.44	11.21	—	—
Year Ended 5/31/2019	$52.96	(0.37)	(1.65)	(2.02)	(6.96)	(6.96)
Year Ended 5/31/2018	$52.49	(0.60)	8.45	7.85	(7.38)	(7.38)
Year Ended 5/31/2017	$41.15	(0.54)	16.28	15.74	(4.40)	(4.40)
Year Ended 5/31/2016	$48.05	(0.52)	(0.87)	(1.39)	(5.51)	(5.51)
Year Ended 5/31/2015	$42.68	(0.59)	12.45	11.86	(6.49)	(6.49)
Institutional Class
Six Months Ended 11/30/2019 (Unaudited)	$74.36	0.03	19.40	19.43	—	—
Year Ended 5/31/2019	$83.59	0.16	(2.13)	(1.97)	(7.26)	(7.26)
Year Ended 5/31/2018	$78.77	(0.11)	12.99	12.88	(8.06)	(8.06)
Year Ended 5/31/2017	$59.72	(0.13)	24.12	23.99	(4.94)	(4.94)
Year Ended 5/31/2016	$67.09	(0.14)	(1.16)	(1.30)	(6.07)	(6.07)
Year Ended 5/31/2015	$57.47	(0.19)	17.09	16.90	(7.28)	(7.28)
Institutional 2 Class
Six Months Ended 11/30/2019 (Unaudited)	$74.73	0.04	19.50	19.54	—	—
Year Ended 5/31/2019	$83.94	0.20	(2.13)	(1.93)	(7.28)	(7.28)
Year Ended 5/31/2018	$79.07	(0.07)	13.04	12.97	(8.10)	(8.10)
Year Ended 5/31/2017	$59.94	(0.07)	24.20	24.13	(5.00)	(5.00)
Year Ended 5/31/2016	$67.31	(0.05)	(1.18)	(1.23)	(6.14)	(6.14)
Year Ended 5/31/2015	$57.65	(0.11)	17.15	17.04	(7.38)	(7.38)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Seligman Communications and Information Fund | Semiannual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2019 (Unaudited)	$85.06	25.97%	1.23%(c)	1.23%(c),(d)	(0.19%)(c)	21%	$4,569,338
Year Ended 5/31/2019	$67.52	(1.50%)	1.25%(e)	1.24%(d),(e)	(0.05%)	37%	$3,759,214
Year Ended 5/31/2018	$76.76	16.85%	1.24%	1.24%(d)	(0.39%)	39%	$3,767,260
Year Ended 5/31/2017	$72.96	41.72%	1.29%	1.29%(d)	(0.43%)	54%	$3,465,647
Year Ended 5/31/2016	$55.64	(2.15%)	1.35%(f)	1.35%(d),(f)	(0.48%)	48%	$2,668,756
Year Ended 5/31/2015	$62.95	31.04%	1.35%	1.35%(d)	(0.57%)	61%	$2,980,017
Advisor Class
Six Months Ended 11/30/2019 (Unaudited)	$82.46	26.12%	0.98%(c)	0.98%(c),(d)	0.06%(c)	21%	$178,216
Year Ended 5/31/2019	$65.38	(1.26%)	0.99%(e)	0.99%(d),(e)	0.21%	37%	$143,228
Year Ended 5/31/2018	$74.50	17.15%	0.99%	0.99%(d)	(0.14%)	39%	$154,144
Year Ended 5/31/2017	$71.01	42.07%	1.03%	1.03%(d)	(0.17%)	54%	$82,405
Year Ended 5/31/2016	$54.25	(1.91%)	1.10%(f)	1.10%(d),(f)	(0.23%)	48%	$26,328
Year Ended 5/31/2015	$61.52	31.35%	1.11%	1.11%(d)	(0.31%)	61%	$22,487
Class C
Six Months Ended 11/30/2019 (Unaudited)	$55.19	25.49%	1.99%(c)	1.99%(c),(d)	(0.93%)(c)	21%	$359,432
Year Ended 5/31/2019	$43.98	(2.23%)	1.99%(e)	1.99%(d),(e)	(0.75%)	37%	$344,977
Year Ended 5/31/2018	$52.96	15.98%	1.99%	1.99%(d)	(1.14%)	39%	$957,190
Year Ended 5/31/2017	$52.49	40.64%	2.04%	2.04%(d)	(1.18%)	54%	$890,068
Year Ended 5/31/2016	$41.15	(2.88%)	2.10%(f)	2.10%(d),(f)	(1.23%)	48%	$747,911
Year Ended 5/31/2015	$48.05	30.05%	2.10%	2.10%(d)	(1.31%)	61%	$815,273
Institutional Class
Six Months Ended 11/30/2019 (Unaudited)	$93.79	26.13%	0.98%(c)	0.98%(c),(d)	0.06%(c)	21%	$1,268,663
Year Ended 5/31/2019	$74.36	(1.25%)	0.99%(e)	0.99%(d),(e)	0.21%	37%	$1,030,165
Year Ended 5/31/2018	$83.59	17.14%	0.99%	0.99%(d)	(0.14%)	39%	$1,205,243
Year Ended 5/31/2017	$78.77	42.05%	1.04%	1.04%(d)	(0.19%)	54%	$882,557
Year Ended 5/31/2016	$59.72	(1.89%)	1.10%(f)	1.10%(d),(f)	(0.23%)	48%	$347,029
Year Ended 5/31/2015	$67.09	31.36%	1.10%	1.10%(d)	(0.31%)	61%	$338,516
Institutional 2 Class
Six Months Ended 11/30/2019 (Unaudited)	$94.27	26.15%	0.94%(c)	0.94%(c)	0.11%(c)	21%	$229,793
Year Ended 5/31/2019	$74.73	(1.20%)	0.95%(e)	0.95%(e)	0.25%	37%	$178,417
Year Ended 5/31/2018	$83.94	17.20%	0.94%	0.94%	(0.09%)	39%	$173,624
Year Ended 5/31/2017	$79.07	42.16%	0.96%	0.96%	(0.10%)	54%	$125,534
Year Ended 5/31/2016	$59.94	(1.76%)	0.98%(f)	0.98%(f)	(0.09%)	48%	$115,399
Year Ended 5/31/2015	$67.31	31.54%	0.97%	0.97%	(0.17%)	61%	$35,422
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Semiannual Report 2019	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2019 (Unaudited)	$74.09	0.06	19.34	19.40	—	—
Year Ended 5/31/2019	$83.26	0.24	(2.12)	(1.88)	(7.29)	(7.29)
Year Ended 5/31/2018	$78.48	(0.00)(g)	12.90	12.90	(8.12)	(8.12)
Year Ended 5/31/2017(h)	$71.02	(0.02)	7.48	7.46	—	—
Class R
Six Months Ended 11/30/2019 (Unaudited)	$63.78	(0.16)	16.62	16.46	—	—
Year Ended 5/31/2019	$73.05	(0.20)	(1.96)	(2.16)	(7.11)	(7.11)
Year Ended 5/31/2018	$69.79	(0.46)	11.44	10.98	(7.72)	(7.72)
Year Ended 5/31/2017	$53.42	(0.41)	21.45	21.04	(4.67)	(4.67)
Year Ended 5/31/2016	$60.68	(0.40)	(1.07)	(1.47)	(5.79)	(5.79)
Year Ended 5/31/2015	$52.49	(0.46)	15.53	15.07	(6.88)	(6.88)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include interfund lending expense which is less than 0.01%.
(f)	Ratios include line of credit interest expense which is less than 0.01%.
(g)	Rounds to zero.
(h)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Seligman Communications and Information Fund | Semiannual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2019 (Unaudited)	$93.49	26.18%	0.89%(c)	0.89%(c)	0.15%(c)	21%	$42,534
Year Ended 5/31/2019	$74.09	(1.14%)	0.90%(e)	0.90%(e)	0.31%	37%	$32,058
Year Ended 5/31/2018	$83.26	17.25%	0.90%	0.90%	(0.00%)(g)	39%	$20,050
Year Ended 5/31/2017(h)	$78.48	10.51%	0.92%(c)	0.92%(c)	(0.04%)(c)	54%	$222
Class R
Six Months Ended 11/30/2019 (Unaudited)	$80.24	25.81%	1.48%(c)	1.48%(c),(d)	(0.43%)(c)	21%	$73,112
Year Ended 5/31/2019	$63.78	(1.75%)	1.49%(e)	1.49%(d),(e)	(0.29%)	37%	$64,874
Year Ended 5/31/2018	$73.05	16.57%	1.49%	1.49%(d)	(0.64%)	39%	$76,007
Year Ended 5/31/2017	$69.79	41.36%	1.54%	1.54%(d)	(0.68%)	54%	$71,811
Year Ended 5/31/2016	$53.42	(2.39%)	1.60%(f)	1.60%(d),(f)	(0.73%)	48%	$48,905
Year Ended 5/31/2015	$60.68	30.70%	1.60%	1.60%(d)	(0.82%)	61%	$53,583
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Semiannual Report 2019	19

Notes to Financial Statements
November 30, 2019 (Unaudited)
Note 1. Organization
Columbia Seligman Communications and Information Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
20	Columbia Seligman Communications and Information Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event
Columbia Seligman Communications and Information Fund | Semiannual Report 2019	21

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments, to protect gains and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund
22	Columbia Seligman Communications and Information Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at November 30, 2019:
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Options contracts written, at value	5,181,546
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended November 30, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Equity risk	669,340	(1,243,247)	(573,907)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Options contracts written ($)
Equity risk	975,755
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended November 30, 2019:
Derivative instrument	Average value ($)*
Options contracts — written	(4,570,510)

*	Based on the ending quarterly outstanding amounts for the six months ended November 30, 2019.
Columbia Seligman Communications and Information Fund | Semiannual Report 2019	23

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of November 30, 2019:
Deutsche Bank ($)
Liabilities
Options contracts written	5,181,546
Total financial and derivative net assets	(5,181,546)
Total collateral received (pledged) (a)	(5,181,546)
Net amount (b)	-

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
24	Columbia Seligman Communications and Information Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.915% to 0.755% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2019 was 0.868% of the Fund’s average daily net assets.
Columbia Seligman Communications and Information Fund | Semiannual Report 2019	25

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended November 30, 2019, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.10
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2019, these minimum account balance fees reduced total expenses of the Fund by $6,192.
26	Columbia Seligman Communications and Information Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $15,928,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2019, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	867,561
Class C	—	1.00(b)	10,278

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2019 through September 30, 2020	Prior to October 1, 2019
Class A	1.33%	1.49%
Advisor Class	1.08	1.24
Class C	2.08	2.24
Institutional Class	1.08	1.24
Institutional 2 Class	1.04	1.19
Institutional 3 Class	0.99	1.14
Class R	1.58	1.74
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This
Columbia Seligman Communications and Information Fund | Semiannual Report 2019	27

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2019, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
3,959,071,000	2,813,213,000	(126,422,000)	2,686,791,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,276,905,415 and $1,707,120,533, respectively, for the six months ended November 30, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
28	Columbia Seligman Communications and Information Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
The Fund’s activity in the Interfund Program during the six months ended November 30, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	15,800,000	2.16	2
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at November 30, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended November 30, 2019.
Note 9. Significant risks
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At November 30, 2019, one unaffiliated shareholder of record owned 10.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Seligman Communications and Information Fund | Semiannual Report 2019	29

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
30	Columbia Seligman Communications and Information Fund | Semiannual Report 2019

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Seligman Communications and Information Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2018 and January, March, April and June 2019, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 17-19, 2019 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2019 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2018 in the performance of administrative services, and noted the various enhancements anticipated for 2019. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its relatively strong cash position and solid balance sheet.
Columbia Seligman Communications and Information Fund | Semiannual Report 2019	31

Approval of Management Agreement  (continued)

The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance was understandable in light of the particular management style involved and the particular market environment.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of Columbia Threadneedle’s profitability, particularly in comparison to industry competitors, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2018 the Board had concluded that 2017 profitability was reasonable and that the 2019 information shows that the profitability generated by Columbia Threadneedle in 2018 only slightly increased from 2017 levels. The Board also noted JDL’s report and its conclusion that 2018 Columbia Threadneedle profitability relative to industry competitors was reasonable. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
32	Columbia Seligman Communications and Information Fund | Semiannual Report 2019

Approval of Management Agreement  (continued)

Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 19, 2019, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Seligman Communications and Information Fund | Semiannual Report 2019	33

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Columbia Seligman Communications and Information Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR219_05_K01_(01/20)

SemiAnnual Report
November 30, 2019
Columbia Dividend Opportunity Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Dividend Opportunity Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Dividend Opportunity Fund  |  Semiannual Report 2019

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with a high level of current income. The Fund’s secondary objective is growth of income and capital.
Portfolio management
David King, CFA
Lead Portfolio Manager
Managed Fund since 2018
Yan Jin
Portfolio Manager
Managed Fund since 2018
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended November 30, 2019)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	08/01/88	10.06	9.29	7.06	11.08
	Including sales charges		3.70	2.98	5.79	10.43
Advisor Class*		11/08/12	10.22	9.59	7.33	11.27
Class C	Excluding sales charges	06/26/00	9.79	8.56	6.27	10.25
	Including sales charges		8.79	7.59	6.27	10.25
Institutional Class*		09/27/10	10.27	9.63	7.34	11.33
Institutional 2 Class		08/01/08	10.26	9.66	7.42	11.49
Institutional 3 Class*		11/08/12	10.23	9.68	7.46	11.38
Class R		08/01/08	10.05	9.13	6.81	10.81
MSCI USA High Dividend Yield Index (Net)			13.01	8.79	9.11	12.56
Russell 1000 Value Index			13.56	11.33	7.83	11.69
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI USA High Dividend Yield Index (Net) is composed of those securities in the MSCI USA Index that have higher-than-average dividend yield (e.g. 30% higher than that of the MSCI USA Index), a track record of consistent dividend payments and the capacity to sustain future dividend payments. The MSCI USA Index is a free float adjusted market capitalization index that is designed to measure large- and mid-cap U.S. equity market performance.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI USA High Dividend Yield Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Dividend Opportunity Fund | Semiannual Report 2019	3

Fund at a Glance   (continued)
(Unaudited)
Top 10 holdings (%) (at November 30, 2019)
JPMorgan Chase & Co.	3.8
Verizon Communications, Inc.	3.5
Chevron Corp.	3.5
BP PLC, ADR	3.5
Johnson & Johnson	3.2
Philip Morris International, Inc.	3.2
Cisco Systems, Inc.	3.0
PepsiCo, Inc.	2.8
Merck & Co., Inc.	2.7
AT&T, Inc.	2.7
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at November 30, 2019)
Common Stocks	90.3
Convertible Bonds	0.8
Convertible Preferred Stocks	8.1
Money Market Funds	0.8
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at November 30, 2019)
Communication Services	7.4
Consumer Discretionary	5.3
Consumer Staples	12.7
Energy	10.0
Financials	15.1
Health Care	14.8
Industrials	7.1
Information Technology	13.2
Materials	2.3
Real Estate	4.1
Utilities	8.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Dividend Opportunity Fund | Semiannual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2019 — November 30, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,100.60	1,019.94	5.17	4.97	0.99
Advisor Class	1,000.00	1,000.00	1,102.20	1,021.18	3.87	3.72	0.74
Class C	1,000.00	1,000.00	1,097.90	1,016.16	9.13	8.77	1.75
Institutional Class	1,000.00	1,000.00	1,102.70	1,021.18	3.87	3.72	0.74
Institutional 2 Class	1,000.00	1,000.00	1,102.60	1,021.38	3.66	3.52	0.70
Institutional 3 Class	1,000.00	1,000.00	1,102.30	1,021.63	3.40	3.27	0.65
Class R	1,000.00	1,000.00	1,100.50	1,018.65	6.53	6.27	1.25
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Dividend Opportunity Fund | Semiannual Report 2019	5

Portfolio of Investments
November 30, 2019 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 89.6%
Issuer	Shares	Value ($)
Communication Services 7.2%
Diversified Telecommunication Services 7.2%
AT&T, Inc.	1,975,000	73,825,500
BCE, Inc.	600,000	28,842,000
Verizon Communications, Inc.	1,575,000	94,878,000
Total		197,545,500
Total Communication Services		197,545,500
Consumer Discretionary 5.1%
Automobiles 0.9%
General Motors Co.	735,000	26,460,000
Hotels, Restaurants & Leisure 1.8%
Extended Stay America, Inc.	925,000	13,653,000
Las Vegas Sands Corp.	350,000	21,962,500
Six Flags Entertainment Corp.	310,000	13,478,800
Total		49,094,300
Household Durables 0.5%
Newell Brands, Inc.	725,000	13,934,500
Multiline Retail 0.9%
Target Corp.	190,000	23,751,900
Specialty Retail 1.0%
Home Depot, Inc. (The)	125,000	27,563,750
Total Consumer Discretionary		140,804,450
Consumer Staples 12.4%
Beverages 4.2%
Coca-Cola Co. (The)	775,000	41,385,000
PepsiCo, Inc.	550,000	74,706,500
Total		116,091,500
Food Products 2.1%
ConAgra Foods, Inc.	950,000	27,426,500
General Mills, Inc.	550,000	29,326,000
Total		56,752,500
Household Products 3.0%
Kimberly-Clark Corp.	205,000	27,949,700
Procter & Gamble Co. (The)	440,000	53,706,400
Total		81,656,100
Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 3.1%
Philip Morris International, Inc.	1,035,000	85,832,550
Total Consumer Staples		340,332,650
Energy 9.8%
Oil, Gas & Consumable Fuels 9.8%
BP PLC, ADR	2,500,000	93,550,000
Chevron Corp.	800,000	93,704,000
ConocoPhillips Co.	125,000	7,492,500
Suncor Energy, Inc.	925,000	29,045,000
Valero Energy Corp.	275,000	26,259,750
Williams Companies, Inc. (The)	825,000	18,744,000
Total		268,795,250
Total Energy		268,795,250
Financials 14.8%
Banks 11.4%
BB&T Corp.	500,000	27,360,000
Citigroup, Inc.	937,500	70,425,000
JPMorgan Chase & Co.	775,000	102,114,000
KeyCorp	1,075,000	20,844,250
PNC Financial Services Group, Inc. (The)	135,000	20,683,350
Wells Fargo & Co.	1,325,000	72,159,500
Total		313,586,100
Capital Markets 1.4%
Ares Capital Corp.	800,000	14,984,000
Morgan Stanley	450,000	22,266,000
Total		37,250,000
Insurance 2.0%
MetLife, Inc.	550,000	27,450,500
Principal Financial Group, Inc.	500,000	27,550,000
Total		55,000,500
Total Financials		405,836,600
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Dividend Opportunity Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 12.4%
Biotechnology 4.1%
AbbVie, Inc.	635,000	55,708,550
Amgen, Inc.	130,000	30,513,600
Gilead Sciences, Inc.	413,000	27,770,120
Total		113,992,270
Pharmaceuticals 8.3%
Bristol-Myers Squibb Co.	550,000	31,317,000
Johnson & Johnson	625,000	85,931,250
Merck & Co., Inc.	850,000	74,102,999
Pfizer, Inc.	925,000	35,631,000
Total		226,982,249
Total Health Care		340,974,519
Industrials 6.4%
Aerospace & Defense 1.2%
Lockheed Martin Corp.	80,000	31,282,400
Air Freight & Logistics 1.0%
United Parcel Service, Inc., Class B	225,000	26,939,250
Airlines 0.7%
Delta Air Lines, Inc.	335,000	19,198,850
Electrical Equipment 0.5%
Eaton Corp. PLC	150,000	13,875,000
Industrial Conglomerates 0.8%
3M Co.	125,000	21,221,250
Machinery 1.2%
Caterpillar, Inc.	235,000	34,011,550
Road & Rail 1.0%
Union Pacific Corp.	160,000	28,158,400
Total Industrials		174,686,700
Information Technology 11.7%
Communications Equipment 2.9%
Cisco Systems, Inc.	1,775,000	80,425,250
Electronic Equipment, Instruments & Components 0.8%
Corning, Inc.	725,000	21,054,000
IT Services 1.9%
International Business Machines Corp.	400,000	53,780,000
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 4.8%
Broadcom, Inc.	125,000	39,526,250
Intel Corp.	485,000	28,154,250
Lam Research Corp.	20,000	5,336,600
Maxim Integrated Products, Inc.	250,000	14,167,500
Texas Instruments, Inc.	365,000	43,876,650
Total		131,061,250
Technology Hardware, Storage & Peripherals 1.3%
Seagate Technology PLC	360,000	21,484,800
Western Digital Corp.	275,000	13,840,750
Total		35,325,550
Total Information Technology		321,646,050
Materials 2.2%
Chemicals 2.0%
Dow, Inc.	515,000	27,485,550
Nutrien Ltd.	560,000	26,555,200
Total		54,040,750
Metals & Mining 0.2%
Steel Dynamics, Inc.	200,000	6,746,000
Total Materials		60,786,750
Real Estate 3.2%
Equity Real Estate Investment Trusts (REITS) 3.2%
Alexandria Real Estate Equities, Inc.	130,000	21,127,600
Digital Realty Trust, Inc.	117,500	14,211,625
Duke Realty Corp.	690,000	24,274,200
Equinix, Inc.	25,000	14,171,250
Medical Properties Trust, Inc.	700,000	14,532,000
Total		88,316,675
Total Real Estate		88,316,675
Utilities 4.4%
Electric Utilities 2.2%
American Electric Power Co., Inc.	125,000	11,418,750
Edison International	310,000	21,421,000
Xcel Energy, Inc.	440,000	27,055,600
Total		59,895,350

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2019	7

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 2.2%
Ameren Corp.	370,000	27,502,100
DTE Energy Co.	110,000	13,743,400
NiSource, Inc.	775,000	20,498,750
Total		61,744,250
Total Utilities		121,639,600
Total Common Stocks (Cost $2,026,341,230)		2,461,364,744

Convertible Bonds 0.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Life Insurance 0.8%
AXA SA(a)
05/15/2021	7.250%	19,500,000	22,599,720
Total Convertible Bonds (Cost $19,974,944)			22,599,720

Convertible Preferred Stocks 8.0%
Issuer		Shares	Value ($)
Health Care 2.0%
Health Care Equipment & Supplies 2.0%
Becton Dickinson and Co.	6.125%	450,000	27,981,591
Danaher Corp.	4.750%	25,000	28,556,750
Total			56,538,341
Total Health Care			56,538,341
Industrials 0.6%
Machinery 0.6%
Stanley Black & Decker, Inc.	5.250%	153,000	15,896,700
Total Industrials			15,896,700
Information Technology 1.2%
Semiconductors & Semiconductor Equipment 1.2%
Broadcom, Inc.	8.000%	27,400	31,899,628
Total Information Technology			31,899,628
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Real Estate 0.8%
Equity Real Estate Investment Trusts (REITS) 0.8%
Crown Castle International Corp.	6.875%	17,000	20,531,994
QTS Realty Trust, Inc.	6.500%	10,580	1,328,677
Total			21,860,671
Total Real Estate			21,860,671
Utilities 3.4%
Electric Utilities 1.6%
American Electric Power Co., Inc.	6.125%	555,000	29,521,671
Southern Co. (The)	6.750%	270,000	14,223,600
Total			43,745,271
Multi-Utilities 1.3%
Dominion Energy, Inc.	7.250%	200,000	21,156,000
DTE Energy Co.	6.250%	289,600	14,370,531
Total			35,526,531
Water Utilities 0.5%
Aqua America, Inc.	6.000%	250,000	14,923,075
Total Utilities			94,194,877
Total Convertible Preferred Stocks (Cost $201,931,618)			220,390,217

Money Market Funds 0.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.745%(b),(c)	22,290,586	22,290,586
Total Money Market Funds (Cost $22,288,357)		22,290,586
Total Investments in Securities (Cost: $2,270,536,149)		2,726,645,267
Other Assets & Liabilities, Net		21,200,555
Net Assets		2,747,845,822

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Dividend Opportunity Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At November 30, 2019, the total value of these securities amounted to $22,599,720, which represents 0.82% of total net assets.
(b)	The rate shown is the seven-day current annualized yield at November 30, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended November 30, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.745%
	8,889,232	446,646,530	(433,245,176)	22,290,586	(3,832)	2,229	378,788	22,290,586
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2019	9

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	197,545,500	—	—	197,545,500
Consumer Discretionary	140,804,450	—	—	140,804,450
Consumer Staples	340,332,650	—	—	340,332,650
Energy	268,795,250	—	—	268,795,250
Financials	405,836,600	—	—	405,836,600
Health Care	340,974,519	—	—	340,974,519
Industrials	174,686,700	—	—	174,686,700
Information Technology	321,646,050	—	—	321,646,050
Materials	60,786,750	—	—	60,786,750
Real Estate	88,316,675	—	—	88,316,675
Utilities	121,639,600	—	—	121,639,600
Total Common Stocks	2,461,364,744	—	—	2,461,364,744
Convertible Bonds	—	22,599,720	—	22,599,720
Convertible Preferred Stocks
Health Care	—	56,538,341	—	56,538,341
Industrials	—	15,896,700	—	15,896,700
Information Technology	—	31,899,628	—	31,899,628
Real Estate	—	21,860,671	—	21,860,671
Utilities	—	94,194,877	—	94,194,877
Total Convertible Preferred Stocks	—	220,390,217	—	220,390,217
Money Market Funds	22,290,586	—	—	22,290,586
Total Investments in Securities	2,483,655,330	242,989,937	—	2,726,645,267
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Dividend Opportunity Fund | Semiannual Report 2019

Statement of Assets and Liabilities
November 30, 2019 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,248,247,792)	$2,704,354,681
Affiliated issuers (cost $22,288,357)	22,290,586
Receivable for:
Investments sold	27,300,761
Capital shares sold	675,651
Dividends	10,254,407
Interest	58,906
Foreign tax reclaims	1,843,171
Prepaid expenses	8,493
Total assets	2,766,786,656
Liabilities
Payable for:
Investments purchased	16,324,590
Capital shares purchased	1,900,782
Management services fees	94,366
Distribution and/or service fees	32,905
Transfer agent fees	258,535
Compensation of board members	231,846
Compensation of chief compliance officer	311
Other expenses	97,499
Total liabilities	18,940,834
Net assets applicable to outstanding capital stock	$2,747,845,822
Represented by
Paid in capital	2,015,728,258
Total distributable earnings (loss)	732,117,564
Total - representing net assets applicable to outstanding capital stock	$2,747,845,822
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2019	11

Statement of Assets and Liabilities  (continued)
November 30, 2019 (Unaudited)
Class A
Net assets	$1,466,178,008
Shares outstanding	153,465,072
Net asset value per share	$9.55
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.13
Advisor Class
Net assets	$87,783,655
Shares outstanding	9,000,144
Net asset value per share	$9.75
Class C
Net assets	$210,781,019
Shares outstanding	22,644,111
Net asset value per share	$9.31
Institutional Class
Net assets	$689,073,021
Shares outstanding	71,743,829
Net asset value per share	$9.60
Institutional 2 Class
Net assets	$127,366,764
Shares outstanding	13,228,279
Net asset value per share	$9.63
Institutional 3 Class
Net assets	$125,611,780
Shares outstanding	12,841,876
Net asset value per share	$9.78
Class R
Net assets	$41,051,575
Shares outstanding	4,300,623
Net asset value per share	$9.55
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Dividend Opportunity Fund | Semiannual Report 2019

Statement of Operations
Six Months Ended November 30, 2019 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$54,729,794
Dividends — affiliated issuers	378,788
Interest	519,578
Foreign taxes withheld	(347,337)
Total income	55,280,823
Expenses:
Management services fees	8,537,349
Distribution and/or service fees
Class A	1,832,228
Class C	1,071,823
Class R	99,418
Transfer agent fees
Class A	715,872
Advisor Class	42,363
Class C	104,696
Institutional Class	332,934
Institutional 2 Class	37,040
Institutional 3 Class	4,917
Class R	19,420
Compensation of board members	29,185
Custodian fees	11,843
Printing and postage fees	70,938
Registration fees	70,340
Audit fees	16,214
Legal fees	15,688
Compensation of chief compliance officer	311
Other	49,641
Total expenses	13,062,220
Fees waived by transfer agent
Institutional 2 Class	(6,008)
Institutional 3 Class	(4,917)
Expense reduction	(60)
Total net expenses	13,051,235
Net investment income	42,229,588
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	72,224,690
Investments — affiliated issuers	(3,832)
Foreign currency translations	12,619
Net realized gain	72,233,477
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	148,331,405
Investments — affiliated issuers	2,229
Foreign currency translations	(14,360)
Net change in unrealized appreciation (depreciation)	148,319,274
Net realized and unrealized gain	220,552,751
Net increase in net assets resulting from operations	$262,782,339
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2019	13

Statement of Changes in Net Assets
	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019
Operations
Net investment income	$42,229,588	$85,847,976
Net realized gain	72,233,477	301,851,195
Net change in unrealized appreciation (depreciation)	148,319,274	(284,766,618)
Net increase in net assets resulting from operations	262,782,339	102,932,553
Distributions to shareholders
Net investment income and net realized gains
Class A	(22,370,850)	(169,010,822)
Advisor Class	(1,404,498)	(10,936,770)
Class C	(2,577,416)	(27,104,430)
Institutional Class	(11,136,954)	(80,777,864)
Institutional 2 Class	(2,063,721)	(14,053,110)
Institutional 3 Class	(2,033,656)	(13,011,735)
Class R	(551,413)	(4,388,851)
Class T	—	(3,509)
Total distributions to shareholders	(42,138,508)	(319,287,091)
Decrease in net assets from capital stock activity	(114,393,494)	(333,314,943)
Total increase (decrease) in net assets	106,250,337	(549,669,481)
Net assets at beginning of period	2,641,595,485	3,191,264,966
Net assets at end of period	$2,747,845,822	$2,641,595,485
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Dividend Opportunity Fund | Semiannual Report 2019

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2019 (Unaudited)		May 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,670,681	34,018,190	9,368,558	86,961,440
Distributions reinvested	2,381,783	22,012,559	18,931,650	166,586,143
Redemptions	(14,278,027)	(132,631,372)	(35,258,539)	(326,591,288)
Net decrease	(8,225,563)	(76,600,623)	(6,958,331)	(73,043,705)
Advisor Class
Subscriptions	1,137,717	10,804,193	2,395,660	22,856,582
Distributions reinvested	147,583	1,392,100	1,201,049	10,797,301
Redemptions	(1,462,056)	(13,888,627)	(6,176,773)	(58,042,475)
Net decrease	(176,756)	(1,692,334)	(2,580,064)	(24,388,592)
Class C
Subscriptions	645,986	5,857,962	1,703,248	15,001,353
Distributions reinvested	270,537	2,440,317	2,994,713	25,663,462
Redemptions	(3,809,006)	(34,385,364)	(12,640,670)	(114,572,382)
Net decrease	(2,892,483)	(26,087,085)	(7,942,709)	(73,907,567)
Institutional Class
Subscriptions	8,665,663	80,975,590	16,518,309	152,969,856
Distributions reinvested	1,106,514	10,277,070	8,450,182	74,815,958
Redemptions	(11,177,837)	(104,290,013)	(36,761,216)	(341,817,113)
Net decrease	(1,405,660)	(13,037,353)	(11,792,725)	(114,031,299)
Institutional 2 Class
Subscriptions	1,463,078	13,695,783	7,303,314	67,850,971
Distributions reinvested	196,614	1,829,969	1,458,427	12,940,758
Redemptions	(1,602,591)	(15,016,740)	(12,270,471)	(116,156,908)
Net increase (decrease)	57,101	509,012	(3,508,730)	(35,365,179)
Institutional 3 Class
Subscriptions	1,975,297	18,597,715	1,807,211	17,254,065
Distributions reinvested	205,816	1,946,283	1,445,228	13,011,735
Redemptions	(1,868,363)	(17,701,337)	(4,270,778)	(40,422,063)
Net increase (decrease)	312,750	2,842,661	(1,018,339)	(10,156,263)
Class R
Subscriptions	464,504	4,275,977	594,474	5,459,829
Distributions reinvested	57,042	527,013	465,206	4,089,081
Redemptions	(549,513)	(5,130,762)	(1,277,073)	(11,929,084)
Net decrease	(27,967)	(327,772)	(217,393)	(2,380,174)
Class T
Distributions reinvested	—	—	369	3,262
Redemptions	—	—	(5,110)	(45,426)
Net decrease	—	—	(4,741)	(42,164)
Total net decrease	(12,358,578)	(114,393,494)	(34,023,032)	(333,314,943)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2019	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 11/30/2019 (Unaudited)	$8.81	0.14	0.74	—	0.88	(0.14)	—	(0.14)
Year Ended 5/31/2019	$9.56	0.27	0.04	—	0.31	(0.31)	(0.75)	(1.06)
Year Ended 5/31/2018	$9.92	0.35	0.43	—	0.78	(0.36)	(0.78)	(1.14)
Year Ended 5/31/2017	$9.23	0.32	0.74	0.00(f)	1.06	(0.37)	—	(0.37)
Year Ended 5/31/2016	$9.58	0.32	(0.16)	—	0.16	(0.32)	(0.19)	(0.51)
Year Ended 5/31/2015	$10.67	0.31	0.23	—	0.54	(0.29)	(1.34)	(1.63)
Advisor Class
Six Months Ended 11/30/2019 (Unaudited)	$8.99	0.16	0.75	—	0.91	(0.15)	—	(0.15)
Year Ended 5/31/2019	$9.73	0.30	0.04	—	0.34	(0.33)	(0.75)	(1.08)
Year Ended 5/31/2018	$10.08	0.38	0.43	—	0.81	(0.38)	(0.78)	(1.16)
Year Ended 5/31/2017	$9.38	0.35	0.74	0.00(f)	1.09	(0.39)	—	(0.39)
Year Ended 5/31/2016	$9.73	0.35	(0.17)	—	0.18	(0.34)	(0.19)	(0.53)
Year Ended 5/31/2015	$10.81	0.35	0.23	—	0.58	(0.32)	(1.34)	(1.66)
Class C
Six Months Ended 11/30/2019 (Unaudited)	$8.58	0.10	0.74	—	0.84	(0.11)	—	(0.11)
Year Ended 5/31/2019	$9.34	0.20	0.03	—	0.23	(0.24)	(0.75)	(0.99)
Year Ended 5/31/2018	$9.72	0.27	0.41	—	0.68	(0.28)	(0.78)	(1.06)
Year Ended 5/31/2017	$9.05	0.25	0.72	0.00(f)	0.97	(0.30)	—	(0.30)
Year Ended 5/31/2016	$9.40	0.25	(0.16)	—	0.09	(0.25)	(0.19)	(0.44)
Year Ended 5/31/2015	$10.50	0.23	0.22	—	0.45	(0.21)	(1.34)	(1.55)
Institutional Class
Six Months Ended 11/30/2019 (Unaudited)	$8.85	0.15	0.75	—	0.90	(0.15)	—	(0.15)
Year Ended 5/31/2019	$9.60	0.30	0.03	—	0.33	(0.33)	(0.75)	(1.08)
Year Ended 5/31/2018	$9.96	0.38	0.42	—	0.80	(0.38)	(0.78)	(1.16)
Year Ended 5/31/2017	$9.27	0.36	0.72	0.00(f)	1.08	(0.39)	—	(0.39)
Year Ended 5/31/2016	$9.62	0.34	(0.16)	—	0.18	(0.34)	(0.19)	(0.53)
Year Ended 5/31/2015	$10.71	0.34	0.23	—	0.57	(0.32)	(1.34)	(1.66)
Institutional 2 Class
Six Months Ended 11/30/2019 (Unaudited)	$8.88	0.16	0.74	—	0.90	(0.15)	—	(0.15)
Year Ended 5/31/2019	$9.62	0.30	0.05	—	0.35	(0.34)	(0.75)	(1.09)
Year Ended 5/31/2018	$9.98	0.38	0.43	—	0.81	(0.39)	(0.78)	(1.17)
Year Ended 5/31/2017	$9.29	0.36	0.73	0.00(f)	1.09	(0.40)	—	(0.40)
Year Ended 5/31/2016	$9.64	0.35	(0.16)	—	0.19	(0.35)	(0.19)	(0.54)
Year Ended 5/31/2015	$10.72	0.35	0.24	—	0.59	(0.33)	(1.34)	(1.67)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Dividend Opportunity Fund | Semiannual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2019 (Unaudited)	$9.55	10.06%	0.99%(c)	0.99%(c),(d)	3.06%(c)	25%	$1,466,178
Year Ended 5/31/2019	$8.81	3.47%	0.99%	0.99%(d)	2.92%	66%	$1,424,224
Year Ended 5/31/2018	$9.56	7.96%	0.98%(e)	0.98%(d),(e)	3.54%	65%	$1,612,108
Year Ended 5/31/2017	$9.92	11.71%(g)	0.99%(e)	0.99%(d),(e)	3.40%	65%	$1,942,546
Year Ended 5/31/2016	$9.23	2.08%	1.01%(e)	1.01%(d),(e)	3.53%	85%	$2,805,177
Year Ended 5/31/2015	$9.58	5.82%	1.00%	1.00%(d)	3.08%	78%	$3,754,040
Advisor Class
Six Months Ended 11/30/2019 (Unaudited)	$9.75	10.22%	0.74%(c)	0.74%(c),(d)	3.32%(c)	25%	$87,784
Year Ended 5/31/2019	$8.99	3.77%	0.74%	0.74%(d)	3.18%	66%	$82,497
Year Ended 5/31/2018	$9.73	8.20%	0.73%(e)	0.73%(d),(e)	3.76%	65%	$114,441
Year Ended 5/31/2017	$10.08	11.90%(g)	0.74%(e)	0.74%(d),(e)	3.66%	65%	$101,179
Year Ended 5/31/2016	$9.38	2.31%	0.76%(e)	0.76%(d),(e)	3.78%	85%	$106,063
Year Ended 5/31/2015	$9.73	6.11%	0.75%	0.75%(d)	3.39%	78%	$116,211
Class C
Six Months Ended 11/30/2019 (Unaudited)	$9.31	9.79%	1.75%(c)	1.75%(c),(d)	2.31%(c)	25%	$210,781
Year Ended 5/31/2019	$8.58	2.64%	1.74%	1.74%(d)	2.18%	66%	$219,222
Year Ended 5/31/2018	$9.34	7.08%	1.73%(e)	1.73%(d),(e)	2.80%	65%	$312,766
Year Ended 5/31/2017	$9.72	10.88%(g)	1.74%(e)	1.74%(d),(e)	2.67%	65%	$392,361
Year Ended 5/31/2016	$9.05	1.33%	1.76%(e)	1.76%(d),(e)	2.79%	85%	$411,269
Year Ended 5/31/2015	$9.40	5.00%	1.75%	1.75%(d)	2.35%	78%	$468,629
Institutional Class
Six Months Ended 11/30/2019 (Unaudited)	$9.60	10.27%	0.74%(c)	0.74%(c),(d)	3.31%(c)	25%	$689,073
Year Ended 5/31/2019	$8.85	3.71%	0.74%	0.74%(d)	3.18%	66%	$647,702
Year Ended 5/31/2018	$9.60	8.19%	0.73%(e)	0.73%(d),(e)	3.83%	65%	$815,788
Year Ended 5/31/2017	$9.96	11.93%(g)	0.75%(e)	0.75%(d),(e)	3.72%	65%	$1,149,455
Year Ended 5/31/2016	$9.27	2.34%	0.76%(e)	0.76%(d),(e)	3.76%	85%	$602,822
Year Ended 5/31/2015	$9.62	6.07%	0.75%	0.75%(d)	3.33%	78%	$927,865
Institutional 2 Class
Six Months Ended 11/30/2019 (Unaudited)	$9.63	10.26%	0.71%(c)	0.70%(c)	3.36%(c)	25%	$127,367
Year Ended 5/31/2019	$8.88	3.87%	0.70%	0.69%	3.22%	66%	$116,907
Year Ended 5/31/2018	$9.62	8.24%	0.69%(e)	0.68%(e)	3.86%	65%	$160,493
Year Ended 5/31/2017	$9.98	11.99%(g)	0.68%(e)	0.68%(e)	3.75%	65%	$238,847
Year Ended 5/31/2016	$9.29	2.44%	0.67%(e)	0.67%(e)	3.89%	85%	$237,565
Year Ended 5/31/2015	$9.64	6.29%	0.65%	0.65%	3.41%	78%	$256,079
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2019	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2019 (Unaudited)	$9.02	0.16	0.76	—	0.92	(0.16)	—	(0.16)
Year Ended 5/31/2019	$9.76	0.31	0.04	—	0.35	(0.34)	(0.75)	(1.09)
Year Ended 5/31/2018	$10.10	0.39	0.44	—	0.83	(0.39)	(0.78)	(1.17)
Year Ended 5/31/2017	$9.40	0.37	0.74	0.00(f)	1.11	(0.41)	—	(0.41)
Year Ended 5/31/2016	$9.74	0.36	(0.15)	—	0.21	(0.36)	(0.19)	(0.55)
Year Ended 5/31/2015	$10.83	0.36	0.22	—	0.58	(0.33)	(1.34)	(1.67)
Class R
Six Months Ended 11/30/2019 (Unaudited)	$8.80	0.13	0.75	—	0.88	(0.13)	—	(0.13)
Year Ended 5/31/2019	$9.55	0.25	0.03	—	0.28	(0.28)	(0.75)	(1.03)
Year Ended 5/31/2018	$9.91	0.32	0.43	—	0.75	(0.33)	(0.78)	(1.11)
Year Ended 5/31/2017	$9.23	0.30	0.73	0.00(f)	1.03	(0.35)	—	(0.35)
Year Ended 5/31/2016	$9.58	0.30	(0.16)	—	0.14	(0.30)	(0.19)	(0.49)
Year Ended 5/31/2015	$10.66	0.29	0.23	—	0.52	(0.26)	(1.34)	(1.60)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
(f)	Rounds to zero.
(g)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Dividend Opportunity Fund | Semiannual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2019 (Unaudited)	$9.78	10.23%	0.65%(c)	0.65%(c)	3.42%(c)	25%	$125,612
Year Ended 5/31/2019	$9.02	3.87%	0.65%	0.64%	3.28%	66%	$112,951
Year Ended 5/31/2018	$9.76	8.40%	0.64%(e)	0.63%(e)	3.86%	65%	$132,205
Year Ended 5/31/2017	$10.10	12.01%(g)	0.63%(e)	0.63%(e)	3.82%	65%	$159,887
Year Ended 5/31/2016	$9.40	2.56%	0.62%(e)	0.62%(e)	3.97%	85%	$65,791
Year Ended 5/31/2015	$9.74	6.17%	0.60%	0.60%	3.54%	78%	$60,275
Class R
Six Months Ended 11/30/2019 (Unaudited)	$9.55	10.05%	1.25%(c)	1.25%(c),(d)	2.82%(c)	25%	$41,052
Year Ended 5/31/2019	$8.80	3.21%	1.24%	1.24%(d)	2.67%	66%	$38,093
Year Ended 5/31/2018	$9.55	7.69%	1.23%(e)	1.23%(d),(e)	3.28%	65%	$43,418
Year Ended 5/31/2017	$9.91	11.32%(g)	1.24%(e)	1.24%(d),(e)	3.17%	65%	$45,454
Year Ended 5/31/2016	$9.23	1.83%	1.26%(e)	1.26%(d),(e)	3.31%	85%	$38,578
Year Ended 5/31/2015	$9.58	5.65%	1.25%	1.25%(d)	2.87%	78%	$36,480
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2019	19

Notes to Financial Statements
November 30, 2019 (Unaudited)
Note 1. Organization
Columbia Dividend Opportunity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple
20	Columbia Dividend Opportunity Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported,
Columbia Dividend Opportunity Fund | Semiannual Report 2019	21

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
22	Columbia Dividend Opportunity Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2019 was 0.63% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each
Columbia Dividend Opportunity Fund | Semiannual Report 2019	23

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
share class. In addition, effective through September 30, 2020, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the six months ended November 30, 2019, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.05
Institutional 3 Class	0.00
Class R	0.10
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2019, these minimum account balance fees reduced total expenses of the Fund by $60.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $865,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2019, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	296,829
Class C	—	1.00(b)	3,810

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
24	Columbia Dividend Opportunity Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2019 through September 30, 2020	Prior to October 1, 2019
Class A	1.11%	1.16%
Advisor Class	0.86	0.91
Class C	1.86	1.91
Institutional Class	0.86	0.91
Institutional 2 Class	0.81	0.86
Institutional 3 Class	0.76	0.81
Class R	1.36	1.41
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitments, effective through September 30, 2020, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2019, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,270,536,000	469,930,000	(13,821,000)	456,109,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Dividend Opportunity Fund | Semiannual Report 2019	25

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $679,663,333 and $820,848,989, respectively, for the six months ended November 30, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended November 30, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended November 30, 2019.
Note 9. Significant risks
Shareholder concentration risk
At November 30, 2019, affiliated shareholders of record owned 58.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
26	Columbia Dividend Opportunity Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Dividend Opportunity Fund | Semiannual Report 2019	27

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Dividend Opportunity Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2018 and January, March, April and June 2019, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 17-19, 2019 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2019 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2018 in the performance of administrative services, and noted the various enhancements anticipated for 2019. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its relatively strong cash position and solid balance sheet.
28	Columbia Dividend Opportunity Fund | Semiannual Report 2019

Approval of Management Agreement  (continued)

The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Threadneedle and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual management fees.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of Columbia Threadneedle’s profitability, particularly in comparison to industry competitors, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2018 the Board had concluded that 2017 profitability was reasonable and that the 2019 information shows that the profitability generated by Columbia Threadneedle in 2018 only slightly increased from 2017 levels. The Board also noted JDL’s report and its conclusion that 2018 Columbia Threadneedle profitability relative to industry competitors was reasonable. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Columbia Dividend Opportunity Fund | Semiannual Report 2019	29

Approval of Management Agreement  (continued)

Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 19, 2019, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
30	Columbia Dividend Opportunity Fund | Semiannual Report 2019

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Columbia Dividend Opportunity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR140_05_K01_(01/20)

SemiAnnual Report
November 30, 2019
Columbia High Yield Bond Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia High Yield Bond Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia High Yield Bond Fund  |  Semiannual Report 2019

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.
Portfolio management
Brian Lavin, CFA
Lead Portfolio Manager
Managed Fund since 2010
Daniel DeYoung
Portfolio Manager
Managed Fund since February 2019
Average annual total returns (%) (for the period ended November 30, 2019)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	12/08/83	6.03	11.88	4.84	7.07
	Including sales charges		1.08	6.52	3.81	6.55
Advisor Class		12/11/06	6.15	11.74	5.03	7.16
Class C	Excluding sales charges	06/26/00	5.66	10.70	4.06	6.26
	Including sales charges		4.66	9.70	4.06	6.26
Institutional Class*		09/27/10	6.16	12.16	5.10	7.31
Institutional 2 Class		12/11/06	6.21	12.27	5.19	7.40
Institutional 3 Class*		11/08/12	6.23	11.92	5.25	7.36
Class R		12/11/06	5.88	11.58	4.58	6.79
ICE BofAML U.S. Cash Pay High Yield Constrained Index			4.24	9.62	5.38	7.57
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The ICE BofAML U.S. Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia High Yield Bond Fund | Semiannual Report 2019	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2019)
Corporate Bonds & Notes	93.9
Foreign Government Obligations	0.2
Money Market Funds	2.6
Senior Loans	3.3
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at November 30, 2019)
BBB rating	1.4
BB rating	38.7
B rating	47.6
CCC rating	12.2
CC rating	0.1
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia High Yield Bond Fund | Semiannual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2019 — November 30, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,060.30	1,019.74	5.28	5.17	1.03
Advisor Class	1,000.00	1,000.00	1,061.50	1,020.98	4.00	3.92	0.78
Class C	1,000.00	1,000.00	1,056.60	1,015.96	9.15	8.97	1.79
Institutional Class	1,000.00	1,000.00	1,061.60	1,020.98	4.00	3.92	0.78
Institutional 2 Class	1,000.00	1,000.00	1,062.10	1,021.33	3.64	3.57	0.71
Institutional 3 Class	1,000.00	1,000.00	1,062.30	1,021.58	3.38	3.32	0.66
Class R	1,000.00	1,000.00	1,058.80	1,018.50	6.55	6.42	1.28
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia High Yield Bond Fund | Semiannual Report 2019	5

Portfolio of Investments
November 30, 2019 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 93.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 2.7%
Bombardier, Inc.(a)
10/15/2022	6.000%	902,000	905,592
12/01/2024	7.500%	877,000	900,283
03/15/2025	7.500%	1,575,000	1,596,715
04/15/2027	7.875%	2,507,000	2,516,402
TransDigm, Inc.
05/15/2025	6.500%	2,710,000	2,819,193
06/15/2026	6.375%	9,548,000	10,031,640
03/15/2027	7.500%	1,833,000	1,985,146
TransDigm, Inc.(a)
03/15/2026	6.250%	12,540,000	13,473,424
11/15/2027	5.500%	6,990,000	7,008,977
Total			41,237,372
Automotive 0.4%
IAA Spinco, Inc.(a)
06/15/2027	5.500%	781,000	822,935
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	2,853,000	2,901,018
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2027	8.500%	2,369,000	2,421,845
Total			6,145,798
Banking 0.5%
Ally Financial, Inc.
11/01/2031	8.000%	5,718,000	7,878,273
Brokerage/Asset Managers/Exchanges 0.6%
LPL Holdings, Inc.(a)
09/15/2025	5.750%	186,000	196,214
Subordinated
11/15/2027	4.625%	2,816,000	2,853,874
NFP Corp.(a)
07/15/2025	6.875%	6,349,000	6,204,037
Total			9,254,125
Building Materials 1.5%
American Builders & Contractors Supply Co., Inc.(a)
05/15/2026	5.875%	800,000	849,000
01/15/2028	4.000%	5,833,000	5,838,869
Beacon Roofing Supply, Inc.(a)
11/01/2025	4.875%	8,607,000	8,425,456
11/15/2026	4.500%	2,198,000	2,232,305
Core & Main LP(a)
08/15/2025	6.125%	4,640,000	4,747,266
Total			22,092,896
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 8.2%
CCO Holdings LLC/Capital Corp.(a)
05/01/2026	5.500%	3,194,000	3,372,761
05/01/2027	5.875%	1,954,000	2,091,492
06/01/2029	5.375%	7,548,000	8,087,093
03/01/2030	4.750%	6,835,000	6,994,220
CSC Holdings LLC(a)
07/15/2023	5.375%	2,159,000	2,218,596
10/15/2025	10.875%	3,146,000	3,544,716
02/01/2028	5.375%	4,462,000	4,722,625
04/01/2028	7.500%	1,249,000	1,410,812
02/01/2029	6.500%	15,973,000	17,824,591
01/15/2030	5.750%	5,186,000	5,473,408
DISH DBS Corp.
07/01/2026	7.750%	16,281,000	16,882,455
Intelsat Jackson Holdings SA
08/01/2023	5.500%	2,390,000	1,901,606
Intelsat Jackson Holdings SA(a)
10/15/2024	8.500%	4,458,000	3,693,485
Intelsat Luxembourg SA
06/01/2023	8.125%	3,144,000	1,466,486
Radiate HoldCo LLC/Finance, Inc.(a)
02/15/2023	6.875%	1,537,000	1,568,125
02/15/2025	6.625%	2,116,000	2,124,757
Sirius XM Radio, Inc.(a)
07/15/2024	4.625%	1,702,000	1,781,469
04/15/2025	5.375%	3,483,000	3,616,409
07/01/2029	5.500%	1,897,000	2,035,156
Viasat, Inc.(a)
04/15/2027	5.625%	1,411,000	1,511,171
Virgin Media Secured Finance PLC(a)
08/15/2026	5.500%	7,907,000	8,305,523
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	9,914,000	10,403,297
Ziggo BV(a)
01/15/2027	5.500%	9,331,000	9,876,819
01/15/2030	4.875%	1,451,000	1,474,951
Total			122,382,023
Chemicals 3.6%
Alpha 2 BV(a),(b)
06/01/2023	8.750%	4,600,000	4,554,541
Angus Chemical Co.(a)
02/15/2023	8.750%	4,470,000	4,477,361
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	4,581,000	4,659,931
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia High Yield Bond Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	3,649,000	3,779,735
CF Industries, Inc.
03/15/2034	5.150%	1,083,000	1,185,210
03/15/2044	5.375%	562,000	598,357
Chemours Co. (The)
05/15/2027	5.375%	859,000	722,162
INEOS Group Holdings SA(a)
08/01/2024	5.625%	1,932,000	1,983,161
Platform Specialty Products Corp.(a)
12/01/2025	5.875%	6,987,000	7,286,191
PQ Corp.(a)
11/15/2022	6.750%	7,780,000	8,046,693
12/15/2025	5.750%	4,343,000	4,545,624
SPCM SA(a)
09/15/2025	4.875%	3,211,000	3,325,757
Starfruit Finco BV/US Holdco LLC(a)
10/01/2026	8.000%	8,704,000	9,093,863
Total			54,258,586
Construction Machinery 1.3%
H&E Equipment Services, Inc.
09/01/2025	5.625%	4,682,000	4,940,064
Herc Holdings, Inc.(a)
07/15/2027	5.500%	3,398,000	3,566,095
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	3,058,000	3,189,100
United Rentals North America, Inc.
09/15/2026	5.875%	2,512,000	2,692,274
12/15/2026	6.500%	3,826,000	4,186,893
11/15/2027	3.875%	1,072,000	1,083,236
Total			19,657,662
Consumer Cyclical Services 1.8%
APX Group, Inc.
12/01/2020	8.750%	1,439,000	1,408,682
12/01/2022	7.875%	6,781,000	6,735,135
09/01/2023	7.625%	5,539,000	4,873,254
APX Group, Inc.(a)
11/01/2024	8.500%	2,608,000	2,586,223
ASGN, Inc.(a)
05/15/2028	4.625%	3,178,000	3,194,619
frontdoor, Inc.(a)
08/15/2026	6.750%	1,378,000	1,505,235
Prime Security Services Borrower LLC/Finance, Inc.(a)
04/15/2026	5.750%	3,035,000	3,167,991
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uber Technologies, Inc.(a)
11/01/2023	7.500%	4,114,000	4,239,509
Total			27,710,648
Consumer Products 1.8%
Energizer Holdings, Inc.(a)
07/15/2026	6.375%	1,647,000	1,757,508
01/15/2027	7.750%	2,966,000	3,324,044
Mattel, Inc.(a)
12/15/2027	5.875%	469,000	473,057
Mattel, Inc.
11/01/2041	5.450%	3,057,000	2,475,448
Prestige Brands, Inc.(a)
03/01/2024	6.375%	6,212,000	6,466,764
Prestige Brands, Inc.(a),(c)
01/15/2028	5.125%	1,428,000	1,462,137
Scotts Miracle-Gro Co. (The)(a)
10/15/2029	4.500%	1,954,000	1,977,256
Spectrum Brands, Inc.
07/15/2025	5.750%	4,953,000	5,191,690
Valvoline, Inc.
07/15/2024	5.500%	3,919,000	4,080,471
Total			27,208,375
Diversified Manufacturing 1.6%
CFX Escrow Corp.(a)
02/15/2024	6.000%	959,000	1,019,377
02/15/2026	6.375%	1,151,000	1,244,843
Gates Global LLC/Co.(a)
07/15/2022	6.000%	6,357,000	6,359,167
01/15/2026	6.250%	7,638,000	7,634,052
MTS Systems Corp.(a)
08/15/2027	5.750%	792,000	826,072
Resideo Funding, Inc.(a)
11/01/2026	6.125%	4,096,000	3,954,027
SPX FLOW, Inc.(a)
08/15/2024	5.625%	924,000	963,738
Welbilt, Inc.
02/15/2024	9.500%	1,206,000	1,276,264
Zekelman Industries, Inc.(a)
06/15/2023	9.875%	1,026,000	1,081,684
Total			24,359,224
Electric 4.9%
AES Corp. (The)
05/15/2026	6.000%	4,759,000	5,082,947
09/01/2027	5.125%	4,022,000	4,300,612

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2019	7

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Calpine Corp.
02/01/2024	5.500%	3,320,000	3,379,099
Calpine Corp.(a)
06/01/2026	5.250%	2,670,000	2,785,691
Clearway Energy Operating LLC
08/15/2024	5.375%	9,665,000	9,911,506
10/15/2025	5.750%	3,290,000	3,469,335
09/15/2026	5.000%	4,123,000	4,261,696
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	2,150,000	2,211,026
09/15/2027	4.500%	10,256,000	10,492,656
NRG Energy, Inc.
01/15/2027	6.625%	2,858,000	3,093,942
01/15/2028	5.750%	179,000	193,870
NRG Energy, Inc.(a)
06/15/2029	5.250%	6,574,000	7,052,104
Pattern Energy Group, Inc.(a)
02/01/2024	5.875%	2,127,000	2,190,712
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	2,874,000	2,982,868
01/15/2030	4.750%	2,786,000	2,812,973
Vistra Operations Co. LLC(a)
02/15/2027	5.625%	5,212,000	5,476,843
07/31/2027	5.000%	3,466,000	3,602,258
Total			73,300,138
Environmental 0.6%
Clean Harbors, Inc.(a)
07/15/2027	4.875%	1,121,000	1,173,591
07/15/2029	5.125%	786,000	829,227
GFL Environmental, Inc.(a)
05/01/2022	5.625%	2,234,000	2,258,618
03/01/2023	5.375%	1,050,000	1,056,230
05/01/2027	8.500%	3,182,000	3,398,596
Hulk Finance Corp.(a)
06/01/2026	7.000%	758,000	771,200
Total			9,487,462
Finance Companies 2.6%
Global Aircraft Leasing Co., Ltd.(a),(b)
09/15/2024	6.500%	4,217,000	4,314,473
Navient Corp.
03/25/2020	8.000%	224,000	227,565
07/26/2021	6.625%	4,512,000	4,787,381
01/25/2022	7.250%	2,868,000	3,118,878
06/15/2022	6.500%	3,348,000	3,635,658
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	5,305,000	5,219,610
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Quicken Loans, Inc.(a)
05/01/2025	5.750%	9,555,000	9,920,002
Springleaf Finance Corp.
03/15/2023	5.625%	2,868,000	3,078,201
03/15/2024	6.125%	4,165,000	4,560,169
Total			38,861,937
Food and Beverage 2.3%
B&G Foods, Inc.
04/01/2025	5.250%	4,694,000	4,742,334
09/15/2027	5.250%	1,898,000	1,861,628
Darling Ingredients, Inc.(a)
04/15/2027	5.250%	573,000	606,872
FAGE International SA/U.S.A. Dairy Industry, Inc.(a)
08/15/2026	5.625%	2,517,000	2,215,437
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%	2,055,000	2,177,202
11/01/2026	4.875%	2,498,000	2,644,758
Performance Food Group, Inc.(a)
10/15/2027	5.500%	1,397,000	1,494,648
Post Holdings, Inc.(a)
03/01/2025	5.500%	2,369,000	2,486,402
08/15/2026	5.000%	3,529,000	3,705,690
03/01/2027	5.750%	8,965,000	9,599,542
01/15/2028	5.625%	1,908,000	2,048,297
12/15/2029	5.500%	1,065,000	1,121,907
Total			34,704,717
Gaming 4.3%
Boyd Gaming Corp.
05/15/2023	6.875%	5,088,000	5,262,925
Boyd Gaming Corp.(a),(c)
12/01/2027	4.750%	2,649,000	2,675,250
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%	2,190,000	2,261,380
Eldorado Resorts, Inc.
04/01/2025	6.000%	5,035,000	5,311,265
09/15/2026	6.000%	2,650,000	2,920,522
International Game Technology PLC(a)
02/15/2022	6.250%	5,709,000	6,032,354
02/15/2025	6.500%	2,515,000	2,820,337
01/15/2027	6.250%	1,656,000	1,855,877
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	2,126,000	2,323,549
01/15/2028	4.500%	296,000	310,031
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
02/01/2027	5.750%	1,906,000	2,135,390
Scientific Games International, Inc.
12/01/2022	10.000%	5,203,000	5,344,887

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia High Yield Bond Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Scientific Games International, Inc.(a)
10/15/2025	5.000%	5,966,000	6,211,508
03/15/2026	8.250%	4,169,000	4,511,463
05/15/2028	7.000%	1,392,000	1,449,293
11/15/2029	7.250%	1,394,000	1,456,594
Stars Group Holdings BV/Co-Borrower LLC(a)
07/15/2026	7.000%	2,031,000	2,200,900
VICI Properties LP/Note Co., Inc.(a)
12/01/2026	4.250%	2,382,000	2,430,045
12/01/2029	4.625%	1,908,000	1,967,539
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	3,955,000	4,232,183
Wynn Resorts Finance LLC/Capital Corp.(a)
10/01/2029	5.125%	1,307,000	1,385,736
Total			65,099,028
Health Care 5.1%
Acadia Healthcare Co., Inc.
07/01/2022	5.125%	3,156,000	3,180,650
02/15/2023	5.625%	1,690,000	1,724,650
03/01/2024	6.500%	418,000	434,691
Avantor, Inc.(a)
10/01/2025	9.000%	4,578,000	5,116,133
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	5,206,000	5,394,800
Charles River Laboratories International, Inc.(a)
04/01/2026	5.500%	1,689,000	1,797,769
05/01/2028	4.250%	1,072,000	1,083,557
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	4,274,000	4,242,884
Encompass Health Corp.
02/01/2028	4.500%	1,294,000	1,326,645
02/01/2030	4.750%	1,294,000	1,337,435
HCA, Inc.
02/01/2025	5.375%	2,498,000	2,762,832
09/01/2028	5.625%	5,109,000	5,797,632
02/01/2029	5.875%	2,357,000	2,697,046
Hologic, Inc.(a)
10/15/2025	4.375%	5,368,000	5,544,303
02/01/2028	4.625%	1,613,000	1,703,077
MPH Acquisition Holdings LLC(a)
06/01/2024	7.125%	2,970,000	2,691,129
Select Medical Corp.(a)
08/15/2026	6.250%	1,928,000	2,067,127
Sotera Health Holdings LLC(a)
05/15/2023	6.500%	5,871,000	6,062,258
Surgery Center Holdings, Inc.(a)
04/15/2027	10.000%	1,506,000	1,584,132
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Teleflex, Inc.
11/15/2027	4.625%	3,130,000	3,320,670
Tenet Healthcare Corp.
08/01/2025	7.000%	3,939,000	4,140,874
Tenet Healthcare Corp.(a)
02/01/2027	6.250%	2,829,000	3,033,553
11/01/2027	5.125%	8,881,000	9,282,984
Total			76,326,831
Healthcare Insurance 1.6%
Centene Corp.(a)
06/01/2026	5.375%	4,937,000	5,252,926
Centene Corp.(a),(c)
12/15/2027	4.250%	5,637,000	5,791,553
12/15/2029	4.625%	7,340,000	7,678,774
WellCare Health Plans, Inc.(a)
08/15/2026	5.375%	4,429,000	4,719,253
Total			23,442,506
Home Construction 1.3%
Lennar Corp.
11/15/2024	5.875%	5,630,000	6,259,813
06/01/2026	5.250%	2,127,000	2,331,803
06/15/2027	5.000%	1,578,000	1,714,696
Meritage Homes Corp.
04/01/2022	7.000%	2,106,000	2,296,571
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	2,300,000	2,468,543
03/01/2024	5.625%	2,745,000	2,952,109
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%	1,480,000	1,597,594
Total			19,621,129
Independent Energy 5.9%
Callon Petroleum Co.
10/01/2024	6.125%	1,724,000	1,643,753
07/01/2026	6.375%	7,678,000	7,156,839
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	5,455,000	5,217,329
Centennial Resource Production LLC(a)
01/15/2026	5.375%	2,854,000	2,690,178
04/01/2027	6.875%	3,152,000	3,090,869
Chesapeake Energy Corp.
10/01/2026	7.500%	3,791,000	1,785,847
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	11,475,000	11,312,906
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2028	5.750%	2,625,000	2,745,991

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2019	9

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hilcorp Energy I LP/Finance Co.(a)
11/01/2028	6.250%	955,000	800,632
Jagged Peak Energy LLC
05/01/2026	5.875%	4,575,000	4,630,094
Matador Resources Co.
09/15/2026	5.875%	7,051,000	6,958,434
Murphy Oil Corp.
12/01/2027	5.875%	3,232,000	3,246,764
Parsley Energy LLC/Finance Corp.(a)
01/15/2025	5.375%	3,378,000	3,451,334
08/15/2025	5.250%	6,493,000	6,592,095
10/15/2027	5.625%	5,703,000	5,896,000
QEP Resources, Inc.
03/01/2026	5.625%	2,949,000	2,677,082
SM Energy Co.
06/01/2025	5.625%	1,555,000	1,412,801
09/15/2026	6.750%	4,953,000	4,513,551
01/15/2027	6.625%	2,307,000	2,099,370
WPX Energy, Inc.
09/15/2024	5.250%	6,175,000	6,306,003
06/01/2026	5.750%	2,762,000	2,816,391
10/15/2027	5.250%	2,182,000	2,185,868
Total			89,230,131
Leisure 0.6%
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%	3,002,000	3,110,848
10/15/2027	4.750%	2,144,000	2,211,899
Viking Cruises Ltd.(a)
09/15/2027	5.875%	3,703,000	3,970,430
Total			9,293,177
Media and Entertainment 4.5%
Clear Channel Worldwide Holdings, Inc.(a)
02/15/2024	9.250%	7,423,000	8,186,023
08/15/2027	5.125%	4,457,000	4,643,109
Diamond Sports Group LLC/Finance Co.(a)
08/15/2026	5.375%	3,132,000	3,188,117
08/15/2027	6.625%	711,000	692,501
iHeartCommunications, Inc.
05/01/2026	6.375%	2,103,583	2,277,562
05/01/2027	8.375%	10,055,817	10,942,753
iHeartCommunications, Inc.(a)
08/15/2027	5.250%	1,118,000	1,152,064
01/15/2028	4.750%	2,513,000	2,528,310
Match Group, Inc.
06/01/2024	6.375%	3,938,000	4,141,164
Match Group, Inc.(a)
12/15/2027	5.000%	206,000	211,234
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Netflix, Inc.
04/15/2028	4.875%	7,615,000	7,793,239
11/15/2028	5.875%	3,363,000	3,685,570
05/15/2029	6.375%	452,000	506,496
Netflix, Inc.(a)
11/15/2029	5.375%	2,472,000	2,596,537
06/15/2030	4.875%	3,253,000	3,281,563
Outfront Media Capital LLC/Corp.
03/15/2025	5.875%	3,683,000	3,796,942
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	1,042,000	1,090,794
03/15/2030	4.625%	3,721,000	3,751,826
TEGNA, Inc.(a)
09/15/2029	5.000%	3,236,000	3,248,026
Total			67,713,830
Metals and Mining 3.6%
Alcoa Nederland Holding BV(a)
09/30/2024	6.750%	2,545,000	2,679,917
09/30/2026	7.000%	1,675,000	1,823,550
Big River Steel LLC/Finance Corp.(a)
09/01/2025	7.250%	1,982,000	2,041,483
Constellium NV(a)
03/01/2025	6.625%	3,870,000	4,033,646
02/15/2026	5.875%	9,260,000	9,678,011
Freeport-McMoRan, Inc.
09/01/2029	5.250%	2,238,000	2,304,074
03/15/2043	5.450%	9,458,000	9,077,328
HudBay Minerals, Inc.(a)
01/15/2023	7.250%	2,201,000	2,260,254
01/15/2025	7.625%	8,255,000	8,287,464
Novelis Corp.(a)
08/15/2024	6.250%	2,094,000	2,200,165
09/30/2026	5.875%	9,483,000	9,959,508
Total			54,345,400
Midstream 6.1%
Antero Midstream Partners LP/Finance Corp.(a)
03/01/2027	5.750%	2,247,000	1,772,828
Cheniere Energy Partners LP
10/01/2026	5.625%	4,907,000	5,158,648
Cheniere Energy Partners LP(a)
10/01/2029	4.500%	5,394,000	5,413,101
DCP Midstream Operating LP
05/15/2029	5.125%	2,850,000	2,887,364
04/01/2044	5.600%	12,095,000	11,511,605
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	4,005,000	4,002,822

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia High Yield Bond Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Holly Energy Partners LP/Finance Corp.(a)
08/01/2024	6.000%	4,921,000	5,145,061
NuStar Logistics LP
06/01/2026	6.000%	1,704,000	1,834,276
04/28/2027	5.625%	5,741,000	5,923,113
Rockies Express Pipeline LLC(a)
07/15/2029	4.950%	3,762,000	3,630,811
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	5,388,000	5,397,773
Sunoco LP/Finance Corp.
01/15/2023	4.875%	1,880,000	1,930,485
02/15/2026	5.500%	5,676,000	5,903,035
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	4,548,000	4,632,058
01/15/2028	5.000%	12,578,000	12,444,855
Targa Resources Partners LP/Finance Corp.(a)
03/01/2030	5.500%	6,463,000	6,479,000
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	5,106,000	4,902,825
Western Gas Partners LP
08/15/2028	4.750%	367,000	354,639
Western Midstream Operating LP
03/01/2028	4.500%	2,422,000	2,310,239
Total			91,634,538
Oil Field Services 1.4%
Apergy Corp.
05/01/2026	6.375%	5,650,000	5,593,810
Calfrac Holdings LP(a)
06/15/2026	8.500%	2,494,000	1,003,419
Nabors Industries, Inc.
02/01/2025	5.750%	6,512,000	5,079,360
SESI LLC
09/15/2024	7.750%	1,406,000	812,049
Transocean Sentry Ltd.(a)
05/15/2023	5.375%	6,769,000	6,769,000
USA Compression Partners LP/Finance Corp.(a)
09/01/2027	6.875%	1,178,000	1,204,246
Total			20,461,884
Other REIT 1.0%
CyrusOne LP/Finance Corp.
03/15/2024	5.000%	2,561,000	2,643,336
03/15/2027	5.375%	5,056,000	5,563,327
iStar, Inc.
04/01/2022	6.000%	5,934,000	6,084,552
Total			14,291,215
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Packaging 3.5%
ARD Finance SA(a),(b)
06/30/2027	6.500%	1,856,000	1,849,274
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
02/15/2025	6.000%	8,830,000	9,286,543
08/15/2026	4.125%	2,762,000	2,810,842
08/15/2027	5.250%	3,292,000	3,406,969
Berry Global Escrow Corp.(a)
07/15/2026	4.875%	1,088,000	1,139,688
Berry Global, Inc.
07/15/2023	5.125%	5,060,000	5,192,225
BWAY Holding Co.(a)
04/15/2024	5.500%	4,478,000	4,597,995
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	2,750,000	2,629,440
Novolex(a)
01/15/2025	6.875%	1,763,000	1,682,449
Reynolds Group Issuer, Inc./LLC
10/15/2020	5.750%	6,623,852	6,631,051
Reynolds Group Issuer, Inc./LLC(a)
07/15/2024	7.000%	9,060,000	9,375,974
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	2,321,000	2,440,824
08/15/2027	8.500%	1,396,000	1,516,857
Total			52,560,131
Pharmaceuticals 2.9%
Bausch Health Companies, Inc.(a)
04/15/2025	6.125%	8,068,000	8,389,065
11/01/2025	5.500%	1,638,000	1,711,850
12/15/2025	9.000%	2,881,000	3,259,084
04/01/2026	9.250%	5,400,000	6,178,271
01/31/2027	8.500%	4,595,000	5,206,391
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%	3,073,000	3,178,040
07/15/2027	5.000%	727,000	756,056
Eagle Holding Co. II LLC(a),(b)
05/15/2022	7.750%	2,941,000	2,988,791
Endo Dac/Finance LLC/Finco, Inc.(a)
07/15/2023	6.000%	2,229,000	1,446,945
Endo Dac/Finance LLC/Finco, Inc.(a),(d)
02/01/2025	6.000%	616,000	382,030
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/2023	6.375%	7,606,000	7,871,935
Par Pharmaceutical, Inc.(a)
04/01/2027	7.500%	3,010,000	2,852,020
Total			44,220,478

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2019	11

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Property & Casualty 0.7%
Acrisure LLC/Finance, Inc.(a)
02/15/2024	8.125%	1,043,000	1,111,885
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	6.750%	3,164,000	3,343,673
HUB International Ltd.(a)
05/01/2026	7.000%	5,040,000	5,170,896
USI, Inc.(a)
05/01/2025	6.875%	1,503,000	1,518,750
Total			11,145,204
Restaurants 0.7%
1011778 BC ULC/New Red Finance, Inc.(a)
01/15/2028	3.875%	1,626,000	1,638,310
IRB Holding Corp.(a)
02/15/2026	6.750%	6,207,000	6,476,298
Yum! Brands, Inc.(a)
01/15/2030	4.750%	1,667,000	1,725,736
Total			9,840,344
Retailers 0.8%
L Brands, Inc.
06/15/2029	7.500%	1,812,000	1,823,625
11/01/2035	6.875%	2,212,000	1,940,668
PetSmart, Inc.(a)
03/15/2023	7.125%	4,008,000	3,599,046
06/01/2025	5.875%	4,496,000	4,412,582
Total			11,775,921
Supermarkets 0.5%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP
03/15/2025	5.750%	1,589,000	1,633,264
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP(a)
03/15/2026	7.500%	1,874,000	2,079,150
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
01/15/2027	4.625%	3,021,000	2,984,004
Total			6,696,418
Technology 6.0%
Ascend Learning LLC(a)
08/01/2025	6.875%	2,873,000	3,018,309
08/01/2025	6.875%	2,691,000	2,828,161
Banff Merger Sub, Inc.(a)
09/01/2026	9.750%	788,000	738,626
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	6,030,000	6,155,163
Camelot Finance SA(a)
11/01/2026	4.500%	2,158,000	2,200,925
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CDK Global, Inc.
06/01/2027	4.875%	5,352,000	5,600,620
CommScope Finance LLC(a)
03/01/2026	6.000%	2,724,000	2,856,362
CommScope Technologies LLC(a)
06/15/2025	6.000%	4,029,000	3,891,868
Ensemble S Merger Sub, Inc.(a)
09/30/2023	9.000%	1,096,000	1,125,899
Gartner, Inc.(a)
04/01/2025	5.125%	7,077,000	7,417,390
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/U.S. Holdings I LLC(a)
11/30/2024	10.000%	3,340,000	3,597,401
Informatica LLC(a)
07/15/2023	7.125%	4,292,000	4,362,234
Iron Mountain, Inc.
08/15/2024	5.750%	5,392,000	5,453,182
NCR Corp.
07/15/2022	5.000%	4,762,000	4,811,726
12/15/2023	6.375%	5,954,000	6,108,750
NCR Corp.(a)
09/01/2027	5.750%	2,185,000	2,259,858
Plantronics, Inc.(a)
05/31/2023	5.500%	1,738,000	1,633,961
Qualitytech LP/QTS Finance Corp.(a)
11/15/2025	4.750%	7,397,000	7,683,381
Refinitiv US Holdings, Inc.(a)
11/15/2026	8.250%	5,686,000	6,383,371
Sensata Technologies, Inc.(a)
02/15/2030	4.375%	1,022,000	1,020,784
Solera LLC/Finance, Inc.(a)
03/01/2024	10.500%	2,645,000	2,753,725
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	6.750%	3,703,000	3,814,016
Verscend Escrow Corp.(a)
08/15/2026	9.750%	3,909,000	4,202,518
Total			89,918,230
Transportation Services 1.4%
Avis Budget Car Rental LLC/Finance, Inc.
04/01/2023	5.500%	529,000	536,290
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	3,677,000	3,783,525
Hertz Corp. (The)(a)
06/01/2022	7.625%	2,215,000	2,301,635
10/15/2024	5.500%	1,917,000	1,945,620
08/01/2026	7.125%	2,494,000	2,660,158
01/15/2028	6.000%	7,579,000	7,534,639

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia High Yield Bond Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
XPO Logistics, Inc.(a)
06/15/2022	6.500%	2,314,000	2,358,753
Total			21,120,620
Wireless 4.6%
Altice France SA(a)
05/01/2026	7.375%	10,190,000	10,878,126
02/01/2027	8.125%	3,670,000	4,055,058
01/15/2028	5.500%	4,180,000	4,237,549
Altice Luxembourg SA(a)
05/15/2027	10.500%	4,123,000	4,669,586
SBA Communications Corp.
09/01/2024	4.875%	10,899,000	11,328,951
Sprint Capital Corp.
11/15/2028	6.875%	8,231,000	8,773,307
Sprint Corp.
02/15/2025	7.625%	1,412,000	1,545,665
03/01/2026	7.625%	5,016,000	5,492,639
T-Mobile U.S.A., Inc.
01/15/2026	6.500%	10,824,000	11,605,041
02/01/2026	4.500%	2,703,000	2,784,125
02/01/2028	4.750%	3,381,000	3,550,062
Total			68,920,109
Wirelines 2.3%
CenturyLink, Inc.
06/15/2021	6.450%	2,259,000	2,372,320
03/15/2022	5.800%	7,800,000	8,221,615
04/01/2024	7.500%	7,238,000	8,149,253
Frontier Communications Corp.(a)
04/01/2026	8.500%	1,680,000	1,664,917
Telecom Italia Capital SA
09/30/2034	6.000%	1,454,000	1,557,150
Zayo Group LLC/Capital, Inc.
05/15/2025	6.375%	8,977,000	9,259,510
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%	2,734,000	2,801,147
Total			34,025,912
Total Corporate Bonds & Notes (Cost $1,365,306,834)			1,400,222,272

Foreign Government Obligations(e) 0.2%

Canada 0.2%
NOVA Chemicals Corp.(a)
06/01/2027	5.250%	2,885,000	2,922,013
Total Foreign Government Obligations (Cost $2,993,372)			2,922,013

Senior Loans 3.3%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Construction Machinery 0.2%
Vertiv Group Corp.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 11/30/2023	5.927%	3,209,000	3,132,786
Finance Companies 0.3%
Ellie Mae, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 04/17/2026	5.863%	4,160,000	4,143,110
Food and Beverage 0.4%
8th Avenue Food & Provisions, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 10/01/2025	5.508%	3,169,301	3,171,931
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 10/01/2026	9.508%	3,441,442	3,375,470
Total			6,547,401
Health Care 0.1%
Avantor Funding, Inc.(f),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 11/21/2024	4.702%	645,164	649,603
Metals and Mining 0.5%
Big River Steel LLC(f),(g)
Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 08/23/2023	7.104%	7,032,145	6,948,674
Restaurants 0.3%
IRB Holding Corp./Arby’s/Buffalo Wild Wings(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 02/05/2025	5.216%	4,587,712	4,585,418
Retailers 0.2%
BellRing Brands LLC(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 10/21/2024	6.702%	2,597,000	2,593,754

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2019	13

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Technology 1.3%
Applied Systems, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 09/19/2024	5.354%	1,769,880	1,762,022
Ascend Learning LLC(f),(g)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 07/12/2024	4.702%	2,324,515	2,324,515
Dun & Bradstreet Corp. (The)(f),(g)
Term Loan
3-month USD LIBOR + 5.000% 02/06/2026	6.700%	4,933,000	4,957,665
Greeneden US Holdings I LLC/Genesys Telecommunications Laboratories, Inc.(f),(g)
Tranche B3 Term Loan
3-month USD LIBOR + 3.250% 12/01/2023	4.952%	3,166,148	3,150,887
Misys Ltd./Almonde/Tahoe/Finastra USA(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 06/13/2024	5.696%	2,373,536	2,318,660
Project Alpha Intermediate Holding, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 04/26/2024	5.490%	845,265	836,111
3-month USD LIBOR + 4.250% 04/26/2024	6.240%	2,541,258	2,539,149
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Ultimate Software Group, Inc. (The)(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 05/04/2026	5.452%	1,892,000	1,900,400
Total			19,789,409
Total Senior Loans (Cost $48,243,165)			48,390,155

Money Market Funds 2.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.745%(h),(i)	39,334,395	39,334,395
Total Money Market Funds (Cost $39,334,076)		39,334,395
Total Investments in Securities (Cost: $1,455,877,447)		1,490,868,835
Other Assets & Liabilities, Net		11,242,150
Net Assets		1,502,110,985

At November 30, 2019, securities and/or cash totaling $519,044 were pledged as collateral.
Investments in derivatives
Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 33	Morgan Stanley	12/20/2024	5.000	Quarterly	3.248	USD	9,000,000	197,064	—	—	197,064	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia High Yield Bond Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At November 30, 2019, the total value of these securities amounted to $885,112,006, which represents 58.92% of total net assets.
(b)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(c)	Represents a security purchased on a when-issued basis.
(d)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of November 30, 2019.
(e)	Principal and interest may not be guaranteed by a governmental entity.
(f)	The stated interest rate represents the weighted average interest rate at November 30, 2019 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(g)	Variable rate security. The interest rate shown was the current rate as of November 30, 2019.
(h)	The rate shown is the seven-day current annualized yield at November 30, 2019.
(i)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended November 30, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.745%
	61,632,087	272,762,785	(295,060,477)	39,334,395	(758)	2,761	765,770	39,334,395
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2019	15

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	1,400,222,272	—	1,400,222,272
Foreign Government Obligations	—	2,922,013	—	2,922,013
Senior Loans	—	48,390,155	—	48,390,155
Money Market Funds	39,334,395	—	—	39,334,395
Total Investments in Securities	39,334,395	1,451,534,440	—	1,490,868,835
Investments in Derivatives
Asset
Swap Contracts	—	197,064	—	197,064
Total	39,334,395	1,451,731,504	—	1,491,065,899
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia High Yield Bond Fund | Semiannual Report 2019

Statement of Assets and Liabilities
November 30, 2019 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,416,543,371)	$1,451,534,440
Affiliated issuers (cost $39,334,076)	39,334,395
Cash	68,876
Margin deposits on:
Swap contracts	519,044
Receivable for:
Investments sold	6,842,588
Investments sold on a delayed delivery basis	2,218,922
Capital shares sold	6,856,971
Dividends	81,948
Interest	20,951,622
Foreign tax reclaims	45,649
Expense reimbursement due from Investment Manager	713
Prepaid expenses	5,483
Trustees’ deferred compensation plan	10,185
Other assets	4,499
Total assets	1,528,475,335
Liabilities
Payable for:
Investments purchased	262,843
Investments purchased on a delayed delivery basis	17,006,649
Capital shares purchased	1,869,898
Distributions to shareholders	6,798,904
Variation margin for swap contracts	316
Management services fees	51,729
Distribution and/or service fees	11,804
Transfer agent fees	138,630
Compensation of board members	139,442
Compensation of chief compliance officer	168
Other expenses	73,782
Trustees’ deferred compensation plan	10,185
Total liabilities	26,364,350
Net assets applicable to outstanding capital stock	$1,502,110,985
Represented by
Paid in capital	1,493,925,851
Total distributable earnings (loss)	8,185,134
Total - representing net assets applicable to outstanding capital stock	$1,502,110,985
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2019	17

Statement of Assets and Liabilities  (continued)
November 30, 2019 (Unaudited)
Class A
Net assets	$706,279,302
Shares outstanding	238,749,991
Net asset value per share	$2.96
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$3.11
Advisor Class
Net assets	$99,676,524
Shares outstanding	33,507,677
Net asset value per share	$2.97
Class C
Net assets	$30,340,961
Shares outstanding	10,319,616
Net asset value per share	$2.94
Institutional Class
Net assets	$179,157,076
Shares outstanding	60,617,361
Net asset value per share	$2.96
Institutional 2 Class
Net assets	$76,730,833
Shares outstanding	26,034,794
Net asset value per share	$2.95
Institutional 3 Class
Net assets	$391,136,510
Shares outstanding	132,479,562
Net asset value per share	$2.95
Class R
Net assets	$18,789,779
Shares outstanding	6,332,315
Net asset value per share	$2.97
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia High Yield Bond Fund | Semiannual Report 2019

Statement of Operations
Six Months Ended November 30, 2019 (Unaudited)
Net investment income
Income:
Dividends — affiliated issuers	$765,770
Interest	43,178,585
Interfund lending	491
Total income	43,944,846
Expenses:
Management services fees	4,727,235
Distribution and/or service fees
Class A	877,869
Class C	160,857
Class R	46,100
Transfer agent fees
Class A	450,622
Advisor Class	59,651
Class C	20,658
Institutional Class	115,384
Institutional 2 Class	27,646
Institutional 3 Class	14,947
Class R	11,834
Compensation of board members	18,555
Custodian fees	15,033
Printing and postage fees	53,835
Registration fees	57,642
Audit fees	15,849
Legal fees	12,083
Compensation of chief compliance officer	168
Other	19,098
Total expenses	6,705,066
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(25,311)
Expense reduction	(2,098)
Total net expenses	6,677,657
Net investment income	37,267,189
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	7,249,667
Investments — affiliated issuers	(758)
Swap contracts	166,312
Net realized gain	7,415,221
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	43,269,100
Investments — affiliated issuers	2,761
Swap contracts	197,064
Net change in unrealized appreciation (depreciation)	43,468,925
Net realized and unrealized gain	50,884,146
Net increase in net assets resulting from operations	$88,151,335
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2019	19

Statement of Changes in Net Assets
	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019
Operations
Net investment income	$37,267,189	$82,282,886
Net realized gain (loss)	7,415,221	(21,737,073)
Net change in unrealized appreciation (depreciation)	43,468,925	28,597,681
Net increase in net assets resulting from operations	88,151,335	89,143,494
Distributions to shareholders
Net investment income and net realized gains
Class A	(17,100,220)	(36,460,443)
Advisor Class	(2,385,974)	(5,628,021)
Class C	(659,899)	(1,676,627)
Institutional Class	(4,600,364)	(10,846,074)
Institutional 2 Class	(2,433,525)	(5,061,035)
Institutional 3 Class	(9,937,049)	(22,279,376)
Class R	(425,737)	(940,291)
Class T	—	(4,337)
Total distributions to shareholders	(37,542,768)	(82,896,204)
Decrease in net assets from capital stock activity	(19,681,355)	(368,501,904)
Total increase (decrease) in net assets	30,927,212	(362,254,614)
Net assets at beginning of period	1,471,183,773	1,833,438,387
Net assets at end of period	$1,502,110,985	$1,471,183,773
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia High Yield Bond Fund | Semiannual Report 2019

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2019 (Unaudited)		May 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	23,862,478	70,013,168	27,166,545	77,470,342
Distributions reinvested	5,599,219	16,501,107	12,395,868	35,174,806
Redemptions	(32,813,819)	(96,295,831)	(70,938,771)	(201,412,090)
Net decrease	(3,352,122)	(9,781,556)	(31,376,358)	(88,766,942)
Advisor Class
Subscriptions	6,876,674	20,322,254	17,000,531	48,341,763
Distributions reinvested	797,156	2,361,339	1,947,626	5,560,703
Redemptions	(4,978,810)	(14,699,478)	(27,357,609)	(78,520,090)
Net increase (decrease)	2,695,020	7,984,115	(8,409,452)	(24,617,624)
Class C
Subscriptions	460,904	1,344,160	1,051,653	2,976,744
Distributions reinvested	214,523	628,201	568,718	1,603,553
Redemptions	(2,356,794)	(6,866,426)	(12,788,596)	(36,207,586)
Net decrease	(1,681,367)	(4,894,065)	(11,168,225)	(31,627,289)
Institutional Class
Subscriptions	10,955,335	32,006,887	21,567,244	61,076,274
Distributions reinvested	1,467,972	4,320,950	3,407,251	9,668,921
Redemptions	(12,770,716)	(37,360,334)	(49,100,433)	(139,250,555)
Net decrease	(347,409)	(1,032,497)	(24,125,938)	(68,505,360)
Institutional 2 Class
Subscriptions	18,510,952	54,271,846	13,610,267	38,926,959
Distributions reinvested	827,736	2,428,372	1,745,567	4,939,014
Redemptions	(20,620,797)	(60,437,855)	(36,178,621)	(102,939,659)
Net decrease	(1,282,109)	(3,737,637)	(20,822,787)	(59,073,686)
Institutional 3 Class
Subscriptions	9,502,167	27,849,934	20,863,578	58,551,604
Distributions reinvested	3,115,098	9,159,276	7,209,564	20,413,064
Redemptions	(15,217,836)	(44,363,520)	(60,168,596)	(171,222,731)
Net decrease	(2,600,571)	(7,354,310)	(32,095,454)	(92,258,063)
Class R
Subscriptions	828,540	2,445,445	1,874,376	5,362,238
Distributions reinvested	123,104	363,635	263,570	750,324
Redemptions	(1,251,618)	(3,674,485)	(3,363,667)	(9,599,703)
Net decrease	(299,974)	(865,405)	(1,225,721)	(3,487,141)
Class T
Distributions reinvested	—	—	1,345	3,781
Redemptions	—	—	(61,528)	(169,580)
Net decrease	—	—	(60,183)	(165,799)
Total net decrease	(6,868,532)	(19,681,355)	(129,284,118)	(368,501,904)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2019	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Six Months Ended 11/30/2019 (Unaudited)	$2.86	0.07	0.10	0.17	(0.07)	(0.07)
Year Ended 5/31/2019	$2.85	0.14	0.01	0.15	(0.14)	(0.14)
Year Ended 5/31/2018	$2.98	0.14	(0.14)	0.00(e)	(0.13)	(0.13)
Year Ended 5/31/2017	$2.84	0.14	0.14	0.28	(0.14)	(0.14)
Year Ended 5/31/2016	$2.99	0.14	(0.15)	(0.01)	(0.14)	(0.14)
Year Ended 5/31/2015	$3.04	0.14	(0.05)	0.09	(0.14)	(0.14)
Advisor Class
Six Months Ended 11/30/2019 (Unaudited)	$2.87	0.07	0.11	0.18	(0.08)	(0.08)
Year Ended 5/31/2019	$2.87	0.15	0.00(e)	0.15	(0.15)	(0.15)
Year Ended 5/31/2018	$3.00	0.14	(0.13)	0.01	(0.14)	(0.14)
Year Ended 5/31/2017	$2.86	0.15	0.14	0.29	(0.15)	(0.15)
Year Ended 5/31/2016	$3.01	0.15	(0.15)	0.00(e)	(0.15)	(0.15)
Year Ended 5/31/2015	$3.06	0.15	(0.05)	0.10	(0.15)	(0.15)
Class C
Six Months Ended 11/30/2019 (Unaudited)	$2.84	0.06	0.10	0.16	(0.06)	(0.06)
Year Ended 5/31/2019	$2.83	0.12	0.01	0.13	(0.12)	(0.12)
Year Ended 5/31/2018	$2.96	0.11	(0.13)	(0.02)	(0.11)	(0.11)
Year Ended 5/31/2017	$2.83	0.12	0.13	0.25	(0.12)	(0.12)
Year Ended 5/31/2016	$2.97	0.12	(0.14)	(0.02)	(0.12)	(0.12)
Year Ended 5/31/2015	$3.02	0.12	(0.05)	0.07	(0.12)	(0.12)
Institutional Class
Six Months Ended 11/30/2019 (Unaudited)	$2.86	0.07	0.10	0.17	(0.07)	(0.07)
Year Ended 5/31/2019	$2.85	0.15	0.01	0.16	(0.15)	(0.15)
Year Ended 5/31/2018	$2.98	0.14	(0.13)	0.01	(0.14)	(0.14)
Year Ended 5/31/2017	$2.84	0.15	0.14	0.29	(0.15)	(0.15)
Year Ended 5/31/2016	$2.99	0.15	(0.15)	0.00(e)	(0.15)	(0.15)
Year Ended 5/31/2015	$3.04	0.15	(0.05)	0.10	(0.15)	(0.15)
Institutional 2 Class
Six Months Ended 11/30/2019 (Unaudited)	$2.85	0.07	0.11	0.18	(0.08)	(0.08)
Year Ended 5/31/2019	$2.84	0.15	0.01	0.16	(0.15)	(0.15)
Year Ended 5/31/2018	$2.97	0.14	(0.13)	0.01	(0.14)	(0.14)
Year Ended 5/31/2017	$2.84	0.15	0.13	0.28	(0.15)	(0.15)
Year Ended 5/31/2016	$2.98	0.15	(0.14)	0.01	(0.15)	(0.15)
Year Ended 5/31/2015	$3.04	0.15	(0.06)	0.09	(0.15)	(0.15)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia High Yield Bond Fund | Semiannual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2019 (Unaudited)	$2.96	6.03%	1.04%(c)	1.03%(c),(d)	4.85%(c)	28%	$706,279
Year Ended 5/31/2019	$2.86	5.47%	1.04%	1.04%(d)	4.93%	41%	$692,138
Year Ended 5/31/2018	$2.85	0.10%	1.03%	1.03%(d)	4.60%	49%	$778,978
Year Ended 5/31/2017	$2.98	10.08%	1.03%	1.03%(d)	4.77%	60%	$929,057
Year Ended 5/31/2016	$2.84	(0.21%)	1.06%	1.06%(d)	4.88%	51%	$1,178,208
Year Ended 5/31/2015	$2.99	3.12%	1.08%	1.07%(d)	4.76%	64%	$1,256,835
Advisor Class
Six Months Ended 11/30/2019 (Unaudited)	$2.97	6.15%	0.79%(c)	0.78%(c),(d)	5.09%(c)	28%	$99,677
Year Ended 5/31/2019	$2.87	5.36%	0.79%	0.79%(d)	5.17%	41%	$88,582
Year Ended 5/31/2018	$2.87	0.37%	0.78%	0.78%(d)	4.89%	49%	$112,377
Year Ended 5/31/2017	$3.00	10.32%	0.79%	0.79%(d)	5.04%	60%	$68,934
Year Ended 5/31/2016	$2.86	0.07%	0.81%	0.81%(d)	5.11%	51%	$29,969
Year Ended 5/31/2015	$3.01	3.38%	0.83%	0.82%(d)	5.01%	64%	$14,992
Class C
Six Months Ended 11/30/2019 (Unaudited)	$2.94	5.66%	1.79%(c)	1.79%(c),(d)	4.11%(c)	28%	$30,341
Year Ended 5/31/2019	$2.84	4.68%	1.79%	1.79%(d)	4.17%	41%	$34,097
Year Ended 5/31/2018	$2.83	(0.68%)	1.78%	1.78%(d)	3.85%	49%	$65,568
Year Ended 5/31/2017	$2.96	8.91%	1.78%	1.78%(d)	4.02%	60%	$84,315
Year Ended 5/31/2016	$2.83	(0.64%)	1.82%	1.82%(d)	4.12%	51%	$82,543
Year Ended 5/31/2015	$2.97	2.38%	1.83%	1.78%(d)	4.06%	64%	$87,006
Institutional Class
Six Months Ended 11/30/2019 (Unaudited)	$2.96	6.16%	0.79%(c)	0.78%(c),(d)	5.10%(c)	28%	$179,157
Year Ended 5/31/2019	$2.86	5.73%	0.79%	0.79%(d)	5.17%	41%	$174,135
Year Ended 5/31/2018	$2.85	0.35%	0.78%	0.78%(d)	4.84%	49%	$242,148
Year Ended 5/31/2017	$2.98	10.36%	0.79%	0.79%(d)	5.04%	60%	$395,530
Year Ended 5/31/2016	$2.84	0.04%	0.81%	0.81%(d)	5.12%	51%	$227,058
Year Ended 5/31/2015	$2.99	3.37%	0.83%	0.82%(d)	5.01%	64%	$208,466
Institutional 2 Class
Six Months Ended 11/30/2019 (Unaudited)	$2.95	6.21%	0.72%(c)	0.71%(c)	5.15%(c)	28%	$76,731
Year Ended 5/31/2019	$2.85	5.82%	0.71%	0.71%	5.23%	41%	$77,805
Year Ended 5/31/2018	$2.84	0.40%	0.71%	0.71%	4.92%	49%	$136,612
Year Ended 5/31/2017	$2.97	10.08%	0.70%	0.70%	5.11%	60%	$143,247
Year Ended 5/31/2016	$2.84	0.48%	0.71%	0.71%	5.18%	51%	$173,794
Year Ended 5/31/2015	$2.98	3.15%	0.71%	0.71%	5.12%	64%	$33,231
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2019	23

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2019 (Unaudited)	$2.85	0.08	0.10	0.18	(0.08)	(0.08)
Year Ended 5/31/2019	$2.84	0.15	0.01	0.16	(0.15)	(0.15)
Year Ended 5/31/2018	$2.97	0.15	(0.13)	0.02	(0.15)	(0.15)
Year Ended 5/31/2017	$2.84	0.15	0.13	0.28	(0.15)	(0.15)
Year Ended 5/31/2016	$2.99	0.15	(0.15)	0.00(e)	(0.15)	(0.15)
Year Ended 5/31/2015	$3.03	0.15	(0.04)	0.11	(0.15)	(0.15)
Class R
Six Months Ended 11/30/2019 (Unaudited)	$2.87	0.07	0.10	0.17	(0.07)	(0.07)
Year Ended 5/31/2019	$2.86	0.13	0.01	0.14	(0.13)	(0.13)
Year Ended 5/31/2018	$2.99	0.13	(0.13)	0.00(e)	(0.13)	(0.13)
Year Ended 5/31/2017	$2.85	0.13	0.14	0.27	(0.13)	(0.13)
Year Ended 5/31/2016	$3.00	0.13	(0.15)	(0.02)	(0.13)	(0.13)
Year Ended 5/31/2015	$3.05	0.13	(0.05)	0.08	(0.13)	(0.13)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia High Yield Bond Fund | Semiannual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2019 (Unaudited)	$2.95	6.23%	0.67%(c)	0.66%(c)	5.22%(c)	28%	$391,137
Year Ended 5/31/2019	$2.85	5.87%	0.66%	0.66%	5.29%	41%	$385,410
Year Ended 5/31/2018	$2.84	0.45%	0.66%	0.66%	4.99%	49%	$475,135
Year Ended 5/31/2017	$2.97	10.13%	0.65%	0.65%	5.17%	60%	$353,045
Year Ended 5/31/2016	$2.84	0.19%	0.66%	0.66%	5.29%	51%	$19,341
Year Ended 5/31/2015	$2.99	3.89%	0.65%	0.65%	5.18%	64%	$10,668
Class R
Six Months Ended 11/30/2019 (Unaudited)	$2.97	5.88%	1.29%(c)	1.28%(c),(d)	4.60%(c)	28%	$18,790
Year Ended 5/31/2019	$2.87	5.21%	1.29%	1.29%(d)	4.68%	41%	$19,019
Year Ended 5/31/2018	$2.86	(0.14%)	1.28%	1.28%(d)	4.36%	49%	$22,450
Year Ended 5/31/2017	$2.99	9.79%	1.28%	1.28%(d)	4.52%	60%	$25,925
Year Ended 5/31/2016	$2.85	(0.44%)	1.32%	1.32%(d)	4.63%	51%	$22,299
Year Ended 5/31/2015	$3.00	2.87%	1.33%	1.32%(d)	4.51%	64%	$19,516
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2019	25

Notes to Financial Statements
November 30, 2019 (Unaudited)
Note 1. Organization
Columbia High Yield Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
26	Columbia High Yield Bond Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty
Columbia High Yield Bond Fund | Semiannual Report 2019	27

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to manage cash. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange
28	Columbia High Yield Bond Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at November 30, 2019:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	197,064*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia High Yield Bond Fund | Semiannual Report 2019	29

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended November 30, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Swap contracts ($)
Credit risk	166,312

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Swap contracts ($)
Credit risk	197,064
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at November 30, 2019:
Derivative instrument	Average notional amounts ($)*
Credit default swap contracts — sell protection	8,955,000

*	Based on the ending quarterly outstanding amounts for the six months ended November 30, 2019.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
30	Columbia High Yield Bond Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of November 30, 2019:
Morgan Stanley ($)
Liabilities
Centrally cleared credit default swap contracts (a)	316
Total liabilities	316
Total financial and derivative net assets	(316)
Total collateral received (pledged) (b)	(316)
Net amount (c)	-

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia High Yield Bond Fund | Semiannual Report 2019	31

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2019 was 0.63% of the Fund’s average daily net assets.
32	Columbia High Yield Bond Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended November 30, 2019, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.13
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2019, these minimum account balance fees reduced total expenses of the Fund by $2,098.
Columbia High Yield Bond Fund | Semiannual Report 2019	33

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $7,074,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2019, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	4.75	0.50 - 1.00(a)	152,922
Class C	—	1.00(b)	772

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2019 through September 30, 2020	Prior to October 1, 2019
Class A	1.03%	1.05%
Advisor Class	0.78	0.80
Class C	1.78	1.80
Institutional Class	0.78	0.80
Institutional 2 Class	0.71	0.73
Institutional 3 Class	0.66	0.68
Class R	1.28	1.30
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This
34	Columbia High Yield Bond Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2019, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,455,877,000	49,905,000	(14,716,000)	35,189,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.
No expiration short-term ($)	No expiration long-term ($)	Total ($)
18,657,208	15,445,430	34,102,638
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $404,759,989 and $399,745,404, respectively, for the six months ended November 30, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia High Yield Bond Fund | Semiannual Report 2019	35

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended November 30, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,340,000	2.64	5
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at November 30, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended November 30, 2019.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
36	Columbia High Yield Bond Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At November 30, 2019, affiliated shareholders of record owned 54.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia High Yield Bond Fund | Semiannual Report 2019	37

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia High Yield Bond Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2018 and January, March, April and June 2019, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 17-19, 2019 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2019 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2018 in the performance of administrative services, and noted the various enhancements anticipated for 2019. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its relatively strong cash position and solid balance sheet.
38	Columbia High Yield Bond Fund | Semiannual Report 2019

Approval of Management Agreement  (continued)

The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that appropriate steps such as changes to the management team had been taken to help improve the Fund’s performance.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Threadneedle and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual management fees.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of Columbia Threadneedle’s profitability, particularly in comparison to industry competitors, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2018 the Board had concluded that 2017 profitability was reasonable and that the 2019 information shows that the profitability generated by Columbia Threadneedle in 2018 only slightly increased from 2017 levels. The Board also noted JDL’s report and its conclusion that 2018 Columbia Threadneedle profitability relative to industry competitors was reasonable. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall
Columbia High Yield Bond Fund | Semiannual Report 2019	39

Approval of Management Agreement  (continued)

reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 19, 2019, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
40	Columbia High Yield Bond Fund | Semiannual Report 2019

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Columbia High Yield Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR160_05_K01_(01/20)

SemiAnnual Report
November 30, 2019
Columbia Small/Mid Cap Value Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Small/Mid Cap Value Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Small/Mid Cap Value Fund  |  Semiannual Report 2019

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term growth of capital.
Portfolio management
Jarl Ginsberg, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2013
Christian Stadlinger, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since 2013
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended November 30, 2019)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	02/14/02	8.00	5.53	4.57	9.49
	Including sales charges		1.75	-0.59	3.35	8.84
Advisor Class		12/11/06	8.20	5.82	4.85	9.66
Class C	Excluding sales charges	02/14/02	7.63	4.72	3.77	8.67
	Including sales charges		6.63	3.76	3.77	8.67
Institutional Class*		09/27/10	8.21	5.77	4.82	9.75
Institutional 2 Class		12/11/06	8.29	5.92	4.93	9.90
Institutional 3 Class*		06/13/13	8.31	5.97	4.97	9.78
Class R		12/11/06	7.96	5.34	4.31	9.20
Russell 2500 Value Index			10.80	6.68	6.85	11.65
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value oriented relative to the overall market as defined by Russell’s leading style methodology.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Small/Mid Cap Value Fund | Semiannual Report 2019	3

Fund at a Glance   (continued)
(Unaudited)
Top 10 holdings (%) (at November 30, 2019)
SYNNEX Corp.	1.9
First Industrial Realty Trust, Inc.	1.9
Sun Communities, Inc.	1.9
Popular, Inc.	1.8
Alexandria Real Estate Equities, Inc.	1.8
Nexstar Media Group, Inc., Class A	1.7
Horizon Therapeutics PLC	1.7
Zions Bancorp	1.7
ON Semiconductor Corp.	1.6
LHC Group, Inc.	1.6
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at November 30, 2019)
Common Stocks	95.8
Money Market Funds	4.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at November 30, 2019)
Communication Services	4.0
Consumer Discretionary	7.9
Consumer Staples	4.4
Energy	5.2
Financials	20.7
Health Care	6.0
Industrials	14.7
Information Technology	13.9
Materials	4.9
Real Estate	13.3
Utilities	5.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Small/Mid Cap Value Fund | Semiannual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2019 — November 30, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,080.00	1,018.70	6.41	6.22	1.24
Advisor Class	1,000.00	1,000.00	1,082.00	1,019.94	5.12	4.97	0.99
Class C	1,000.00	1,000.00	1,076.30	1,014.92	10.32	10.02	2.00
Institutional Class	1,000.00	1,000.00	1,082.10	1,019.94	5.13	4.97	0.99
Institutional 2 Class	1,000.00	1,000.00	1,082.90	1,020.39	4.66	4.52	0.90
Institutional 3 Class	1,000.00	1,000.00	1,083.10	1,020.59	4.45	4.32	0.86
Class R	1,000.00	1,000.00	1,079.60	1,017.45	7.70	7.47	1.49
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Small/Mid Cap Value Fund | Semiannual Report 2019	5

Portfolio of Investments
November 30, 2019 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 95.8%
Issuer	Shares	Value ($)
Communication Services 3.8%
Diversified Telecommunication Services 0.7%
Vonage Holdings Corp.(a)	595,000	4,706,450
Entertainment 1.5%
Take-Two Interactive Software, Inc.(a)	78,000	9,465,300
Media 1.6%
Nexstar Media Group, Inc., Class A	100,000	10,771,000
Total Communication Services		24,942,750
Consumer Discretionary 7.6%
Diversified Consumer Services 0.4%
Grand Canyon Education, Inc.(a)	33,000	2,811,270
Hotels, Restaurants & Leisure 0.8%
Dine Brands Global, Inc.	59,000	4,889,920
Household Durables 2.2%
D.R. Horton, Inc.	165,000	9,132,750
KB Home	155,000	5,359,900
Total		14,492,650
Specialty Retail 3.4%
Aaron’s, Inc.	96,921	5,660,186
American Eagle Outfitters, Inc.	280,000	4,191,600
Children’s Place, Inc. (The)	79,000	5,708,540
Foot Locker, Inc.	160,000	6,408,000
Total		21,968,326
Textiles, Apparel & Luxury Goods 0.8%
Levi Strauss & Co., Class A	325,000	5,453,500
Total Consumer Discretionary		49,615,666
Consumer Staples 4.2%
Food & Staples Retailing 1.1%
BJ’s Wholesale Club Holdings, Inc.(a)	297,000	7,038,900
Food Products 2.2%
Post Holdings, Inc.(a)	66,000	6,969,600
TreeHouse Foods, Inc.(a)	153,000	7,480,170
Total		14,449,770
Common Stocks (continued)
Issuer	Shares	Value ($)
Personal Products 0.9%
BellRing Brands, Inc., Class A(a)	300,000	6,009,000
Total Consumer Staples		27,497,670
Energy 5.0%
Energy Equipment & Services 2.0%
Helmerich & Payne, Inc.	105,000	4,150,650
Patterson-UTI Energy, Inc.	450,000	4,023,000
TechnipFMC PLC	255,000	4,804,200
Total		12,977,850
Oil, Gas & Consumable Fuels 3.0%
Arch Coal, Inc.	95,000	7,040,450
Delek U.S. Holdings, Inc.	187,000	6,415,970
WPX Energy, Inc.(a)	655,000	6,445,200
Total		19,901,620
Total Energy		32,879,470
Financials 19.9%
Banks 11.2%
East West Bancorp, Inc.	186,000	8,522,520
Hancock Whitney Corp.	200,000	8,122,000
Huntington Bancshares, Inc.	610,000	9,082,900
Popular, Inc.	210,000	11,615,100
Prosperity Bancshares, Inc.	120,000	8,430,000
TCF Financial Corp.	185,456	7,880,026
Western Alliance Bancorp	170,000	8,867,200
Zions Bancorp	210,000	10,453,800
Total		72,973,546
Capital Markets 1.1%
Houlihan Lokey, Inc.	150,000	7,150,500
Consumer Finance 0.5%
SLM Corp.	370,000	3,156,100
Diversified Financial Services 1.4%
Voya Financial, Inc.	159,000	9,266,520
Insurance 0.8%
MBIA, Inc.(a)	570,485	5,322,625
Mortgage Real Estate Investment Trusts (REITS) 1.5%
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Small/Mid Cap Value Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
New Residential Investment Corp.	350,000	5,425,000
Starwood Property Trust, Inc.	180,000	4,410,000
Total		9,835,000
Thrifts & Mortgage Finance 3.4%
Axos Financial, Inc.(a)	220,000	6,479,000
Flagstar Bancorp, Inc.	240,000	8,942,400
MGIC Investment Corp.	480,000	6,916,800
Total		22,338,200
Total Financials		130,042,491
Health Care 5.7%
Biotechnology 0.6%
Immunomedics, Inc.(a)	225,000	4,225,500
Health Care Equipment & Supplies 1.5%
Merit Medical Systems, Inc.(a)	93,000	2,604,000
Teleflex, Inc.	19,500	6,890,130
Total		9,494,130
Health Care Providers & Services 1.5%
LHC Group, Inc.(a)	75,700	10,098,380
Life Sciences Tools & Services 0.5%
Syneos Health, Inc.(a)	55,000	3,020,050
Pharmaceuticals 1.6%
Horizon Therapeutics PLC(a)	320,000	10,489,600
Total Health Care		37,327,660
Industrials 14.1%
Aerospace & Defense 1.3%
Curtiss-Wright Corp.	60,000	8,238,600
Airlines 1.3%
Skywest, Inc.	135,000	8,456,400
Building Products 1.3%
Armstrong World Industries, Inc.	90,000	8,641,800
Construction & Engineering 2.0%
Granite Construction, Inc.	147,119	3,789,786
MasTec, Inc.(a)	142,000	9,420,280
Total		13,210,066
Common Stocks (continued)
Issuer	Shares	Value ($)
Electrical Equipment 2.1%
GrafTech International Ltd.	580,000	8,172,200
Sunrun, Inc.(a)	405,000	5,621,400
Total		13,793,600
Machinery 3.5%
Gardner Denver Holdings, Inc.(a)	215,000	7,282,050
Navistar International Corp.(a)	178,000	5,811,700
Oshkosh Corp.	108,000	9,769,680
Total		22,863,430
Professional Services 0.8%
Korn/Ferry International	130,000	5,106,400
Road & Rail 0.8%
Hertz Global Holdings, Inc.(a)	355,000	5,502,500
Trading Companies & Distributors 1.0%
Triton International Ltd.	165,000	6,250,200
Total Industrials		92,062,996
Information Technology 13.3%
Communications Equipment 3.6%
Ciena Corp.(a)	205,000	7,781,800
Lumentum Holdings, Inc.(a)	125,000	9,207,500
Viavi Solutions, Inc.(a)	460,000	6,909,200
Total		23,898,500
Electronic Equipment, Instruments & Components 1.8%
SYNNEX Corp.	96,000	11,789,760
IT Services 2.2%
Booz Allen Hamilton Holdings Corp.	108,000	7,858,080
Leidos Holdings, Inc.	73,000	6,631,320
Total		14,489,400
Semiconductors & Semiconductor Equipment 4.7%
Cypress Semiconductor Corp.	320,000	7,504,000
Kulicke & Soffa Industries, Inc.	193,000	4,842,370
Marvell Technology Group Ltd.	305,000	8,042,850
ON Semiconductor Corp.(a)	480,000	10,305,600
Total		30,694,820
Software 1.0%
Avaya Holdings Corp.(a)	495,000	6,321,150
Total Information Technology		87,193,630

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Semiannual Report 2019	7

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 4.7%
Chemicals 2.6%
CF Industries Holdings, Inc.	116,000	5,360,360
Huntsman Corp.	300,000	6,786,000
Orion Engineered Carbons SA	257,000	4,672,260
Total		16,818,620
Metals & Mining 2.1%
Cleveland-Cliffs, Inc.	855,000	6,831,450
Steel Dynamics, Inc.	210,000	7,083,300
Total		13,914,750
Total Materials		30,733,370
Real Estate 12.8%
Equity Real Estate Investment Trusts (REITS) 12.8%
Alexandria Real Estate Equities, Inc.	69,000	11,213,880
American Assets Trust, Inc.	132,000	6,273,960
Duke Realty Corp.	210,000	7,387,800
First Industrial Realty Trust, Inc.	275,000	11,709,500
Highwoods Properties, Inc.	120,000	5,826,000
Hudson Pacific Properties, Inc.	193,100	6,912,980
Mack-Cali Realty Corp.	305,000	6,523,950
Mid-America Apartment Communities, Inc.	52,000	7,077,720
PS Business Parks, Inc.	51,000	9,006,090
Sun Communities, Inc.	71,000	11,694,410
Total		83,626,290
Total Real Estate		83,626,290
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 4.7%
Electric Utilities 1.8%
Alliant Energy Corp.	150,000	7,950,000
Pinnacle West Capital Corp.	45,000	3,932,550
Total		11,882,550
Gas Utilities 1.7%
New Jersey Resources Corp.	142,000	6,040,680
South Jersey Industries, Inc.	175,000	5,467,000
Total		11,507,680
Multi-Utilities 1.2%
CMS Energy Corp.	126,000	7,723,800
Total Utilities		31,114,030
Total Common Stocks (Cost $485,934,886)		627,036,023

Money Market Funds 4.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.745%(b),(c)	27,269,372	27,269,372
Total Money Market Funds (Cost $27,268,058)		27,269,372
Total Investments in Securities (Cost: $513,202,944)		654,305,395
Other Assets & Liabilities, Net		292,150
Net Assets		654,597,545

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at November 30, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended November 30, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.745%
	27,794,039	72,647,937	(73,172,604)	27,269,372	928	1,314	209,095	27,269,372
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Small/Mid Cap Value Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	24,942,750	—	—	24,942,750
Consumer Discretionary	49,615,666	—	—	49,615,666
Consumer Staples	27,497,670	—	—	27,497,670
Energy	32,879,470	—	—	32,879,470
Financials	130,042,491	—	—	130,042,491
Health Care	37,327,660	—	—	37,327,660
Industrials	92,062,996	—	—	92,062,996
Information Technology	87,193,630	—	—	87,193,630
Materials	30,733,370	—	—	30,733,370
Real Estate	83,626,290	—	—	83,626,290
Utilities	31,114,030	—	—	31,114,030
Total Common Stocks	627,036,023	—	—	627,036,023
Money Market Funds	27,269,372	—	—	27,269,372
Total Investments in Securities	654,305,395	—	—	654,305,395
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Semiannual Report 2019	9

Statement of Assets and Liabilities
November 30, 2019 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $485,934,886)	$627,036,023
Affiliated issuers (cost $27,268,058)	27,269,372
Receivable for:
Investments sold	420,668
Capital shares sold	295,004
Dividends	623,008
Prepaid expenses	3,479
Total assets	655,647,554
Liabilities
Payable for:
Investments purchased	320,827
Capital shares purchased	386,599
Management services fees	29,199
Distribution and/or service fees	6,598
Transfer agent fees	70,063
Compensation of board members	125,135
Compensation of chief compliance officer	73
Printing and postage fees	57,765
Other expenses	53,750
Total liabilities	1,050,009
Net assets applicable to outstanding capital stock	$654,597,545
Represented by
Paid in capital	484,232,139
Total distributable earnings (loss)	170,365,406
Total - representing net assets applicable to outstanding capital stock	$654,597,545
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Small/Mid Cap Value Fund | Semiannual Report 2019

Statement of Assets and Liabilities  (continued)
November 30, 2019 (Unaudited)
Class A
Net assets	$445,489,031
Shares outstanding	47,796,981
Net asset value per share	$9.32
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.89
Advisor Class
Net assets	$27,835,654
Shares outstanding	2,971,788
Net asset value per share	$9.37
Class C
Net assets	$6,246,457
Shares outstanding	763,277
Net asset value per share	$8.18
Institutional Class
Net assets	$67,266,658
Shares outstanding	6,990,990
Net asset value per share	$9.62
Institutional 2 Class
Net assets	$18,097,095
Shares outstanding	1,897,496
Net asset value per share	$9.54
Institutional 3 Class
Net assets	$85,960,817
Shares outstanding	9,168,523
Net asset value per share	$9.38
Class R
Net assets	$3,701,833
Shares outstanding	407,399
Net asset value per share	$9.09
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Semiannual Report 2019	11

Statement of Operations
Six Months Ended November 30, 2019 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$6,105,542
Dividends — affiliated issuers	209,095
Interfund lending	796
Foreign taxes withheld	(21,420)
Total income	6,294,013
Expenses:
Management services fees	2,636,514
Distribution and/or service fees
Class A	558,533
Class C	33,548
Class R	9,784
Transfer agent fees
Class A	301,691
Advisor Class	19,249
Class C	4,529
Institutional Class	46,173
Institutional 2 Class	5,344
Institutional 3 Class	3,849
Class R	2,642
Compensation of board members	12,782
Custodian fees	8,400
Printing and postage fees	47,886
Registration fees	58,590
Audit fees	12,849
Legal fees	6,410
Compensation of chief compliance officer	73
Other	9,782
Total expenses	3,778,628
Fees waived by transfer agent
Institutional 2 Class	(1,492)
Institutional 3 Class	(3,849)
Expense reduction	(60)
Total net expenses	3,773,227
Net investment income	2,520,786
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	16,558,523
Investments — affiliated issuers	928
Net realized gain	16,559,451
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	31,655,243
Investments — affiliated issuers	1,314
Net change in unrealized appreciation (depreciation)	31,656,557
Net realized and unrealized gain	48,216,008
Net increase in net assets resulting from operations	$50,736,794
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Small/Mid Cap Value Fund | Semiannual Report 2019

Statement of Changes in Net Assets
	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019
Operations
Net investment income	$2,520,786	$3,832,737
Net realized gain	16,559,451	14,276,047
Net change in unrealized appreciation (depreciation)	31,656,557	(94,148,907)
Net increase (decrease) in net assets resulting from operations	50,736,794	(76,040,123)
Distributions to shareholders
Net investment income and net realized gains
Class A	—	(36,591,589)
Advisor Class	—	(3,024,772)
Class C	—	(794,226)
Institutional Class	—	(6,080,665)
Institutional 2 Class	—	(1,501,686)
Institutional 3 Class	—	(5,148,797)
Class R	—	(382,546)
Class T	—	(174)
Total distributions to shareholders	—	(53,524,455)
Decrease in net assets from capital stock activity	(36,833,887)	(44,892,175)
Total increase (decrease) in net assets	13,902,907	(174,456,753)
Net assets at beginning of period	640,694,638	815,151,391
Net assets at end of period	$654,597,545	$640,694,638
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Semiannual Report 2019	13

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2019 (Unaudited)		May 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	609,347	5,505,187	2,720,376	26,699,846
Distributions reinvested	—	—	4,366,070	36,413,021
Redemptions	(4,055,082)	(36,689,341)	(9,465,374)	(88,457,637)
Net decrease	(3,445,735)	(31,184,154)	(2,378,928)	(25,344,770)
Advisor Class
Subscriptions	335,345	3,043,961	730,654	6,942,604
Distributions reinvested	—	—	361,815	3,024,772
Redemptions	(631,320)	(5,753,675)	(2,209,882)	(20,657,443)
Net decrease	(295,975)	(2,709,714)	(1,117,413)	(10,690,067)
Class C
Subscriptions	23,633	189,438	77,960	636,798
Distributions reinvested	—	—	105,880	781,397
Redemptions	(244,576)	(1,949,615)	(1,872,311)	(16,900,216)
Net decrease	(220,943)	(1,760,177)	(1,688,471)	(15,482,021)
Institutional Class
Subscriptions	566,311	5,282,056	1,243,986	12,134,656
Distributions reinvested	—	—	704,989	6,055,852
Redemptions	(1,262,373)	(11,765,280)	(3,253,175)	(31,205,172)
Net decrease	(696,062)	(6,483,224)	(1,304,200)	(13,014,664)
Institutional 2 Class
Subscriptions	111,379	1,034,692	392,795	3,847,332
Distributions reinvested	—	—	119,849	1,019,920
Redemptions	(137,408)	(1,272,176)	(1,133,555)	(11,251,539)
Net decrease	(26,029)	(237,484)	(620,911)	(6,384,287)
Institutional 3 Class
Subscriptions	1,711,457	15,551,627	3,951,552	37,398,983
Distributions reinvested	—	—	615,708	5,147,324
Redemptions	(1,020,774)	(9,276,753)	(1,683,466)	(15,656,056)
Net increase	690,683	6,274,874	2,883,794	26,890,251
Class R
Subscriptions	28,238	248,919	126,192	1,197,205
Distributions reinvested	—	—	43,384	353,578
Redemptions	(113,516)	(982,927)	(266,131)	(2,415,403)
Net decrease	(85,278)	(734,008)	(96,555)	(864,620)
Class T
Redemptions	—	—	(243)	(1,997)
Net decrease	—	—	(243)	(1,997)
Total net decrease	(4,079,339)	(36,833,887)	(4,322,927)	(44,892,175)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Small/Mid Cap Value Fund | Semiannual Report 2019

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Columbia Small/Mid Cap Value Fund | Semiannual Report 2019	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 11/30/2019 (Unaudited)	$8.63	0.03	0.66	0.69	—	—	—
Year Ended 5/31/2019	$10.39	0.04	(1.08)	(1.04)	(0.03)	(0.69)	(0.72)
Year Ended 5/31/2018	$9.95	0.01	1.37	1.38	(0.00)(e)	(0.94)	(0.94)
Year Ended 5/31/2017	$8.57	0.01	1.39	1.40	(0.02)	—	(0.02)
Year Ended 5/31/2016	$10.03	0.02	(0.95)	(0.93)	—	(0.53)	(0.53)
Year Ended 5/31/2015	$10.81	(0.01)	0.84	0.83	—	(1.61)	(1.61)
Advisor Class
Six Months Ended 11/30/2019 (Unaudited)	$8.66	0.04	0.67	0.71	—	—	—
Year Ended 5/31/2019	$10.43	0.07	(1.10)	(1.03)	(0.05)	(0.69)	(0.74)
Year Ended 5/31/2018	$9.98	0.04	1.37	1.41	(0.02)	(0.94)	(0.96)
Year Ended 5/31/2017	$8.58	0.03	1.41	1.44	(0.04)	—	(0.04)
Year Ended 5/31/2016	$10.03	0.04	(0.96)	(0.92)	—	(0.53)	(0.53)
Year Ended 5/31/2015	$10.79	0.02	0.84	0.86	(0.01)	(1.61)	(1.62)
Class C
Six Months Ended 11/30/2019 (Unaudited)	$7.60	(0.00)	0.58	0.58	—	—	—
Year Ended 5/31/2019	$9.29	(0.03)	(0.97)	(1.00)	—	(0.69)	(0.69)
Year Ended 5/31/2018	$9.05	(0.06)	1.24	1.18	—	(0.94)	(0.94)
Year Ended 5/31/2017	$7.83	(0.06)	1.28	1.22	—	—	—
Year Ended 5/31/2016	$9.29	(0.04)	(0.89)	(0.93)	—	(0.53)	(0.53)
Year Ended 5/31/2015	$10.20	(0.08)	0.78	0.70	—	(1.61)	(1.61)
Institutional Class
Six Months Ended 11/30/2019 (Unaudited)	$8.89	0.04	0.69	0.73	—	—	—
Year Ended 5/31/2019	$10.69	0.07	(1.13)	(1.06)	(0.05)	(0.69)	(0.74)
Year Ended 5/31/2018	$10.21	0.04	1.40	1.44	(0.02)	(0.94)	(0.96)
Year Ended 5/31/2017	$8.78	0.03	1.44	1.47	(0.04)	—	(0.04)
Year Ended 5/31/2016	$10.24	0.04	(0.97)	(0.93)	—	(0.53)	(0.53)
Year Ended 5/31/2015	$10.99	0.02	0.85	0.87	(0.01)	(1.61)	(1.62)
Institutional 2 Class
Six Months Ended 11/30/2019 (Unaudited)	$8.81	0.05	0.68	0.73	—	—	—
Year Ended 5/31/2019	$10.60	0.08	(1.12)	(1.04)	(0.06)	(0.69)	(0.75)
Year Ended 5/31/2018	$10.12	0.05	1.39	1.44	(0.02)	(0.94)	(0.96)
Year Ended 5/31/2017	$8.71	0.04	1.42	1.46	(0.05)	—	(0.05)
Year Ended 5/31/2016	$10.15	0.05	(0.96)	(0.91)	—	(0.53)	(0.53)
Year Ended 5/31/2015	$10.90	0.03	0.85	0.88	(0.02)	(1.61)	(1.63)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Small/Mid Cap Value Fund | Semiannual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2019 (Unaudited)	$9.32	8.00%	1.24%(c)	1.24%(c),(d)	0.69%(c)	14%	$445,489
Year Ended 5/31/2019	$8.63	(9.81%)	1.24%	1.24%(d)	0.45%	28%	$442,029
Year Ended 5/31/2018	$10.39	14.24%	1.23%	1.23%(d)	0.14%	46%	$557,134
Year Ended 5/31/2017	$9.95	16.38%	1.25%	1.25%(d)	0.08%	57%	$569,969
Year Ended 5/31/2016	$8.57	(9.09%)	1.25%	1.25%(d)	0.22%	69%	$686,606
Year Ended 5/31/2015	$10.03	8.58%	1.25%	1.25%(d)	(0.05%)	50%	$886,673
Advisor Class
Six Months Ended 11/30/2019 (Unaudited)	$9.37	8.20%	0.99%(c)	0.99%(c),(d)	0.94%(c)	14%	$27,836
Year Ended 5/31/2019	$8.66	(9.61%)	0.99%	0.99%(d)	0.71%	28%	$28,293
Year Ended 5/31/2018	$10.43	14.47%	0.99%	0.98%(d)	0.41%	46%	$45,740
Year Ended 5/31/2017	$9.98	16.84%	1.00%	1.00%(d)	0.33%	57%	$15,800
Year Ended 5/31/2016	$8.58	(8.98%)	1.00%	1.00%(d)	0.49%	69%	$13,780
Year Ended 5/31/2015	$10.03	8.90%	1.00%	1.00%(d)	0.22%	50%	$14,552
Class C
Six Months Ended 11/30/2019 (Unaudited)	$8.18	7.63%	2.00%(c)	2.00%(c),(d)	(0.05%)(c)	14%	$6,246
Year Ended 5/31/2019	$7.60	(10.56%)	1.98%	1.98%(d)	(0.34%)	28%	$7,483
Year Ended 5/31/2018	$9.29	13.36%	1.98%	1.98%(d)	(0.62%)	46%	$24,831
Year Ended 5/31/2017	$9.05	15.58%	2.00%	2.00%(d)	(0.67%)	57%	$28,116
Year Ended 5/31/2016	$7.83	(9.83%)	2.00%	2.00%(d)	(0.52%)	69%	$30,361
Year Ended 5/31/2015	$9.29	7.77%	2.00%	2.00%(d)	(0.80%)	50%	$35,212
Institutional Class
Six Months Ended 11/30/2019 (Unaudited)	$9.62	8.21%	0.99%(c)	0.99%(c),(d)	0.94%(c)	14%	$67,267
Year Ended 5/31/2019	$8.89	(9.66%)	0.99%	0.99%(d)	0.70%	28%	$68,369
Year Ended 5/31/2018	$10.69	14.44%	0.98%	0.98%(d)	0.38%	46%	$96,124
Year Ended 5/31/2017	$10.21	16.79%	1.02%	1.01%(d)	0.31%	57%	$128,661
Year Ended 5/31/2016	$8.78	(8.89%)	1.00%	1.00%(d)	0.48%	69%	$21,929
Year Ended 5/31/2015	$10.24	8.82%	1.00%	1.00%(d)	0.20%	50%	$28,575
Institutional 2 Class
Six Months Ended 11/30/2019 (Unaudited)	$9.54	8.29%	0.92%(c)	0.90%(c)	1.03%(c)	14%	$18,097
Year Ended 5/31/2019	$8.81	(9.57%)	0.92%	0.90%	0.78%	28%	$16,950
Year Ended 5/31/2018	$10.60	14.63%	0.91%	0.90%	0.46%	46%	$26,971
Year Ended 5/31/2017	$10.12	16.81%	0.90%	0.90%	0.43%	57%	$37,489
Year Ended 5/31/2016	$8.71	(8.77%)	0.89%	0.89%	0.58%	69%	$35,946
Year Ended 5/31/2015	$10.15	8.99%	0.86%	0.86%	0.33%	50%	$53,124
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Semiannual Report 2019	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2019 (Unaudited)	$8.66	0.05	0.67	0.72	—	—	—
Year Ended 5/31/2019	$10.43	0.08	(1.10)	(1.02)	(0.06)	(0.69)	(0.75)
Year Ended 5/31/2018	$9.98	0.05	1.37	1.42	(0.03)	(0.94)	(0.97)
Year Ended 5/31/2017	$8.58	0.05	1.41	1.46	(0.06)	—	(0.06)
Year Ended 5/31/2016	$10.01	0.06	(0.96)	(0.90)	—	(0.53)	(0.53)
Year Ended 5/31/2015	$10.77	0.04	0.83	0.87	(0.02)	(1.61)	(1.63)
Class R
Six Months Ended 11/30/2019 (Unaudited)	$8.42	0.02	0.65	0.67	—	—	—
Year Ended 5/31/2019	$10.16	0.02	(1.07)	(1.05)	(0.00)(e)	(0.69)	(0.69)
Year Ended 5/31/2018	$9.77	(0.01)	1.34	1.33	—	(0.94)	(0.94)
Year Ended 5/31/2017	$8.41	(0.02)	1.38	1.36	(0.00)(e)	—	(0.00)(e)
Year Ended 5/31/2016	$9.89	(0.00)(e)	(0.95)	(0.95)	—	(0.53)	(0.53)
Year Ended 5/31/2015	$10.70	(0.03)	0.83	0.80	—	(1.61)	(1.61)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Small/Mid Cap Value Fund | Semiannual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2019 (Unaudited)	$9.38	8.31%	0.87%(c)	0.86%(c)	1.07%(c)	14%	$85,961
Year Ended 5/31/2019	$8.66	(9.48%)	0.87%	0.86%	0.85%	28%	$73,423
Year Ended 5/31/2018	$10.43	14.55%	0.87%	0.86%	0.51%	46%	$58,363
Year Ended 5/31/2017	$9.98	16.99%	0.85%	0.85%	0.48%	57%	$1,471
Year Ended 5/31/2016	$8.58	(8.80%)	0.85%	0.85%	0.72%	69%	$760
Year Ended 5/31/2015	$10.01	9.04%	0.81%	0.81%	0.35%	50%	$59
Class R
Six Months Ended 11/30/2019 (Unaudited)	$9.09	7.96%	1.49%(c)	1.49%(c),(d)	0.45%(c)	14%	$3,702
Year Ended 5/31/2019	$8.42	(10.11%)	1.49%	1.49%(d)	0.19%	28%	$4,149
Year Ended 5/31/2018	$10.16	13.95%	1.48%	1.48%(d)	(0.12%)	46%	$5,986
Year Ended 5/31/2017	$9.77	16.20%	1.50%	1.50%(d)	(0.17%)	57%	$6,343
Year Ended 5/31/2016	$8.41	(9.43%)	1.50%	1.50%(d)	(0.03%)	69%	$7,409
Year Ended 5/31/2015	$9.89	8.37%	1.50%	1.50%(d)	(0.30%)	50%	$9,670
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Semiannual Report 2019	19

Notes to Financial Statements
November 30, 2019 (Unaudited)
Note 1. Organization
Columbia Small/Mid Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
20	Columbia Small/Mid Cap Value Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Small/Mid Cap Value Fund | Semiannual Report 2019	21

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2019 was 0.81% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
22	Columbia Small/Mid Cap Value Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the six months ended November 30, 2019, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $6,862,834 and $0, respectively.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective October 1, 2019 through September 30, 2020, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class. Prior to October 1, 2019, Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.04% and Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the six months ended November 30, 2019, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.04
Institutional 3 Class	0.00
Class R	0.14
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2019, these minimum account balance fees reduced total expenses of the Fund by $60.
Columbia Small/Mid Cap Value Fund | Semiannual Report 2019	23

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $282,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2019, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	62,380
Class C	—	1.00(b)	32

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2019 through September 30, 2020	Prior to October 1, 2019
Class A	1.33%	1.33%
Advisor Class	1.08	1.08
Class C	2.08	2.08
Institutional Class	1.08	1.08
Institutional 2 Class	1.00	0.99
Institutional 3 Class	0.95	0.95
Class R	1.58	1.58
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the
24	Columbia Small/Mid Cap Value Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Fund. Reflected in the contractual cap commitment, effective October 1, 2019, through September 30, 2020, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Reflected in the contractual cap commitment, prior to October 1, 2019, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.04% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2019, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
513,203,000	168,933,000	(27,831,000)	141,102,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Fund will elect to treat the following late-year ordinary losses and post-October capital losses at May 31, 2019 as arising on June 1, 2019.
Late year ordinary losses ($)	Post-October capital losses ($)
—	4,583,452
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $86,065,302 and $118,687,656, respectively, for the six months ended November 30, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Columbia Small/Mid Cap Value Fund | Semiannual Report 2019	25

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended November 30, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	3,000,000	2.70	4
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at November 30, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended November 30, 2019.
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At November 30, 2019, one unaffiliated shareholder of record owned 14.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 67.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a
26	Columbia Small/Mid Cap Value Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Small/Mid Cap Value Fund | Semiannual Report 2019	27

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Small/Mid Cap Value Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2018 and January, March, April and June 2019, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 17-19, 2019 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2019 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2018 in the performance of administrative services, and noted the various enhancements anticipated for 2019. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its relatively strong cash position and solid balance sheet.
28	Columbia Small/Mid Cap Value Fund | Semiannual Report 2019

Approval of Management Agreement  (continued)

The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting somewhat improved performance in 2019, but that the Fund remains under close scrutiny and further review by management.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of Columbia Threadneedle’s profitability, particularly in comparison to industry competitors, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2018 the Board had concluded that 2017 profitability was reasonable and that the 2019 information shows that the profitability generated by Columbia Threadneedle in 2018 only slightly increased from 2017 levels. The Board also noted JDL’s report and its conclusion that 2018 Columbia Threadneedle profitability relative to industry competitors was reasonable. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Columbia Small/Mid Cap Value Fund | Semiannual Report 2019	29

Approval of Management Agreement  (continued)

Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 19, 2019, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
30	Columbia Small/Mid Cap Value Fund | Semiannual Report 2019

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Small/Mid Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR198_05_K01_(01/20)

SemiAnnual Report
November 30, 2019
Columbia Select Large Cap Value Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Select Large Cap Value Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Select Large Cap Value Fund  |  Semiannual Report 2019

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Richard Rosen
Lead Portfolio Manager
Managed Fund since 1997
Richard Taft
Portfolio Manager
Managed Fund since 2016
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended November 30, 2019)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/25/97	15.29	10.16	7.94	12.09
	Including sales charges		8.66	3.81	6.67	11.43
Advisor Class*		11/08/12	15.42	10.40	8.20	12.29
Class C	Excluding sales charges	05/27/99	14.86	9.32	7.13	11.26
	Including sales charges		13.86	8.32	7.13	11.26
Institutional Class*		09/27/10	15.46	10.43	8.21	12.36
Institutional 2 Class		11/30/01	15.45	10.45	8.28	12.49
Institutional 3 Class*		10/01/14	15.49	10.53	8.36	12.32
Class R		04/30/03	15.11	9.85	7.66	11.81
Russell 1000 Value Index			13.56	11.33	7.83	11.69
S&P 500 Index			15.26	16.11	10.98	13.44
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Select Large Cap Value Fund | Semiannual Report 2019	3

Fund at a Glance   (continued)
(Unaudited)
Top 10 holdings (%) (at November 30, 2019)
Verizon Communications, Inc.	4.8
Cigna Corp.	4.3
FMC Corp.	4.3
Humana, Inc.	4.0
Bristol-Myers Squibb Co.	3.8
Corning, Inc.	3.7
Lowe’s Companies, Inc.	3.6
JPMorgan Chase & Co.	3.5
Bank of America Corp.	3.5
Citigroup, Inc.	3.3
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at November 30, 2019)
Common Stocks	99.7
Money Market Funds	0.3
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at November 30, 2019)
Communication Services	4.8
Consumer Discretionary	5.3
Consumer Staples	6.4
Energy	13.3
Financials	22.4
Health Care	14.3
Industrials	8.8
Information Technology	10.4
Materials	9.3
Utilities	5.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Select Large Cap Value Fund | Semiannual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2019 — November 30, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,152.90	1,020.89	4.28	4.02	0.80
Advisor Class	1,000.00	1,000.00	1,154.20	1,022.13	2.95	2.77	0.55
Class C	1,000.00	1,000.00	1,148.60	1,017.16	8.28	7.77	1.55
Institutional Class	1,000.00	1,000.00	1,154.60	1,022.13	2.95	2.77	0.55
Institutional 2 Class	1,000.00	1,000.00	1,154.50	1,022.38	2.68	2.51	0.50
Institutional 3 Class	1,000.00	1,000.00	1,154.90	1,022.63	2.41	2.26	0.45
Class R	1,000.00	1,000.00	1,151.10	1,019.64	5.62	5.27	1.05
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Select Large Cap Value Fund | Semiannual Report 2019	5

Portfolio of Investments
November 30, 2019 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.6%
Issuer	Shares	Value ($)
Communication Services 4.8%
Diversified Telecommunication Services 4.8%
Verizon Communications, Inc.	905,000	54,517,200
Total Communication Services		54,517,200
Consumer Discretionary 5.3%
Internet & Direct Marketing Retail 1.7%
Qurate Retail, Inc.(a)	2,050,000	19,393,000
Specialty Retail 3.6%
Lowe’s Companies, Inc.	350,000	41,058,500
Total Consumer Discretionary		60,451,500
Consumer Staples 6.4%
Food Products 3.1%
Tyson Foods, Inc., Class A	400,000	35,956,000
Tobacco 3.3%
Philip Morris International, Inc.	450,000	37,318,500
Total Consumer Staples		73,274,500
Energy 13.2%
Energy Equipment & Services 4.2%
Halliburton Co.	1,150,000	24,138,500
TechnipFMC PLC	1,250,000	23,550,000
Total		47,688,500
Oil, Gas & Consumable Fuels 9.0%
Chevron Corp.	195,000	22,840,350
Marathon Petroleum Corp.	500,000	30,320,000
Valero Energy Corp.	240,000	22,917,600
Williams Companies, Inc. (The)	1,200,000	27,264,000
Total		103,341,950
Total Energy		151,030,450
Financials 22.3%
Banks 12.9%
Bank of America Corp.	1,180,000	39,317,600
Citigroup, Inc.	500,000	37,560,000
JPMorgan Chase & Co.	300,000	39,528,000
Wells Fargo & Co.	580,000	31,586,800
Total		147,992,400
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 2.2%
Morgan Stanley	500,000	24,740,000
Insurance 7.2%
American International Group, Inc.	630,000	33,175,800
MetLife, Inc.	635,000	31,692,850
Unum Group	550,000	16,907,000
Total		81,775,650
Total Financials		254,508,050
Health Care 14.3%
Health Care Equipment & Supplies 2.2%
Baxter International, Inc.	310,000	25,410,700
Health Care Providers & Services 8.3%
Cigna Corp.	245,000	48,980,400
Humana, Inc.	135,000	46,066,050
Total		95,046,450
Pharmaceuticals 3.8%
Bristol-Myers Squibb Co.	750,000	42,705,000
Total Health Care		163,162,150
Industrials 8.8%
Aerospace & Defense 3.1%
United Technologies Corp.	240,000	35,601,600
Industrial Conglomerates 2.3%
Honeywell International, Inc.	147,500	26,336,125
Road & Rail 3.4%
CSX Corp.	305,000	21,819,700
Union Pacific Corp.	93,500	16,455,065
Total		38,274,765
Total Industrials		100,212,490
Information Technology 10.4%
Electronic Equipment, Instruments & Components 3.7%
Corning, Inc.	1,440,000	41,817,600
Semiconductors & Semiconductor Equipment 4.3%
Applied Materials, Inc.	416,300	24,103,770
QUALCOMM, Inc.	302,300	25,257,165
Total		49,360,935
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Select Large Cap Value Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 2.4%
Teradata Corp.(a)	1,020,000	27,091,200
Total Information Technology		118,269,735
Materials 9.2%
Chemicals 4.3%
FMC Corp.	500,000	48,980,000
Metals & Mining 4.9%
Barrick Gold Corp.	1,575,000	26,460,000
Freeport-McMoRan, Inc.	2,650,000	30,157,000
Total		56,617,000
Total Materials		105,597,000
Utilities 4.9%
Electric Utilities 2.0%
NextEra Energy, Inc.	100,000	23,382,000
Common Stocks (continued)
Issuer	Shares	Value ($)
Independent Power and Renewable Electricity Producers 2.9%
AES Corp. (The)	1,750,000	33,092,500
Total Utilities		56,474,500
Total Common Stocks (Cost $737,349,423)		1,137,497,575

Money Market Funds 0.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.745%(b),(c)	3,464,858	3,464,858
Total Money Market Funds (Cost $3,464,511)		3,464,858
Total Investments in Securities (Cost: $740,813,934)		1,140,962,433
Other Assets & Liabilities, Net		1,422,205
Net Assets		1,142,384,638

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at November 30, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended November 30, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.745%
	6,233,858	88,352,618	(91,121,618)	3,464,858	684	347	129,702	3,464,858
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Semiannual Report 2019	7

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	54,517,200	—	—	54,517,200
Consumer Discretionary	60,451,500	—	—	60,451,500
Consumer Staples	73,274,500	—	—	73,274,500
Energy	151,030,450	—	—	151,030,450
Financials	254,508,050	—	—	254,508,050
Health Care	163,162,150	—	—	163,162,150
Industrials	100,212,490	—	—	100,212,490
Information Technology	118,269,735	—	—	118,269,735
Materials	105,597,000	—	—	105,597,000
Utilities	56,474,500	—	—	56,474,500
Total Common Stocks	1,137,497,575	—	—	1,137,497,575
Money Market Funds	3,464,858	—	—	3,464,858
Total Investments in Securities	1,140,962,433	—	—	1,140,962,433
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Large Cap Value Fund | Semiannual Report 2019

Statement of Assets and Liabilities
November 30, 2019 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $737,349,423)	$1,137,497,575
Affiliated issuers (cost $3,464,511)	3,464,858
Receivable for:
Capital shares sold	799,465
Dividends	2,663,187
Foreign tax reclaims	7,875
Expense reimbursement due from Investment Manager	20,868
Prepaid expenses	4,558
Total assets	1,144,458,386
Liabilities
Payable for:
Capital shares purchased	1,759,776
Management services fees	45,822
Distribution and/or service fees	6,626
Transfer agent fees	128,593
Compensation of board members	59,889
Compensation of chief compliance officer	119
Other expenses	72,923
Total liabilities	2,073,748
Net assets applicable to outstanding capital stock	$1,142,384,638
Represented by
Paid in capital	672,277,698
Total distributable earnings (loss)	470,106,940
Total - representing net assets applicable to outstanding capital stock	$1,142,384,638
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Semiannual Report 2019	9

Statement of Assets and Liabilities  (continued)
November 30, 2019 (Unaudited)
Class A
Net assets	$247,483,734
Shares outstanding	9,222,022
Net asset value per share	$26.84
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$28.48
Advisor Class
Net assets	$156,035,689
Shares outstanding	5,512,741
Net asset value per share	$28.30
Class C
Net assets	$46,761,133
Shares outstanding	1,915,032
Net asset value per share	$24.42
Institutional Class
Net assets	$458,513,200
Shares outstanding	16,417,328
Net asset value per share	$27.93
Institutional 2 Class
Net assets	$39,455,297
Shares outstanding	1,411,921
Net asset value per share	$27.94
Institutional 3 Class
Net assets	$171,485,533
Shares outstanding	6,039,064
Net asset value per share	$28.40
Class R
Net assets	$22,650,052
Shares outstanding	859,164
Net asset value per share	$26.36
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Large Cap Value Fund | Semiannual Report 2019

Statement of Operations
Six Months Ended November 30, 2019 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$14,101,865
Dividends — affiliated issuers	129,702
Foreign taxes withheld	(28,312)
Total income	14,203,255
Expenses:
Management services fees	4,049,963
Distribution and/or service fees
Class A	298,326
Class C	239,953
Class R	58,460
Transfer agent fees
Class A	150,556
Advisor Class	93,176
Class C	30,228
Institutional Class	282,613
Institutional 2 Class	12,357
Institutional 3 Class	6,315
Class R	14,723
Compensation of board members	13,905
Custodian fees	4,427
Printing and postage fees	35,530
Registration fees	73,244
Audit fees	12,849
Legal fees	8,411
Interest on interfund lending	3,961
Compensation of chief compliance officer	119
Other	12,371
Total expenses	5,401,487
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,846,745)
Expense reduction	(560)
Total net expenses	3,554,182
Net investment income	10,649,073
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	26,000,447
Investments — affiliated issuers	684
Net realized gain	26,001,131
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	121,374,720
Investments — affiliated issuers	347
Net change in unrealized appreciation (depreciation)	121,375,067
Net realized and unrealized gain	147,376,198
Net increase in net assets resulting from operations	$158,025,271
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Semiannual Report 2019	11

Statement of Changes in Net Assets
	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019
Operations
Net investment income	$10,649,073	$20,180,707
Net realized gain	26,001,131	48,541,856
Net change in unrealized appreciation (depreciation)	121,375,067	(125,306,929)
Net increase (decrease) in net assets resulting from operations	158,025,271	(56,584,366)
Distributions to shareholders
Net investment income and net realized gains
Class A	—	(9,538,204)
Advisor Class	—	(6,670,875)
Class C	—	(1,965,175)
Institutional Class	—	(18,964,635)
Institutional 2 Class	—	(3,266,682)
Institutional 3 Class	—	(6,394,537)
Class R	—	(992,921)
Class T	—	(7,942)
Total distributions to shareholders	—	(47,800,971)
Increase (decrease) in net assets from capital stock activity	(74,306,811)	90,151,658
Total increase (decrease) in net assets	83,718,460	(14,233,679)
Net assets at beginning of period	1,058,666,178	1,072,899,857
Net assets at end of period	$1,142,384,638	$1,058,666,178
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Large Cap Value Fund | Semiannual Report 2019

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2019 (Unaudited)		May 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,035,553	26,105,894	3,347,431	83,951,614
Distributions reinvested	—	—	336,984	7,753,996
Redemptions	(1,198,744)	(30,324,108)	(3,088,490)	(77,726,473)
Net increase (decrease)	(163,191)	(4,218,214)	595,925	13,979,137
Advisor Class
Subscriptions	872,691	22,850,618	1,565,477	41,508,048
Distributions reinvested	—	—	267,747	6,482,160
Redemptions	(1,433,999)	(38,032,638)	(1,504,106)	(39,540,642)
Net increase (decrease)	(561,308)	(15,182,020)	329,118	8,449,566
Class C
Subscriptions	88,665	2,051,857	635,919	14,387,725
Distributions reinvested	—	—	69,716	1,470,319
Redemptions	(470,302)	(10,702,844)	(1,402,664)	(32,723,179)
Net decrease	(381,637)	(8,650,987)	(697,029)	(16,865,135)
Institutional Class
Subscriptions	1,950,964	51,046,571	7,519,655	195,027,450
Distributions reinvested	—	—	669,636	15,997,602
Redemptions	(3,227,151)	(84,015,539)	(5,435,498)	(138,356,998)
Net increase (decrease)	(1,276,187)	(32,968,968)	2,753,793	72,668,054
Institutional 2 Class
Subscriptions	240,186	6,344,540	1,709,362	45,789,701
Distributions reinvested	—	—	136,595	3,263,245
Redemptions	(468,127)	(12,782,321)	(2,251,538)	(57,377,591)
Net decrease	(227,941)	(6,437,781)	(405,581)	(8,324,645)
Institutional 3 Class
Subscriptions	519,543	14,196,486	1,103,630	28,275,568
Distributions reinvested	—	—	263,578	6,394,414
Redemptions	(579,417)	(15,706,601)	(637,647)	(17,043,256)
Net increase (decrease)	(59,874)	(1,510,115)	729,561	17,626,726
Class R
Subscriptions	67,702	1,670,844	429,339	10,421,750
Distributions reinvested	—	—	23,557	533,796
Redemptions	(288,476)	(7,009,570)	(332,339)	(8,159,979)
Net increase (decrease)	(220,774)	(5,338,726)	120,557	2,795,567
Class T
Distributions reinvested	—	—	342	7,813
Redemptions	—	—	(8,174)	(185,425)
Net decrease	—	—	(7,832)	(177,612)
Total net increase (decrease)	(2,890,912)	(74,306,811)	3,418,512	90,151,658
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Semiannual Report 2019	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 11/30/2019 (Unaudited)	$23.28	0.22	3.34	3.56	—	—	—
Year Ended 5/31/2019	$25.66	0.41	(1.73)	(1.32)	(0.36)	(0.70)	(1.06)
Year Ended 5/31/2018	$23.93	0.27	2.71	2.98	(0.24)	(1.01)	(1.25)
Year Ended 5/31/2017	$21.43	0.24	4.17	4.41	(0.26)	(1.65)	(1.91)
Year Ended 5/31/2016	$23.18	0.27	(1.10)	(0.83)	(0.30)	(0.62)	(0.92)
Year Ended 5/31/2015	$22.18	0.23	1.33	1.56	(0.19)	(0.37)	(0.56)
Advisor Class
Six Months Ended 11/30/2019 (Unaudited)	$24.52	0.27	3.51	3.78	—	—	—
Year Ended 5/31/2019	$26.98	0.50	(1.83)	(1.33)	(0.43)	(0.70)	(1.13)
Year Ended 5/31/2018	$25.10	0.36	2.83	3.19	(0.30)	(1.01)	(1.31)
Year Ended 5/31/2017	$22.38	0.32	4.36	4.68	(0.31)	(1.65)	(1.96)
Year Ended 5/31/2016	$24.17	0.34	(1.15)	(0.81)	(0.36)	(0.62)	(0.98)
Year Ended 5/31/2015	$23.10	0.35	1.33	1.68	(0.24)	(0.37)	(0.61)
Class C
Six Months Ended 11/30/2019 (Unaudited)	$21.26	0.12	3.04	3.16	—	—	—
Year Ended 5/31/2019	$23.49	0.20	(1.57)	(1.37)	(0.16)	(0.70)	(0.86)
Year Ended 5/31/2018	$22.00	0.07	2.48	2.55	(0.05)	(1.01)	(1.06)
Year Ended 5/31/2017	$19.83	0.06	3.86	3.92	(0.10)	(1.65)	(1.75)
Year Ended 5/31/2016	$21.51	0.10	(1.03)	(0.93)	(0.13)	(0.62)	(0.75)
Year Ended 5/31/2015	$20.61	0.06	1.23	1.29	(0.02)	(0.37)	(0.39)
Institutional Class
Six Months Ended 11/30/2019 (Unaudited)	$24.19	0.26	3.48	3.74	—	—	—
Year Ended 5/31/2019	$26.63	0.49	(1.80)	(1.31)	(0.43)	(0.70)	(1.13)
Year Ended 5/31/2018	$24.79	0.36	2.79	3.15	(0.30)	(1.01)	(1.31)
Year Ended 5/31/2017	$22.13	0.32	4.30	4.62	(0.31)	(1.65)	(1.96)
Year Ended 5/31/2016	$23.91	0.33	(1.13)	(0.80)	(0.36)	(0.62)	(0.98)
Year Ended 5/31/2015	$22.86	0.31	1.35	1.66	(0.24)	(0.37)	(0.61)
Institutional 2 Class
Six Months Ended 11/30/2019 (Unaudited)	$24.20	0.27	3.47	3.74	—	—	—
Year Ended 5/31/2019	$26.64	0.50	(1.79)	(1.29)	(0.45)	(0.70)	(1.15)
Year Ended 5/31/2018	$24.81	0.39	2.77	3.16	(0.32)	(1.01)	(1.33)
Year Ended 5/31/2017	$22.14	0.33	4.32	4.65	(0.33)	(1.65)	(1.98)
Year Ended 5/31/2016	$23.92	0.36	(1.14)	(0.78)	(0.38)	(0.62)	(1.00)
Year Ended 5/31/2015	$22.87	0.37	1.32	1.69	(0.27)	(0.37)	(0.64)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Large Cap Value Fund | Semiannual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2019 (Unaudited)	$26.84	15.29%	1.14%(c),(d)	0.80%(c),(d),(e)	1.77%(c)	6%	$247,484
Year Ended 5/31/2019	$23.28	(5.09%)	1.13%	0.80%(e)	1.64%	21%	$218,458
Year Ended 5/31/2018	$25.66	12.39%	1.15%	1.03%(e)	1.07%	9%	$225,532
Year Ended 5/31/2017	$23.93	20.87%	1.19%	1.16%(e)	1.05%	8%	$204,824
Year Ended 5/31/2016	$21.43	(3.34%)	1.21%(f)	1.19%(e),(f)	1.25%	13%	$225,892
Year Ended 5/31/2015	$23.18	7.08%	1.20%	1.18%(e)	1.02%	4%	$327,326
Advisor Class
Six Months Ended 11/30/2019 (Unaudited)	$28.30	15.42%	0.89%(c),(d)	0.55%(c),(d),(e)	2.01%(c)	6%	$156,036
Year Ended 5/31/2019	$24.52	(4.87%)	0.88%	0.55%(e)	1.89%	21%	$148,935
Year Ended 5/31/2018	$26.98	12.67%	0.90%	0.77%(e)	1.35%	9%	$154,976
Year Ended 5/31/2017	$25.10	21.23%	0.94%	0.91%(e)	1.33%	8%	$40,794
Year Ended 5/31/2016	$22.38	(3.11%)	0.96%(f)	0.94%(e),(f)	1.53%	13%	$30,836
Year Ended 5/31/2015	$24.17	7.35%	0.94%	0.93%(e)	1.46%	4%	$30,403
Class C
Six Months Ended 11/30/2019 (Unaudited)	$24.42	14.86%	1.89%(c),(d)	1.55%(c),(d),(e)	1.01%(c)	6%	$46,761
Year Ended 5/31/2019	$21.26	(5.80%)	1.88%	1.55%(e)	0.87%	21%	$48,824
Year Ended 5/31/2018	$23.49	11.53%	1.90%	1.78%(e)	0.32%	9%	$70,325
Year Ended 5/31/2017	$22.00	20.02%	1.94%	1.91%(e)	0.30%	8%	$65,295
Year Ended 5/31/2016	$19.83	(4.12%)	1.96%(f)	1.94%(e),(f)	0.51%	13%	$69,410
Year Ended 5/31/2015	$21.51	6.30%	1.95%	1.93%(e)	0.30%	4%	$92,432
Institutional Class
Six Months Ended 11/30/2019 (Unaudited)	$27.93	15.46%	0.89%(c),(d)	0.55%(c),(d),(e)	2.02%(c)	6%	$458,513
Year Ended 5/31/2019	$24.19	(4.86%)	0.88%	0.55%(e)	1.89%	21%	$428,080
Year Ended 5/31/2018	$26.63	12.66%	0.90%	0.77%(e)	1.35%	9%	$397,901
Year Ended 5/31/2017	$24.79	21.19%	0.94%	0.91%(e)	1.33%	8%	$294,914
Year Ended 5/31/2016	$22.13	(3.11%)	0.96%(f)	0.94%(e),(f)	1.50%	13%	$244,994
Year Ended 5/31/2015	$23.91	7.34%	0.95%	0.93%(e)	1.33%	4%	$348,999
Institutional 2 Class
Six Months Ended 11/30/2019 (Unaudited)	$27.94	15.45%	0.82%(c),(d)	0.50%(c),(d)	2.05%(c)	6%	$39,455
Year Ended 5/31/2019	$24.20	(4.80%)	0.82%	0.51%	1.92%	21%	$39,688
Year Ended 5/31/2018	$26.64	12.69%	0.84%	0.69%	1.48%	9%	$54,500
Year Ended 5/31/2017	$24.81	21.33%	0.85%	0.83%	1.39%	8%	$23,215
Year Ended 5/31/2016	$22.14	(3.01%)	0.84%(f)	0.84%(f)	1.64%	13%	$23,155
Year Ended 5/31/2015	$23.92	7.45%	0.83%	0.83%	1.58%	4%	$23,731
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Semiannual Report 2019	15

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2019 (Unaudited)	$24.59	0.28	3.53	3.81	—	—	—
Year Ended 5/31/2019	$27.05	0.53	(1.83)	(1.30)	(0.46)	(0.70)	(1.16)
Year Ended 5/31/2018	$25.16	0.39	2.84	3.23	(0.33)	(1.01)	(1.34)
Year Ended 5/31/2017	$22.43	0.50	4.22	4.72	(0.34)	(1.65)	(1.99)
Year Ended 5/31/2016	$24.23	0.41	(1.19)	(0.78)	(0.40)	(0.62)	(1.02)
Year Ended 5/31/2015(g)	$23.47	0.26	1.15	1.41	(0.28)	(0.37)	(0.65)
Class R
Six Months Ended 11/30/2019 (Unaudited)	$22.90	0.19	3.27	3.46	—	—	—
Year Ended 5/31/2019	$25.25	0.34	(1.69)	(1.35)	(0.30)	(0.70)	(1.00)
Year Ended 5/31/2018	$23.57	0.20	2.67	2.87	(0.18)	(1.01)	(1.19)
Year Ended 5/31/2017	$21.13	0.18	4.12	4.30	(0.21)	(1.65)	(1.86)
Year Ended 5/31/2016	$22.87	0.22	(1.09)	(0.87)	(0.25)	(0.62)	(0.87)
Year Ended 5/31/2015	$21.89	0.18	1.30	1.48	(0.13)	(0.37)	(0.50)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Ratios include line of credit interest expense which is less than 0.01%.
(g)	Institutional 3 Class shares commenced operations on October 1, 2014. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Large Cap Value Fund | Semiannual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2019 (Unaudited)	$28.40	15.49%	0.77%(c),(d)	0.45%(c),(d)	2.12%(c)	6%	$171,486
Year Ended 5/31/2019	$24.59	(4.76%)	0.77%	0.46%	1.98%	21%	$149,956
Year Ended 5/31/2018	$27.05	12.80%	0.79%	0.66%	1.44%	9%	$145,244
Year Ended 5/31/2017	$25.16	21.36%	0.80%	0.77%	2.01%	8%	$121,439
Year Ended 5/31/2016	$22.43	(2.96%)	0.80%(f)	0.80%(f)	1.93%	13%	$735
Year Ended 5/31/2015(g)	$24.23	6.09%	0.72%(c)	0.72%(c)	1.64%(c)	4%	$3
Class R
Six Months Ended 11/30/2019 (Unaudited)	$26.36	15.11%	1.39%(c),(d)	1.05%(c),(d),(e)	1.50%(c)	6%	$22,650
Year Ended 5/31/2019	$22.90	(5.32%)	1.38%	1.05%(e)	1.39%	21%	$24,725
Year Ended 5/31/2018	$25.25	12.10%	1.40%	1.28%(e)	0.82%	9%	$24,222
Year Ended 5/31/2017	$23.57	20.61%	1.44%	1.41%(e)	0.80%	8%	$23,132
Year Ended 5/31/2016	$21.13	(3.61%)	1.46%(f)	1.44%(e),(f)	1.05%	13%	$23,911
Year Ended 5/31/2015	$22.87	6.82%	1.45%	1.43%(e)	0.80%	4%	$21,793
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Semiannual Report 2019	17

Notes to Financial Statements
November 30, 2019 (Unaudited)
Note 1. Organization
Columbia Select Large Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
18	Columbia Select Large Cap Value Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Select Large Cap Value Fund | Semiannual Report 2019	19

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2019 was 0.73% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
20	Columbia Select Large Cap Value Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended November 30, 2019, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.13
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2019, these minimum account balance fees reduced total expenses of the Fund by $560.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
Columbia Select Large Cap Value Fund | Semiannual Report 2019	21

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,862,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2019, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	46,579
Class C	—	1.00(b)	1,928

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2019 through September 30, 2020	Prior to October 1, 2019
Class A	0.80%	0.80%
Advisor Class	0.55	0.55
Class C	1.55	1.55
Institutional Class	0.55	0.55
Institutional 2 Class	0.49	0.51
Institutional 3 Class	0.44	0.46
Class R	1.05	1.05
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
22	Columbia Select Large Cap Value Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
At November 30, 2019, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
740,814,000	458,468,000	(58,320,000)	400,148,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $66,412,648 and $115,165,096, respectively, for the six months ended November 30, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended November 30, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	13,700,000	2.60	4
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at November 30, 2019.
Columbia Select Large Cap Value Fund | Semiannual Report 2019	23

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended November 30, 2019.
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At November 30, 2019, three unaffiliated shareholders of record owned 42.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 16.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
24	Columbia Select Large Cap Value Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Select Large Cap Value Fund | Semiannual Report 2019	25

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Select Large Cap Value Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2018 and January, March, April and June 2019, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 17-19, 2019 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2019 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2018 in the performance of administrative services, and noted the various enhancements anticipated for 2019. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its relatively strong cash position and solid balance sheet.
26	Columbia Select Large Cap Value Fund | Semiannual Report 2019

Approval of Management Agreement  (continued)

The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, and the net assets of the Fund. The Board observed that the Fund’s investment performance was understandable in light of the particular management style involved and the particular market environment.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Threadneedle and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual management fees.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of Columbia Threadneedle’s profitability, particularly in comparison to industry competitors, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2018 the Board had concluded that 2017 profitability was reasonable and that the 2019 information shows that the profitability generated by Columbia Threadneedle in 2018 only slightly increased from 2017 levels. The Board also noted JDL’s report and its conclusion that 2018 Columbia Threadneedle profitability relative to industry competitors was reasonable. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Columbia Select Large Cap Value Fund | Semiannual Report 2019	27

Approval of Management Agreement  (continued)

Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 19, 2019, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
28	Columbia Select Large Cap Value Fund | Semiannual Report 2019

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Columbia Select Large Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR216_05_K01_(01/20)

SemiAnnual Report
November 30, 2019
Columbia Select Small Cap Value Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Select Small Cap Value Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Select Small Cap Value Fund  |  Semiannual Report 2019

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Kari Montanus
Lead Portfolio Manager
Managed Fund since 2014
Jonas Patrikson, CFA
Portfolio Manager
Managed Fund since 2018
Effective November 26, 2019, David Hoffman no longer serves as a Portfolio Manager of the Fund.
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended November 30, 2019)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/25/97	5.37	2.32	4.25	10.31
	Including sales charges		-0.71	-3.59	3.02	9.66
Advisor Class*		11/08/12	5.48	2.60	4.51	10.51
Class C	Excluding sales charges	05/27/99	4.98	1.52	3.47	9.48
	Including sales charges		3.98	0.60	3.47	9.48
Institutional Class*		09/27/10	5.46	2.59	4.51	10.57
Institutional 2 Class		11/30/01	5.49	2.64	4.61	10.73
Institutional 3 Class*		10/01/14	5.56	2.73	4.65	10.53
Class R		04/30/03	5.23	2.13	3.99	10.03
Russell 2000 Value Index			10.86	3.96	6.83	10.99
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Select Small Cap Value Fund | Semiannual Report 2019	3

Fund at a Glance   (continued)
(Unaudited)
Top 10 holdings (%) (at November 30, 2019)
Radian Group, Inc.	4.6
CACI International, Inc., Class A	3.9
Gaming and Leisure Properties, Inc.	3.9
Axos Financial, Inc.	3.6
Opus Bank	3.5
Viavi Solutions, Inc.	3.5
EPAM Systems, Inc.	3.4
National General Holdings Corp.	3.4
MACOM Technology Solutions Holdings, Inc.	3.4
Waste Connections, Inc.	3.1
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at November 30, 2019)
Common Stocks	99.4
Money Market Funds	0.6
Rights	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at November 30, 2019)
Communication Services	2.4
Consumer Discretionary	11.7
Consumer Staples	2.6
Energy	2.8
Financials	23.8
Health Care	7.0
Industrials	14.5
Information Technology	17.6
Materials	9.1
Real Estate	5.0
Utilities	3.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Select Small Cap Value Fund | Semiannual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2019 — November 30, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,053.70	1,018.35	6.69	6.57	1.31
Advisor Class	1,000.00	1,000.00	1,054.80	1,019.59	5.42	5.32	1.06
Class C	1,000.00	1,000.00	1,049.80	1,014.62	10.50	10.32	2.06
Institutional Class	1,000.00	1,000.00	1,054.60	1,019.59	5.41	5.32	1.06
Institutional 2 Class	1,000.00	1,000.00	1,054.90	1,019.99	5.01	4.92	0.98
Institutional 3 Class	1,000.00	1,000.00	1,055.60	1,020.24	4.75	4.67	0.93
Class R	1,000.00	1,000.00	1,052.30	1,017.11	7.96	7.82	1.56
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Select Small Cap Value Fund | Semiannual Report 2019	5

Portfolio of Investments
November 30, 2019 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.5%
Issuer	Shares	Value ($)
Communication Services 2.4%
Wireless Telecommunication Services 2.4%
Telephone & Data Systems, Inc.	469,927	11,141,969
Total Communication Services		11,141,969
Consumer Discretionary 11.7%
Auto Components 3.1%
American Axle & Manufacturing Holdings, Inc.(a)	462,016	4,555,478
Motorcar Parts of America, Inc.(a)	520,767	10,160,164
Total		14,715,642
Diversified Consumer Services 0.8%
Regis Corp.(a)	235,000	3,790,550
Hotels, Restaurants & Leisure 4.1%
Penn National Gaming, Inc.(a)	371,048	8,545,235
Texas Roadhouse, Inc.	181,547	10,511,571
Total		19,056,806
Household Durables 3.7%
Lennar Corp., Class A	158,456	9,451,901
William Lyon Homes, Inc., Class A(a)	383,597	8,009,505
Total		17,461,406
Total Consumer Discretionary		55,024,404
Consumer Staples 2.5%
Food Products 2.5%
Nomad Foods Ltd.(a)	572,700	12,026,700
Total Consumer Staples		12,026,700
Energy 2.8%
Energy Equipment & Services 1.9%
Exterran Corp.(a)	471,042	2,534,206
Patterson-UTI Energy, Inc.	701,140	6,268,192
Total		8,802,398
Oil, Gas & Consumable Fuels 0.9%
Callon Petroleum Co.(a)	1,180,300	4,308,095
Total Energy		13,110,493
Financials 23.7%
Banks 3.4%
Opus Bank	630,768	16,217,045
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 9.1%
Hanover Insurance Group, Inc. (The)	92,644	12,593,099
Lincoln National Corp.	239,627	14,149,974
National General Holdings Corp.	747,953	15,923,920
Total		42,666,993
Mortgage Real Estate Investment Trusts (REITS) 3.1%
Ladder Capital Corp., Class A	839,974	14,523,150
Thrifts & Mortgage Finance 8.1%
Axos Financial, Inc.(a)	567,860	16,723,477
Radian Group, Inc.	827,538	21,383,582
Total		38,107,059
Total Financials		111,514,247
Health Care 6.9%
Biotechnology 2.1%
Ligand Pharmaceuticals, Inc.(a)	88,316	9,979,708
Health Care Equipment & Supplies 2.3%
Dentsply Sirona, Inc.	190,498	10,770,757
Health Care Providers & Services 2.5%
WellCare Health Plans, Inc.(a)	37,022	11,923,676
Total Health Care		32,674,141
Industrials 14.4%
Aerospace & Defense 3.0%
Cubic Corp.	240,861	14,343,273
Airlines 1.8%
Spirit Airlines, Inc.(a)	220,979	8,633,649
Commercial Services & Supplies 3.1%
Waste Connections, Inc.	161,658	14,638,132
Construction & Engineering 1.6%
Granite Construction, Inc.	285,690	7,359,374
Machinery 2.2%
Rexnord Corp.(a)	323,364	10,215,069
Road & Rail 2.7%
Knight-Swift Transportation Holdings, Inc.	344,700	12,750,453
Total Industrials		67,939,950
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Select Small Cap Value Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 17.5%
Communications Equipment 5.9%
Extreme Networks, Inc.(a)	1,658,333	11,658,081
Viavi Solutions, Inc.(a)	1,075,316	16,151,247
Total		27,809,328
IT Services 7.3%
CACI International, Inc., Class A(a)	76,926	18,409,930
EPAM Systems, Inc.(a)	76,236	16,150,597
Total		34,560,527
Semiconductors & Semiconductor Equipment 4.3%
KLA Corp.	25,227	4,133,696
MACOM Technology Solutions Holdings, Inc.(a)	645,200	15,917,084
Total		20,050,780
Total Information Technology		82,420,635
Materials 9.1%
Chemicals 2.6%
Minerals Technologies, Inc.	224,721	12,134,934
Construction Materials 2.8%
Summit Materials, Inc., Class A(a)	549,000	13,104,630
Containers & Packaging 1.7%
Owens-Illinois, Inc.	829,739	8,197,821
Metals & Mining 2.0%
Warrior Met Coal, Inc.	461,673	9,478,147
Total Materials		42,915,532
Real Estate 5.0%
Equity Real Estate Investment Trusts (REITS) 5.0%
First Industrial Realty Trust, Inc.	125,000	5,322,500
Gaming and Leisure Properties, Inc.	435,511	18,378,564
Total		23,701,064
Total Real Estate		23,701,064
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 3.5%
Electric Utilities 3.5%
PNM Resources, Inc.	120,000	5,814,000
Portland General Electric Co.	191,300	10,619,063
Total		16,433,063
Total Utilities		16,433,063
Total Common Stocks (Cost $362,310,213)		468,902,198

Rights —%

Industrials —%
Airlines —%
American Airlines Escrow(a),(b),(c),(d)	52,560	0
Total Industrials		0
Total Rights (Cost $—)		0

Money Market Funds 0.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.745%(e),(f)	2,626,911	2,626,911
Total Money Market Funds (Cost $2,626,653)		2,626,911
Total Investments in Securities (Cost: $364,936,866)		471,529,109
Other Assets & Liabilities, Net		(459,861)
Net Assets		471,069,248

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At November 30, 2019, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
(c)	Negligible market value.
(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at November 30, 2019.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Semiannual Report 2019	7

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Notes to Portfolio of Investments  (continued)
(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended November 30, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.745%
	2,184,048	49,845,011	(49,402,148)	2,626,911	(148)	258	53,131	2,626,911
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	11,141,969	—	—	11,141,969
Consumer Discretionary	55,024,404	—	—	55,024,404
Consumer Staples	12,026,700	—	—	12,026,700
Energy	13,110,493	—	—	13,110,493
Financials	111,514,247	—	—	111,514,247
Health Care	32,674,141	—	—	32,674,141
Industrials	67,939,950	—	—	67,939,950
Information Technology	82,420,635	—	—	82,420,635
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Small Cap Value Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Materials	42,915,532	—	—	42,915,532
Real Estate	23,701,064	—	—	23,701,064
Utilities	16,433,063	—	—	16,433,063
Total Common Stocks	468,902,198	—	—	468,902,198
Rights
Industrials	—	—	0*	0*
Total Rights	—	—	0*	0*
Money Market Funds	2,626,911	—	—	2,626,911
Total Investments in Securities	471,529,109	—	0*	471,529,109

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Semiannual Report 2019	9

Statement of Assets and Liabilities
November 30, 2019 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $362,310,213)	$468,902,198
Affiliated issuers (cost $2,626,653)	2,626,911
Receivable for:
Capital shares sold	75,146
Dividends	84,246
Prepaid expenses	3,108
Total assets	471,691,609
Liabilities
Payable for:
Capital shares purchased	387,719
Management services fees	22,628
Distribution and/or service fees	5,676
Transfer agent fees	56,895
Compensation of board members	84,724
Compensation of chief compliance officer	57
Other expenses	64,662
Total liabilities	622,361
Net assets applicable to outstanding capital stock	$471,069,248
Represented by
Paid in capital	369,266,291
Total distributable earnings (loss)	101,802,957
Total - representing net assets applicable to outstanding capital stock	$471,069,248
Class A
Net assets	$369,138,423
Shares outstanding	22,124,823
Net asset value per share	$16.68
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$17.70
Advisor Class
Net assets	$3,099,575
Shares outstanding	157,829
Net asset value per share	$19.64
Class C
Net assets	$8,194,137
Shares outstanding	706,238
Net asset value per share	$11.60
Institutional Class
Net assets	$68,598,218
Shares outstanding	3,551,846
Net asset value per share	$19.31
Institutional 2 Class
Net assets	$3,461,134
Shares outstanding	176,564
Net asset value per share	$19.60
Institutional 3 Class
Net assets	$13,917,496
Shares outstanding	685,635
Net asset value per share	$20.30
Class R
Net assets	$4,660,265
Shares outstanding	301,089
Net asset value per share	$15.48
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Small Cap Value Fund | Semiannual Report 2019

Statement of Operations
Six Months Ended November 30, 2019 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$2,765,591
Dividends — affiliated issuers	53,131
Foreign taxes withheld	(9,254)
Total income	2,809,468
Expenses:
Management services fees	2,114,027
Distribution and/or service fees
Class A	470,672
Class C	42,682
Class R	12,866
Transfer agent fees
Class A	256,115
Advisor Class	2,177
Class C	5,806
Institutional Class	49,132
Institutional 2 Class	2,172
Institutional 3 Class	586
Class R	3,498
Compensation of board members	10,632
Custodian fees	2,225
Printing and postage fees	29,576
Registration fees	57,684
Audit fees	12,849
Legal fees	5,662
Compensation of chief compliance officer	57
Other	8,735
Total expenses	3,087,153
Expense reduction	(760)
Total net expenses	3,086,393
Net investment loss	(276,925)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	5,125,371
Investments — affiliated issuers	(148)
Net realized gain	5,125,223
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	20,438,390
Investments — affiliated issuers	258
Net change in unrealized appreciation (depreciation)	20,438,648
Net realized and unrealized gain	25,563,871
Net increase in net assets resulting from operations	$25,286,946
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Semiannual Report 2019	11

Statement of Changes in Net Assets
	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019
Operations
Net investment income (loss)	$(276,925)	$629,035
Net realized gain	5,125,223	13,919,848
Net change in unrealized appreciation (depreciation)	20,438,648	(61,832,774)
Net increase (decrease) in net assets resulting from operations	25,286,946	(47,283,891)
Distributions to shareholders
Net investment income and net realized gains
Class A	—	(26,786,410)
Advisor Class	—	(288,639)
Class C	—	(950,878)
Institutional Class	—	(5,702,830)
Institutional 2 Class	—	(553,130)
Institutional 3 Class	—	(765,577)
Class R	—	(481,390)
Total distributions to shareholders	—	(35,528,854)
Decrease in net assets from capital stock activity	(48,400,220)	(81,981,076)
Total decrease in net assets	(23,113,274)	(164,793,821)
Net assets at beginning of period	494,182,522	658,976,343
Net assets at end of period	$471,069,248	$494,182,522
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Small Cap Value Fund | Semiannual Report 2019

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2019 (Unaudited)		May 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	246,590	4,034,176	1,689,110	30,345,251
Distributions reinvested	—	—	1,689,736	26,072,624
Redemptions	(2,063,386)	(33,676,010)	(4,407,359)	(75,475,802)
Net decrease	(1,816,796)	(29,641,834)	(1,028,513)	(19,057,927)
Advisor Class
Subscriptions	24,945	474,095	91,309	1,884,524
Distributions reinvested	—	—	15,923	288,520
Redemptions	(40,035)	(765,269)	(192,437)	(3,848,318)
Net decrease	(15,090)	(291,174)	(85,205)	(1,675,274)
Class C
Subscriptions	12,654	144,508	70,929	883,212
Distributions reinvested	—	—	81,310	878,960
Redemptions	(137,617)	(1,559,814)	(1,600,705)	(21,330,565)
Net decrease	(124,963)	(1,415,306)	(1,448,466)	(19,568,393)
Institutional Class
Subscriptions	409,015	7,697,964	1,304,661	26,249,293
Distributions reinvested	—	—	139,768	2,490,659
Redemptions	(897,542)	(16,897,475)	(3,476,619)	(67,498,823)
Net decrease	(488,527)	(9,199,511)	(2,032,190)	(38,758,871)
Institutional 2 Class
Subscriptions	28,997	560,769	96,328	1,921,217
Distributions reinvested	—	—	30,405	549,423
Redemptions	(373,441)	(6,975,253)	(157,467)	(3,230,184)
Net decrease	(344,444)	(6,414,484)	(30,734)	(759,544)
Institutional 3 Class
Subscriptions	7,572	153,288	43,222	864,526
Distributions reinvested	—	—	40,930	765,391
Redemptions	(13,533)	(267,162)	(78,681)	(1,566,908)
Net increase (decrease)	(5,961)	(113,874)	5,471	63,009
Class R
Subscriptions	16,423	249,517	86,885	1,365,969
Distributions reinvested	—	—	11,831	169,779
Redemptions	(104,237)	(1,573,554)	(234,028)	(3,759,824)
Net decrease	(87,814)	(1,324,037)	(135,312)	(2,224,076)
Total net decrease	(2,883,595)	(48,400,220)	(4,754,949)	(81,981,076)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Semiannual Report 2019	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 11/30/2019 (Unaudited)	$15.83	(0.01)	0.86	0.85	—	—	—
Year Ended 5/31/2019	$18.40	0.01	(1.47)	(1.46)	(0.02)	(1.09)	(1.11)
Year Ended 5/31/2018	$18.85	0.08(e)	1.91	1.99	—	(2.44)	(2.44)
Year Ended 5/31/2017	$17.48	(0.09)	2.59	2.50	—	(1.13)	(1.13)
Year Ended 5/31/2016	$21.36	(0.05)	(1.70)	(1.75)	—	(2.13)	(2.13)
Year Ended 5/31/2015	$21.52	(0.14)	2.28	2.14	—	(2.30)	(2.30)
Advisor Class
Six Months Ended 11/30/2019 (Unaudited)	$18.62	0.01	1.01	1.02	—	—	—
Year Ended 5/31/2019	$21.38	0.05	(1.69)	(1.64)	(0.03)	(1.09)	(1.12)
Year Ended 5/31/2018	$21.49	0.17(e)	2.16	2.33	—	(2.44)	(2.44)
Year Ended 5/31/2017	$19.74	(0.06)	2.94	2.88	—	(1.13)	(1.13)
Year Ended 5/31/2016	$23.76	0.01	(1.90)	(1.89)	—	(2.13)	(2.13)
Year Ended 5/31/2015	$23.63	(0.10)	2.53	2.43	—	(2.30)	(2.30)
Class C
Six Months Ended 11/30/2019 (Unaudited)	$11.05	(0.05)	0.60	0.55	—	—	—
Year Ended 5/31/2019	$13.29	(0.09)	(1.06)	(1.15)	—	(1.09)	(1.09)
Year Ended 5/31/2018	$14.35	(0.05)(e)	1.43	1.38	—	(2.44)	(2.44)
Year Ended 5/31/2017	$13.64	(0.18)	2.02	1.84	—	(1.13)	(1.13)
Year Ended 5/31/2016	$17.30	(0.15)	(1.38)	(1.53)	—	(2.13)	(2.13)
Year Ended 5/31/2015	$18.00	(0.25)	1.85	1.60	—	(2.30)	(2.30)
Institutional Class
Six Months Ended 11/30/2019 (Unaudited)	$18.31	0.01	0.99	1.00	—	—	—
Year Ended 5/31/2019	$21.05	0.05	(1.67)	(1.62)	(0.03)	(1.09)	(1.12)
Year Ended 5/31/2018	$21.19	0.15(e)	2.15	2.30	—	(2.44)	(2.44)
Year Ended 5/31/2017	$19.48	(0.06)	2.90	2.84	—	(1.13)	(1.13)
Year Ended 5/31/2016	$23.47	(0.01)	(1.85)	(1.86)	—	(2.13)	(2.13)
Year Ended 5/31/2015	$23.37	(0.10)	2.50	2.40	—	(2.30)	(2.30)
Institutional 2 Class
Six Months Ended 11/30/2019 (Unaudited)	$18.58	0.02	1.00	1.02	—	—	—
Year Ended 5/31/2019	$21.33	0.08	(1.70)	(1.62)	(0.04)	(1.09)	(1.13)
Year Ended 5/31/2018	$21.43	0.17(e)	2.17	2.34	—	(2.44)	(2.44)
Year Ended 5/31/2017	$19.66	(0.04)	2.94	2.90	—	(1.13)	(1.13)
Year Ended 5/31/2016	$23.65	0.02	(1.88)	(1.86)	—	(2.13)	(2.13)
Year Ended 5/31/2015	$23.49	(0.07)	2.53	2.46	—	(2.30)	(2.30)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Small Cap Value Fund | Semiannual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2019 (Unaudited)	$16.68	5.37%	1.31%(c)	1.31%(c),(d)	(0.16%)(c)	4%	$369,138
Year Ended 5/31/2019	$15.83	(7.80%)	1.30%	1.30%(d)	0.08%	17%	$379,113
Year Ended 5/31/2018	$18.40	10.88%	1.29%	1.29%(d)	0.42%	20%	$459,420
Year Ended 5/31/2017	$18.85	14.44%	1.32%	1.32%(d)	(0.52%)	24%	$493,661
Year Ended 5/31/2016	$17.48	(8.19%)	1.36%	1.36%(d)	(0.26%)	27%	$547,110
Year Ended 5/31/2015	$21.36	11.21%	1.38%	1.38%(d)	(0.67%)	26%	$397,847
Advisor Class
Six Months Ended 11/30/2019 (Unaudited)	$19.64	5.48%	1.06%(c)	1.06%(c),(d)	0.10%(c)	4%	$3,100
Year Ended 5/31/2019	$18.62	(7.50%)	1.04%	1.04%(d)	0.26%	17%	$3,219
Year Ended 5/31/2018	$21.38	11.14%	1.04%	1.04%(d)	0.78%	20%	$5,519
Year Ended 5/31/2017	$21.49	14.72%	1.07%	1.07%(d)	(0.28%)	24%	$4,860
Year Ended 5/31/2016	$19.74	(7.94%)	1.12%	1.12%(d)	0.03%	27%	$4,147
Year Ended 5/31/2015	$23.76	11.45%	1.13%	1.13%(d)	(0.44%)	26%	$486
Class C
Six Months Ended 11/30/2019 (Unaudited)	$11.60	4.98%	2.06%(c)	2.06%(c),(d)	(0.89%)(c)	4%	$8,194
Year Ended 5/31/2019	$11.05	(8.46%)	2.04%	2.04%(d)	(0.68%)	17%	$9,187
Year Ended 5/31/2018	$13.29	9.98%	2.04%	2.04%(d)	(0.34%)	20%	$30,308
Year Ended 5/31/2017	$14.35	13.64%	2.07%	2.07%(d)	(1.27%)	24%	$35,657
Year Ended 5/31/2016	$13.64	(8.89%)	2.11%	2.11%(d)	(1.02%)	27%	$42,200
Year Ended 5/31/2015	$17.30	10.35%	2.13%	2.13%(d)	(1.42%)	26%	$43,974
Institutional Class
Six Months Ended 11/30/2019 (Unaudited)	$19.31	5.46%	1.06%(c)	1.06%(c),(d)	0.10%(c)	4%	$68,598
Year Ended 5/31/2019	$18.31	(7.53%)	1.04%	1.04%(d)	0.25%	17%	$73,967
Year Ended 5/31/2018	$21.05	11.15%	1.04%	1.04%(d)	0.71%	20%	$127,825
Year Ended 5/31/2017	$21.19	14.71%	1.07%	1.07%(d)	(0.30%)	24%	$103,000
Year Ended 5/31/2016	$19.48	(7.91%)	1.12%	1.12%(d)	(0.05%)	27%	$75,905
Year Ended 5/31/2015	$23.47	11.44%	1.13%	1.13%(d)	(0.44%)	26%	$18,605
Institutional 2 Class
Six Months Ended 11/30/2019 (Unaudited)	$19.60	5.49%	0.98%(c)	0.98%(c)	0.24%(c)	4%	$3,461
Year Ended 5/31/2019	$18.58	(7.44%)	0.97%	0.97%	0.40%	17%	$9,678
Year Ended 5/31/2018	$21.33	11.22%	0.96%	0.96%	0.78%	20%	$11,770
Year Ended 5/31/2017	$21.43	14.88%	0.96%	0.96%	(0.19%)	24%	$17,775
Year Ended 5/31/2016	$19.66	(7.85%)	0.99%	0.99%	0.10%	27%	$10,476
Year Ended 5/31/2015	$23.65	11.65%	0.98%	0.98%	(0.29%)	26%	$2,188
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Semiannual Report 2019	15

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2019 (Unaudited)	$19.23	0.02	1.05	1.07	—	—	—
Year Ended 5/31/2019	$22.03	0.10	(1.77)	(1.67)	(0.04)	(1.09)	(1.13)
Year Ended 5/31/2018	$22.05	0.18(e)	2.24	2.42	—	(2.44)	(2.44)
Year Ended 5/31/2017	$20.20	(0.14)	3.12	2.98	—	(1.13)	(1.13)
Year Ended 5/31/2016	$24.21	0.04	(1.92)	(1.88)	—	(2.13)	(2.13)
Year Ended 5/31/2015(f)	$23.11	(0.02)	3.42	3.40	—	(2.30)	(2.30)
Class R
Six Months Ended 11/30/2019 (Unaudited)	$14.71	(0.03)	0.80	0.77	—	—	—
Year Ended 5/31/2019	$17.20	(0.03)	(1.37)	(1.40)	—	(1.09)	(1.09)
Year Ended 5/31/2018	$17.81	0.04(e)	1.79	1.83	—	(2.44)	(2.44)
Year Ended 5/31/2017	$16.62	(0.13)	2.45	2.32	—	(1.13)	(1.13)
Year Ended 5/31/2016	$20.46	(0.09)	(1.62)	(1.71)	—	(2.13)	(2.13)
Year Ended 5/31/2015	$20.77	(0.19)	2.18	1.99	—	(2.30)	(2.30)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
05/31/2018	$0.22	$0.28	$0.16	$0.26	$0.26	$0.26	$0.22

(f)	Institutional 3 Class shares commenced operations on October 1, 2014. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Small Cap Value Fund | Semiannual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2019 (Unaudited)	$20.30	5.56%	0.93%(c)	0.93%(c)	0.21%(c)	4%	$13,917
Year Ended 5/31/2019	$19.23	(7.41%)	0.92%	0.92%	0.47%	17%	$13,299
Year Ended 5/31/2018	$22.03	11.27%	0.91%	0.91%	0.79%	20%	$15,117
Year Ended 5/31/2017	$22.05	14.88%	0.92%	0.92%	(0.66%)	24%	$14,576
Year Ended 5/31/2016	$20.20	(7.74%)	0.94%	0.94%	0.16%	27%	$5
Year Ended 5/31/2015(f)	$24.21	15.90%	0.88%(c)	0.88%(c)	(0.15%)(c)	26%	$3
Class R
Six Months Ended 11/30/2019 (Unaudited)	$15.48	5.23%	1.56%(c)	1.56%(c),(d)	(0.39%)(c)	4%	$4,660
Year Ended 5/31/2019	$14.71	(7.97%)	1.54%	1.54%(d)	(0.21%)	17%	$5,720
Year Ended 5/31/2018	$17.20	10.60%	1.54%	1.54%(d)	0.23%	20%	$9,018
Year Ended 5/31/2017	$17.81	14.09%	1.57%	1.57%(d)	(0.77%)	24%	$11,210
Year Ended 5/31/2016	$16.62	(8.36%)	1.61%	1.61%(d)	(0.52%)	27%	$12,386
Year Ended 5/31/2015	$20.46	10.87%	1.63%	1.63%(d)	(0.92%)	26%	$11,772
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Semiannual Report 2019	17

Notes to Financial Statements
November 30, 2019 (Unaudited)
Note 1. Organization
Columbia Select Small Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
18	Columbia Select Small Cap Value Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Select Small Cap Value Fund | Semiannual Report 2019	19

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2019 was 0.87% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
20	Columbia Select Small Cap Value Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the six months ended November 30, 2019, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $7,830,000, respectively. The sale transactions resulted in a net realized gain of $3,530,585.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended November 30, 2019, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.14
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2019, these minimum account balance fees reduced total expenses of the Fund by $760.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively.
Columbia Select Small Cap Value Fund | Semiannual Report 2019	21

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,400,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2019, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	35,396
Class C	—	1.00(b)	66

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2019 through September 30, 2020	Prior to October 1, 2019
Class A	1.33%	1.33%
Advisor Class	1.08	1.08
Class C	2.08	2.08
Institutional Class	1.08	1.08
Institutional 2 Class	1.01	1.02
Institutional 3 Class	0.96	0.97
Class R	1.58	1.58
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
22	Columbia Select Small Cap Value Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2019, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
364,937,000	144,141,000	(37,549,000)	106,592,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $20,967,687 and $67,813,079, respectively, for the six months ended November 30, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended November 30, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
Columbia Select Small Cap Value Fund | Semiannual Report 2019	23

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
The Fund had no borrowings during the six months ended November 30, 2019.
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At November 30, 2019, affiliated shareholders of record owned 66.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
24	Columbia Select Small Cap Value Fund | Semiannual Report 2019

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Select Small Cap Value Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2018 and January, March, April and June 2019, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 17-19, 2019 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2019 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2018 in the performance of administrative services, and noted the various enhancements anticipated for 2019. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its relatively strong cash position and solid balance sheet.
Columbia Select Small Cap Value Fund | Semiannual Report 2019	25

Approval of Management Agreement  (continued)

The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, The Board observed the Fund’s underperformance for certain periods, noting that appropriate steps had been taken last year (such as portfolio management team changes) to help improve the Fund’s performance.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of Columbia Threadneedle’s profitability, particularly in comparison to industry competitors, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2018 the Board had concluded that 2017 profitability was reasonable and that the 2019 information shows that the profitability generated by Columbia Threadneedle in 2018 only slightly increased from 2017 levels. The Board also noted JDL’s report and its conclusion that 2018 Columbia Threadneedle profitability relative to industry competitors was reasonable. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
26	Columbia Select Small Cap Value Fund | Semiannual Report 2019

Approval of Management Agreement  (continued)

Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 19, 2019, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Select Small Cap Value Fund | Semiannual Report 2019	27

Columbia Select Small Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR218_05_K01_(01/20)

SemiAnnual Report
November 30, 2019
Columbia Flexible Capital Income Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Flexible Capital Income Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Flexible Capital Income Fund  |  Semiannual Report 2019

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders current income, with long-term capital appreciation.
Portfolio management
David King, CFA
Co-Portfolio Manager
Managed Fund since 2011
Yan Jin
Co-Portfolio Manager
Managed Fund since 2011
Average annual total returns (%) (for the period ended November 30, 2019)
		Inception	6 Months cumulative	1 Year	5 Years	Life
Class A	Excluding sales charges	07/28/11	8.28	11.23	6.45	8.38
	Including sales charges		2.03	4.85	5.19	7.61
Advisor Class*		11/08/12	8.43	11.49	6.71	8.61
Class C	Excluding sales charges	07/28/11	7.85	10.38	5.65	7.57
	Including sales charges		6.85	9.38	5.65	7.57
Institutional Class		07/28/11	8.42	11.51	6.71	8.64
Institutional 2 Class*		11/08/12	8.44	11.53	6.76	8.65
Institutional 3 Class*		03/01/17	8.49	11.56	6.65	8.50
Class R		07/28/11	8.15	10.96	6.18	8.09
Blended Benchmark			9.65	13.49	7.01	8.90
Bloomberg Barclays U.S. Aggregate Bond Index			3.81	10.79	3.08	3.27
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark, established by the Investment Manager, is composed of one-third each of the Russell 1000 Value Index, the Bloomberg Barclays U.S. Corporate Investment Grade & High Yield Index and the Bloomberg Barclays U.S. Convertible Composite Index. The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Bloomberg Barclays U.S. Corporate Investment Grade & High Yield Index is a broad-based benchmark that measures the performance of investment grade and non-investment grade, fixed-rate and taxable corporate bonds. It includes USD-denominated securities publicly issued by U.S. and non U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. The Bloomberg Barclays U.S. Convertible Composite Index measures the performance of all four major classes of USD equity-linked securities including: convertible cash coupon bonds, zero-coupon bonds, preferred convertibles with fixed par amounts and mandatory equity-linked securities.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Flexible Capital Income Fund | Semiannual Report 2019	3

Fund at a Glance   (continued)
(Unaudited)
Top 10 holdings (%) (at November 30, 2019)
Broadcom, Inc. 09/30/2022 8.000%	1.8
American Electric Power Co., Inc. 03/15/2022 6.125%	1.4
DTE Energy Co. 11/01/2022 6.250%	1.4
Avantor, Inc. 05/15/2022 6.250%	1.3
JPMorgan Chase & Co.	1.2
Philip Morris International, Inc.	1.2
Citigroup, Inc.	1.2
Microchip Technology, Inc. 02/15/2037 2.250%	1.2
Wells Fargo & Co.	1.1
Becton Dickinson and Co. 05/01/2020 6.125%	1.1
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at November 30, 2019)
Common Stocks	39.3
Convertible Bonds	12.4
Convertible Preferred Stocks	15.5
Corporate Bonds & Notes	25.1
Limited Partnerships	1.1
Money Market Funds	5.2
Preferred Debt	1.0
Rights	0.0(a)
Senior Loans	0.4
Warrants	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Columbia Flexible Capital Income Fund | Semiannual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2019 — November 30, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,082.80	1,019.84	5.23	5.07	1.01
Advisor Class	1,000.00	1,000.00	1,084.30	1,021.08	3.94	3.82	0.76
Class C	1,000.00	1,000.00	1,078.50	1,016.11	9.10	8.82	1.76
Institutional Class	1,000.00	1,000.00	1,084.20	1,021.08	3.94	3.82	0.76
Institutional 2 Class	1,000.00	1,000.00	1,084.40	1,021.23	3.78	3.67	0.73
Institutional 3 Class	1,000.00	1,000.00	1,084.90	1,021.48	3.52	3.42	0.68
Class R	1,000.00	1,000.00	1,081.50	1,018.60	6.52	6.32	1.26
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Flexible Capital Income Fund | Semiannual Report 2019	5

Portfolio of Investments
November 30, 2019 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 39.3%
Issuer	Shares	Value ($)
Communication Services 2.4%
Diversified Telecommunication Services 2.4%
AT&T, Inc.	235,000	8,784,300
BCE, Inc.	110,000	5,287,700
Verizon Communications, Inc.	175,000	10,542,000
Total		24,614,000
Total Communication Services		24,614,000
Consumer Discretionary 4.3%
Automobiles 0.7%
General Motors Co.	200,000	7,200,000
Hotels, Restaurants & Leisure 1.3%
Extended Stay America, Inc.	525,000	7,749,000
Six Flags Entertainment Corp.	125,000	5,435,000
Total		13,184,000
Household Durables 0.6%
Newell Brands, Inc.	300,000	5,766,000
Specialty Retail 0.5%
Home Depot, Inc. (The)	25,000	5,512,750
Textiles, Apparel & Luxury Goods 1.2%
Kontoor Brands, Inc.	155,000	5,556,750
Tapestry, Inc.	235,000	6,319,150
Total		11,875,900
Total Consumer Discretionary		43,538,650
Consumer Staples 3.0%
Food Products 1.8%
ConAgra Foods, Inc.	275,000	7,939,250
General Mills, Inc.	200,000	10,664,000
Total		18,603,250
Tobacco 1.2%
Philip Morris International, Inc.	140,000	11,610,200
Total Consumer Staples		30,213,450
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 2.8%
Oil, Gas & Consumable Fuels 2.8%
BP PLC, ADR	275,000	10,290,500
Suncor Energy, Inc.	265,000	8,321,000
Valero Energy Corp.	55,000	5,251,950
Williams Companies, Inc. (The)	225,000	5,112,000
Total		28,975,450
Total Energy		28,975,450
Financials 9.5%
Banks 4.9%
BB&T Corp.	150,000	8,208,000
Citigroup, Inc.	150,000	11,268,000
JPMorgan Chase & Co.	90,000	11,858,400
KeyCorp	425,000	8,240,750
Wells Fargo & Co.	200,000	10,892,000
Total		50,467,150
Capital Markets 2.3%
Ares Capital Corp.	550,000	10,301,500
Morgan Stanley	175,000	8,659,000
TCG BDC, Inc.	300,000	4,068,000
Total		23,028,500
Insurance 0.8%
MetLife, Inc.	165,000	8,235,150
Mortgage Real Estate Investment Trusts (REITS) 1.5%
Blackstone Mortgage Trust, Inc.	125,000	4,578,750
Starwood Property Trust, Inc.	425,000	10,412,500
Total		14,991,250
Total Financials		96,722,050
Health Care 3.8%
Biotechnology 1.4%
AbbVie, Inc.	105,000	9,211,650
Gilead Sciences, Inc.	77,500	5,211,100
Total		14,422,750
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Flexible Capital Income Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 2.4%
Amryt Pharma PLC, ADR(a)	184,365	1,335,466
Bristol-Myers Squibb Co.	110,000	6,263,400
Johnson & Johnson	40,000	5,499,600
Merck & Co., Inc.	62,500	5,448,750
Pfizer, Inc.	145,000	5,585,400
Total		24,132,616
Total Health Care		38,555,366
Industrials 2.9%
Aerospace & Defense 1.1%
Lockheed Martin Corp.	27,500	10,753,325
Air Freight & Logistics 0.8%
United Parcel Service, Inc., Class B	70,000	8,381,100
Industrial Conglomerates 0.5%
3M Co.	32,500	5,517,525
Transportation Infrastructure 0.5%
Macquarie Infrastructure Corp.	120,000	5,034,000
Total Industrials		29,685,950
Information Technology 7.1%
Communications Equipment 1.0%
Cisco Systems, Inc.	225,000	10,194,750
Electronic Equipment, Instruments & Components 0.8%
Corning, Inc.	275,000	7,986,000
IT Services 1.1%
International Business Machines Corp.	80,000	10,756,000
Semiconductors & Semiconductor Equipment 2.8%
Intel Corp.	92,500	5,369,625
Lam Research Corp.	20,000	5,336,600
Maxim Integrated Products, Inc.	145,000	8,217,150
Texas Instruments, Inc.	82,500	9,917,325
Total		28,840,700
Technology Hardware, Storage & Peripherals 1.4%
Seagate Technology PLC	155,000	9,250,400
Western Digital Corp.	110,000	5,536,300
Total		14,786,700
Total Information Technology		72,564,150
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 0.8%
Chemicals 0.8%
Dow, Inc.	150,000	8,005,500
Total Materials		8,005,500
Real Estate 1.9%
Equity Real Estate Investment Trusts (REITS) 1.9%
Alexandria Real Estate Equities, Inc.	52,500	8,532,300
Duke Realty Corp.	160,000	5,628,800
Medical Properties Trust, Inc.	275,000	5,709,000
Total		19,870,100
Total Real Estate		19,870,100
Utilities 0.8%
Electric Utilities 0.8%
Edison International	117,500	8,119,250
Total Utilities		8,119,250
Total Common Stocks (Cost $370,535,194)		400,863,916

Convertible Bonds 12.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 1.0%
DISH Network Corp.
08/15/2026	3.375%	11,000,000	10,374,375
Gaming 0.6%
Caesars Entertainment Corp.
10/01/2024	5.000%	3,300,000	6,138,001
Health Care 0.7%
Invacare Corp.
11/15/2024	5.000%	4,500,000	3,996,706
Novavax, Inc.
02/01/2023	3.750%	6,840,000	2,699,146
Total			6,695,852
Home Construction 0.6%
SunPower Corp.
01/15/2023	4.000%	7,508,000	6,081,436
Independent Energy 0.4%
Chesapeake Energy Corp.
09/15/2026	5.500%	10,500,000	4,589,779

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2019	7

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Life Insurance 0.8%
AXA SA(b)
05/15/2021	7.250%	7,000,000	8,112,720
Metals and Mining 0.5%
Endeavour Mining Corp.(b)
02/15/2023	3.000%	5,000,000	5,187,500
Other Financial Institutions 0.8%
RWT Holdings, Inc.(b)
10/01/2025	5.750%	8,250,000	8,381,404
Other Industry 0.5%
Green Plains, Inc.
09/01/2022	4.125%	5,000,000	4,619,540
Other REIT 0.6%
Blackstone Mortgage Trust, Inc.
05/05/2022	4.375%	5,500,000	5,754,375
Pharmaceuticals 3.0%
Aegerion Pharmaceuticals, Inc.(c),(d),(e)
04/01/2025	2.000%	3,000,000	0
Aegerion Pharmaceuticals, Inc.(b)
04/01/2025	5.000%	997,778	947,889
Clovis Oncology, Inc.
05/01/2025	1.250%	10,000,000	5,900,000
Dermira, Inc.
05/15/2022	3.000%	5,500,000	4,599,375
Insmed, Inc.
01/15/2025	1.750%	6,500,000	6,118,671
Intercept Pharmaceuticals, Inc.
07/01/2023	3.250%	5,800,000	5,550,345
Radius Health, Inc.
09/01/2024	3.000%	5,500,000	4,762,519
Tilray, Inc.
10/01/2023	5.000%	6,000,000	3,270,000
Total			31,148,799
Property & Casualty 0.8%
Heritage Insurance Holdings, Inc.
08/01/2037	5.875%	3,400,000	3,875,312
MGIC Investment Corp.(b),(f)
Junior Subordinated
04/01/2063	9.000%	3,089,000	4,139,984
Total			8,015,296
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Technology 2.1%
Avaya Holdings Corp.
06/15/2023	2.250%	5,700,000	4,974,630
Infinera Corp.
09/01/2024	2.125%	5,315,000	4,950,400
Microchip Technology, Inc.
Junior Subordinated
02/15/2037	2.250%	8,500,000	11,108,434
Total			21,033,464
Total Convertible Bonds (Cost $135,306,114)			126,132,541

Convertible Preferred Stocks 15.5%
Issuer		Shares	Value ($)
Consumer Staples 0.6%
Household Products 0.6%
Energizer Holdings, Inc.	7.500%	60,000	6,306,515
Total Consumer Staples			6,306,515
Financials 2.2%
Banks 0.9%
Bank of America Corp.	7.250%	6,200	9,176,000
Capital Markets 0.7%
AMG Capital Trust II	5.150%	87,500	4,225,710
Cowen, Inc.	5.625%	3,700	3,194,676
Total			7,420,386
Insurance 0.6%
Assurant, Inc.	6.500%	45,000	5,843,955
Total Financials			22,440,341
Health Care 3.8%
Health Care Equipment & Supplies 2.1%
Becton Dickinson and Co.	6.125%	175,000	10,881,730
Danaher Corp.	4.750%	9,000	10,280,430
Total			21,162,160
Health Care Technology 0.5%
Change Healthcare, Inc.	6.000%	100,000	5,125,000
Life Sciences Tools & Services 1.2%
Avantor, Inc.	6.250%	200,000	12,089,220
Total Health Care			38,376,380

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Flexible Capital Income Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Industrials 1.2%
Machinery 1.2%
Fortive Corp.	5.000%	7,000	6,551,557
Stanley Black & Decker, Inc.	5.250%	55,000	5,714,500
Total			12,266,057
Total Industrials			12,266,057
Information Technology 1.7%
Semiconductors & Semiconductor Equipment 1.7%
Broadcom, Inc.	8.000%	14,800	17,230,456
Total Information Technology			17,230,456
Real Estate 1.3%
Equity Real Estate Investment Trusts (REITS) 1.3%
Crown Castle International Corp.	6.875%	6,500	7,850,468
QTS Realty Trust, Inc.	6.500%	45,000	5,651,271
Total			13,501,739
Total Real Estate			13,501,739
Utilities 4.7%
Electric Utilities 2.1%
American Electric Power Co., Inc.	6.125%	250,000	13,298,050
Southern Co. (The)	6.750%	155,000	8,165,400
Total			21,463,450
Multi-Utilities 2.1%
Dominion Energy, Inc.	7.250%	75,000	7,933,500
DTE Energy Co.	6.250%	265,000	13,149,830
Total			21,083,330
Water Utilities 0.5%
Aqua America, Inc.	6.000%	90,000	5,372,307
Total Utilities			47,919,087
Total Convertible Preferred Stocks (Cost $146,731,037)			158,040,575

Corporate Bonds & Notes 25.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brokerage/Asset Managers/Exchanges 0.9%
LPL Holdings, Inc.(b)
09/15/2025	5.750%	8,650,000	9,125,003
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 2.0%
Charter Communications Operating LLC/Capital
10/23/2045	6.484%	7,700,000	9,542,463
Gogo Intermediate Holdings LLC/Finance Co., Inc.(b)
05/01/2024	9.875%	5,000,000	5,257,511
Telesat Canada/LLC(b)
10/15/2027	6.500%	5,714,000	5,907,649
Total			20,707,623
Chemicals 1.0%
Starfruit Finco BV/US Holdco LLC(b)
10/01/2026	8.000%	9,500,000	9,925,517
Consumer Products 1.1%
Mattel, Inc.(b)
12/31/2025	6.750%	9,246,000	9,687,190
12/15/2027	5.875%	1,348,000	1,359,660
Total			11,046,850
Electric 0.4%
Enviva Partners LP/Finance Corp.(b),(g)
01/15/2026	6.500%	4,125,000	4,289,566
Environmental 0.9%
Covanta Holding Corp.
07/01/2025	5.875%	4,666,000	4,889,622
01/01/2027	6.000%	4,500,000	4,736,250
Total			9,625,872
Finance Companies 1.6%
Fortress Transportation & Infrastructure Investors LLC(b)
10/01/2025	6.500%	7,000,000	7,204,693
Springleaf Finance Corp.
03/15/2025	6.875%	6,100,000	6,971,246
03/15/2026	7.125%	2,091,000	2,410,160
Total			16,586,099
Food and Beverage 0.9%
Chobani LLC/Finance Corp., Inc.(b)
04/15/2025	7.500%	4,972,000	4,726,447
Lamb Weston Holdings, Inc.(b)
11/01/2026	4.875%	4,600,000	4,870,250
Total			9,596,697
Health Care 1.0%
Quotient Ltd.(b),(c),(e)
04/15/2024	12.000%	1,330,000	1,330,000
04/15/2024	12.000%	570,000	570,000

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2019	9

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Surgery Center Holdings, Inc.(b)
07/01/2025	6.750%	8,200,000	7,913,032
Total			9,813,032
Healthcare Insurance 0.6%
Centene Corp.(b),(g)
12/15/2027	4.250%	6,145,000	6,313,481
Independent Energy 1.2%
Indigo Natural Resources LLC(b)
02/15/2026	6.875%	8,600,000	7,819,513
Talos Production LLC/Finance, Inc.
04/03/2022	11.000%	4,169,067	4,231,603
Total			12,051,116
Lodging 0.9%
Marriott Ownership Resorts, Inc./ILG LLC
09/15/2026	6.500%	8,132,000	8,856,633
Media and Entertainment 1.3%
Lions Gate Capital Holdings LLC(b)
11/01/2024	5.875%	9,050,000	8,722,163
Meredith Corp.
02/01/2026	6.875%	4,000,000	4,119,760
Total			12,841,923
Metals and Mining 1.7%
CONSOL Energy, Inc.(b)
11/15/2025	11.000%	4,600,000	3,973,062
Constellium NV(b)
03/01/2025	6.625%	8,400,000	8,755,200
Warrior Met Coal, Inc.(b)
11/01/2024	8.000%	4,437,000	4,479,417
Total			17,207,679
Midstream 0.6%
Rockpoint Gas Storage Canada Ltd.(b)
03/31/2023	7.000%	3,111,000	3,116,643
Summit Midstream Partners LP(f)
Junior Subordinated
12/31/2049	9.500%	5,600,000	3,087,853
Total			6,204,496
Other Industry 0.6%
WeWork Companies, Inc.(b)
05/01/2025	7.875%	9,300,000	6,654,315
Other REIT 0.9%
iStar, Inc.
04/01/2022	6.000%	8,957,000	9,184,250
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Packaging 2.7%
ARD Finance SA(b),(h)
06/30/2027	6.500%	10,000,000	9,963,759
BWAY Holding Co.(b)
04/15/2025	7.250%	9,500,000	8,991,164
Novolex(b)
01/15/2025	6.875%	9,000,000	8,588,791
Total			27,543,714
Pharmaceuticals 0.7%
Bausch Health Companies, Inc.(b)
01/31/2027	8.500%	6,500,000	7,364,862
Restaurants 0.5%
IRB Holding Corp.(b)
02/15/2026	6.750%	4,700,000	4,903,915
Supermarkets 1.0%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP(b)
02/15/2028	5.875%	5,000,000	5,237,128
Safeway, Inc.
02/01/2031	7.250%	4,588,000	4,723,022
Total			9,960,150
Technology 1.4%
Diebold, Inc.
04/15/2024	8.500%	7,000,000	5,994,740
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/U.S. Holdings I LLC(b)
11/30/2024	10.000%	4,250,000	4,577,530
Informatica LLC(b)
07/15/2023	7.125%	4,232,000	4,301,252
Total			14,873,522
Transportation Services 1.1%
Hertz Corp. (The)(b)
10/15/2024	5.500%	5,000,000	5,074,649
08/01/2026	7.125%	5,500,000	5,866,428
Total			10,941,077
Total Corporate Bonds & Notes (Cost $255,278,025)			255,617,392

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Flexible Capital Income Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Limited Partnerships 1.1%
Issuer	Shares	Value ($)
Energy 1.1%
Oil, Gas & Consumable Fuels 1.1%
Enviva Partners LP	165,000	5,702,400
Rattler Midstream LP	375,000	5,966,250
Total		11,668,650
Total Energy		11,668,650
Total Limited Partnerships (Cost $10,403,285)		11,668,650

Preferred Debt 0.9%
Issuer	Coupon Rate	Shares	Value ($)
Banking 0.4%
Citigroup Capital XIII(f)
10/30/2040	8.953%	175,000	4,831,750
Finance Companies 0.5%
GMAC Capital Trust I(f)
02/15/2040	8.303%	190,000	4,926,700
Total Preferred Debt (Cost $9,497,934)			9,758,450

Rights 0.0%
Issuer	Shares	Value ($)
Communication Services 0.0%
Media 0.0%
DISH Network Corp.(a)	9,135	6,212
Total Communication Services		6,212
Total Rights (Cost $—)		6,212
Senior Loans 0.4%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services 0.4%
BCP Raptor LLC/EagleClaw Midstream Ventures(i),(j)
Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 06/24/2024	5.952%	5,045,855	4,288,977
Total Senior Loans (Cost $5,005,836)			4,288,977

Warrants —%
Issuer	Shares	Value ($)
Energy —%
Oil, Gas & Consumable Fuels —%
Goodrich Petroleum Corp.(a),(c),(d),(e)	16,125	0
Total Energy		0
Total Warrants (Cost $—)		0

Money Market Funds 5.2%
	Shares	Value ($)
JPMorgan US Government Money Market Fund, Agency Shares, 1.463%(k)	52,904,848	52,904,848
Total Money Market Funds (Cost $52,904,848)		52,904,848
Total Investments in Securities (Cost: $985,662,273)		1,019,281,561
Other Assets & Liabilities, Net		1,542,799
Net Assets		1,020,824,360

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At November 30, 2019, the total value of these securities amounted to $213,639,287, which represents 20.93% of total net assets.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At November 30, 2019, the total value of these securities amounted to $1,900,000, which represents 0.19% of total net assets.
(d)	Negligible market value.
(e)	Valuation based on significant unobservable inputs.
(f)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of November 30, 2019.
(g)	Represents a security purchased on a when-issued basis.
(h)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2019	11

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Notes to Portfolio of Investments  (continued)
(i)	The stated interest rate represents the weighted average interest rate at November 30, 2019 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(j)	Variable rate security. The interest rate shown was the current rate as of November 30, 2019.
(k)	The rate shown is the seven-day current annualized yield at November 30, 2019.
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	24,614,000	—	—	24,614,000
Consumer Discretionary	43,538,650	—	—	43,538,650
Consumer Staples	30,213,450	—	—	30,213,450
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Flexible Capital Income Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Energy	28,975,450	—	—	28,975,450
Financials	96,722,050	—	—	96,722,050
Health Care	37,219,900	1,335,466	—	38,555,366
Industrials	29,685,950	—	—	29,685,950
Information Technology	72,564,150	—	—	72,564,150
Materials	8,005,500	—	—	8,005,500
Real Estate	19,870,100	—	—	19,870,100
Utilities	8,119,250	—	—	8,119,250
Total Common Stocks	399,528,450	1,335,466	—	400,863,916
Convertible Bonds	—	126,132,541	0*	126,132,541
Convertible Preferred Stocks
Consumer Staples	—	6,306,515	—	6,306,515
Financials	—	22,440,341	—	22,440,341
Health Care	—	38,376,380	—	38,376,380
Industrials	—	12,266,057	—	12,266,057
Information Technology	—	17,230,456	—	17,230,456
Real Estate	—	13,501,739	—	13,501,739
Utilities	—	47,919,087	—	47,919,087
Total Convertible Preferred Stocks	—	158,040,575	—	158,040,575
Corporate Bonds & Notes	—	253,717,392	1,900,000	255,617,392
Limited Partnerships
Energy	11,668,650	—	—	11,668,650
Total Limited Partnerships	11,668,650	—	—	11,668,650
Preferred Debt	9,758,450	—	—	9,758,450
Rights
Communication Services	6,212	—	—	6,212
Total Rights	6,212	—	—	6,212
Senior Loans	—	4,288,977	—	4,288,977
Warrants
Energy	—	—	0*	0*
Total Warrants	—	—	0*	0*
Money Market Funds	52,904,848	—	—	52,904,848
Total Investments in Securities	473,866,610	543,514,951	1,900,000	1,019,281,561

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2019	13

Statement of Assets and Liabilities
November 30, 2019 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $985,662,273)	$1,019,281,561
Receivable for:
Investments sold	5,076,626
Capital shares sold	1,072,351
Dividends	2,038,750
Interest	5,025,141
Prepaid expenses	4,071
Other assets	30,600
Total assets	1,032,529,100
Liabilities
Payable for:
Investments purchased	558,280
Investments purchased on a delayed delivery basis	10,218,382
Capital shares purchased	711,995
Management services fees	35,791
Distribution and/or service fees	16,502
Transfer agent fees	74,307
Compensation of board members	42,419
Compensation of chief compliance officer	93
Other expenses	46,971
Total liabilities	11,704,740
Net assets applicable to outstanding capital stock	$1,020,824,360
Represented by
Paid in capital	981,196,729
Total distributable earnings (loss)	39,627,631
Total - representing net assets applicable to outstanding capital stock	$1,020,824,360
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Flexible Capital Income Fund | Semiannual Report 2019

Statement of Assets and Liabilities  (continued)
November 30, 2019 (Unaudited)
Class A
Net assets	$239,094,237
Shares outstanding	17,964,390
Net asset value per share	$13.31
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$14.12
Advisor Class
Net assets	$19,848,770
Shares outstanding	1,478,778
Net asset value per share	$13.42
Class C
Net assets	$239,980,806
Shares outstanding	18,151,422
Net asset value per share	$13.22
Institutional Class
Net assets	$475,649,822
Shares outstanding	35,737,224
Net asset value per share	$13.31
Institutional 2 Class
Net assets	$32,015,125
Shares outstanding	2,383,352
Net asset value per share	$13.43
Institutional 3 Class
Net assets	$12,598,051
Shares outstanding	950,093
Net asset value per share	$13.26
Class R
Net assets	$1,637,549
Shares outstanding	123,165
Net asset value per share	$13.30
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2019	15

Statement of Operations
Six Months Ended November 30, 2019 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$13,952,671
Interest	12,091,752
Interfund lending	265
Foreign taxes withheld	(38,069)
Total income	26,006,619
Expenses:
Management services fees	3,051,298
Distribution and/or service fees
Class A	282,086
Class C	1,135,883
Class R	3,963
Transfer agent fees
Class A	94,909
Advisor Class	8,664
Class C	95,529
Institutional Class	185,291
Institutional 2 Class	7,940
Institutional 3 Class	506
Class R	667
Compensation of board members	12,174
Custodian fees	4,080
Printing and postage fees	29,215
Registration fees	75,305
Audit fees	12,998
Legal fees	9,092
Compensation of chief compliance officer	93
Other	12,832
Total expenses	5,022,525
Fees waived by transfer agent
Institutional 2 Class	(831)
Institutional 3 Class	(315)
Total net expenses	5,021,379
Net investment income	20,985,240
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	5,249,554
Foreign currency translations	2,290
Net realized gain	5,251,844
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	48,594,476
Net change in unrealized appreciation (depreciation)	48,594,476
Net realized and unrealized gain	53,846,320
Net increase in net assets resulting from operations	$74,831,560
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Flexible Capital Income Fund | Semiannual Report 2019

Statement of Changes in Net Assets
	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019
Operations
Net investment income	$20,985,240	$34,200,818
Net realized gain	5,251,844	8,518,277
Net change in unrealized appreciation (depreciation)	48,594,476	(41,101,272)
Net increase in net assets resulting from operations	74,831,560	1,617,823
Distributions to shareholders
Net investment income and net realized gains
Class A	(4,839,035)	(7,407,699)
Advisor Class	(472,961)	(999,064)
Class C	(4,040,691)	(6,548,597)
Institutional Class	(9,880,690)	(15,862,125)
Institutional 2 Class	(549,646)	(918,267)
Institutional 3 Class	(242,576)	(314,936)
Class R	(31,869)	(45,354)
Class T	—	(162)
Total distributions to shareholders	(20,057,468)	(32,096,204)
Increase in net assets from capital stock activity	80,115,090	239,157,097
Total increase in net assets	134,889,182	208,678,716
Net assets at beginning of period	885,935,178	677,256,462
Net assets at end of period	$1,020,824,360	$885,935,178
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2019	17

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2019 (Unaudited)		May 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,977,146	38,605,330	8,247,915	105,094,653
Distributions reinvested	367,721	4,748,917	573,336	7,274,870
Redemptions	(2,338,490)	(30,301,604)	(3,883,360)	(49,121,118)
Net increase	1,006,377	13,052,643	4,937,891	63,248,405
Advisor Class
Subscriptions	403,886	5,278,366	1,561,917	20,010,646
Distributions reinvested	36,326	472,900	77,969	998,950
Redemptions	(861,581)	(11,250,786)	(1,367,276)	(17,428,019)
Net increase (decrease)	(421,369)	(5,499,520)	272,610	3,581,577
Class C
Subscriptions	2,329,530	30,113,714	6,634,561	84,469,498
Distributions reinvested	308,691	3,966,763	507,416	6,406,962
Redemptions	(1,583,925)	(20,439,154)	(3,076,012)	(38,688,171)
Net increase	1,054,296	13,641,323	4,065,965	52,188,289
Institutional Class
Subscriptions	7,179,071	93,107,516	17,341,191	221,599,624
Distributions reinvested	758,579	9,795,915	1,238,765	15,704,595
Redemptions	(4,526,237)	(58,582,736)	(9,903,688)	(123,179,044)
Net increase	3,411,413	44,320,695	8,676,268	114,125,175
Institutional 2 Class
Subscriptions	1,094,790	14,326,319	978,046	12,694,223
Distributions reinvested	42,112	549,585	71,671	918,152
Redemptions	(239,061)	(3,135,751)	(1,022,733)	(12,728,147)
Net increase	897,841	11,740,153	26,984	884,228
Institutional 3 Class
Subscriptions	267,805	3,467,867	458,743	5,821,666
Distributions reinvested	18,847	242,515	24,964	314,822
Redemptions	(77,067)	(997,286)	(130,483)	(1,632,304)
Net increase	209,585	2,713,096	353,224	4,504,184
Class R
Subscriptions	24,921	322,133	66,216	848,706
Distributions reinvested	2,465	31,814	3,571	45,251
Redemptions	(15,937)	(207,247)	(22,205)	(263,546)
Net increase	11,449	146,700	47,582	630,411
Class T
Distributions reinvested	—	—	7	82
Redemptions	—	—	(439)	(5,254)
Net decrease	—	—	(432)	(5,172)
Total net increase	6,169,592	80,115,090	18,380,092	239,157,097
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Flexible Capital Income Fund | Semiannual Report 2019

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Columbia Flexible Capital Income Fund | Semiannual Report 2019	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 11/30/2019 (Unaudited)	$12.56	0.29	0.74	1.03	(0.28)	—	(0.28)
Year Ended 5/31/2019	$12.98	0.55	(0.44)	0.11	(0.53)	—	(0.53)
Year Ended 5/31/2018	$12.49	0.52	0.52	1.04	(0.55)	—	(0.55)
Year Ended 5/31/2017	$11.06	0.51	1.48	1.99	(0.56)	—	(0.56)
Year Ended 5/31/2016	$12.49	0.49	(1.20)	(0.71)	(0.57)	(0.15)	(0.72)
Year Ended 5/31/2015	$12.59	0.39	0.02	0.41	(0.43)	(0.08)	(0.51)
Advisor Class
Six Months Ended 11/30/2019 (Unaudited)	$12.66	0.31	0.75	1.06	(0.30)	—	(0.30)
Year Ended 5/31/2019	$13.08	0.58	(0.44)	0.14	(0.56)	—	(0.56)
Year Ended 5/31/2018	$12.59	0.56	0.51	1.07	(0.58)	—	(0.58)
Year Ended 5/31/2017	$11.14	0.55	1.49	2.04	(0.59)	—	(0.59)
Year Ended 5/31/2016	$12.58	0.52	(1.21)	(0.69)	(0.60)	(0.15)	(0.75)
Year Ended 5/31/2015	$12.68	0.43	0.01	0.44	(0.46)	(0.08)	(0.54)
Class C
Six Months Ended 11/30/2019 (Unaudited)	$12.48	0.24	0.73	0.97	(0.23)	—	(0.23)
Year Ended 5/31/2019	$12.90	0.45	(0.44)	0.01	(0.43)	—	(0.43)
Year Ended 5/31/2018	$12.42	0.42	0.52	0.94	(0.46)	—	(0.46)
Year Ended 5/31/2017	$11.00	0.42	1.48	1.90	(0.48)	—	(0.48)
Year Ended 5/31/2016	$12.42	0.41	(1.19)	(0.78)	(0.49)	(0.15)	(0.64)
Year Ended 5/31/2015	$12.52	0.30	0.01	0.31	(0.33)	(0.08)	(0.41)
Institutional Class
Six Months Ended 11/30/2019 (Unaudited)	$12.56	0.30	0.75	1.05	(0.30)	—	(0.30)
Year Ended 5/31/2019	$12.98	0.58	(0.44)	0.14	(0.56)	—	(0.56)
Year Ended 5/31/2018	$12.49	0.56	0.51	1.07	(0.58)	—	(0.58)
Year Ended 5/31/2017	$11.06	0.54	1.48	2.02	(0.59)	—	(0.59)
Year Ended 5/31/2016	$12.49	0.52	(1.20)	(0.68)	(0.60)	(0.15)	(0.75)
Year Ended 5/31/2015	$12.60	0.43	0.00(e)	0.43	(0.46)	(0.08)	(0.54)
Institutional 2 Class
Six Months Ended 11/30/2019 (Unaudited)	$12.67	0.31	0.75	1.06	(0.30)	—	(0.30)
Year Ended 5/31/2019	$13.09	0.59	(0.45)	0.14	(0.56)	—	(0.56)
Year Ended 5/31/2018	$12.60	0.57	0.51	1.08	(0.59)	—	(0.59)
Year Ended 5/31/2017	$11.15	0.55	1.50	2.05	(0.60)	—	(0.60)
Year Ended 5/31/2016	$12.58	0.54	(1.21)	(0.67)	(0.61)	(0.15)	(0.76)
Year Ended 5/31/2015	$12.68	0.42	0.03	0.45	(0.47)	(0.08)	(0.55)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Flexible Capital Income Fund | Semiannual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2019 (Unaudited)	$13.31	8.28%	1.01%(c)	1.01%(c)	4.46%(c)	26%	$239,094
Year Ended 5/31/2019	$12.56	0.82%	1.02%	1.02%	4.31%	32%	$212,999
Year Ended 5/31/2018	$12.98	8.48%	1.04%	1.04%(d)	4.06%	50%	$156,011
Year Ended 5/31/2017	$12.49	18.45%	1.06%	1.06%	4.31%	71%	$134,698
Year Ended 5/31/2016	$11.06	(5.42%)	1.09%	1.09%	4.37%	63%	$238,361
Year Ended 5/31/2015	$12.49	3.37%	1.08%	1.07%	3.20%	60%	$372,408
Advisor Class
Six Months Ended 11/30/2019 (Unaudited)	$13.42	8.43%	0.76%(c)	0.76%(c)	4.72%(c)	26%	$19,849
Year Ended 5/31/2019	$12.66	1.07%	0.77%	0.77%	4.54%	32%	$24,065
Year Ended 5/31/2018	$13.08	8.68%	0.79%	0.79%(d)	4.30%	50%	$21,291
Year Ended 5/31/2017	$12.59	18.79%	0.81%	0.81%	4.55%	71%	$18,460
Year Ended 5/31/2016	$11.14	(5.22%)	0.84%	0.84%	4.62%	63%	$14,839
Year Ended 5/31/2015	$12.58	3.61%	0.83%	0.82%	3.45%	60%	$23,755
Class C
Six Months Ended 11/30/2019 (Unaudited)	$13.22	7.85%	1.76%(c)	1.76%(c)	3.71%(c)	26%	$239,981
Year Ended 5/31/2019	$12.48	0.07%	1.77%	1.77%	3.56%	32%	$213,342
Year Ended 5/31/2018	$12.90	7.64%	1.79%	1.79%(d)	3.32%	50%	$168,061
Year Ended 5/31/2017	$12.42	17.58%	1.81%	1.81%	3.56%	71%	$132,227
Year Ended 5/31/2016	$11.00	(6.10%)	1.84%	1.84%	3.64%	63%	$118,203
Year Ended 5/31/2015	$12.42	2.61%	1.83%	1.82%	2.47%	60%	$162,563
Institutional Class
Six Months Ended 11/30/2019 (Unaudited)	$13.31	8.42%	0.76%(c)	0.76%(c)	4.71%(c)	26%	$475,650
Year Ended 5/31/2019	$12.56	1.08%	0.77%	0.77%	4.56%	32%	$406,033
Year Ended 5/31/2018	$12.98	8.75%	0.79%	0.79%(d)	4.32%	50%	$306,954
Year Ended 5/31/2017	$12.49	18.74%	0.82%	0.82%	4.56%	71%	$223,904
Year Ended 5/31/2016	$11.06	(5.18%)	0.83%	0.83%	4.56%	63%	$73,885
Year Ended 5/31/2015	$12.49	3.55%	0.83%	0.82%	3.49%	60%	$144,617
Institutional 2 Class
Six Months Ended 11/30/2019 (Unaudited)	$13.43	8.44%	0.74%(c)	0.73%(c)	4.73%(c)	26%	$32,015
Year Ended 5/31/2019	$12.67	1.10%	0.74%	0.73%	4.59%	32%	$18,828
Year Ended 5/31/2018	$13.09	8.71%	0.77%	0.76%	4.37%	50%	$19,095
Year Ended 5/31/2017	$12.60	18.85%	0.77%	0.77%	4.58%	71%	$5,280
Year Ended 5/31/2016	$11.15	(5.06%)	0.75%	0.75%	4.76%	63%	$4,946
Year Ended 5/31/2015	$12.58	3.66%	0.74%	0.72%	3.41%	60%	$4,663
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2019	21

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2019 (Unaudited)	$12.51	0.31	0.74	1.05	(0.30)	—	(0.30)
Year Ended 5/31/2019	$12.93	0.59	(0.44)	0.15	(0.57)	—	(0.57)
Year Ended 5/31/2018	$12.44	0.58	0.50	1.08	(0.59)	—	(0.59)
Year Ended 5/31/2017(f)	$12.48	(5.60)	5.70	0.10	(0.14)	—	(0.14)
Class R
Six Months Ended 11/30/2019 (Unaudited)	$12.55	0.27	0.74	1.01	(0.26)	—	(0.26)
Year Ended 5/31/2019	$12.97	0.52	(0.45)	0.07	(0.49)	—	(0.49)
Year Ended 5/31/2018	$12.48	0.49	0.52	1.01	(0.52)	—	(0.52)
Year Ended 5/31/2017	$11.05	0.47	1.49	1.96	(0.53)	—	(0.53)
Year Ended 5/31/2016	$12.48	0.45	(1.18)	(0.73)	(0.55)	(0.15)	(0.70)
Year Ended 5/31/2015	$12.58	0.36	0.02	0.38	(0.40)	(0.08)	(0.48)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
(f)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Flexible Capital Income Fund | Semiannual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2019 (Unaudited)	$13.26	8.49%	0.69%(c)	0.68%(c)	4.80%(c)	26%	$12,598
Year Ended 5/31/2019	$12.51	1.16%	0.70%	0.69%	4.66%	32%	$9,267
Year Ended 5/31/2018	$12.93	8.82%	0.72%	0.71%	4.50%	50%	$5,009
Year Ended 5/31/2017(f)	$12.44	0.84%	0.74%(c)	0.74%(c)	(184.79%)(c)	71%	$2
Class R
Six Months Ended 11/30/2019 (Unaudited)	$13.30	8.15%	1.26%(c)	1.26%(c)	4.21%(c)	26%	$1,638
Year Ended 5/31/2019	$12.55	0.57%	1.27%	1.27%	4.08%	32%	$1,402
Year Ended 5/31/2018	$12.97	8.22%	1.29%	1.29%(d)	3.81%	50%	$832
Year Ended 5/31/2017	$12.48	18.18%	1.31%	1.31%	3.95%	71%	$626
Year Ended 5/31/2016	$11.05	(5.67%)	1.33%	1.33%	3.98%	63%	$299
Year Ended 5/31/2015	$12.48	3.11%	1.34%	1.33%	2.94%	60%	$1,368
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2019	23

Notes to Financial Statements
November 30, 2019 (Unaudited)
Note 1. Organization
Columbia Flexible Capital Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may
24	Columbia Flexible Capital Income Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Columbia Flexible Capital Income Fund | Semiannual Report 2019	25

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
26	Columbia Flexible Capital Income Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Columbia Flexible Capital Income Fund | Semiannual Report 2019	27

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.65% to 0.54% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2019 was 0.64% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, prior to October 1, 2019, Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
28	Columbia Flexible Capital Income Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
For the six months ended November 30, 2019, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.08
Advisor Class	0.08
Class C	0.08
Institutional Class	0.08
Institutional 2 Class	0.05
Institutional 3 Class	0.00
Class R	0.08
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2019, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,111,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2019, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	574,453
Class C	—	1.00(b)	13,250

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Columbia Flexible Capital Income Fund | Semiannual Report 2019	29

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2019 through September 30, 2020	Prior to October 1, 2019
Class A	1.22%	1.25%
Advisor Class	0.97	1.00
Class C	1.97	2.00
Institutional Class	0.97	1.00
Institutional 2 Class	0.95	0.97
Institutional 3 Class	0.90	0.92
Class R	1.47	1.50
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitments, prior to October 1, 2019, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2019, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
985,662,000	73,524,000	(39,904,000)	33,620,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.
No expiration short-term ($)	No expiration long-term ($)	Total ($)
4,501,722	—	4,501,722
30	Columbia Flexible Capital Income Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $302,894,955 and $239,448,046, respectively, for the six months ended November 30, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended November 30, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	2,100,000	2.40	2
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at November 30, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended November 30, 2019.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Columbia Flexible Capital Income Fund | Semiannual Report 2019	31

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At November 30, 2019, affiliated shareholders of record owned 40.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	Columbia Flexible Capital Income Fund | Semiannual Report 2019

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Flexible Capital Income Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2018 and January, March, April and June 2019, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 17-19, 2019 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2019 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2018 in the performance of administrative services, and noted the various enhancements anticipated for 2019. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its relatively strong cash position and solid balance sheet.
Columbia Flexible Capital Income Fund | Semiannual Report 2019	33

Approval of Management Agreement  (continued)

The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of Columbia Threadneedle’s profitability, particularly in comparison to industry competitors, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliate s in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2018 the Board had concluded that 2017 profitability was reasonable and that the 2019 information shows that the profitability generated by Columbia Threadneedle in 2018 only slightly increased from 2017 levels. The Board also noted JDL’s report and its conclusion that 2018 Columbia Threadneedle profitability relative to industry competitors was reasonable. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
34	Columbia Flexible Capital Income Fund | Semiannual Report 2019

Approval of Management Agreement  (continued)

Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 19, 2019, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Flexible Capital Income Fund | Semiannual Report 2019	35

Columbia Flexible Capital Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR148_05_K01_(01/20)

SemiAnnual Report
November 30, 2019
Columbia Mortgage Opportunities Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Mortgage Opportunities Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Mortgage Opportunities Fund  |  Semiannual Report 2019

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of long-term capital appreciation and current income.
Portfolio management
Jason Callan
Co-Portfolio Manager
Managed Fund since 2014
Tom Heuer, CFA
Co-Portfolio Manager
Managed Fund since 2014
Ryan Osborn, CFA
Co-Portfolio Manager
Managed Fund since February 2019
Average annual total returns (%) (for the period ended November 30, 2019)
		Inception	6 Months cumulative	1 Year	5 Years	Life
Class A	Excluding sales charges	04/30/14	1.95	6.94	5.47	5.35
	Including sales charges		-1.16	3.71	4.84	4.78
Advisor Class		04/30/14	2.08	7.21	5.72	5.60
Class C	Excluding sales charges	04/30/14	1.47	6.14	4.66	4.55
	Including sales charges		0.47	5.14	4.66	4.55
Institutional Class		04/30/14	1.98	7.21	5.72	5.60
Institutional 2 Class		04/30/14	2.10	7.27	5.79	5.68
Institutional 3 Class*		03/01/17	2.03	7.32	5.66	5.52
FTSE One-Month U.S. Treasury Bill Index			1.03	2.26	0.98	0.88
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The FTSE One-Month U.S. Treasury Bill Index is an unmanaged index that measures the rate of return for 30-day U.S. Treasury Bills.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Mortgage Opportunities Fund | Semiannual Report 2019	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2019)
Asset-Backed Securities — Non-Agency	14.4
Commercial Mortgage-Backed Securities - Agency	0.6
Commercial Mortgage-Backed Securities - Non-Agency	8.7
Money Market Funds	1.3
Options Purchased Calls	0.2
Residential Mortgage-Backed Securities - Agency	53.2
Residential Mortgage-Backed Securities - Non-Agency	21.6
Total	100.0
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at November 30, 2019)
AAA rating	54.8
AA rating	1.8
A rating	0.9
BBB rating	9.3
BB rating	9.8
B rating	3.3
Not rated	20.1
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Mortgage Opportunities Fund | Semiannual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2019 — November 30, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,019.50	1,019.89	5.02	5.02	1.00
Advisor Class	1,000.00	1,000.00	1,020.80	1,021.13	3.77	3.77	0.75
Class C	1,000.00	1,000.00	1,014.70	1,016.11	8.82	8.82	1.76
Institutional Class	1,000.00	1,000.00	1,019.80	1,021.13	3.77	3.77	0.75
Institutional 2 Class	1,000.00	1,000.00	1,021.00	1,021.33	3.57	3.57	0.71
Institutional 3 Class	1,000.00	1,000.00	1,020.30	1,021.58	3.32	3.32	0.66
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Mortgage Opportunities Fund | Semiannual Report 2019	5

Portfolio of Investments
November 30, 2019 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 26.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ARES XLIV CLO Ltd.(a),(b)
Series 2017-44A Class D
3-month USD LIBOR + 6.550% 10/15/2029	8.551%	4,500,000	4,307,283
Avant Loans Funding Trust(a)
Series 2019-B Class B
10/15/2026	3.150%	5,800,000	5,808,224
Series 2019-B Class C
10/15/2026	4.540%	7,000,000	7,003,394
Ballyrock CLO Ltd.(a),(b)
Series 2018-1A Class A2
3-month USD LIBOR + 1.600% 04/20/2031	3.566%	4,000,000	3,955,744
Series 2019-1A Class A2
3-month USD LIBOR + 1.850% 07/15/2032	4.187%	7,500,000	7,502,977
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-3A Class A2R
3-month USD LIBOR + 1.400% 10/15/2030	3.401%	4,000,000	3,932,224
Series 2013-3A Class BR
3-month USD LIBOR + 1.700% 10/15/2030	3.701%	5,000,000	4,713,420
Series 2015-4A Class CR
3-month USD LIBOR + 3.700% 07/20/2032	5.666%	7,500,000	7,421,962
CLUB Credit Trust(a)
Series 2018-NP1 Class C
05/15/2024	4.740%	3,259,536	3,277,255
Conn’s Receivables Funding LLC(a)
Series 2019-A Class B
10/16/2023	4.360%	6,000,000	6,052,126
Series 2019-B Class B
06/17/2024	3.620%	8,000,000	7,999,650
Subordinated Series 2018-A Class B
01/15/2023	4.650%	7,319,461	7,362,658
Consumer Lending Receivables Trust(a)
Series 2019-A Class B
04/15/2026	4.010%	5,000,000	5,063,283
Consumer Underlying Bond Securitization(a)
Series 2018-1 Class A
02/17/2026	4.790%	13,500,000	13,694,646
Series 2018-1 Class B
02/17/2026	6.170%	12,500,000	12,859,364
Credit Suisse ABS Trust(a)
Series 2018-LD1 Class C
07/25/2024	5.170%	3,000,000	3,036,850
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ENVA LLC(a)
Series 2019-A Class B
06/22/2026	6.170%	4,500,000	4,501,327
Series 2019-A Class C
06/22/2026	7.620%	1,967,000	1,968,809
LendingClub Receivables Trust(a)
Series 2019-1 Class A
07/17/2045	4.000%	12,199,189	12,239,905
Series 2019-2 Class A
08/15/2025	4.000%	7,561,009	7,573,637
Series 2019-3 Class A
10/15/2025	3.750%	15,551,926	15,522,423
Series 2019-5 Class A
12/15/2045	3.750%	18,962,271	18,928,507
Madison Park Funding XXXII Ltd.(a),(b)
Series 2018-32A Class C
3-month USD LIBOR + 2.900% Floor 2.900% 01/22/2031	4.853%	6,500,000	6,510,783
Series 2018-32A Class D
3-month USD LIBOR + 4.100% Floor 4.100% 01/22/2031	6.053%	10,000,000	10,001,660
Marlette Funding Trust(a)
Subordinated Series 2018-2A Class C
07/17/2028	4.370%	10,000,000	10,177,021
Subordinated Series 2018-4A Class C
12/15/2028	4.910%	8,000,000	8,263,515
Morgan Stanley Resecuritization Pass-Through Trust(a),(c)
Series 2018-SC1 Class B
09/18/2023	1.000%	3,371,494	3,337,779
Morgan Stanley Resecuritization Pass-Through Trust(a),(c),(d)
Series 2018-SC1 Class R
09/18/2023	0.000%	950,000	13,509,000
Octagon Investment Partners Ltd.(a),(b)
Series 2018-18A Class A2
3-month USD LIBOR + 1.470% 04/16/2031	3.471%	11,000,000	10,775,985
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% 10/22/2030	9.203%	2,000,000	1,850,006
OZLM Funding Ltd.(a),(b)
Series 2012-1A Class DR2
3-month USD LIBOR + 6.670% 07/22/2029	8.623%	2,000,000	1,854,116
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Mortgage Opportunities Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OZLM XI Ltd.(a),(b)
Series 2015-11A Class A2R
3-month USD LIBOR + 1.750% 10/30/2030	3.686%	6,300,000	6,138,002
OZLM XVII Ltd.(a),(b)
Series 2017-17A Class D
3-month USD LIBOR + 5.990% 07/20/2030	7.956%	3,750,000	3,388,155
Pagaya AI Debt Selection Trust(a),(c)
Series 2019-1 Class B
06/15/2026	5.499%	15,000,000	15,187,500
Pagaya AI Debt Selection Trust(a)
Series 2019-3 Class B
11/16/2026	5.625%	9,900,000	9,924,585
Subordinated Series 2019-2 Class A2B
09/15/2026	3.929%	7,745,250	7,602,076
Palmer Square Loan Funding Ltd.(a),(b)
Series 2019-2A Class A2
3-month USD LIBOR + 1.600% Floor 1.600% 04/20/2027	3.566%	8,000,000	7,999,832
Prosper Marketplace Issuance Trust(a)
Series 2018-1A Class C
06/17/2024	4.870%	15,477,000	15,661,511
Series 2019-1A Class B
04/15/2025	4.030%	9,800,000	9,905,764
Series 2019-2A Class B
09/15/2025	3.690%	9,700,000	9,743,549
Series 2019-3A Class B
07/15/2025	3.590%	8,500,000	8,544,608
Subordinated Series 2017-1A Class C
06/15/2023	5.800%	2,233,158	2,265,102
Subordinated Series 2017-2A Class C
09/15/2023	5.370%	5,130,518	5,183,283
Subordinated Series 2017-3A Class C
11/15/2023	5.210%	13,000,000	13,035,655
Subordinated Series 2019-3A Class C
07/15/2025	4.940%	8,500,000	8,646,719
Prosper Pass-Through Trust(a),(c)
Series 2019-ST2 Class A
11/15/2025	3.750%	10,000,000	10,000,000
Race Point IX CLO Ltd.(a),(b)
Series 2015-9R Class A2R
3-month USD LIBOR + 1.650% 10/15/2030	3.651%	13,930,000	13,807,068
Redding Ridge Asset Management Ltd.(a),(b)
Series 2018-4A Class D
3-month USD LIBOR + 5.850% 04/15/2030	7.751%	5,000,000	4,562,180
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RR 1 LLC(a),(b)
Series 2017-1A Class A2R
3-month USD LIBOR + 1.700% 07/15/2029	3.701%	4,000,000	3,993,308
Series 2017-1A Class DR
3-month USD LIBOR + 6.500% 07/15/2029	8.501%	6,280,000	5,941,916
SoFi Consumer Loan Program LLC(a),(c),(d),(e)
Series 2016-2 Class R
10/27/2025	0.000%	379,888	10,731,836
Series 2016-4 Class R
11/25/2025	0.000%	900,000	7,290,000
SoFi Consumer Loan Program Repack Trust(a),(c),(f)
Series 2018-3 Class R1A
08/28/2027	2.000%	2,147,930	2,131,821
Series 2018-4 Class R1A
12/01/2027	2.000%	3,101,537	3,056,831
Series 2019-1 Class R1A
03/01/2028	2.000%	3,145,018	3,095,656
Series 2019-2 Class R1A
04/28/2028	2.000%	3,332,469	3,280,409
Series 2019-3 Class R1A
05/30/2028	2.000%	4,655,550	4,565,143
SoFi Professional Loan Program LLC(a),(c),(d),(e),(f)
Series 2015-D Class RC
10/26/2037	0.000%	7	1,726,667
Series 2016-A Class RIO
01/25/2038	0.000%	6	780,000
Series 2016-A Class RPO
01/25/2038	0.000%	6	1,768,925
SoFi Professional Loan Program LLC(a),(c),(d),(e)
Series 2017-A Class R
03/26/2040	0.000%	84,403	3,421,276
Upgrade Receivables Trust(a)
Subordinated Series 2019-2A Class C
10/15/2025	4.450%	15,977,017	15,973,497
Westlake Automobile Receivables Trust(a)
Subordinated Series 2018-2A Class E
01/16/2024	4.860%	11,305,000	11,716,958
Subordinated Series 2019-2A Class E
04/15/2025	4.020%	7,000,000	7,131,903
Subordinated Series 2019-3A Class E
03/17/2025	3.590%	8,000,000	8,028,943
Total Asset-Backed Securities — Non-Agency (Cost $486,960,964)			477,236,211

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2019	7

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Commercial Mortgage-Backed Securities - Agency 1.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(g),(h)
Series 2017-100 Class IO
05/16/2059	0.807%	88,933,125	5,387,853
Series 2017-30 Class IO
08/16/2058	0.711%	88,491,059	4,912,413
Series 2019-37 Class IO
11/16/2060	0.841%	128,078,025	9,666,715
Total Commercial Mortgage-Backed Securities - Agency (Cost $20,967,904)			19,966,981

Commercial Mortgage-Backed Securities - Non-Agency 16.2%

BBCMS Mortgage Trust(a),(b)
Series 2019-BWAY Class E
1-month USD LIBOR + 2.850% Floor 2.850% 11/25/2034	4.650%	17,850,000	17,729,641
BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class F
1-month USD LIBOR + 2.950% Floor 2.950% 10/15/2037	4.715%	5,400,000	5,406,758
BFLD(a),(b)
Series 2019-DPLO Class G
1-month USD LIBOR + 3.190% Floor 3.190% 10/15/2034	5.104%	6,853,000	6,861,732
BHMS Mortgage Trust(a),(b)
Series 2018-ATLS Class D
1-month USD LIBOR + 2.250% Floor 2.250% 07/15/2035	4.015%	10,000,000	9,999,992
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class F
1-month USD LIBOR + 2.900% Floor 2.900% 06/15/2035	4.665%	14,000,000	14,052,046
BX Trust(a),(b)
Series 2018-GW Class G
1-month USD LIBOR + 2.920% Floor 2.920% 05/15/2035	4.685%	7,250,000	7,296,233
Series 2019-ATL Class E
1-month USD LIBOR + 2.237% Floor 2.237% 10/15/2036	4.237%	6,500,000	6,500,012
CHT 2017-COSMO Mortgage Trust(a),(b)
Series 2017-CSMO Class D
1-month USD LIBOR + 2.250% Floor 2.100% 11/15/2036	4.015%	5,000,000	5,003,114
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2017-CSMO Class E
1-month USD LIBOR + 3.000% Floor 3.000% 11/15/2036	4.765%	5,803,000	5,808,429
CLNY Trust(a),(b),(i)
Series 2019-IKPR Class E
1-month USD LIBOR + 2.822% Floor 2.822% 11/15/2038	4.592%	6,000,000	5,965,748
Series 2019-IKPR Class F
1-month USD LIBOR + 3.520% Floor 3.520% 11/15/2038	5.290%	13,000,000	12,925,904
Cosmopolitan Hotel Mortgage Trust(a),(b)
Subordinated Series 2017-CSMO Class F
1-month USD LIBOR + 3.741% Floor 3.800% 11/15/2036	5.506%	10,203,000	10,215,684
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class D
09/15/2037	4.373%	6,990,000	6,918,665
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	23,525,000	22,282,708
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	13,000,000	11,892,992
Hilton U.S.A. Trust(a),(g)
Series 2016-HHV Class F
11/05/2038	4.333%	12,500,000	12,559,217
Hilton U.S.A. Trust(a)
Subordinated Series 2016-SFP Class F
11/05/2035	6.155%	12,100,000	12,122,545
Invitation Homes Trust(a),(b)
Series 2017-SFR2 Class E
1-month USD LIBOR + 2.250% Floor 2.250% 12/17/2036	4.016%	3,213,076	3,213,067
JPMorgan Chase Commercial Mortgage Securities Trust(a),(g)
Subordinated Series 2015-UES Class E
09/05/2032	3.742%	16,880,000	16,894,620
Subordinated Series 2016-WIKI Class D
10/05/2031	4.143%	7,239,000	7,360,698
Subordinated Series 2016-WIKI Class E
10/05/2031	4.143%	15,000,000	15,145,333
JPMorgan Chase Commercial Mortgage Securities Trust(a),(b)
Subordinated Series 2018-ASH8 Class F
1-month USD LIBOR + 4.000% Floor 3.800% 02/15/2035	5.765%	9,000,000	9,027,950

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Mortgage Opportunities Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morgan Stanley Capital I Trust(a),(g)
Series 2018-MP Class E
07/11/2040	4.419%	6,500,000	6,535,144
Morgan Stanley Capital I Trust(a)
Series 2019-MEAD Class E
11/10/2036	3.177%	5,500,000	5,279,301
Morgan Stanley Capital I Trust(a),(b)
Subordinated Series 2017-ASHF Class E
1-month USD LIBOR + 3.150% Floor 3.150% 11/15/2034	4.915%	4,300,000	4,302,651
Olympic Tower Mortgage Trust(a),(g)
Subordinated Series 2017-OT Class D
05/10/2039	4.077%	4,040,000	4,247,191
Progress Residential Trust(a)
Series 2017-SFR1 Class E
08/17/2034	4.261%	2,802,000	2,849,316
Series 2019-SFR1 Class F
08/17/2035	5.061%	10,000,000	10,271,714
Series 2019-SFR3 Class F
09/17/2036	3.867%	8,000,000	7,916,683
Subordinated Series 2019-SFR2 Class F
05/17/2036	4.837%	10,000,000	10,232,512
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class F
1-month USD LIBOR + 3.821% Floor 3.821% 02/15/2032	5.586%	9,600,000	9,653,467
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $279,628,181)			286,471,067

Residential Mortgage-Backed Securities - Agency 99.2%

Federal Home Loan Mortgage Corp.(b),(h)
CMO Series 3922 Class SH
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 09/15/2041	4.135%	9,038,636	1,281,797
CMO Series 4057 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 04/15/2039	4.285%	73,673,849	3,013,784
CMO Series 4093 Class SD
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 01/15/2038	4.935%	19,805,018	1,845,396
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4097 Class ST
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/15/2042	4.285%	2,552,199	387,896
CMO Series 4223 Class DS
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 12/15/2038	4.335%	5,214,691	300,720
CMO Series 4286 Class NS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 12/15/2043	4.135%	2,189,799	454,731
CMO Series 4670 Class QS
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 03/15/2047	4.335%	21,143,191	4,425,323
CMO Series 4704 Class SK
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/15/2047	4.385%	21,231,053	4,472,347
CMO Series 4826 Class KS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/15/2048	4.435%	19,961,894	4,130,731
CMO STRIPS Series 309 Class S4
-1.0 x 1-month USD LIBOR + 5.970% Cap 5.970% 08/15/2043	4.205%	4,945,120	877,632
Federal Home Loan Mortgage Corp.(h)
CMO Series 4121 Class IA
01/15/2041	3.500%	1,162,692	92,200
CMO Series 4213 Class DI
06/15/2038	3.500%	4,208,455	227,250
CMO Series 4215 Class IL
07/15/2041	3.500%	5,372,037	388,855
CMO STRIPS Series 304 Class C67
12/15/2042	4.500%	5,707,359	1,115,289
Federal Home Loan Mortgage Corp.(g),(h)
CMO Series 4620 Class AS
11/15/2042	2.113%	3,454,171	183,564
Federal National Mortgage Association(i)
12/12/2049	3.000%	742,775,000	753,249,286
12/12/2049	3.500%	285,000,000	292,570,313
12/12/2049	4.000%	45,000,000	46,689,258

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2019	9

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(h)
CMO Series 2012-121 Class GI
08/25/2039	3.500%	2,635,837	165,291
CMO Series 2012-152 Class EI
07/25/2031	3.000%	7,873,265	503,931
CMO Series 2013-117 Class AI
04/25/2036	3.500%	1,398,342	25,109
Federal National Mortgage Association(b),(h)
CMO Series 2013-101 Class CS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 10/25/2043	4.192%	3,878,984	851,290
CMO Series 2013-97 Class SB
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 06/25/2032	4.392%	1,562,399	125,107
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	4.442%	2,651,546	381,970
CMO Series 2015-27 Class AS
-1.0 x 1-month USD LIBOR + 5.650% Cap 5.650% 05/25/2045	3.942%	22,197,506	3,914,857
CMO Series 2015-8 Class AS
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 03/25/2045	4.392%	17,335,739	3,752,470
CMO Series 2016-31 Class VS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 06/25/2046	4.292%	3,487,554	671,557
CMO Series 2016-57 Class SA
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 08/25/2046	4.292%	22,288,056	4,638,657
CMO Series 2017-50 Class SB
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 07/25/2047	4.392%	16,766,617	3,579,389
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-51 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	4.442%	31,821,815	6,734,492
CMO Series 2017-57 Class SD
-1.0 x 1-month USD LIBOR + 3.950% Cap 2.750% 08/25/2047	2.242%	76,321,590	6,560,253
CMO Series 2017-72 Class S
-1.0 x 1-month USD LIBOR + 3.950% Cap 2.750% 09/25/2047	2.242%	66,092,655	5,320,730
CMO Series 2017-90 Class SP
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/25/2047	4.442%	17,652,381	3,770,962
CMO Series 2019-33 Class SB
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2049	4.342%	23,530,007	4,761,384
CMO Series 2019-42 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/25/2049	4.342%	25,625,222	5,219,212
Government National Mortgage Association(i)
12/19/2049	3.000%	402,000,000	413,149,221
Government National Mortgage Association(h)
CMO Series 2014-184 Class CI
11/16/2041	3.500%	9,209,144	1,269,761
CMO Series 2018-78 Class GI
04/20/2048	4.000%	26,700,639	3,560,982
Government National Mortgage Association(b),(h)
CMO Series 2017-101 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2047	4.476%	38,478,272	7,060,628
CMO Series 2017-101 Class SL
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2047	4.476%	18,961,882	3,737,080

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Mortgage Opportunities Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-163 Class SD
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 11/20/2047	4.476%	24,485,034	4,983,706
CMO Series 2018-113 Class SB
-1.0 x 1-month USD LIBOR + 4.600% Cap 4.600% 08/20/2048	2.876%	61,379,286	7,572,491
CMO Series 2018-124 Class SG
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/20/2048	4.476%	19,921,235	4,543,826
CMO Series 2018-125 Class SU
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/20/2048	4.476%	16,178,088	3,216,637
CMO Series 2018-155 Class LS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	4.426%	22,903,009	3,922,667
CMO Series 2018-168 Class KS
1-month USD LIBOR + 6.150% Cap 6.150% 12/20/2048	4.426%	48,610,343	8,521,991
CMO Series 2018-40 Class SC
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 03/20/2048	4.476%	17,064,104	3,446,270
CMO Series 2018-63 Class HS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 04/20/2048	4.476%	19,139,960	3,986,008
CMO Series 2018-63 Class SH
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 04/20/2048	4.476%	23,613,913	4,506,479
CMO Series 2018-78 Class SB
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 06/20/2048	4.476%	19,448,894	3,834,546
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-94 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/20/2048	4.476%	16,266,057	3,440,964
CMO Series 2019-1 Class SG
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 01/20/2049	4.326%	47,155,182	9,932,131
CMO Series 2019-119 Class KS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 09/16/2049	4.288%	45,247,637	11,476,651
CMO Series 2019-20 Class SB
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 02/20/2049	4.376%	41,969,286	8,452,501
CMO Series 2019-20 Class SC
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 02/20/2049	4.376%	47,094,794	8,441,831
CMO Series 2019-23 Class NS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	4.326%	45,865,111	8,206,800
CMO Series 2019-29 Class SH
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 03/20/2049	4.326%	18,977,987	3,081,169
CMO Series 2019-43 Class NS
-1.0 x 1-month USD LIBOR + 3.270% Cap 3.270% 04/20/2049	1.546%	41,007,673	3,087,213
CMO Series 2019-45 Class SE
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 04/20/2049	4.276%	43,262,284	7,760,272
CMO Series 2019-52 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 04/20/2049	4.376%	44,398,129	8,904,125

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2019	11

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-6 Class SD
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 01/20/2049	4.376%	55,448,943	9,309,085
CMO Series 2019-78 Class FS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 06/20/2049	4.476%	33,554,048	8,249,722
CMO Series 2019-92 Class SD
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 07/20/2049	4.376%	61,780,774	13,317,970
CMO Series 2019-92 Class SL
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 07/20/2049	4.376%	37,654,204	6,659,123
CMO Series 2019-97 Class SA
1-month LIBID + 6.100% Cap 6.100% 08/20/2049	4.376%	20,491,457	4,135,461
Total Residential Mortgage-Backed Securities - Agency (Cost $1,724,370,034)			1,758,450,344

Residential Mortgage-Backed Securities - Non-Agency 40.3%

Angel Oak Mortgage Trust I LLC(a)
CMO Series 2016-1 Class A2
07/25/2046	5.000%	604,735	617,980
Angel Oak Mortgage Trust I LLC(a),(g)
CMO Series 2017-2 Class B1
07/25/2047	4.646%	5,000,000	5,057,839
CMO Series 2018-2 Class M1
07/27/2048	4.343%	9,984,000	10,120,581
CMO Series 2019-1 Class B1
11/25/2048	5.400%	7,000,000	7,215,693
CMO Series 2019-1 Class M1
11/25/2048	4.500%	9,000,000	9,284,806
Subordinated CMO Series 2019-2 Class B1
03/25/2049	5.016%	5,000,000	5,144,245
Angel Oak Mortgage Trust I LLC(a),(c),(f),(g)
CMO Series 2018-3 Class M2
09/25/2048	4.721%	11,091,000	11,443,694
Bayview Opportunity Master Fund IVa Trust(a)
Subordinated CMO Series 2016-SPL1 Class B3
04/28/2055	5.500%	2,500,000	2,723,470
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bayview Opportunity Master Fund Trust IVb(a)
CMO Series 2019-RN1 Class A1
02/28/2034	4.090%	2,718,544	2,748,890
BCAP LLC Trust(a),(g)
CMO Series 2010-RR11 Class 8A1
05/27/2037	4.530%	453,210	455,028
Bellemeade Re Ltd.(a),(b)
CMO Series 2017-1 Class M2
1-month USD LIBOR + 3.350% 10/25/2027	5.495%	3,000,000	3,073,085
CMO Series 2018-2A Class M1B
1-month USD LIBOR + 1.350% 08/25/2028	3.058%	5,000,000	5,008,608
CMO Series 2018-2A Class M1C
1-month USD LIBOR + 1.600% 08/25/2028	3.308%	25,210,000	25,324,491
CMO Series 2018-3A Class M1B
1-month USD LIBOR + 1.850% Floor 1.850% 10/25/2027	4.254%	6,500,000	6,499,993
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 03/25/2029	3.573%	12,270,000	12,213,514
CMO Series 2019-3A Class M1B
1-month USD LIBOR + 1.600% Floor 1.600% 07/25/2029	3.308%	15,000,000	15,031,009
BRAVO Residential Funding Trust(a),(g)
CMO Series 2019-NQM2 Class B1
11/25/2059	3.954%	8,550,000	8,549,817
CAM Mortgage Trust(a)
CMO Series 2018-1 Class A2
12/01/2065	5.000%	5,434,045	5,432,188
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	4.573%	2,000,000	2,005,905
CMO Series 2018-GT1 Class B
1-month USD LIBOR + 3.500% 05/25/2023	5.323%	4,350,000	4,357,008
Citigroup Mortgage Loan Trust(a),(g)
CMO Series 2019-IMC1 Class M1
07/25/2049	3.170%	5,000,000	4,975,033
Citigroup Mortgage Loan Trust, Inc.(a),(g)
CMO Series 2013-11 Class 3A3
09/25/2034	4.165%	380,430	380,647
CMO Series 2015-A Class B3
06/25/2058	4.500%	3,804,864	3,795,438

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Mortgage Opportunities Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup Mortgage Loan Trust, Inc.(a),(h)
CMO Series 2015-A Class A1IO
06/25/2058	1.000%	25,679,385	360,210
CMO Series 2015-A Class A4IO
06/25/2058	0.250%	3,970,251	13,923
Connecticut Avenue Securities Trust(a),(b),(i)
CMO Series 2019-HRP1 Class B1
1-month USD LIBOR + 9.250% 11/25/2039	10.958%	18,400,000	18,795,600
Deephaven Residential Mortgage Trust(a),(g)
CMO Series 2017-2A Class M1
06/25/2047	3.897%	2,000,000	2,026,581
Subordinated CMO Series 2018-3A Class B1
08/25/2058	5.007%	6,000,000	6,103,871
Subordinated CMO Series 2018-4A Class B1
10/25/2058	5.535%	12,000,000	12,445,876
Deephaven Residential Mortgage Trust(a)
CMO Series 2017-3A Class M1
10/25/2047	3.511%	2,959,000	2,960,132
Eagle RE Ltd.(a),(b)
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.800% 04/25/2029	3.623%	5,800,000	5,809,231
Ellington Financial Mortgage Trust(a),(c),(f),(g)
CMO Series 2018-1 Class M1
10/25/2058	4.874%	6,475,000	6,761,195
Federal National Mortgage Association(b),(c),(h),(i)
CMO Series PNC-2389 Class SA
1-month USD LIBOR + 5.950% Cap 5.950% 11/20/2049	4.234%	27,598,065	5,933,584
FMC GMSR Issuer Trust(a),(g)
CMO Series 2019-GT1 Class B
05/25/2024	5.660%	9,000,000	9,263,087
GCAT LLC(a),(g)
CMO Series 2019-1 Class A1
04/26/2049	4.089%	2,214,191	2,219,828
CMO Series 2019-2 Class A1
06/25/2024	3.475%	7,877,324	7,879,377
GCAT LLC(a)
CMO Series 2019-NQM1 Class M1
02/25/2059	3.849%	8,800,000	8,847,748
GCAT Trust(a),(g)
Subordinated CMO Series 2019-NQM3 Class M1
11/25/2059	3.450%	5,650,000	5,650,000
Headlands Residential LLC(a)
CMO Series 2019-RPL1
06/25/2024	3.967%	10,000,000	10,080,013
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Homeward Opportunities Fund I Trust(a),(g)
CMO Series 2019-1 Class B1
01/25/2059	4.800%	4,500,000	4,571,645
Homeward Opportunities Fund I Trust(a)
CMO Subordinated Series 2018-1 Class B1
06/25/2048	5.295%	7,000,000	7,132,339
Homeward Opportunities Fund I Trust(a),(c)
Subordinated CMO Series 2018-2 Class B1
11/25/2058	5.593%	13,285,000	13,683,550
Legacy Mortgage Asset Trust(a)
CMO Series 2017-GS1 Class A2
01/25/2057	3.500%	11,000,000	10,938,789
MFA LLC(a)
CMO Series 2018-NPL2 Class A1
07/25/2048	4.164%	7,538,046	7,547,262
New Residential Mortgage LLC(a)
CMO Series 2018-FNT1 Class F
05/25/2023	5.570%	13,447,761	13,600,534
CMO Series 2018-FNT2 Class F
07/25/2054	5.950%	6,969,759	6,965,403
Subordinated CMO Series 2018-FNT1 Class D
05/25/2023	4.690%	5,547,201	5,543,734
Subordinated CMO Series 2018-FNT1 Class E
05/25/2023	4.890%	1,584,915	1,603,335
Subordinated CMO Series 2018-FNT1 Class G
05/25/2023	5.670%	9,644,734	9,754,595
New Residential Mortgage Loan Trust(a),(g),(h)
CMO Series 2014-1A Class AIO
01/25/2054	2.309%	9,668,909	389,839
New Residential Mortgage Loan Trust(a),(g)
CMO Series 2019-NQM3 Class B1
07/25/2049	4.653%	11,286,000	11,339,303
CMO Series 2019-RPL1 Class A1
02/26/2024	4.335%	9,297,229	9,372,645
NRZ Excess Spread-Collateralized Notes(a)
Series 2018-PLS1 Class D
01/25/2023	4.374%	6,170,786	6,204,875
Subordinated CMO Series 2018-PLS2 Class D
02/25/2023	4.593%	1,653,352	1,667,142
Oaktown Re III Ltd.(a),(b)
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 07/25/2029	3.773%	9,100,000	9,103,334
OMSR(a),(c),(f)
CMO Series 2019-PLS1 Class A
11/25/2024	5.069%	18,500,000	18,499,959

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2019	13

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PMT Credit Risk Transfer Trust(a),(b)
CMO Series 2019-1R Class A
1-month USD LIBOR + 2.000% Floor 2.000% 03/27/2024	3.805%	19,694,198	19,679,025
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/27/2023	4.555%	16,869,145	16,996,134
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	4.558%	10,879,000	10,944,916
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	4.473%	19,100,000	19,165,078
Preston Ridge Partners Mortgage LLC(a),(g)
CMO Series 2017-3A Class A2
11/25/2022	5.000%	6,000,000	5,984,483
CMO Series 2018-3A Class A1
10/25/2023	4.483%	5,759,849	5,824,603
CMO Series 2019-1A Class A2
01/25/2024	5.000%	20,000,000	19,538,724
Preston Ridge Partners Mortgage LLC(a)
CMO Series 2018-2A Class A2
08/25/2023	5.000%	6,788,000	6,810,263
CMO Series 2019-2A Class A1
04/25/2024	3.967%	4,535,391	4,546,310
Preston Ridge Partners Mortgage Trust(a),(c),(f),(g),(i)
CMO Series 2019-4A Class A2
11/25/2024	4.654%	14,000,000	13,999,777
PRPM LLC(a)
CMO Series 2019-2A Class A2
04/25/2024	5.438%	4,528,000	4,573,261
PRPM LLC(a),(g)
CMO Series 2019-3A Class A2
07/25/2024	4.458%	8,000,000	8,003,825
Radnor Re Ltd.(a),(b)
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 02/25/2029	3.658%	10,890,000	10,883,478
Radnor RE Ltd.(a),(b)
CMO Series 2019-2 Class B1
1-month USD LIBOR + 2.700% Floor 2.700% 06/25/2029	4.408%	3,000,000	2,993,191
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-2 Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 06/25/2029	3.458%	9,716,000	9,719,719
RCO Trust(a),(g)
CMO Series 2018-VFS1 Class M1
12/26/2053	5.101%	5,835,000	5,925,571
RCO V Mortgage LLC(a),(g)
CMO Series 2018-2 Class A1
10/25/2023	4.458%	2,552,646	2,563,448
Residential Mortgage Loan Trust(a),(g)
CMO Series 2019-3 Class M1
09/25/2059	3.257%	6,378,000	6,316,722
SG Residential Mortgage Trust(a),(g)
CMO Series 2019-3 Class M1
09/25/2059	3.526%	8,000,000	8,039,385
Starwood Mortgage Residential Trust(a),(g)
CMO Series 2018-IMC1 Class M1
03/25/2048	4.589%	3,000,000	3,055,551
Toorak Mortgage Corp., Ltd.(a),(g)
CMO Series 2019-1 Class A1
03/25/2022	4.458%	10,000,000	10,098,209
Toorak Mortgage Corp., Ltd.(g)
CMO Series 2019-2 Class A1
09/25/2022	3.721%	10,000,000	9,987,388
VCAT LLC(a)
CMO Series 2019-NPL1 Class A1
02/25/2049	4.360%	3,046,956	3,069,397
Vericrest Opportunity Loan Transferee LXXII LLC(a)
CMO Series 2018-NPL8 Class A1B
10/26/2048	4.655%	7,500,000	7,543,958
Vericrest Opportunity Loan Transferee LXXV LLC(a)
CMO Series 2019-NPL1 Class A1B
01/25/2049	4.826%	19,000,000	19,123,540
Vericrest Opportunity Loan Trust(a),(g)
CMO Series 2019-NPL5 Class A1A
09/25/2049	3.352%	11,414,703	11,400,506
CMO Series 2019-NPL8 Class A1B
11/25/2049	4.090%	18,000,000	18,011,180
Subordinated CMO Series 2019-NPL7 Class A1B
10/25/2049	3.967%	10,000,000	9,979,765
Vericrest Opportunity Loan Trust LXXXIII LLC(a),(g)
CMO Series 2019-NPL9 Class A1B
11/26/2049	4.090%	5,700,000	5,695,702
Verus Securitization Trust(a),(g)
CMO Series 2017-2A Class B1
07/25/2047	3.700%	6,200,000	6,295,666
CMO Series 2018-INV1 Class A3
03/25/2058	4.059%	618,355	620,701

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Mortgage Opportunities Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-3 Class M1
07/25/2059	3.139%	5,495,000	5,519,889
Subordinated CMO Series 2018-3 Class M1
10/25/2058	4.595%	6,000,000	6,126,416
Subordinated CMO Series 2019-2 Class B1
04/25/2059	4.437%	1,700,000	1,710,366
Subordinated CMO Series 2019-3 Class B1
07/25/2059	4.043%	4,000,000	4,017,542
Subordinated CMO Series 2019-4 Class B1
11/25/2059	3.860%	4,150,000	4,159,944
Visio Trust(a),(g)
CMO Series 2019-1 Class B1
06/25/2054	5.080%	4,000,000	4,019,619
CMO Series 2019-1 Class M1
06/25/2054	4.078%	4,000,000	4,021,907
CMO Series 2019-2 Class B1
11/25/2054	3.910%	1,200,000	1,219,487
CMO Series 2019-2 Class M1
11/25/2054	3.260%	1,400,000	1,418,634
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $708,290,409)			714,130,781
Options Purchased Calls 0.3%
Value ($)
(Cost $8,470,000)	4,824,573

Money Market Funds 2.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.745%(j),(k)	43,383,175	43,383,175
Total Money Market Funds (Cost $43,378,837)		43,383,175
Total Investments in Securities (Cost: $3,272,066,329)		3,304,463,132
Other Assets & Liabilities, Net		(1,532,139,171)
Net Assets		1,772,323,961

At November 30, 2019, securities and/or cash totaling $21,616,489 were pledged as collateral.
Investments in derivatives
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(5,152)	03/2020	USD	(666,459,500)	755,262	—
U.S. Treasury 5-Year Note	(520)	03/2020	USD	(61,863,750)	6,607	—
Total					761,869	—

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	550,000,000	550,000,000	1.50	03/16/2020	6,627,500	3,241,480
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay 3-Month USD LIBOR BBA	Morgan Stanley	USD	275,000,000	275,000,000	1.75	12/06/2019	1,842,500	1,583,093
Total							8,470,000	4,824,573

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2019	15

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	USD	10,000,000	150,563	(4,167)	382,036	—	—	(235,640)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	USD	15,000,000	225,845	(6,250)	651,917	—	—	(432,322)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	USD	15,000,000	225,845	(6,250)	814,430	—	—	(594,835)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	USD	15,000,000	225,844	(6,250)	938,013	—	—	(718,419)
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	5,000,000	140,499	(2,083)	283,499	—	—	(145,083)
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	18,000,000	505,800	(7,500)	890,526	—	—	(392,226)
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	14,000,000	393,399	(5,833)	911,045	—	—	(523,479)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	USD	16,000,000	240,902	(6,667)	1,009,793	—	—	(775,558)
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/18/2054	3.000	Monthly	USD	17,000,000	477,700	(7,083)	900,828	—	—	(430,211)
Total							2,586,397	(52,083)	6,782,087	—	—	(4,247,773)

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 32	Morgan Stanley	06/20/2024	5.000	Quarterly	USD	168,300,000	(4,341,423)	—	—	—	(4,341,423)

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	3.030	USD	5,000,000	(5,405)	2,083	—	(301,575)	298,253	—
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	3.030	USD	2,550,000	(2,756)	1,062	—	(234,277)	232,583	—
Total								(8,161)	3,145	—	(535,852)	530,836	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At November 30, 2019, the total value of these securities amounted to $1,461,917,087, which represents 82.49% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of November 30, 2019.
(c)	Valuation based on significant unobservable inputs.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Mortgage Opportunities Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Notes to Portfolio of Investments  (continued)
(d)	Zero coupon bond.
(e)	Represents shares owned in the residual interest of an asset-backed securitization.
(f)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At November 30, 2019, the total value of these securities amounted to $71,110,077, which represents 4.01% of total net assets.
(g)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of November 30, 2019.
(h)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(i)	Represents a security purchased on a when-issued basis.
(j)	The rate shown is the seven-day current annualized yield at November 30, 2019.
(k)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended November 30, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.745%
	54,871,648	505,880,726	(517,369,199)	43,383,175	2,427	4,338	573,739	43,383,175
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
STRIPS	Separate Trading of Registered Interest and Principal Securities
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2019	17

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	393,353,368	83,882,843	477,236,211
Commercial Mortgage-Backed Securities - Agency	—	19,966,981	—	19,966,981
Commercial Mortgage-Backed Securities - Non-Agency	—	286,471,067	—	286,471,067
Residential Mortgage-Backed Securities - Agency	—	1,758,450,344	—	1,758,450,344
Residential Mortgage-Backed Securities - Non-Agency	—	643,809,022	70,321,759	714,130,781
Options Purchased Calls	—	4,824,573	—	4,824,573
Money Market Funds	43,383,175	—	—	43,383,175
Total Investments in Securities	43,383,175	3,106,875,355	154,204,602	3,304,463,132
Investments in Derivatives
Asset
Futures Contracts	761,869	—	—	761,869
Swap Contracts	—	530,836	—	530,836
Liability
Swap Contracts	—	(8,589,196)	—	(8,589,196)
Total	44,145,044	3,098,816,995	154,204,602	3,297,166,641
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 05/31/2019 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 11/30/2019 ($)
Asset-Backed Securities — Non-Agency	51,935,907	222,600	54,239	(6,458,251)	54,474,350	(16,346,002)	—	—	83,882,843
Residential Mortgage-Backed Securities — Non-Agency	51,878,175	—	—	32,564	38,452,600	—	—	(20,041,580)	70,321,759
Total	103,814,082	222,600	54,239	(6,425,687)	92,926,950	(16,346,002)	—	(20,041,580)	154,204,602
(a) Change in unrealized appreciation (depreciation) relating to securities held at November 30, 2019 was $(6,425,687), which is comprised of Asset-Backed Securities — Non-Agency of $(6,458,251) and Residential Mortgage-Backed Securities — Non-Agency of $32,564.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Mortgage Opportunities Fund | Semiannual Report 2019

Statement of Assets and Liabilities
November 30, 2019 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,220,217,492)	$3,256,255,384
Affiliated issuers (cost $43,378,837)	43,383,175
Options purchased (cost $8,470,000)	4,824,573
Cash	2,654,031
Margin deposits on:
Futures contracts	15,626,490
Swap contracts	5,989,999
Unrealized appreciation on swap contracts	530,836
Upfront payments on swap contracts	6,782,087
Receivable for:
Investments sold	3,405,042
Investments sold on a delayed delivery basis	911,512,500
Capital shares sold	744,766
Dividends	75,402
Interest	6,867,066
Variation margin for futures contracts	644,000
Expense reimbursement due from Investment Manager	2,400
Prepaid expenses	5,355
Total assets	4,259,303,106
Liabilities
Due to custodian	3,081,616
Unrealized depreciation on swap contracts	4,247,773
Upfront receipts on swap contracts	535,852
Payable for:
Investments purchased	8,579,868
Investments purchased on a delayed delivery basis	2,469,795,755
Capital shares purchased	311,903
Variation margin for futures contracts	4,062
Variation margin for swap contracts	6,954
Management services fees	62,015
Distribution and/or service fees	3,981
Transfer agent fees	167,793
Compensation of board members	29,062
Compensation of chief compliance officer	180
Other expenses	152,331
Total liabilities	2,486,979,145
Net assets applicable to outstanding capital stock	$1,772,323,961
Represented by
Paid in capital	1,733,319,946
Total distributable earnings (loss)	39,004,015
Total - representing net assets applicable to outstanding capital stock	$1,772,323,961
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2019	19

Statement of Assets and Liabilities  (continued)
November 30, 2019 (Unaudited)
Class A
Net assets	$117,572,803
Shares outstanding	11,496,322
Net asset value per share	$10.23
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.55
Advisor Class
Net assets	$227,313,647
Shares outstanding	22,245,647
Net asset value per share	$10.22
Class C
Net assets	$43,302,883
Shares outstanding	4,235,584
Net asset value per share	$10.22
Institutional Class
Net assets	$964,095,405
Shares outstanding	94,304,865
Net asset value per share	$10.22
Institutional 2 Class
Net assets	$200,095,752
Shares outstanding	19,585,283
Net asset value per share	$10.22
Institutional 3 Class
Net assets	$219,943,471
Shares outstanding	21,515,380
Net asset value per share	$10.22
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Mortgage Opportunities Fund | Semiannual Report 2019

Statement of Operations
Six Months Ended November 30, 2019 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$8,235,690
Dividends — affiliated issuers	573,739
Interest	31,923,459
Total income	40,732,888
Expenses:
Management services fees	5,210,438
Distribution and/or service fees
Class A	156,840
Class C	189,048
Transfer agent fees
Class A	64,304
Advisor Class	110,935
Class C	19,382
Institutional Class	434,574
Institutional 2 Class	57,206
Institutional 3 Class	8,217
Compensation of board members	15,483
Custodian fees	21,548
Printing and postage fees	59,655
Registration fees	144,395
Audit fees	22,622
Legal fees	12,182
Interest on collateral	68,547
Compensation of chief compliance officer	180
Other	12,814
Total expenses	6,608,370
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(285,483)
Total net expenses	6,322,887
Net investment income	34,410,001
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	12,738,500
Investments — affiliated issuers	2,427
Futures contracts	14,274,912
Options purchased	12,603,135
Options contracts written	(45,286,002)
Swap contracts	955,898
Net realized loss	(4,711,130)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	2,782,351
Investments — affiliated issuers	4,338
Futures contracts	(7,933,037)
Options purchased	(13,527,210)
Options contracts written	30,657,806
Swap contracts	(9,582,636)
Net change in unrealized appreciation (depreciation)	2,401,612
Net realized and unrealized loss	(2,309,518)
Net increase in net assets resulting from operations	$32,100,483
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2019	21

Statement of Changes in Net Assets
	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019
Operations
Net investment income	$34,410,001	$41,180,543
Net realized gain (loss)	(4,711,130)	2,487,541
Net change in unrealized appreciation (depreciation)	2,401,612	29,719,967
Net increase in net assets resulting from operations	32,100,483	73,388,051
Distributions to shareholders
Net investment income and net realized gains
Class A	(1,942,055)	(5,545,526)
Advisor Class	(3,616,519)	(4,587,451)
Class C	(445,586)	(663,552)
Institutional Class	(14,322,579)	(16,726,230)
Institutional 2 Class	(3,190,635)	(4,321,463)
Institutional 3 Class	(3,662,630)	(8,730,654)
Class T	—	(285)
Total distributions to shareholders	(27,180,004)	(40,575,161)
Increase in net assets from capital stock activity	363,657,738	963,894,175
Total increase in net assets	368,578,217	996,707,065
Net assets at beginning of period	1,403,745,744	407,038,679
Net assets at end of period	$1,772,323,961	$1,403,745,744
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Mortgage Opportunities Fund | Semiannual Report 2019

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2019 (Unaudited)		May 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,979,492	40,668,155	14,879,268	147,912,167
Distributions reinvested	190,260	1,939,964	557,699	5,544,433
Redemptions	(4,832,665)	(49,315,077)	(10,356,075)	(103,321,678)
Net increase (decrease)	(662,913)	(6,706,958)	5,080,892	50,134,922
Advisor Class
Subscriptions	8,762,353	89,594,789	20,531,489	204,573,183
Distributions reinvested	354,936	3,616,349	460,415	4,586,969
Redemptions	(6,199,564)	(63,489,538)	(4,607,485)	(45,926,892)
Net increase	2,917,725	29,721,600	16,384,419	163,233,260
Class C
Subscriptions	1,304,876	13,322,604	2,922,597	29,086,002
Distributions reinvested	43,597	444,558	66,581	663,103
Redemptions	(307,425)	(3,140,905)	(383,256)	(3,816,080)
Net increase	1,041,048	10,626,257	2,605,922	25,933,025
Institutional Class
Subscriptions	37,603,778	384,153,059	73,187,005	729,104,589
Distributions reinvested	1,397,838	14,250,383	1,654,691	16,490,239
Redemptions	(12,886,478)	(131,691,402)	(13,105,099)	(130,915,750)
Net increase	26,115,138	266,712,040	61,736,597	614,679,078
Institutional 2 Class
Subscriptions	12,686,866	129,691,602	16,453,202	163,745,480
Distributions reinvested	312,734	3,187,127	433,944	4,318,630
Redemptions	(8,156,940)	(83,039,577)	(6,979,641)	(69,218,444)
Net increase	4,842,660	49,839,152	9,907,505	98,845,666
Institutional 3 Class
Subscriptions	1,363,531	13,917,615	2,027,372	20,399,876
Distributions reinvested	359,302	3,662,357	878,236	8,730,186
Redemptions	(402,566)	(4,114,325)	(1,820,754)	(18,051,964)
Net increase	1,320,267	13,465,647	1,084,854	11,078,098
Class T
Redemptions	—	—	(1,000)	(9,874)
Net decrease	—	—	(1,000)	(9,874)
Total net increase	35,573,925	363,657,738	96,799,189	963,894,175
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2019	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 11/30/2019 (Unaudited)	$10.19	0.20	0.00(c)	0.20	(0.16)	—	(0.16)
Year Ended 5/31/2019	$9.93	0.44	0.25	0.69	(0.40)	(0.03)	(0.43)
Year Ended 5/31/2018	$10.12	0.49	0.04	0.53	(0.38)	(0.34)	(0.72)
Year Ended 5/31/2017	$9.69	0.38	0.52	0.90	(0.34)	(0.13)	(0.47)
Year Ended 5/31/2016	$10.05	0.38	(0.30)	0.08	(0.34)	(0.10)	(0.44)
Year Ended 5/31/2015	$10.02	0.39	0.09	0.48	(0.35)	(0.10)	(0.45)
Advisor Class
Six Months Ended 11/30/2019 (Unaudited)	$10.18	0.22	(0.01)	0.21	(0.17)	—	(0.17)
Year Ended 5/31/2019	$9.92	0.47	0.24	0.71	(0.42)	(0.03)	(0.45)
Year Ended 5/31/2018	$10.11	0.54	0.01	0.55	(0.40)	(0.34)	(0.74)
Year Ended 5/31/2017	$9.69	0.45	0.46	0.91	(0.36)	(0.13)	(0.49)
Year Ended 5/31/2016	$10.06	0.41	(0.32)	0.09	(0.36)	(0.10)	(0.46)
Year Ended 5/31/2015	$10.02	0.44	0.07	0.51	(0.37)	(0.10)	(0.47)
Class C
Six Months Ended 11/30/2019 (Unaudited)	$10.19	0.17	(0.02)	0.15	(0.12)	—	(0.12)
Year Ended 5/31/2019	$9.93	0.37	0.24	0.61	(0.32)	(0.03)	(0.35)
Year Ended 5/31/2018	$10.12	0.44	0.01	0.45	(0.30)	(0.34)	(0.64)
Year Ended 5/31/2017	$9.69	0.34	0.48	0.82	(0.26)	(0.13)	(0.39)
Year Ended 5/31/2016	$10.05	0.30	(0.30)	0.00(c)	(0.26)	(0.10)	(0.36)
Year Ended 5/31/2015	$10.02	0.31	0.09	0.40	(0.27)	(0.10)	(0.37)
Institutional Class
Six Months Ended 11/30/2019 (Unaudited)	$10.19	0.22	(0.02)	0.20	(0.17)	—	(0.17)
Year Ended 5/31/2019	$9.93	0.47	0.24	0.71	(0.42)	(0.03)	(0.45)
Year Ended 5/31/2018	$10.12	0.53	0.02	0.55	(0.40)	(0.34)	(0.74)
Year Ended 5/31/2017	$9.69	0.48	0.44	0.92	(0.36)	(0.13)	(0.49)
Year Ended 5/31/2016	$10.06	0.39	(0.30)	0.09	(0.36)	(0.10)	(0.46)
Year Ended 5/31/2015	$10.02	0.39	0.12	0.51	(0.37)	(0.10)	(0.47)
Institutional 2 Class
Six Months Ended 11/30/2019 (Unaudited)	$10.18	0.22	(0.01)	0.21	(0.17)	—	(0.17)
Year Ended 5/31/2019	$9.92	0.47	0.25	0.72	(0.43)	(0.03)	(0.46)
Year Ended 5/31/2018	$10.11	0.52	0.03	0.55	(0.40)	(0.34)	(0.74)
Year Ended 5/31/2017	$9.69	0.45	0.47	0.92	(0.37)	(0.13)	(0.50)
Year Ended 5/31/2016	$10.06	0.40	(0.30)	0.10	(0.37)	(0.10)	(0.47)
Year Ended 5/31/2015	$10.02	0.39	0.13	0.52	(0.38)	(0.10)	(0.48)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Mortgage Opportunities Fund | Semiannual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2019 (Unaudited)	$10.23	1.95%	1.04%(d),(e)	1.00%(d),(e)	3.99%(d)	424%	$117,573
Year Ended 5/31/2019	$10.19	7.12%	1.08%(e)	1.01%(e)	4.41%	528%	$123,926
Year Ended 5/31/2018	$9.93	5.53%	1.12%	1.00%	5.12%	716%	$70,299
Year Ended 5/31/2017	$10.12	9.50%	1.10%	1.00%	3.80%	739%	$4,964
Year Ended 5/31/2016	$9.69	0.83%	1.16%	1.00%	3.95%	743%	$7,023
Year Ended 5/31/2015	$10.05	4.88%	1.21%	1.00%	4.08%	829%	$1,718
Advisor Class
Six Months Ended 11/30/2019 (Unaudited)	$10.22	2.08%	0.79%(d),(e)	0.75%(d),(e)	4.26%(d)	424%	$227,314
Year Ended 5/31/2019	$10.18	7.39%	0.84%(e)	0.76%(e)	4.69%	528%	$196,808
Year Ended 5/31/2018	$9.92	5.79%	0.86%	0.75%	5.52%	716%	$29,201
Year Ended 5/31/2017	$10.11	9.67%	0.85%	0.75%	4.55%	739%	$6,157
Year Ended 5/31/2016	$9.69	0.98%	0.92%	0.75%	4.22%	743%	$2,848
Year Ended 5/31/2015	$10.06	5.24%	0.94%	0.75%	4.44%	829%	$3,071
Class C
Six Months Ended 11/30/2019 (Unaudited)	$10.22	1.47%	1.79%(d),(e)	1.76%(d),(e)	3.28%(d)	424%	$43,303
Year Ended 5/31/2019	$10.19	6.32%	1.84%(e)	1.76%(e)	3.69%	528%	$32,543
Year Ended 5/31/2018	$9.93	4.74%	1.85%	1.75%	4.44%	716%	$5,842
Year Ended 5/31/2017	$10.12	8.69%	1.85%	1.75%	3.43%	739%	$1,975
Year Ended 5/31/2016	$9.69	0.07%	1.91%	1.75%	3.17%	743%	$1,070
Year Ended 5/31/2015	$10.05	4.09%	1.98%	1.75%	3.16%	829%	$50
Institutional Class
Six Months Ended 11/30/2019 (Unaudited)	$10.22	1.98%	0.79%(d),(e)	0.75%(d),(e)	4.28%(d)	424%	$964,095
Year Ended 5/31/2019	$10.19	7.38%	0.84%(e)	0.76%(e)	4.71%	528%	$694,646
Year Ended 5/31/2018	$9.93	5.80%	0.85%	0.75%	5.44%	716%	$64,054
Year Ended 5/31/2017	$10.12	9.78%	0.86%	0.75%	4.92%	739%	$17,188
Year Ended 5/31/2016	$9.69	0.98%	0.90%	0.75%	4.07%	743%	$3,494
Year Ended 5/31/2015	$10.06	5.24%	1.03%	0.75%	3.96%	829%	$41
Institutional 2 Class
Six Months Ended 11/30/2019 (Unaudited)	$10.22	2.10%	0.75%(d),(e)	0.71%(d),(e)	4.30%(d)	424%	$200,096
Year Ended 5/31/2019	$10.18	7.45%	0.77%(e)	0.70%(e)	4.70%	528%	$150,092
Year Ended 5/31/2018	$9.92	5.84%	0.83%	0.71%	5.44%	716%	$47,960
Year Ended 5/31/2017	$10.11	9.76%	0.80%	0.69%	4.55%	739%	$49
Year Ended 5/31/2016	$9.69	1.09%	0.79%	0.65%	4.09%	743%	$45
Year Ended 5/31/2015	$10.06	5.34%	0.90%	0.65%	3.91%	829%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2019	25

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2019 (Unaudited)	$10.19	0.22	(0.02)	0.20	(0.17)	—	(0.17)
Year Ended 5/31/2019	$9.93	0.47	0.25	0.72	(0.43)	(0.03)	(0.46)
Year Ended 5/31/2018	$10.12	0.55	0.01	0.56	(0.41)	(0.34)	(0.75)
Year Ended 5/31/2017(f)	$9.87	0.16	0.18	0.34	(0.09)	—	(0.09)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	Annualized.
(e)	Ratios include interest on collateral expense which is less than 0.01%.
(f)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Mortgage Opportunities Fund | Semiannual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2019 (Unaudited)	$10.22	2.03%	0.69%(d),(e)	0.66%(d),(e)	4.36%(d)	424%	$219,943
Year Ended 5/31/2019	$10.19	7.49%	0.72%(e)	0.65%(e)	4.71%	528%	$205,730
Year Ended 5/31/2018	$9.93	5.90%	0.75%	0.65%	5.55%	716%	$189,672
Year Ended 5/31/2017(f)	$10.12	3.50%	0.76%(d)	0.65%(d)	6.57%(d)	739%	$260,713
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2019	27

Notes to Financial Statements
November 30, 2019 (Unaudited)
Note 1. Organization
Columbia Mortgage Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
28	Columbia Mortgage Opportunities Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded
Columbia Mortgage Opportunities Fund | Semiannual Report 2019	29

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to manage exposure to fluctuations in interest rates and to manage convexity risk. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund
30	Columbia Mortgage Opportunities Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
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Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
32	Columbia Mortgage Opportunities Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at November 30, 2019:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	530,836*
Credit risk	Upfront payments on swap contracts	6,782,087
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	761,869*
Interest rate risk	Investments, at value — Options purchased	4,824,573
Total		12,899,365

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	8,589,196*
Credit risk	Upfront receipts on swap contracts	535,852
Total		9,125,048

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended November 30, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	955,898	955,898
Interest rate risk	14,274,912	(45,286,002)	12,603,135	—	(18,407,955)
Total	14,274,912	(45,286,002)	12,603,135	955,898	(17,452,057)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(9,582,636)	(9,582,636)
Interest rate risk	(7,933,037)	30,657,806	(13,527,210)	—	9,197,559
Total	(7,933,037)	30,657,806	(13,527,210)	(9,582,636)	(385,077)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended November 30, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	243,125,321
Futures contracts — short	364,161,625
Credit default swap contracts — buy protection	240,250,000
Credit default swap contracts — sell protection	7,550,000

Columbia Mortgage Opportunities Fund | Semiannual Report 2019	33

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Derivative instrument	Average value ($)*
Options contracts — purchased	7,788,715
Options contracts — written	(19,497,288)

*	Based on the ending quarterly outstanding amounts for the six months ended November 30, 2019.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
34	Columbia Mortgage Opportunities Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of November 30, 2019:
	Citi ($) (a)	Citi ($) (a)	Morgan Stanley ($) (a)	Morgan Stanley ($) (a)	Total ($)
Assets
Options purchased calls	3,241,480	-	1,583,093	-	4,824,573
OTC credit default swap contracts (b)	-	1,829,464	704,852	-	2,534,316
Total assets	3,241,480	1,829,464	2,287,945	-	7,358,889
Liabilities
Centrally cleared credit default swap contracts (c)	-	-	-	6,954	6,954
OTC credit default swap contracts (b)	-	-	5,016	-	5,016
Total liabilities	-	-	5,016	6,954	11,970
Total financial and derivative net assets	3,241,480	1,829,464	2,282,929	(6,954)	7,346,919
Total collateral received (pledged) (d)	3,241,480	1,829,464	2,282,929	-	7,353,873
Net amount (e)	-	-	-	(6,954)	(6,954)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Columbia Mortgage Opportunities Fund | Semiannual Report 2019	35

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
36	Columbia Mortgage Opportunities Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.650% to 0.535% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2019 was 0.642% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended November 30, 2019, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2019, no minimum account balance fees were charged by the Fund.
Columbia Mortgage Opportunities Fund | Semiannual Report 2019	37

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25% and 1.00% of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $297,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2019, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.50 - 1.00(a)	206,925
Class C	—	1.00(b)	1,892

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2019 through September 30, 2020	Prior to October 1, 2019
Class A	1.00%	1.00%
Advisor Class	0.75	0.75
Class C	1.75	1.75
Institutional Class	0.75	0.75
Institutional 2 Class	0.71	0.70
Institutional 3 Class	0.66	0.65
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
38	Columbia Mortgage Opportunities Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2019, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
3,281,502,000	61,559,000	(36,458,000)	25,101,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $12,998,376,094 and $12,203,166,279, respectively, for the six months ended November 30, 2019, of which $12,257,983,559 and $11,867,023,909, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended November 30, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other
Columbia Mortgage Opportunities Fund | Semiannual Report 2019	39

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended November 30, 2019.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (SOFR), that is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new reference rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. The effect of any changes to, or
40	Columbia Mortgage Opportunities Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
discontinuation of, LIBOR on the Fund will vary, and it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted and market practices become settled.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At November 30, 2019, three unaffiliated shareholders of record owned 43.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 30.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Columbia Mortgage Opportunities Fund | Semiannual Report 2019	41

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
42	Columbia Mortgage Opportunities Fund | Semiannual Report 2019

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Mortgage Opportunities Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2018 and January, March, April and June 2019, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 17-19, 2019 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2019 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2018 in the performance of administrative services, and noted the various enhancements anticipated for 2019. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its relatively strong cash position and solid balance sheet.
Columbia Mortgage Opportunities Fund | Semiannual Report 2019	43

Approval of Management Agreement  (continued)

The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of Columbia Threadneedle’s profitability, particularly in comparison to industry competitors, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2018 the Board had concluded that 2017 profitability was reasonable and that the 2019 information shows that the profitability generated by Columbia Threadneedle in 2018 only slightly increased from 2017 levels. The Board also noted JDL’s report and its conclusion that 2018 Columbia Threadneedle profitability relative to industry competitors was reasonable. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
44	Columbia Mortgage Opportunities Fund | Semiannual Report 2019

Approval of Management Agreement  (continued)

Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 19, 2019, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2019	45

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Columbia Mortgage Opportunities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR251_05_K01_(01/20)

SemiAnnual Report
November 30, 2019
Columbia Commodity Strategy Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Commodity Strategy Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Commodity Strategy Fund  |  Semiannual Report 2019

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with total return.
Portfolio management
Marc Khalamayzer, CFA
Co-Portfolio Manager
Managed Fund since December 2019
Matthew Ferrelli, CFA
Co-Portfolio Manager
Managed Fund since December 2019
Effective December 9, 2019, Columbia Management Investment Advisers, LLC assumed day-to-day management of the Fund from its affiliate Threadneedle International Limited.
Average annual total returns (%) (for the period ended November 30, 2019)
		Inception	6 Months cumulative	1 Year	5 Years	Life
Class A*	Excluding sales charges	06/18/12	0.00	-5.22	-7.16	-8.17
	Including sales charges		-5.66	-10.73	-8.25	-8.82
Advisor Class*		03/19/13	0.23	-5.03	-6.93	-7.99
Class C*	Excluding sales charges	06/18/12	-0.25	-5.83	-7.83	-8.86
	Including sales charges		-1.25	-6.63	-7.83	-8.86
Institutional Class*		06/18/12	0.24	-5.02	-6.93	-7.97
Institutional 2 Class*		01/08/14	0.47	-4.71	-6.81	-7.95
Institutional 3 Class*		10/01/14	0.47	-4.57	-6.74	-7.92
Class R*		06/18/12	0.00	-5.43	-7.36	-8.39
Bloomberg Commodity Index Total Return			0.20	-4.54	-6.36	-8.05
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s Class T shares for the period from July 28, 2011 through June 17, 2012, and of the Fund’s Class A shares for the periods from June 18, 2012 through the inception date of such class (in each case, without applicable sales charges and adjusted to reflect the higher class-related operating expenses of such share class, where applicable). Class T shares were offered prior to the Fund’s Class A shares but have since been merged into the Fund’s Class A shares. Share classes with expenses that are higher than Class T and/or Class A shares will have performance that is lower than Class T and/or Class A shares (without sales charges). Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Commodity Index Total Return is a total return index based on the Bloomberg Commodity Index, which is a broadly diversified index composed of futures contracts on physical commodities that allows investors to track commodity futures through a single, simple measure.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Commodity Strategy Fund | Semiannual Report 2019	3

Fund at a Glance   (continued)
(Unaudited)
Commodities market exposure (%) (at November 30, 2019)
Commodities contracts(a)	Long	Short	Net
Agriculture	35.6	(5.5)	30.1
Energy	31.6	(3.3)	28.3
Industrial Metals	25.0	(5.6)	19.4
Precious Metals	17.0	0.0	17.0
Livestock	7.3	(2.1)	5.2
Total notional market value of commodities contracts	116.5	(16.5)	100.0
(a) Reflects notional market value of commodities contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for each commodities contract are shown in the Consolidated Portfolio of Investments. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 of the Notes to Consolidated Financial Statements.
Portfolio Holdings (%) (at November 30, 2019)
Money Market Funds	23.6
Options Purchased Calls	0.1
Options Purchased Puts	0.1
Treasury Bills	71.4
Other Assets	4.8
Total	100.0
Percentages indicated are based upon net assets. At period end, the Fund held an investment in an affiliated money market fund and treasury bills, which have been segregated to cover obligations relating to the Fund’s investments in open commodities contracts which provide exposure to the commodities market. For a description of the Fund’s investment in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 of the Notes to Consolidated Financial Statements.

4	Columbia Commodity Strategy Fund | Semiannual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2019 — November 30, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,000.00	1,019.34	5.52	5.57	1.11
Advisor Class	1,000.00	1,000.00	1,002.30	1,020.59	4.28	4.32	0.86
Class C	1,000.00	1,000.00	997.50	1,015.61	9.24	9.32	1.86
Institutional Class	1,000.00	1,000.00	1,002.40	1,020.59	4.28	4.32	0.86
Institutional 2 Class	1,000.00	1,000.00	1,004.70	1,021.08	3.79	3.82	0.76
Institutional 3 Class	1,000.00	1,000.00	1,004.70	1,021.43	3.44	3.47	0.69
Class R	1,000.00	1,000.00	1,000.00	1,018.10	6.76	6.82	1.36
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Commodity Strategy Fund | Semiannual Report 2019	5

Consolidated Portfolio of Investments
November 30, 2019 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Treasury Bills 71.4%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
United States 71.4%
U.S. Treasury Bills
01/30/2020	1.520%	156,000,000	155,598,486
02/27/2020	1.520%	25,000,000	24,906,381
03/26/2020	1.530%	100,000,000	99,506,238
04/23/2020	1.550%	5,000,000	4,969,223
05/21/2020	1.560%	13,500,000	13,400,378
Total			298,380,706
Total Treasury Bills (Cost $298,206,060)			298,380,706

Options Purchased Calls 0.1%
Value ($)
(Cost $2,016,982)	586,377

Options Purchased Puts 0.1%
Value ($)
(Cost $102,371)	188,518

Money Market Funds 23.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.745%(a),(b)	98,590,616	98,590,616
Total Money Market Funds (Cost $98,581,688)		98,590,616
Total Investments in Securities (Cost: $398,907,101)		397,746,217
Other Assets & Liabilities, Net		19,960,575
Net Assets		417,706,792
At November 30, 2019, securities and/or cash totaling $26,984,744 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Brent Crude	664	01/2020	USD	39,740,400	—	(835,172)
Coffee	252	03/2020	USD	11,250,225	621,231	—
Copper	478	03/2020	USD	31,804,925	—	(286,465)
Corn	1,758	03/2020	USD	33,511,875	—	(304,017)
Cotton	157	03/2020	USD	5,130,760	—	(65,724)
Feeder Cattle	26	01/2020	USD	1,849,575	100,073	—
Gas Oil	145	01/2020	USD	8,290,375	19,777	—
Gas Oil	41	01/2020	USD	2,344,175	—	(67,876)
Gold 100 oz.	383	02/2020	USD	56,404,410	225,036	—
Lean Hogs	318	02/2020	USD	8,671,860	—	(507,672)
Live Cattle	304	02/2020	USD	15,345,920	115,234	—
Natural Gas	1,216	12/2019	USD	27,736,960	—	(3,542,338)
Nickel	170	01/2020	USD	13,921,980	—	(2,287,798)
NY Harbor ULSD	50	12/2019	USD	3,944,850	—	(119,963)
Primary Aluminum	321	01/2020	USD	14,152,088	181,331	—
RBOB Gasoline	238	12/2019	USD	15,903,636	18,475	—
Silver	197	03/2020	USD	16,849,410	83,767	—
Soybean	689	01/2020	USD	30,204,038	—	(1,444,583)
Soybean Meal	421	01/2020	USD	12,339,510	—	(440,990)
Soybean Meal	15	03/2020	USD	445,650	—	(15,359)
Soybean Oil	786	01/2020	USD	14,421,528	202,803	—
Sugar #11	697	02/2020	USD	10,101,482	152,646	—
Wheat	316	03/2020	USD	8,559,650	293,681	—
Wheat	193	03/2020	USD	4,313,550	109,168	—
White Sugar #5	257	02/2020	USD	4,431,965	16,335	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
6	Columbia Commodity Strategy Fund | Semiannual Report 2019

Consolidated Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
WTI Crude	463	12/2019	USD	25,543,710	—	(140,031)
Zinc	45	01/2020	USD	2,570,625	—	(101,236)
Total					2,139,557	(10,159,224)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Soybean	(176)	11/2020	USD	(8,157,600)	352,388	—

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
Copper	UBS	USD	13,041,350	196	300.00	02/25/2020	128,552	58,800
Copper	UBS	USD	5,988,375	90	290.00	02/25/2020	66,683	47,250
Lean Hogs	UBS	USD	2,454,300	90	80.00	02/19/2020	48,960	60,300
Lean Hogs	UBS	USD	3,272,400	120	90.00	02/19/2020	84,480	33,600
Natural Gas	UBS	USD	9,627,240	438	3.00	02/25/2020	756,704	237,396
Nickel†,††	UBS	USD	18,999,408	232	17,000.00	01/02/2020	526,941	7,603
Soybean	UBS	USD	12,055,313	275	920.00	12/27/2019	62,953	22,344
Sugar #11	UBS	USD	3,405,808	235	13.50	02/18/2020	45,830	65,800
WTI Crude	UBS	USD	3,089,520	56	57.00	12/16/2019	267,694	46,480
Zinc	UBS	USD	3,199,000	56	2,500.00	01/01/2020	28,185	6,804
Total							2,016,982	586,377
†	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At November 30, 2019, the total value of these option contracts amounted to $7,603, which represents less than 0.01% of total net assets.
††	Valuation based on significant unobservable inputs.

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
Sugar #11	UBS	USD	3,405,808	235	12.50	12/16/2019	27,347	10,528
Zinc	UBS	USD	3,903,200	68	2,400.00	12/04/2019	75,024	177,990
Total							102,371	188,518

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Live Cattle	UBS	USD	(3,393,600)	(70)	112.00	12/06/2019	(51,520)	(257,600)
Natural Gas	UBS	USD	(11,341,680)	(516)	6.00	2/25/2020	(189,337)	(27,348)
Soybean	UBS	USD	(12,055,313)	(275)	950.00	12/27/2019	(16,165)	(10,312)
Zinc†,††	UBS	USD	(3,903,200)	(68)	2,600.00	12/04/2019	(59,276)	—
Total							(316,298)	(295,260)
†	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At November 30, 2019, the total value of these option contracts amounted to $0, which represents less than 0.01% of total net assets.
††	Valuation based on significant unobservable inputs.

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Copper	UBS	USD	(13,041,350)	(196)	240.00	02/25/2020	(91,028)	(53,900)
Lean Hogs	UBS	USD	(2,454,300)	(90)	56.00	02/19/2020	(48,240)	(45,000)
Lean Hogs	UBS	USD	(3,272,400)	(120)	60.00	02/19/2020	(93,120)	(104,400)
Nickel	UBS	USD	(4,012,806)	(49)	13,000.00	01/02/2020	(46,878)	(64,304)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Semiannual Report 2019	7

Consolidated Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Put option contracts written (continued)
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Sugar #11	UBS	USD	(3,405,808)	(235)	12.00	02/18/2020	(43,658)	(26,320)
WTI Crude	UBS	USD	(3,089,520)	(56)	57.00	12/16/2019	(174,509)	(148,400)
Zinc	UBS	USD	(3,199,000)	(56)	2,200.00	01/01/2020	(27,815)	(34,916)
Total							(525,248)	(477,240)
Notes to Consolidated Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at November 30, 2019.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended November 30, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.745%
	10,218,717	391,478,446	(303,106,547)	98,590,616	(349)	8,928	149,353	98,590,616
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
8	Columbia Commodity Strategy Fund | Semiannual Report 2019

Consolidated Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Treasury Bills	298,380,706	—	—	298,380,706
Options Purchased Calls	578,774	—	7,603	586,377
Options Purchased Puts	188,518	—	—	188,518
Money Market Funds	98,590,616	—	—	98,590,616
Total Investments in Securities	397,738,614	—	7,603	397,746,217
Investments in Derivatives
Asset
Futures Contracts	2,491,945	—	—	2,491,945
Liability
Futures Contracts	(10,159,224)	—	—	(10,159,224)
Options Contracts Written	(772,500)	—	—	(772,500)
Total	389,298,835	—	7,603	389,306,438
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
Futures contracts are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Semiannual Report 2019	9

Consolidated Statement of Assets and Liabilities
November 30, 2019 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $298,206,060)	$298,380,706
Affiliated issuers (cost $98,581,688)	98,590,616
Options purchased (cost $2,119,353)	774,895
Cash	191,388
Margin deposits on:
Futures contracts	26,984,744
Receivable for:
Investments sold	97,207
Capital shares sold	111,499
Dividends	24,178
Variation margin for futures contracts	2,055,370
Prepaid expenses	2,736
Total assets	427,213,339
Liabilities
Option contracts written, at value (premiums received $841,546)	772,500
Payable for:
Investments purchased	75,101
Capital shares purchased	16,850
Variation margin for futures contracts	8,538,191
Management services fees	13,017
Distribution and/or service fees	43
Transfer agent fees	4,195
Compensation of board members	32,112
Compensation of chief compliance officer	42
Other expenses	54,496
Total liabilities	9,506,547
Net assets applicable to outstanding capital stock	$417,706,792
Represented by
Paid in capital	514,486,126
Total distributable earnings (loss)	(96,779,334)
Total - representing net assets applicable to outstanding capital stock	$417,706,792
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
10	Columbia Commodity Strategy Fund | Semiannual Report 2019

Consolidated Statement of Assets and Liabilities  (continued)
November 30, 2019 (Unaudited)
Class A
Net assets	$1,787,938
Shares outstanding	428,609
Net asset value per share	$4.17
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$4.42
Advisor Class
Net assets	$24,201,735
Shares outstanding	5,663,540
Net asset value per share	$4.27
Class C
Net assets	$102,791
Shares outstanding	26,023
Net asset value per share	$3.95
Institutional Class
Net assets	$491,425
Shares outstanding	115,991
Net asset value per share	$4.24
Institutional 2 Class
Net assets	$53,921
Shares outstanding	12,544
Net asset value per share	$4.30
Institutional 3 Class
Net assets	$390,618,030
Shares outstanding	90,488,996
Net asset value per share	$4.32
Class R
Net assets	$450,952
Shares outstanding	109,992
Net asset value per share	$4.10
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Semiannual Report 2019	11

Consolidated Statement of Operations
Six Months Ended November 30, 2019 (Unaudited)
Net investment income
Income:
Dividends — affiliated issuers	$149,353
Interest	3,649,302
Total income	3,798,655
Expenses:
Management services fees	1,158,352
Distribution and/or service fees
Class A	2,246
Class C	527
Class R	1,301
Transfer agent fees
Class A	1,474
Advisor Class	20,098
Class C	86
Institutional Class	376
Institutional 2 Class	426
Institutional 3 Class	13,086
Class R	427
Compensation of board members	8,378
Custodian fees	3,421
Printing and postage fees	8,705
Registration fees	53,438
Audit fees	13,010
Legal fees	6,179
Compensation of chief compliance officer	42
Other	8,581
Total expenses	1,300,153
Expense reduction	(20)
Total net expenses	1,300,133
Net investment income	2,498,522
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	157,627
Investments — affiliated issuers	(349)
Futures contracts	(8,761,657)
Options purchased	(988,114)
Options contracts written	1,893,490
Net realized loss	(7,699,003)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	71,621
Investments — affiliated issuers	8,928
Futures contracts	6,445,835
Options purchased	(2,333,039)
Options contracts written	361,683
Net change in unrealized appreciation (depreciation)	4,555,028
Net realized and unrealized loss	(3,143,975)
Net decrease in net assets resulting from operations	$(645,453)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	Columbia Commodity Strategy Fund | Semiannual Report 2019

Consolidated Statement of Changes in Net Assets
	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019
Operations
Net investment income	$2,498,522	$5,809,699
Net realized loss	(7,699,003)	(53,483,671)
Net change in unrealized appreciation (depreciation)	4,555,028	(20,058,949)
Net decrease in net assets resulting from operations	(645,453)	(67,732,921)
Distributions to shareholders
Net investment income and net realized gains
Class A	—	(302,699)
Advisor Class	—	(3,068,754)
Class C	—	(24,695)
Institutional Class	—	(270,228)
Institutional 2 Class	—	(174,594)
Institutional 3 Class	—	(39,342,600)
Class R	—	(91,612)
Total distributions to shareholders	—	(43,275,182)
Increase (decrease) in net assets from capital stock activity	69,904,521	(152,645,257)
Total increase (decrease) in net assets	69,259,068	(263,653,360)
Net assets at beginning of period	348,447,724	612,101,084
Net assets at end of period	$417,706,792	$348,447,724
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Semiannual Report 2019	13

Consolidated Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2019 (Unaudited)		May 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	25,851	110,297	108,621	549,067
Distributions reinvested	—	—	70,796	300,177
Redemptions	(23,193)	(97,409)	(126,389)	(590,395)
Net increase	2,658	12,888	53,028	258,849
Advisor Class
Subscriptions	804,064	3,482,019	2,628,837	12,347,500
Distributions reinvested	—	—	706,268	3,065,204
Redemptions	(660,233)	(2,857,987)	(1,493,070)	(6,994,543)
Net increase	143,831	624,032	1,842,035	8,418,161
Class C
Subscriptions	127	511	1,006	4,849
Distributions reinvested	—	—	6,044	24,478
Redemptions	(5,420)	(21,401)	(16,481)	(73,555)
Net decrease	(5,293)	(20,890)	(9,431)	(44,228)
Institutional Class
Subscriptions	51,615	223,477	498,005	2,357,404
Distributions reinvested	—	—	62,844	270,228
Redemptions	(118,097)	(499,498)	(1,147,559)	(5,638,264)
Net decrease	(66,482)	(276,021)	(586,710)	(3,010,632)
Institutional 2 Class
Subscriptions	7,551	32,339	65,355	285,277
Distributions reinvested	—	—	39,990	174,357
Redemptions	(322,606)	(1,426,858)	(3,405)	(16,453)
Net increase (decrease)	(315,055)	(1,394,519)	101,940	443,181
Institutional 3 Class
Subscriptions	65,248,831	285,023,574	56,147,108	275,383,273
Distributions reinvested	—	—	9,002,826	39,342,349
Redemptions	(49,215,499)	(213,922,856)	(89,093,318)	(473,804,803)
Net increase (decrease)	16,033,332	71,100,718	(23,943,384)	(159,079,181)
Class R
Subscriptions	6,950	28,857	70,845	357,994
Distributions reinvested	—	—	21,865	91,395
Redemptions	(40,898)	(170,544)	(17,655)	(79,283)
Net increase (decrease)	(33,948)	(141,687)	75,055	370,106
Class T
Redemptions	—	—	(297)	(1,513)
Net decrease	—	—	(297)	(1,513)
Total net increase (decrease)	15,759,043	69,904,521	(22,467,764)	(152,645,257)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Columbia Commodity Strategy Fund | Semiannual Report 2019

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Columbia Commodity Strategy Fund | Semiannual Report 2019	15

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Six Months Ended 11/30/2019 (Unaudited)	$4.17	0.02	(0.02)	0.00(c)	—	—
Year Ended 5/31/2019	$5.76	0.06	(0.90)	(0.84)	(0.75)	(0.75)
Year Ended 5/31/2018	$5.24	0.01	0.51	0.52	—	—
Year Ended 5/31/2017	$5.39	(0.03)	(0.12)	(0.15)	—	—
Year Ended 5/31/2016	$6.32	(0.06)	(0.87)	(0.93)	—	—
Year Ended 5/31/2015	$8.57	(0.08)	(2.17)	(2.25)	—	—
Advisor Class
Six Months Ended 11/30/2019 (Unaudited)	$4.26	0.03	(0.02)	0.01	—	—
Year Ended 5/31/2019	$5.87	0.07	(0.91)	(0.84)	(0.77)	(0.77)
Year Ended 5/31/2018	$5.33	0.03	0.52	0.55	(0.01)	(0.01)
Year Ended 5/31/2017	$5.48	(0.02)	(0.13)	(0.15)	—	—
Year Ended 5/31/2016	$6.40	(0.04)	(0.88)	(0.92)	—	—
Year Ended 5/31/2015	$8.65	(0.07)	(2.18)	(2.25)	—	—
Class C
Six Months Ended 11/30/2019 (Unaudited)	$3.96	0.00(c)	(0.01)	(0.01)	—	—
Year Ended 5/31/2019	$5.51	0.02	(0.86)	(0.84)	(0.71)	(0.71)
Year Ended 5/31/2018	$5.04	(0.03)	0.50	0.47	—	—
Year Ended 5/31/2017	$5.23	(0.07)	(0.12)	(0.19)	—	—
Year Ended 5/31/2016	$6.18	(0.10)	(0.85)	(0.95)	—	—
Year Ended 5/31/2015	$8.45	(0.13)	(2.14)	(2.27)	—	—
Institutional Class
Six Months Ended 11/30/2019 (Unaudited)	$4.23	0.03	(0.02)	0.01	—	—
Year Ended 5/31/2019	$5.83	0.07	(0.90)	(0.83)	(0.77)	(0.77)
Year Ended 5/31/2018	$5.29	0.03	0.52	0.55	(0.01)	(0.01)
Year Ended 5/31/2017	$5.44	(0.02)	(0.13)	(0.15)	—	—
Year Ended 5/31/2016	$6.37	(0.05)	(0.88)	(0.93)	—	—
Year Ended 5/31/2015	$8.62	(0.07)	(2.18)	(2.25)	—	—
Institutional 2 Class
Six Months Ended 11/30/2019 (Unaudited)	$4.28	0.03	(0.01)	0.02	—	—
Year Ended 5/31/2019	$5.90	0.08	(0.93)	(0.85)	(0.77)	(0.77)
Year Ended 5/31/2018	$5.35	0.03	0.53	0.56	(0.01)	(0.01)
Year Ended 5/31/2017	$5.49	(0.01)	(0.13)	(0.14)	—	—
Year Ended 5/31/2016	$6.42	(0.04)	(0.89)	(0.93)	—	—
Year Ended 5/31/2015	$8.68	(0.06)	(2.20)	(2.26)	—	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16	Columbia Commodity Strategy Fund | Semiannual Report 2019

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2019 (Unaudited)	$4.17	0.00%	1.11%(d)	1.11%(d),(e)	0.98%(d)	0%	$1,788
Year Ended 5/31/2019	$4.17	(14.76%)	1.11%	1.11%(e)	1.18%	0%	$1,775
Year Ended 5/31/2018	$5.76	9.92%	1.08%	1.08%(e)	0.22%	0%	$2,148
Year Ended 5/31/2017	$5.24	(2.78%)	1.13%	1.13%	(0.63%)	0%	$2,035
Year Ended 5/31/2016	$5.39	(14.72%)	1.50%	1.43%	(1.20%)	0%	$2,651
Year Ended 5/31/2015	$6.32	(26.25%)	1.51%	1.27%	(1.17%)	0%	$3,193
Advisor Class
Six Months Ended 11/30/2019 (Unaudited)	$4.27	0.23%	0.86%(d)	0.86%(d),(e)	1.23%(d)	0%	$24,202
Year Ended 5/31/2019	$4.26	(14.62%)	0.86%	0.86%(e)	1.44%	0%	$23,533
Year Ended 5/31/2018	$5.87	10.24%	0.83%	0.83%(e)	0.48%	0%	$21,601
Year Ended 5/31/2017	$5.33	(2.74%)	0.87%	0.87%	(0.35%)	0%	$15,213
Year Ended 5/31/2016	$5.48	(14.38%)	1.23%	1.19%	(0.83%)	0%	$10,826
Year Ended 5/31/2015	$6.40	(26.01%)	1.26%	1.02%	(1.00%)	0%	$381
Class C
Six Months Ended 11/30/2019 (Unaudited)	$3.95	(0.25%)	1.86%(d)	1.86%(d),(e)	0.23%(d)	0%	$103
Year Ended 5/31/2019	$3.96	(15.53%)	1.86%	1.86%(e)	0.41%	0%	$124
Year Ended 5/31/2018	$5.51	9.33%	1.82%	1.82%(e)	(0.57%)	0%	$224
Year Ended 5/31/2017	$5.04	(3.63%)	1.87%	1.87%	(1.36%)	0%	$335
Year Ended 5/31/2016	$5.23	(15.37%)	2.25%	2.18%	(1.92%)	0%	$305
Year Ended 5/31/2015	$6.18	(26.86%)	2.26%	2.02%	(1.93%)	0%	$275
Institutional Class
Six Months Ended 11/30/2019 (Unaudited)	$4.24	0.24%	0.86%(d)	0.86%(d),(e)	1.24%(d)	0%	$491
Year Ended 5/31/2019	$4.23	(14.51%)	0.84%	0.84%(e)	1.35%	0%	$771
Year Ended 5/31/2018	$5.83	10.32%	0.83%	0.83%(e)	0.52%	0%	$4,485
Year Ended 5/31/2017	$5.29	(2.76%)	0.86%	0.86%	(0.31%)	0%	$1,166
Year Ended 5/31/2016	$5.44	(14.60%)	1.24%	1.18%	(0.92%)	0%	$842
Year Ended 5/31/2015	$6.37	(26.10%)	1.26%	1.02%	(0.92%)	0%	$693
Institutional 2 Class
Six Months Ended 11/30/2019 (Unaudited)	$4.30	0.47%	0.76%(d)	0.76%(d)	1.36%(d)	0%	$54
Year Ended 5/31/2019	$4.28	(14.64%)	0.78%	0.78%	1.52%	0%	$1,404
Year Ended 5/31/2018	$5.90	10.43%	0.75%	0.75%	0.56%	0%	$1,331
Year Ended 5/31/2017	$5.35	(2.55%)	0.78%	0.78%	(0.25%)	0%	$756
Year Ended 5/31/2016	$5.49	(14.49%)	1.10%	1.10%	(0.74%)	0%	$654
Year Ended 5/31/2015	$6.42	(26.04%)	1.18%	0.96%	(0.78%)	0%	$2
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Semiannual Report 2019	17

Consolidated Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2019 (Unaudited)	$4.30	0.03	(0.01)	0.02	—	—
Year Ended 5/31/2019	$5.91	0.08	(0.91)	(0.83)	(0.78)	(0.78)
Year Ended 5/31/2018	$5.36	0.04	0.52	0.56	(0.01)	(0.01)
Year Ended 5/31/2017	$5.50	0.00(c)	(0.14)	(0.14)	—	—
Year Ended 5/31/2016	$6.43	(0.04)	(0.89)	(0.93)	—	—
Year Ended 5/31/2015(f)	$7.70	(0.04)	(1.23)	(1.27)	—	—
Class R
Six Months Ended 11/30/2019 (Unaudited)	$4.10	0.02	(0.02)	0.00(c)	—	—
Year Ended 5/31/2019	$5.68	0.05	(0.89)	(0.84)	(0.74)	(0.74)
Year Ended 5/31/2018	$5.17	0.00(c)	0.51	0.51	—	—
Year Ended 5/31/2017	$5.34	(0.05)	(0.12)	(0.17)	—	—
Year Ended 5/31/2016	$6.28	(0.08)	(0.86)	(0.94)	—	—
Year Ended 5/31/2015	$8.53	(0.10)	(2.15)	(2.25)	—	—

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	Annualized.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Institutional 3 Class shares commenced operations on October 1, 2014. Per share data and total return reflect activity from that date.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
18	Columbia Commodity Strategy Fund | Semiannual Report 2019

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2019 (Unaudited)	$4.32	0.47%	0.69%(d)	0.69%(d)	1.38%(d)	0%	$390,618
Year Ended 5/31/2019	$4.30	(14.34%)	0.70%	0.70%	1.56%	0%	$320,251
Year Ended 5/31/2018	$5.91	10.44%	0.69%	0.69%	0.64%	0%	$581,920
Year Ended 5/31/2017	$5.36	(2.55%)	0.71%	0.71%	0.03%	0%	$220,847
Year Ended 5/31/2016	$5.50	(14.46%)	1.01%	1.01%	(0.73%)	0%	$2
Year Ended 5/31/2015(f)	$6.43	(16.49%)	1.33%(d)	0.97%(d)	(0.80%)(d)	0%	$2
Class R
Six Months Ended 11/30/2019 (Unaudited)	$4.10	0.00%	1.36%(d)	1.36%(d),(e)	0.74%(d)	0%	$451
Year Ended 5/31/2019	$4.10	(15.08%)	1.36%	1.36%(e)	0.97%	0%	$590
Year Ended 5/31/2018	$5.68	9.86%	1.34%	1.34%(e)	0.07%	0%	$391
Year Ended 5/31/2017	$5.17	(3.18%)	1.37%	1.37%	(0.89%)	0%	$77
Year Ended 5/31/2016	$5.34	(14.97%)	1.74%	1.68%	(1.44%)	0%	$104
Year Ended 5/31/2015	$6.28	(26.38%)	1.76%	1.52%	(1.42%)	0%	$117
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Semiannual Report 2019	19

Notes to Consolidated Financial Statements
November 30, 2019 (Unaudited)
Note 1. Organization
Columbia Commodity Strategy Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Basis for consolidation
CCFS Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and the respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At November 30, 2019, the Subsidiary financial statement information is as follows:
CCSF Offshore Fund, Ltd.
% of consolidated fund net assets	6.55%
Net assets	$27,358,546
Net investment income (loss)	102,023
Net realized gain (loss)	(7,856,281)
Net change in unrealized appreciation (depreciation)	4,474,479
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Consolidated Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
20	Columbia Commodity Strategy Fund | Semiannual Report 2019

Notes to Consolidated Financial Statements  (continued)
November 30, 2019 (Unaudited)
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer
Columbia Commodity Strategy Fund | Semiannual Report 2019	21

Notes to Consolidated Financial Statements  (continued)
November 30, 2019 (Unaudited)
and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Consolidated Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to commodities markets. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day.
22	Columbia Commodity Strategy Fund | Semiannual Report 2019

Notes to Consolidated Financial Statements  (continued)
November 30, 2019 (Unaudited)
The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at November 30, 2019:
	Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	2,491,945*
Commodity-related investment risk	Investments, at value — Options purchased	774,895
Total		3,266,840

Columbia Commodity Strategy Fund | Semiannual Report 2019	23

Notes to Consolidated Financial Statements  (continued)
November 30, 2019 (Unaudited)
	Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	10,159,224*
Commodity-related investment risk	Options contracts written, at value	772,500
Total		10,931,724

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the six months ended November 30, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Commodity-related investment risk	(8,761,657)	1,893,490	(988,114)	(7,856,281)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Commodity-related investment risk	6,445,835	361,683	(2,333,039)	4,474,479
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended November 30, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	356,298,062
Futures contracts — short	5,942,380

*	Based on the ending quarterly outstanding amounts for the six months ended November 30, 2019.

Derivative instrument	Average value ($)*
Options contracts — purchased	1,753,241
Options contracts — written	(1,010,907)

*	Based on the ending quarterly outstanding amounts for the six months ended November 30, 2019.
24	Columbia Commodity Strategy Fund | Semiannual Report 2019

Notes to Consolidated Financial Statements  (continued)
November 30, 2019 (Unaudited)
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of November 30, 2019:
UBS ($)
Assets
Options purchased calls	586,377
Options purchased puts	188,518
Total assets	774,895
Liabilities
Options contracts written	772,500
Total liabilities	772,500
Total financial and derivative net assets	2,395
Total collateral received (pledged) (a)	-
Net amount (b)	2,395

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Commodity Strategy Fund | Semiannual Report 2019	25

Notes to Consolidated Financial Statements  (continued)
November 30, 2019 (Unaudited)
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.63% to 0.49% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2019 was 0.63% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to serve as the subadviser to the Fund. At present, Threadneedle is not providing services to the Fund pursuant to the Subadvisory Agreement. Threadneedle previously provided subadvisory services pursuant to the Subadvisory Agreement from 2011 through December 9, 2019, and the Investment Manager may in the future determine to re-allocate Fund assets to Threadneedle to serve the Fund again in a subadvisory capacity.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
26	Columbia Commodity Strategy Fund | Semiannual Report 2019

Notes to Consolidated Financial Statements  (continued)
November 30, 2019 (Unaudited)
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended November 30, 2019, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.16
Advisor Class	0.16
Class C	0.16
Institutional Class	0.16
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class R	0.16
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Consolidated Statement of Operations. For the six months ended November 30, 2019, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
Columbia Commodity Strategy Fund | Semiannual Report 2019	27

Notes to Consolidated Financial Statements  (continued)
November 30, 2019 (Unaudited)
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $3,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2019, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	3,394
Class C	—	1.00(b)	—

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2019 through September 30, 2020	Prior to October 1, 2019
Class A	1.22%	1.22%
Advisor Class	0.97	0.97
Class C	1.97	1.97
Institutional Class	0.97	0.97
Institutional 2 Class	0.88	0.89
Institutional 3 Class	0.82	0.83
Class R	1.47	1.47
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
28	Columbia Commodity Strategy Fund | Semiannual Report 2019

Notes to Consolidated Financial Statements  (continued)
November 30, 2019 (Unaudited)
At November 30, 2019, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
398,066,000	2,746,000	(11,506,000)	(8,760,000)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.
No expiration short-term ($)	No expiration long-term ($)	Total ($)
286,776	—	286,776
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
For the six months ended November 30, 2019, there were no purchases or proceeds from the sale of securities other than short-term investment transactions and derivative activity, if any. Only the amount of long-term security purchases and sales activity, excluding derivatives, impacts the portfolio turnover reported in the Consolidated Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended November 30, 2019.
Columbia Commodity Strategy Fund | Semiannual Report 2019	29

Notes to Consolidated Financial Statements  (continued)
November 30, 2019 (Unaudited)
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended November 30, 2019.
Note 9. Significant risks
Commodity-related investment risk
The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund’s investments to greater volatility than other types of investments. Commodities investments may also subject the Fund to counterparty risk and liquidity risk. The Fund may make commodity-related investments through one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections.
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
30	Columbia Commodity Strategy Fund | Semiannual Report 2019

Notes to Consolidated Financial Statements  (continued)
November 30, 2019 (Unaudited)
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At November 30, 2019, affiliated shareholders of record owned 93.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 3 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Commodity Strategy Fund | Semiannual Report 2019	31

 Approval of Management and SubadvisoryAgreements
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Commodity Strategy Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under a Subadvisory Agreement (the Subadvisory Agreement) between Columbia Threadneedle and Threadneedle International Limited (the Subadviser), an affiliate of Columbia Threadneedle, the Subadviser provided portfolio management and related services for the Fund through December 9, 2019. At present, the Subadviser is not providing services to the Fund; however, Columbia Threadneedle has continued to retain the Subadviser and may in the future reallocate Fund assets to them to serve the Fund in a subadvisory capacity.
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement and the Subadvisory Agreement (together, the Advisory Agreements). Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2018 and January, March, April and June 2019, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
The Board, at its June 17-19, 2019 in-person Board meeting (the June Meeting), considered the renewal of each of the Advisory Agreements for additional one-year terms. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
Nature, extent and quality of services provided by Columbia Threadneedle and the Subadviser
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle and the Subadviser, as well as their history, reputation, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated Subadvisers. With respect to Columbia Threadneedle, the Board also noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2019 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2018 in the performance of administrative services, and noted the various enhancements anticipated for 2019. In evaluating the quality of services provided under the Advisory Agreements, the Board also took into
32	Columbia Commodity Strategy Fund | Semiannual Report 2019

Approval of Management and Subadvisory
Agreements  (continued)

account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its relatively strong cash position and solid balance sheet.
In addition, the Board discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle in addition to monitoring the Subadviser), noting that no material changes are proposed from the forms of agreements previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
With respect to the Subadviser, the Board observed that it had previously approved the Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material concerns have been reported. The Board also considered the Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered the Subadviser’s capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreement, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no material changes were recommended to the Subadvisory Agreement. The Board took into account Columbia Threadneedle’s representation that the Subadviser was in a position to provide quality services to the Fund. In this regard, the Board further observed the various services provided by the subadvisory oversight team and their significant resources added in recent years to help improve performance.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the Subadviser is in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the product score of the Fund (taking into account performance relative to peers and benchmarks) and (v) the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that appropriate steps (such as increased scrutiny of Fund research tools) had been taken or are contemplated to help improve the Fund’s performance.
Additionally, the Board reviewed the performance of the Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of the Subadviser.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle, its affiliates and the Subadviser from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Threadneedle, including accounts subadvised by Columbia Threadneedle, and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual management fees.
Columbia Commodity Strategy Fund | Semiannual Report 2019	33

Approval of Management and Subadvisory
Agreements  (continued)

The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of Columbia Threadneedle’s profitability, particularly in comparison to industry competitors, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports.
Additionally, the Board reviewed the level of subadvisory fees paid to the Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board also reviewed the fees charged by the Subadviser to other mutual funds employing similar investment strategies where the Subadviser serves as investment adviser or subadviser. Based on its reviews, including JDL’s conclusions/analyses, the Board concluded that the Fund’s investment management and subadvisory fees were fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2018 the Board had concluded that 2017 profitability was reasonable and that the 2019 information shows that the profitability generated by Columbia Threadneedle in 2018 only slightly increased from 2017 levels. The Board also noted JDL’s report and its conclusion that 2018 Columbia Threadneedle profitability relative to industry competitors was reasonable. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that fees payable under each of the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 19, 2019, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
34	Columbia Commodity Strategy Fund | Semiannual Report 2019

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Columbia Commodity Strategy Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR129_05_K01_(01/20)

SemiAnnual Report
November 30, 2019
Columbia Quality Income Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Quality Income Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Quality Income Fund  |  Semiannual Report 2019

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.
Portfolio management
Jason Callan
Co-Portfolio Manager
Managed Fund since 2009
Tom Heuer, CFA
Co-Portfolio Manager
Managed Fund since 2010
Ryan Osborn, CFA
Co-Portfolio Manager
Managed Fund since February 2019
Average annual total returns (%) (for the period ended November 30, 2019)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	02/14/02	2.05	8.04	2.80	4.22
	Including sales charges		-0.99	4.88	2.18	3.90
Advisor Class*		11/08/12	2.36	8.31	3.06	4.41
Class C	Excluding sales charges	02/14/02	1.86	7.23	2.03	3.46
	Including sales charges		0.86	6.23	2.03	3.46
Institutional Class*		09/27/10	2.36	8.31	3.06	4.49
Institutional 2 Class*		11/08/12	2.42	8.42	3.20	4.48
Institutional 3 Class*		10/01/14	2.44	8.50	3.25	4.46
Class R*		03/01/16	2.11	7.77	2.56	3.92
Bloomberg Barclays U.S. Mortgage-Backed Securities Index			2.54	7.98	2.56	2.98
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays U.S. Mortgage-Backed Securities Index is composed of all mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Quality Income Fund | Semiannual Report 2019	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2019)
Asset-Backed Securities — Non-Agency	12.0
Commercial Mortgage-Backed Securities - Agency	2.2
Commercial Mortgage-Backed Securities - Non-Agency	7.6
Money Market Funds	1.5
Options Purchased Calls	0.1
Residential Mortgage-Backed Securities - Agency	58.3
Residential Mortgage-Backed Securities - Non-Agency	18.3
Total	100.0
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at November 30, 2019)
AAA rating	61.9
AA rating	5.1
A rating	4.1
BBB rating	12.4
BB rating	2.5
B rating	1.2
Not rated	12.8
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Quality Income Fund | Semiannual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2019 — November 30, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,020.50	1,020.34	4.57	4.57	0.91
Advisor Class	1,000.00	1,000.00	1,023.60	1,021.58	3.32	3.32	0.66
Class C	1,000.00	1,000.00	1,018.60	1,016.61	8.33	8.32	1.66
Institutional Class	1,000.00	1,000.00	1,023.60	1,021.58	3.32	3.32	0.66
Institutional 2 Class	1,000.00	1,000.00	1,024.20	1,022.08	2.82	2.82	0.56
Institutional 3 Class	1,000.00	1,000.00	1,024.40	1,022.33	2.57	2.56	0.51
Class R	1,000.00	1,000.00	1,021.10	1,019.10	5.83	5.82	1.16
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Quality Income Fund | Semiannual Report 2019	5

Portfolio of Investments
November 30, 2019 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 15.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Apidos CLO XXVIII(a),(b)
Series 2017-28A Class B
3-month USD LIBOR + 1.700% Floor 1.700% 01/20/2031	3.666%	8,000,000	7,797,712
ARES XLIV CLO Ltd.(a),(b)
Series 2017-44A Class D
3-month USD LIBOR + 6.550% 10/15/2029	8.551%	5,000,000	4,785,870
Avant Loans Funding Trust(a)
Series 2019-B Class B
10/15/2026	3.150%	7,450,000	7,460,563
Subordinated Series 2018-B Class B
07/15/2022	4.110%	9,946,000	10,033,108
Ballyrock CLO Ltd.(a),(b)
Series 2019-1A Class A2
3-month USD LIBOR + 1.850% 07/15/2032	4.187%	7,500,000	7,502,978
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-1A Class BR
3-month USD LIBOR + 2.350% 08/14/2030	4.259%	5,000,000	4,878,165
Series 2013-3A Class BR
3-month USD LIBOR + 1.700% 10/15/2030	3.701%	6,750,000	6,363,117
Series 2013-4A Class BRR
3-month USD LIBOR + 1.420% Floor 1.420% 01/15/2031	3.421%	12,500,000	12,260,300
Conn’s Receivables Funding LLC(a)
Series 2019-B Class A
06/17/2024	2.660%	12,000,000	11,999,773
Consumer Loan Underlying Bond Credit Trust(a)
Series 2018-P2 Class B
10/15/2025	4.100%	8,500,000	8,644,679
Subordinated Series 2018-P1 Class B
07/15/2025	4.070%	12,310,000	12,497,256
Consumer Underlying Bond Securitization(a)
Series 2018-1 Class B
02/17/2026	6.170%	5,500,000	5,658,120
ENVA LLC(a)
Series 2019-A Class A
06/22/2026	3.960%	4,500,000	4,500,748
LendingClub Receivables Trust(a)
Series 2019-2 Class A
08/15/2025	4.000%	5,880,784	5,890,607
Series 2019-3 Class A
10/15/2025	3.750%	8,747,959	8,731,363
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019-5 Class A
12/15/2045	3.750%	11,000,000	10,980,413
Madison Park Funding Ltd.(a),(b)
Series 2015-18A Class CR
3-month USD LIBOR + 1.950% 10/21/2030	3.916%	7,000,000	6,786,192
Madison Park Funding XXXII Ltd.(a),(b)
Series 2018-32A Class D
3-month USD LIBOR + 4.100% Floor 4.100% 01/22/2031	6.053%	6,000,000	6,000,996
Marlette Funding Trust(a)
Subordinated Series 2018-2A Class C
07/17/2028	4.370%	8,250,000	8,396,042
Morgan Stanley Resecuritization Pass-Through Trust(a),(c)
Series 2018-SC1 Class B
09/18/2023	1.000%	3,371,494	3,337,779
OHA Credit Funding 4 Ltd.(a),(b)
Series 2019-4A Class A2
3-month USD LIBOR + 1.650% Floor 1.650% 10/22/2032	3.586%	9,000,000	8,999,631
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% 10/22/2030	9.203%	2,750,000	2,543,758
OZLM Funding Ltd.(a),(b)
Series 2012-1A Class DR2
3-month USD LIBOR + 6.670% 07/22/2029	8.623%	4,300,000	3,986,349
OZLM XI Ltd.(a),(b)
Series 2015-11A Class A2R
3-month USD LIBOR + 1.750% 10/30/2030	3.686%	7,000,000	6,820,002
Pagaya AI Debt Selection Trust(a)
Series 2019-3 Class A
11/16/2026	3.821%	9,676,682	9,690,631
Palmer Square Loan Funding Ltd.(a),(b)
Series 2019-2A Class A2
3-month USD LIBOR + 1.600% Floor 1.600% 04/20/2027	3.566%	7,000,000	6,999,853
Prosper Marketplace Issuance Trust(a)
Series 2018-1A Class B
06/17/2024	3.900%	4,152,756	4,163,117
Series 2019-3A Class A
07/15/2025	3.190%	3,665,627	3,681,789
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Quality Income Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019-3A Class B
07/15/2025	3.590%	4,000,000	4,020,992
Subordinated Series 2017-1A Class C
06/15/2023	5.800%	5,086,637	5,159,399
Subordinated Series 2017-2A Class C
09/15/2023	5.370%	9,344,873	9,440,979
Subordinated Series 2019-3A Class C
07/15/2025	4.940%	8,804,000	8,955,967
Redding Ridge Asset Management Ltd.(a),(b)
Series 2018-4A Class A2
3-month USD LIBOR + 1.550% 04/15/2030	3.501%	26,500,000	26,256,200
Series 2018-4A Class D
3-month USD LIBOR + 5.850% 04/15/2030	7.751%	7,000,000	6,387,052
RR 1 LLC(a),(b)
Series 2017-1A Class A2R
3-month USD LIBOR + 1.700% 07/15/2029	3.701%	7,800,000	7,786,951
RR 3 Ltd.(a),(b)
Series 2014-14A Class A2R2
3-month USD LIBOR + 1.400% Floor 1.400% 01/15/2030	3.401%	6,500,000	6,407,999
SoFi Consumer Loan Program Trust(a)
Series 2018-3 Class B
08/25/2027	4.020%	8,450,000	8,733,030
SoFi Professional Loan Program LLC(a),(c),(d),(e),(f)
Series 2015-D Class RC
10/26/2037	0.000%	6	1,480,000
Series 2016-A Class RIO
01/25/2038	0.000%	9	1,170,000
Series 2016-A Class RPO
01/25/2038	0.000%	9	2,653,388
SoFi Professional Loan Program LLC(a),(c),(d),(f)
Series 2017-A Class R
03/26/2040	0.000%	53,124	2,153,381
Sounds Point IV-R CLO Ltd.(a),(b)
Series 2013-3RA Class B
3-month USD LIBOR + 1.750% Floor 1.750% 04/18/2031	3.753%	10,000,000	9,735,780
Total Asset-Backed Securities — Non-Agency (Cost $311,927,434)			301,732,029

Commercial Mortgage-Backed Securities - Agency 2.8%

Federal National Mortgage Association(g)
Series 2017-M15 Class ATS2
11/25/2027	3.196%	15,000,000	15,707,859
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association
Series 2017-T1 Class A
06/25/2027	2.898%	17,966,513	18,627,194
FRESB Mortgage Trust(g)
Series 2018-SB45 Class A10F
11/25/2027	3.160%	13,568,832	14,007,517
Government National Mortgage Association
Series 2017-190 Class AD
03/16/2060	2.600%	7,658,369	7,698,476
Total Commercial Mortgage-Backed Securities - Agency (Cost $54,121,670)			56,041,046

Commercial Mortgage-Backed Securities - Non-Agency 9.6%

BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class E
1-month USD LIBOR + 2.250% Floor 2.250% 10/15/2037	4.171%	4,490,000	4,490,040
BFLD(a),(b)
Subordinated Series 2019-DPLO Class E
1-month USD LIBOR + 2.240% Floor 2.240% 10/15/2034	4.154%	6,000,000	5,988,745
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class D
1-month USD LIBOR + 1.800% Floor 1.925% 06/15/2035	3.565%	6,500,000	6,500,017
BX Trust(a),(b)
Series 2018-GW Class E
1-month USD LIBOR + 1.970% Floor 1.970% 05/15/2035	3.735%	7,000,000	7,013,084
CHT 2017-COSMO Mortgage Trust(a),(b)
Series 2017-CSMO Class B
1-month USD LIBOR + 1.400% Floor 1.200% 11/15/2036	3.165%	4,200,000	4,201,313
Series 2017-CSMO Class D
1-month USD LIBOR + 2.250% Floor 2.100% 11/15/2036	4.015%	17,000,000	17,010,588
Series 2017-CSMO Class E
1-month USD LIBOR + 3.000% Floor 3.000% 11/15/2036	4.765%	3,675,000	3,678,438
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class D
09/15/2037	4.373%	11,560,000	11,442,027
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	10,400,000	9,850,804

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2019	7

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	5,800,000	5,306,104
Hilton U.S.A. Trust(a),(g)
Series 2016-HHV Class D
11/05/2038	4.333%	6,400,000	6,742,795
Series 2016-HHV Class F
11/05/2038	4.333%	15,500,000	15,573,430
Hilton U.S.A. Trust(a)
Subordinated Series 2016-SFP Class F
11/05/2035	6.155%	8,700,000	8,716,210
Invitation Homes Trust(a),(b)
Series 2017-SFR2 Class E
1-month USD LIBOR + 2.250% Floor 2.250% 12/17/2036	4.016%	4,284,102	4,284,090
JPMorgan Chase Commercial Mortgage Securities Trust(a),(g)
Subordinated Series 2016-WIKI Class D
10/05/2031	4.143%	5,000,000	5,084,057
Morgan Stanley Capital I Trust(a)
Series 2019-MEAD Class D
11/10/2036	3.177%	5,500,000	5,406,645
Progress Residential Trust(a)
Series 2017-SFR1 Class E
08/17/2034	4.261%	4,000,000	4,067,546
Series 2018-SF3 Class B
10/17/2035	4.079%	21,000,000	21,350,177
Series 2019-SFR1 Class E
08/17/2035	4.466%	5,470,000	5,599,871
Series 2019-SFR4 Class E
10/17/2036	3.435%	11,000,000	10,964,015
Subordinated Series 2019-SFR2 Class E
05/17/2036	4.142%	13,650,000	13,903,737
RETL(a),(b)
Subordinated Series 2019-RVP Class C
1-month USD LIBOR + 2.100% Floor 2.100% 03/15/2036	3.865%	6,800,000	6,825,469
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class D
1-month USD LIBOR + 2.100% Floor 2.100% 02/15/2032	3.865%	6,700,000	6,714,950
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $184,795,148)			190,714,152

Residential Mortgage-Backed Securities - Agency 73.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
04/01/2022	6.500%	11,785	11,898
10/01/2024- 04/01/2040	5.000%	7,041,202	7,776,509
06/01/2030	5.500%	3,620,899	3,908,145
04/01/2041- 11/01/2045	4.000%	30,117,360	31,997,069
08/01/2041- 06/01/2048	4.500%	23,844,563	25,259,931
03/01/2042- 04/01/2047	3.500%	138,396,030	145,546,069
11/01/2043	3.000%	25,033,188	25,775,537
Federal Home Loan Mortgage Corp.(b),(h)
CMO Series 264 Class S1
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 07/15/2042	4.185%	9,794,635	1,639,743
CMO Series 318 Class S1
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 11/15/2043	4.185%	10,507,811	2,351,697
CMO Series 3913 Class SW
-1.0 x 1-month USD LIBOR + 6.600% Cap 6.600% 09/15/2040	4.835%	1,692,452	134,750
CMO Series 4174 Class SB
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/15/2039	4.435%	11,411,000	868,673
CMO Series 4183 Class AS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 04/15/2039	4.385%	3,591,849	298,427
CMO Series 4223 Class DS
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 12/15/2038	4.335%	1,994,015	114,990
CMO Series 4286 Class NS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 12/15/2043	4.135%	4,379,599	909,463
CMO Series 4594 Class SA
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 06/15/2046	4.185%	10,195,256	2,105,538

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Quality Income Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO STRIPS Series 309 Class S4
-1.0 x 1-month USD LIBOR + 5.970% Cap 5.970% 08/15/2043	4.205%	11,373,777	2,018,554
CMO STRIPS Series 326 Class S1
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 03/15/2044	4.235%	4,859,638	857,710
Federal Home Loan Mortgage Corp.(h)
CMO Series 304 Class C69
12/15/2042	4.000%	4,013,253	686,967
CMO Series 3800 Class HI
01/15/2040	4.500%	1,546,046	89,305
CMO Series 4120 Class AI
11/15/2039	3.500%	5,091,640	331,082
CMO Series 4121 Class IA
01/15/2041	3.500%	5,634,582	446,817
CMO Series 4122 Class JI
12/15/2040	4.000%	3,932,735	307,721
CMO Series 4139 Class CI
05/15/2042	3.500%	4,053,487	413,510
CMO Series 4147 Class CI
01/15/2041	3.500%	6,742,111	683,221
CMO Series 4148 Class BI
02/15/2041	4.000%	4,193,847	358,856
CMO Series 4177 Class IY
03/15/2043	4.000%	8,813,353	1,498,836
CMO Series 4182 Class DI
05/15/2039	3.500%	8,111,635	463,826
CMO Series 4213 Class DI
06/15/2038	3.500%	5,762,346	311,158
CMO Series 4215 Class IL
07/15/2041	3.500%	6,283,365	454,822
Federal Home Loan Mortgage Corp.(g),(h)
CMO Series 4068 Class GI
09/15/2036	2.157%	6,943,880	427,353
CMO Series 4107 Class KS
06/15/2038	2.339%	6,086,740	344,265
CMO Series 4620 Class AS
11/15/2042	2.113%	10,362,513	550,691
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association
09/01/2022- 09/01/2036	6.500%	2,881,197	3,315,466
11/01/2022- 07/01/2023	6.000%	124,290	129,496
04/01/2029- 09/01/2041	5.000%	33,335,617	36,801,654
04/01/2033- 04/01/2041	5.500%	2,105,525	2,390,338
11/01/2034- 09/01/2049	3.500%	208,664,598	217,319,866
03/01/2036- 08/01/2041	4.500%	22,333,807	24,203,522
02/01/2041- 01/01/2042	4.000%	11,335,129	12,103,675
10/01/2046- 01/01/2047	3.000%	110,008,965	113,267,251
CMO Series 2017-72 Class B
09/25/2047	3.000%	13,529,643	13,864,623
Series 6008 Class GEO
07/01/2049	3.500%	38,408,250	39,437,979
Federal National Mortgage Association(i)
12/17/2034- 12/12/2049	3.000%	221,620,000	225,082,688
12/12/2049	3.500%	88,500,000	90,850,781
12/12/2049	4.000%	120,000,000	124,504,687
12/12/2049	4.500%	30,000,000	31,518,750
Federal National Mortgage Association(j)
01/01/2042	4.000%	14,541,063	15,542,067
Federal National Mortgage Association(b),(h)
CMO Series 2005-74 Class NI
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 05/25/2035	4.372%	9,518,715	1,263,170
CMO Series 2007-54 Class DI
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 06/25/2037	4.392%	9,253,182	1,906,210
CMO Series 2012-80 Class DS
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 06/25/2039	4.942%	3,100,093	202,434
CMO Series 2013-97 Class SB
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 06/25/2032	4.392%	5,688,919	455,532

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2019	9

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	4.442%	15,909,274	2,291,817
CMO Series 2016-101 Class SK
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 01/25/2047	4.242%	30,513,587	6,282,922
CMO Series 2016-37 Class SA
-1.0 x 1-month USD LIBOR + 5.850% Cap 5.850% 06/25/2046	4.142%	18,345,417	3,740,966
CMO Series 2016-42 Class SB
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 07/25/2046	4.292%	27,143,537	5,833,635
CMO Series 2017-3 Class SA
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 02/25/2047	4.292%	22,952,244	4,668,544
CMO Series 2017-51 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	4.442%	19,800,240	4,190,351
CMO Series 2017-72 Class S
-1.0 x 1-month USD LIBOR + 3.950% Cap 2.750% 09/25/2047	2.242%	92,913,967	7,479,955
CMO Series 2017-90 Class SP
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/25/2047	4.442%	13,852,373	2,959,191
CMO Series 2019-33 Class SB
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2049	4.342%	23,530,007	4,761,384
Federal National Mortgage Association(g),(h),(k)
CMO Series 2006-5 Class N1
08/25/2034	0.000%	6,298,359	1
Federal National Mortgage Association(h)
CMO Series 2012-118 Class BI
12/25/2039	3.500%	15,177,994	1,167,221
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2012-121 Class GI
08/25/2039	3.500%	4,207,988	263,879
CMO Series 2012-129 Class IC
01/25/2041	3.500%	8,346,156	893,993
CMO Series 2012-133 Class EI
07/25/2031	3.500%	2,893,595	211,932
CMO Series 2012-134 Class AI
07/25/2040	3.500%	12,923,000	1,212,687
CMO Series 2012-144 Class HI
07/25/2042	3.500%	3,656,988	381,242
CMO Series 2013-1 Class AI
02/25/2043	3.500%	4,122,674	761,507
CMO Series 2013-1 Class BI
02/25/2040	3.500%	2,432,626	176,619
CMO Series 2013-16
01/25/2040	3.500%	8,917,272	716,148
CMO Series 2013-41 Class IY
05/25/2040	3.500%	9,529,085	704,319
CMO Series 2013-6 Class MI
02/25/2040	3.500%	7,708,710	644,767
CMO Series 417 Class C4
02/25/2043	3.500%	13,484,323	2,101,103
Government National Mortgage Association
12/15/2031- 02/15/2032	6.500%	179,512	199,668
01/15/2039- 08/20/2040	5.000%	10,230,517	11,326,717
04/20/2048	4.500%	42,717,291	44,997,400
Government National Mortgage Association(i)
12/19/2049	3.000%	47,000,000	48,303,516
12/19/2049	3.500%	10,500,000	10,851,986
Government National Mortgage Association(h)
CMO Series 2012-121 Class PI
09/16/2042	4.500%	6,354,523	1,087,499
CMO Series 2012-129 Class AI
08/20/2037	3.000%	6,116,397	416,291
CMO Series 2014-131 Class EI
09/16/2039	4.000%	11,486,969	1,376,743
CMO Series 2015-175 Class AI
10/16/2038	3.500%	23,148,597	2,906,681
Government National Mortgage Association(b),(h)
CMO Series 2014-131 Class BS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/16/2044	4.438%	15,296,677	4,109,569

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Quality Income Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-101 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2047	4.476%	11,532,922	2,116,251
CMO Series 2017-170 Class QS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 11/20/2047	4.476%	16,516,083	3,301,172
CMO Series 2018-1 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 01/20/2048	4.476%	22,280,928	4,078,956
CMO Series 2018-105 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	4.476%	19,303,123	3,766,921
CMO Series 2018-139 Class KS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/20/2048	4.426%	9,128,570	1,919,937
CMO Series 2018-155 Class LS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	4.426%	21,070,769	3,608,854
CMO Series 2018-21 Class WS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 02/20/2048	4.476%	16,014,685	3,534,624
CMO Series 2018-40 Class SC
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 03/20/2048	4.476%	11,944,873	2,412,389
CMO Series 2018-63 Class HS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 04/20/2048	4.476%	11,423,143	2,378,936
CMO Series 2018-94 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/20/2048	4.476%	17,286,286	3,656,786
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-97 Class MS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2048	4.476%	16,809,616	3,414,505
CMO Series 2019-119 Class GS
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 09/20/2049	4.376%	32,043,193	4,217,310
CMO Series 2019-21 Class SH
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	4.326%	21,779,385	3,948,613
CMO Series 2019-23 Class SQ
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	4.326%	20,179,041	3,835,120
CMO Series 2019-23 Class VS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 02/20/2049	4.426%	42,903,821	6,901,448
CMO Series 2019-43 Class SE
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 04/20/2049	4.376%	30,152,750	5,252,796
CMO Series 2019-45 Class SE
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 04/20/2049	4.276%	27,730,207	4,974,170
CMO Series 2019-52 Class AS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 04/16/2049	4.288%	26,354,900	6,384,836
CMO Series 2019-6 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 01/20/2049	4.326%	26,666,580	4,277,975

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2019	11

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-92 Class SD
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 07/20/2049	4.376%	19,665,681	4,239,296
Total Residential Mortgage-Backed Securities - Agency (Cost $1,449,734,443)			1,468,344,470

Residential Mortgage-Backed Securities - Non-Agency 23.2%

Angel Oak Mortgage Trust I LLC(a)
CMO Series 2016-1 Class A1
07/25/2046	3.500%	4,434,720	4,485,312
Angel Oak Mortgage Trust I LLC(a),(g)
CMO Series 2017-2 Class M1
07/25/2047	3.737%	9,583,000	9,670,183
CMO Series 2018-2 Class M1
07/27/2048	4.343%	5,495,000	5,570,172
CMO Series 2019-2 Class M1
03/25/2049	4.065%	10,500,000	10,790,149
Angel Oak Mortgage Trust LLC(a),(g)
CMO Series 2017-1 Class M1
01/25/2047	4.629%	4,545,000	4,658,437
CMO Series 2017-3 Class M1
11/25/2047	3.900%	4,500,000	4,559,032
Arroyo Mortgage Trust(a)
CMO Series 2018-1 Class A2
04/25/2048	4.016%	3,671,929	3,728,913
CMO Series 2018-1 Class A3
04/25/2048	4.218%	7,479,855	7,595,347
ASG Resecuritization Trust(a),(g)
CMO Series 2013-2 Class 2A70
11/28/2035	3.800%	361,581	363,704
Bayview Opportunity Master Fund IVb Trust(a)
Subordinated CMO Series 2016-SPL2 Class B3
06/28/2053	5.500%	6,983,050	7,546,910
Bellemeade Re Ltd.(a),(b)
CMO Series 2018-2A Class M1B
1-month USD LIBOR + 1.350% 08/25/2028	3.058%	12,730,000	12,751,915
CMO Series 2018-2A Class M1C
1-month USD LIBOR + 1.600% 08/25/2028	3.308%	8,250,000	8,287,467
CMO Series 2018-3A Class M1B
1-month USD LIBOR + 1.850% Floor 1.850% 10/25/2027	4.254%	16,000,000	15,999,982
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 03/25/2029	3.573%	10,000,000	9,953,964
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-3A Class M1B
1-month USD LIBOR + 1.600% Floor 1.600% 07/25/2029	3.308%	19,000,000	19,039,279
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	4.573%	7,000,000	7,020,668
CIM Trust(a),(g)
CMO Series 2018-R4 Class A1
12/26/2057	4.070%	3,978,366	4,024,233
Citigroup Mortgage Loan Trust, Inc.(a),(g)
CMO Series 2009-11 Class 1A2
02/25/2037	4.216%	710,197	702,756
CMO Series 2014-A Class B2
01/25/2035	5.495%	1,721,476	1,851,416
CMO Series 2014-C Class A
02/25/2054	3.250%	450,890	451,435
CMO Series 2015-A Class B3
06/25/2058	4.500%	3,139,368	3,131,590
Citigroup Mortgage Loan Trust, Inc.(a)
CMO Series 2015-RP2 Class B2
01/25/2053	4.250%	5,179,636	5,143,060
COLT Mortgage Loan Trust(a)
CMO Series 2018-1 Class A3
02/25/2048	3.084%	1,056,005	1,053,237
COLT Mortgage Loan Trust(a),(g)
CMO Series 2018-2 Class M1
07/27/2048	4.189%	5,000,000	5,140,951
Credit Suisse Mortgage Capital Certificates(a),(g)
CMO Series 2014-2R Class 17A2
04/27/2037	5.195%	1,341,026	1,341,026
Deephaven Residential Mortgage Trust(a),(g)
CMO Series 2018-4A Class M1
10/25/2058	4.735%	12,000,000	12,372,790
Subordinated CMO Series 2018-4A Class B1
10/25/2058	5.535%	5,205,000	5,398,399
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
CMO Series 2003-1 Class 1A7
04/25/2033	5.500%	183,425	186,383
Eagle RE Ltd.(a),(b)
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.800% 04/25/2029	3.623%	8,700,000	8,713,846
Ellington Financial Mortgage Trust(a),(c),(e),(g)
CMO Series 2018-1 Class M1
10/25/2058	4.874%	2,990,000	3,122,158

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Quality Income Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GCAT Trust(a),(g)
CMO Series 2019-NQM2 Class A3
09/25/2059	3.162%	3,854,238	3,856,052
Genworth Mortgage Insurance Corp.(a),(b)
CMO Series 2019-1 Class M1
1-month USD LIBOR + 1.900% Floor 1.900% 11/26/2029	3.674%	6,800,000	6,799,982
Grand Avenue Mortgage Loan Trust(a)
CMO Series 2017-RPL1 Class A1
08/25/2064	3.250%	8,471,813	8,417,065
Headlands Residential LLC(a)
CMO Series 2019-RPL1
06/25/2024	3.967%	8,000,000	8,064,010
Homeward Opportunities Fund I Trust(a),(c)
CMO Series 2018-2 Class M1
11/25/2058	4.747%	13,570,000	14,044,950
Homeward Opportunities Fund I Trust(a),(g)
CMO Series 2019-3 Class M1
11/25/2059	3.518%	6,172,000	6,171,987
New Residential Mortgage LLC(a)
CMO Series 2018-FNT2 Class E
07/25/2054	5.120%	3,484,879	3,482,701
Subordinated CMO Series 2018-FNT1 Class D
05/25/2023	4.690%	6,387,686	6,383,694
Subordinated CMO Series 2018-FNT1 Class E
05/25/2023	4.890%	2,622,313	2,652,791
New Residential Mortgage Loan Trust(a),(g),(h)
CMO Series 2014-1A Class AIO
01/25/2054	2.309%	20,365,139	821,098
New Residential Mortgage Loan Trust(a),(g)
CMO Series 2019-RPL1 Class A1
02/26/2024	4.335%	5,578,338	5,623,587
NRZ Excess Spread-Collateralized Notes(a)
Series 2018-PLS1 Class C
01/25/2023	3.981%	4,276,782	4,296,424
Subordinated CMO Series 2018-PLS2 Class B
02/25/2023	3.709%	3,815,428	3,835,063
Oaktown Re III Ltd.(a),(b)
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 07/25/2029	3.773%	5,500,000	5,502,015
OMSR(a),(c),(e)
CMO Series 2019-PLS1 Class A
11/25/2024	5.069%	10,000,000	9,999,978
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PMT Credit Risk Transfer Trust(a),(b)
CMO Series 2019-1R Class A
1-month USD LIBOR + 2.000% Floor 2.000% 03/27/2024	3.805%	12,965,851	12,955,863
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/27/2023	4.555%	6,820,344	6,871,687
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	4.558%	18,000,000	18,109,062
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	4.473%	15,000,000	15,051,108
Preston Ridge Partners Mortgage LLC(a),(g)
CMO Series 2017-3A Class A1
11/25/2022	3.470%	5,344,095	5,350,427
CMO Series 2018-3A Class A1
10/25/2023	4.483%	9,874,027	9,985,034
CMO Series 2019-1A Class A1
01/25/2024	4.500%	7,570,362	7,678,193
Preston Ridge Partners Mortgage LLC(a)
CMO Series 2018-2A Class A1
08/25/2023	4.000%	6,414,369	6,418,735
CMO Series 2018-2A Class A2
08/25/2023	5.000%	5,000,000	5,016,399
Radnor Re Ltd.(a),(b)
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 02/25/2029	3.658%	3,600,000	3,597,844
Radnor RE Ltd.(a),(b)
CMO Series 2019-2 Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 06/25/2029	3.458%	5,000,000	5,001,914
RBSSP Resecuritization Trust(a),(g)
CMO Series 2012-1 Class 5A2
12/27/2035	3.951%	2,333,654	2,367,750
RCO Trust(a),(g)
CMO Series 2018-VFS1 Class A3
12/26/2053	4.673%	12,442,824	12,661,966
RCO V Mortgage LLC(a),(g)
CMO Series 2018-2 Class A1
10/25/2023	4.458%	3,190,807	3,204,310

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2019	13

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Residential Mortgage Loan Trust(a),(g)
CMO Series 2019-1 Class A3
10/25/2058	4.242%	3,460,281	3,503,476
Starwood Mortgage Residential Trust(a),(g)
CMO Series 2018-IMC1 Class M1
03/25/2048	4.589%	4,000,000	4,074,068
Toorak Mortgage Corp., Ltd.(g)
CMO Series 2019-2 Class A1
09/25/2022	3.721%	11,000,000	10,986,127
Vendee Mortgage Trust(g),(h)
CMO Series 1998-1 Class 2IO
03/15/2028	0.193%	979,732	4,670
CMO Series 1998-3 Class IO
03/15/2029	0.002%	1,137,470	90
Vericrest Opportunity Loan Transferee LXXII LLC(a)
CMO Series 2018-NPL8 Class A1A
10/26/2048	4.213%	2,218,932	2,220,298
CMO Series 2018-NPL8 Class A1B
10/26/2048	4.655%	18,000,000	18,105,498
Vericrest Opportunity Loan Trust(a),(g)
CMO Series 2019-NPL5 Class A1A
09/25/2049	3.352%	6,658,577	6,650,295
CMO Series 2019-NPL8 Class A1B
11/25/2049	4.090%	7,500,000	7,504,658
Subordinated CMO Series 2019-NPL7 Class A1B
10/25/2049	3.967%	8,000,000	7,983,812
Verus Securitization Trust(a),(g)
CMO Series 2018-INV1 Class A2
03/25/2058	3.857%	1,669,558	1,670,536
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-INV1 Class A3
03/25/2058	4.059%	2,195,159	2,203,489
CMO Series 2019-3 Class M1
07/25/2059	3.139%	4,495,000	4,515,359
CMO Series 2019-INV3 Class A3
11/25/2059	3.100%	3,900,000	3,896,063
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $456,279,343)			462,194,842

Options Purchased Calls 0.1%
Value ($)
(Cost $2,812,500)	1,747,545

Money Market Funds 2.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.745%(l),(m)	39,083,221	39,083,221
Total Money Market Funds (Cost $39,083,155)		39,083,221
Total Investments in Securities (Cost: $2,498,753,693)		2,519,857,305
Other Assets & Liabilities, Net		(528,481,785)
Net Assets		1,991,375,520

At November 30, 2019, securities and/or cash totaling $2,984,939 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 5-Year Note	856	03/2020	USD	101,837,250	—	(14,748)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	(20)	03/2020	USD	(3,179,375)	2,305	—
U.S. Treasury 10-Year Note	(1,324)	03/2020	USD	(171,271,813)	195,204	—
Total					197,509	—

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Quality Income Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	150,000,000	150,000,000	1.50	03/16/2020	1,807,500	884,040
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay 3-Month USD LIBOR BBA	Morgan Stanley	USD	150,000,000	150,000,000	1.75	12/06/2019	1,005,000	863,505
Total							2,812,500	1,747,545

Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	USD	6,500,000	97,865	(2,708)	282,497	—	—	(187,340)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	USD	7,000,000	105,395	(2,917)	380,068	—	—	(277,590)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	USD	6,000,000	90,337	(2,500)	375,205	—	—	(287,368)
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	5,000,000	140,499	(2,083)	247,368	—	—	(108,952)
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	7,000,000	196,701	(2,917)	455,523	—	—	(261,739)
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	10,000,000	281,000	(4,166)	566,999	—	—	(290,165)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	USD	6,000,000	90,338	(2,500)	378,672	—	—	(290,834)
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/18/2054	3.000	Monthly	USD	15,000,000	421,500	(6,250)	794,848	—	—	(379,598)
Total							1,423,635	(26,041)	3,481,180	—	—	(2,083,586)

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 32	Morgan Stanley	06/20/2024	5.000	Quarterly	USD	39,600,000	(1,021,520)	—	—	—	(1,021,520)

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	3.030	USD	5,000,000	(5,404)	2,083	—	(301,575)	298,254	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2019	15

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At November 30, 2019, the total value of these securities amounted to $943,463,753, which represents 47.38% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of November 30, 2019.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents shares owned in the residual interest of an asset-backed securitization.
(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At November 30, 2019, the total value of these securities amounted to $18,425,524, which represents 0.93% of total net assets.
(f)	Zero coupon bond.
(g)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of November 30, 2019.
(h)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(i)	Represents a security purchased on a when-issued basis.
(j)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(k)	Negligible market value.
(l)	The rate shown is the seven-day current annualized yield at November 30, 2019.
(m)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended November 30, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.745%
	61,821,110	372,942,473	(395,680,362)	39,083,221	7,282	66	590,069	39,083,221
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
STRIPS	Separate Trading of Registered Interest and Principal Securities
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Quality Income Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	290,937,481	10,794,548	301,732,029
Commercial Mortgage-Backed Securities - Agency	—	56,041,046	—	56,041,046
Commercial Mortgage-Backed Securities - Non-Agency	—	190,714,152	—	190,714,152
Residential Mortgage-Backed Securities - Agency	—	1,468,344,470	—	1,468,344,470
Residential Mortgage-Backed Securities - Non-Agency	—	435,027,756	27,167,086	462,194,842
Options Purchased Calls	—	1,747,545	—	1,747,545
Money Market Funds	39,083,221	—	—	39,083,221
Total Investments in Securities	39,083,221	2,442,812,450	37,961,634	2,519,857,305
Investments in Derivatives
Asset
Futures Contracts	197,509	—	—	197,509
Swap Contracts	—	298,254	—	298,254
Liability
Futures Contracts	(14,748)	—	—	(14,748)
Swap Contracts	—	(3,105,106)	—	(3,105,106)
Total	39,265,982	2,440,005,598	37,961,634	2,517,233,214
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 05/31/2019 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 11/30/2019 ($)
Asset-Backed Securities — Non-Agency	14,847,098	90,897	—	(2,514,941)	—	(1,628,506)	—	—	10,794,548
Residential Mortgage-Backed Securities — Non-Agency	16,872,297	—	—	294,811	9,999,978	—	—	—	27,167,086
Total	31,719,395	90,897	—	(2,220,130)	9,999,978	(1,628,506)	—	—	37,961,634
(a) Change in unrealized appreciation (depreciation) relating to securities held at November 30, 2019 was $(2,220,130), which is comprised of Asset-Backed Securities - Non-Agency of $(2,514,941) and Residential Mortgage-Backed Securities — Non-Agency of $294,811.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2019	17

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential and asset backed securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Quality Income Fund | Semiannual Report 2019

Statement of Assets and Liabilities
November 30, 2019 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,456,858,038)	$2,479,026,539
Affiliated issuers (cost $39,083,155)	39,083,221
Options purchased (cost $2,812,500)	1,747,545
Margin deposits on:
Swap contracts	1,409,411
Unrealized appreciation on swap contracts	298,254
Upfront payments on swap contracts	3,481,180
Receivable for:
Investments sold	24,742
Capital shares sold	4,083,714
Dividends	87,947
Interest	6,761,684
Variation margin for futures contracts	179,062
Expense reimbursement due from Investment Manager	1,363
Prepaid expenses	6,457
Other assets	4,765
Total assets	2,536,195,884
Liabilities
Due to custodian	58,590
Unrealized depreciation on swap contracts	2,083,586
Upfront receipts on swap contracts	301,575
Payable for:
Investments purchased	6,193,096
Investments purchased on a delayed delivery basis	530,814,790
Capital shares purchased	978,903
Distributions to shareholders	3,905,533
Variation margin for swap contracts	1,636
Management services fees	53,243
Distribution and/or service fees	7,385
Transfer agent fees	181,237
Compensation of board members	148,866
Compensation of chief compliance officer	209
Other expenses	91,715
Total liabilities	544,820,364
Net assets applicable to outstanding capital stock	$1,991,375,520
Represented by
Paid in capital	1,997,368,497
Total distributable earnings (loss)	(5,992,977)
Total - representing net assets applicable to outstanding capital stock	$1,991,375,520
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2019	19

Statement of Assets and Liabilities  (continued)
November 30, 2019 (Unaudited)
Class A
Net assets	$447,611,795
Shares outstanding	80,289,996
Net asset value per share	$5.57
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$5.74
Advisor Class
Net assets	$113,236,101
Shares outstanding	20,322,145
Net asset value per share	$5.57
Class C
Net assets	$21,863,389
Shares outstanding	3,915,408
Net asset value per share	$5.58
Institutional Class
Net assets	$631,818,470
Shares outstanding	113,416,110
Net asset value per share	$5.57
Institutional 2 Class
Net assets	$33,826,871
Shares outstanding	6,070,818
Net asset value per share	$5.57
Institutional 3 Class
Net assets	$740,911,612
Shares outstanding	133,534,371
Net asset value per share	$5.55
Class R
Net assets	$2,107,282
Shares outstanding	378,364
Net asset value per share	$5.57
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Quality Income Fund | Semiannual Report 2019

Statement of Operations
Six Months Ended November 30, 2019 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$2,165,994
Dividends — affiliated issuers	590,069
Interest	31,923,434
Total income	34,679,497
Expenses:
Management services fees	4,741,339
Distribution and/or service fees
Class A	566,460
Class C	112,093
Class R	4,392
Transfer agent fees
Class A	355,146
Advisor Class	79,182
Class C	17,568
Institutional Class	481,198
Institutional 2 Class	10,962
Institutional 3 Class	27,308
Class R	1,376
Compensation of board members	21,341
Custodian fees	25,512
Printing and postage fees	45,116
Registration fees	71,865
Audit fees	22,623
Legal fees	14,337
Interest on collateral	76,703
Compensation of chief compliance officer	209
Other	21,406
Total expenses	6,696,136
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(193,333)
Fees waived by transfer agent
Institutional 2 Class	(432)
Expense reduction	(4,505)
Total net expenses	6,497,866
Net investment income	28,181,631
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	10,001,039
Investments — affiliated issuers	7,282
Futures contracts	6,679,216
Options purchased	16,643,753
Options contracts written	(21,714,392)
Swap contracts	(38,262)
Net realized gain	11,578,636
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	10,173,845
Investments — affiliated issuers	66
Futures contracts	(3,769,825)
Options purchased	(12,888,370)
Options contracts written	15,144,400
Swap contracts	(3,410,676)
Net change in unrealized appreciation (depreciation)	5,249,440
Net realized and unrealized gain	16,828,076
Net increase in net assets resulting from operations	$45,009,707
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2019	21

Statement of Changes in Net Assets
	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019
Operations
Net investment income	$28,181,631	$59,289,077
Net realized gain (loss)	11,578,636	(5,487,893)
Net change in unrealized appreciation (depreciation)	5,249,440	58,834,083
Net increase in net assets resulting from operations	45,009,707	112,635,267
Distributions to shareholders
Net investment income and net realized gains
Class A	(5,974,758)	(11,231,073)
Advisor Class	(1,452,785)	(2,306,445)
Class C	(210,961)	(408,780)
Institutional Class	(8,856,110)	(14,727,707)
Institutional 2 Class	(570,475)	(937,450)
Institutional 3 Class	(10,752,769)	(20,378,856)
Class R	(20,767)	(24,671)
Class T	—	(2,577)
Total distributions to shareholders	(27,838,625)	(50,017,559)
Increase (decrease) in net assets from capital stock activity	72,216,556	(105,974,940)
Total increase (decrease) in net assets	89,387,638	(43,357,232)
Net assets at beginning of period	1,901,987,882	1,945,345,114
Net assets at end of period	$1,991,375,520	$1,901,987,882
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Quality Income Fund | Semiannual Report 2019

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2019 (Unaudited)		May 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	7,370,994	40,974,146	11,970,932	64,242,270
Distributions reinvested	767,763	4,275,465	1,471,294	7,916,664
Redemptions	(9,982,094)	(55,504,963)	(23,955,366)	(127,921,903)
Net decrease	(1,843,337)	(10,255,352)	(10,513,140)	(55,762,969)
Advisor Class
Subscriptions	6,063,517	33,727,471	6,934,542	37,226,888
Distributions reinvested	181,083	1,007,700	287,982	1,548,840
Redemptions	(2,345,152)	(13,048,509)	(6,861,203)	(36,641,228)
Net increase	3,899,448	21,686,662	361,321	2,134,500
Class C
Subscriptions	392,332	2,183,807	555,406	2,994,174
Distributions reinvested	35,708	199,012	70,923	382,433
Redemptions	(631,002)	(3,512,602)	(2,090,248)	(11,172,441)
Net decrease	(202,962)	(1,129,783)	(1,463,919)	(7,795,834)
Institutional Class
Subscriptions	17,750,961	98,667,089	46,831,622	250,777,561
Distributions reinvested	1,191,000	6,626,845	1,949,794	10,496,985
Redemptions	(14,752,905)	(81,979,482)	(39,834,104)	(212,981,235)
Net increase	4,189,056	23,314,452	8,947,312	48,293,311
Institutional 2 Class
Subscriptions	1,052,037	5,848,259	3,962,690	21,217,275
Distributions reinvested	102,313	569,277	174,084	937,101
Redemptions	(1,890,331)	(10,508,532)	(3,738,737)	(19,969,399)
Net increase (decrease)	(735,981)	(4,090,996)	398,037	2,184,977
Institutional 3 Class
Subscriptions	16,261,298	90,063,199	29,217,804	156,038,543
Distributions reinvested	1,938,617	10,747,972	3,791,818	20,297,507
Redemptions	(10,604,668)	(58,758,590)	(51,061,851)	(271,798,342)
Net increase (decrease)	7,595,247	42,052,581	(18,052,229)	(95,462,292)
Class R
Subscriptions	143,102	795,604	193,955	1,040,207
Distributions reinvested	3,706	20,621	4,534	24,452
Redemptions	(31,840)	(177,233)	(72,870)	(392,144)
Net increase	114,968	638,992	125,619	672,515
Class T
Subscriptions	—	—	15	116
Distributions reinvested	—	—	421	2,239
Redemptions	—	—	(45,229)	(241,503)
Net decrease	—	—	(44,793)	(239,148)
Total net increase (decrease)	13,016,439	72,216,556	(20,241,792)	(105,974,940)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2019	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 11/30/2019 (Unaudited)	$5.53	0.07	0.04	0.11	(0.07)	—	(0.07)
Year Ended 5/31/2019	$5.34	0.16	0.16	0.32	(0.13)	—	(0.13)
Year Ended 5/31/2018	$5.48	0.14	(0.13)	0.01	(0.15)	—	(0.15)
Year Ended 5/31/2017	$5.48	0.13	0.01	0.14	(0.11)	(0.03)	(0.14)
Year Ended 5/31/2016	$5.55	0.13	(0.05)	0.08	(0.13)	(0.02)	(0.15)
Year Ended 5/31/2015	$5.48	0.13	0.08	0.21	(0.14)	—	(0.14)
Advisor Class
Six Months Ended 11/30/2019 (Unaudited)	$5.52	0.08	0.05	0.13	(0.08)	—	(0.08)
Year Ended 5/31/2019	$5.34	0.17	0.16	0.33	(0.15)	—	(0.15)
Year Ended 5/31/2018	$5.48	0.15	(0.12)	0.03	(0.17)	—	(0.17)
Year Ended 5/31/2017	$5.47	0.14	0.02	0.16	(0.12)	(0.03)	(0.15)
Year Ended 5/31/2016	$5.55	0.14	(0.06)	0.08	(0.14)	(0.02)	(0.16)
Year Ended 5/31/2015	$5.48	0.15	0.07	0.22	(0.15)	—	(0.15)
Class C
Six Months Ended 11/30/2019 (Unaudited)	$5.53	0.05	0.05	0.10	(0.05)	—	(0.05)
Year Ended 5/31/2019	$5.35	0.12	0.15	0.27	(0.09)	—	(0.09)
Year Ended 5/31/2018	$5.49	0.10	(0.13)	(0.03)	(0.11)	—	(0.11)
Year Ended 5/31/2017	$5.49	0.09	0.01	0.10	(0.07)	(0.03)	(0.10)
Year Ended 5/31/2016	$5.56	0.09	(0.05)	0.04	(0.09)	(0.02)	(0.11)
Year Ended 5/31/2015	$5.49	0.09	0.08	0.17	(0.10)	—	(0.10)
Institutional Class
Six Months Ended 11/30/2019 (Unaudited)	$5.52	0.08	0.05	0.13	(0.08)	—	(0.08)
Year Ended 5/31/2019	$5.33	0.17	0.17	0.34	(0.15)	—	(0.15)
Year Ended 5/31/2018	$5.48	0.15	(0.13)	0.02	(0.17)	—	(0.17)
Year Ended 5/31/2017	$5.47	0.14	0.02	0.16	(0.12)	(0.03)	(0.15)
Year Ended 5/31/2016	$5.55	0.14	(0.06)	0.08	(0.14)	(0.02)	(0.16)
Year Ended 5/31/2015	$5.48	0.14	0.08	0.22	(0.15)	—	(0.15)
Institutional 2 Class
Six Months Ended 11/30/2019 (Unaudited)	$5.52	0.08	0.05	0.13	(0.08)	—	(0.08)
Year Ended 5/31/2019	$5.34	0.18	0.15	0.33	(0.15)	—	(0.15)
Year Ended 5/31/2018	$5.48	0.16	(0.13)	0.03	(0.17)	—	(0.17)
Year Ended 5/31/2017	$5.48	0.15	0.01	0.16	(0.13)	(0.03)	(0.16)
Year Ended 5/31/2016	$5.55	0.15	(0.05)	0.10	(0.15)	(0.02)	(0.17)
Year Ended 5/31/2015	$5.48	0.15	0.07	0.22	(0.15)	—	(0.15)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Quality Income Fund | Semiannual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2019 (Unaudited)	$5.57	2.05%	0.93%(c),(d)	0.91%(c),(d),(e)	2.68%(c)	156%	$447,612
Year Ended 5/31/2019	$5.53	6.12%	0.93%(d)	0.92%(d),(e)	2.96%	302%	$453,821
Year Ended 5/31/2018	$5.34	0.22%	0.93%	0.91%(e)	2.58%	311%	$494,616
Year Ended 5/31/2017	$5.48	2.56%	0.91%(f)	0.88%(e),(f)	2.32%	338%	$559,807
Year Ended 5/31/2016	$5.48	1.45%	0.97%	0.89%(e)	2.39%	328%	$670,575
Year Ended 5/31/2015	$5.55	3.80%	0.97%	0.87%(e)	2.34%	358%	$575,613
Advisor Class
Six Months Ended 11/30/2019 (Unaudited)	$5.57	2.36%	0.68%(c),(d)	0.66%(c),(d),(e)	2.93%(c)	156%	$113,236
Year Ended 5/31/2019	$5.52	6.21%	0.68%(d)	0.67%(d),(e)	3.22%	302%	$90,690
Year Ended 5/31/2018	$5.34	0.48%	0.67%	0.67%(e)	2.83%	311%	$85,695
Year Ended 5/31/2017	$5.48	3.01%	0.66%(f)	0.63%(e),(f)	2.64%	338%	$80,482
Year Ended 5/31/2016	$5.47	1.51%	0.72%	0.65%(e)	2.64%	328%	$51,857
Year Ended 5/31/2015	$5.55	4.07%	0.72%	0.63%(e)	2.67%	358%	$21,401
Class C
Six Months Ended 11/30/2019 (Unaudited)	$5.58	1.86%	1.68%(c),(d)	1.66%(c),(d),(e)	1.92%(c)	156%	$21,863
Year Ended 5/31/2019	$5.53	5.14%	1.68%(d)	1.67%(d),(e)	2.20%	302%	$22,792
Year Ended 5/31/2018	$5.35	(0.53%)	1.67%	1.66%(e)	1.84%	311%	$29,850
Year Ended 5/31/2017	$5.49	1.80%	1.66%(f)	1.63%(e),(f)	1.58%	338%	$45,314
Year Ended 5/31/2016	$5.49	0.68%	1.72%	1.64%(e)	1.63%	328%	$47,429
Year Ended 5/31/2015	$5.56	3.04%	1.71%	1.62%(e)	1.58%	358%	$36,855
Institutional Class
Six Months Ended 11/30/2019 (Unaudited)	$5.57	2.36%	0.68%(c),(d)	0.66%(c),(d),(e)	2.93%(c)	156%	$631,818
Year Ended 5/31/2019	$5.52	6.41%	0.68%(d)	0.67%(d),(e)	3.23%	302%	$603,089
Year Ended 5/31/2018	$5.33	0.29%	0.67%	0.66%(e)	2.83%	311%	$534,970
Year Ended 5/31/2017	$5.48	3.01%	0.66%(f)	0.63%(e),(f)	2.60%	338%	$619,001
Year Ended 5/31/2016	$5.47	1.51%	0.72%	0.64%(e)	2.63%	328%	$545,140
Year Ended 5/31/2015	$5.55	4.07%	0.71%	0.62%(e)	2.58%	358%	$447,990
Institutional 2 Class
Six Months Ended 11/30/2019 (Unaudited)	$5.57	2.42%	0.58%(c),(d)	0.56%(c),(d)	3.02%(c)	156%	$33,827
Year Ended 5/31/2019	$5.52	6.32%	0.58%(d)	0.56%(d)	3.34%	302%	$37,589
Year Ended 5/31/2018	$5.34	0.58%	0.57%	0.57%	2.91%	311%	$34,203
Year Ended 5/31/2017	$5.48	2.90%	0.55%(f)	0.54%(f)	2.70%	338%	$25,782
Year Ended 5/31/2016	$5.48	1.82%	0.57%	0.54%	2.74%	328%	$22,770
Year Ended 5/31/2015	$5.55	4.15%	0.57%	0.54%	2.71%	358%	$11,921
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2019	25

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2019 (Unaudited)	$5.50	0.08	0.05	0.13	(0.08)	—	(0.08)
Year Ended 5/31/2019	$5.31	0.18	0.16	0.34	(0.15)	—	(0.15)
Year Ended 5/31/2018	$5.46	0.16	(0.14)	0.02	(0.17)	—	(0.17)
Year Ended 5/31/2017	$5.45	0.17	0.00(g)	0.17	(0.13)	(0.03)	(0.16)
Year Ended 5/31/2016	$5.52	0.15	(0.05)	0.10	(0.15)	(0.02)	(0.17)
Year Ended 5/31/2015(h)	$5.44	0.10	0.08	0.18	(0.10)	—	(0.10)
Class R
Six Months Ended 11/30/2019 (Unaudited)	$5.52	0.07	0.05	0.12	(0.07)	—	(0.07)
Year Ended 5/31/2019	$5.33	0.15	0.16	0.31	(0.12)	—	(0.12)
Year Ended 5/31/2018	$5.48	0.13	(0.14)	(0.01)	(0.14)	—	(0.14)
Year Ended 5/31/2017	$5.47	0.14	(0.01)(i)	0.13	(0.09)	(0.03)	(0.12)
Year Ended 5/31/2016(j)	$5.43	0.03	0.03(i)	0.06	(0.02)	—	(0.02)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	11/30/2019	5/31/2019
Class A	0.01%	less than 0.01%
Advisor Class	0.01%	less than 0.01%
Class C	0.01%	less than 0.01%
Institutional Class	0.01%	less than 0.01%
Institutional 2 Class	0.01%	less than 0.01%
Institutional 3 Class	0.01%	less than 0.01%
Class R	0.01%	less than 0.01%

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
05/31/2017	0.02%	0.02%	0.02%	0.02%	0.02%	0.01%	0.01%

(g)	Rounds to zero.
(h)	Institutional 3 Class shares commenced operations on October 1, 2014. Per share data and total return reflect activity from that date.
(i)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(j)	Class R shares commenced operations on March 1, 2016. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Quality Income Fund | Semiannual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2019 (Unaudited)	$5.55	2.44%	0.53%(c),(d)	0.51%(c),(d)	3.08%(c)	156%	$740,912
Year Ended 5/31/2019	$5.50	6.58%	0.52%(d)	0.51%(d)	3.37%	302%	$692,552
Year Ended 5/31/2018	$5.31	0.43%	0.52%	0.52%	2.98%	311%	$765,037
Year Ended 5/31/2017	$5.46	3.16%	0.51%(f)	0.51%(f)	3.13%	338%	$784,343
Year Ended 5/31/2016	$5.45	1.84%	0.52%	0.49%	2.75%	328%	$48,156
Year Ended 5/31/2015(h)	$5.52	3.41%	0.52%(c)	0.50%(c)	2.81%(c)	358%	$1,228
Class R
Six Months Ended 11/30/2019 (Unaudited)	$5.57	2.11%	1.18%(c),(d)	1.16%(c),(d),(e)	2.43%(c)	156%	$2,107
Year Ended 5/31/2019	$5.52	5.87%	1.19%(d)	1.17%(d),(e)	2.76%	302%	$1,454
Year Ended 5/31/2018	$5.33	(0.21%)	1.17%	1.16%(e)	2.34%	311%	$735
Year Ended 5/31/2017	$5.48	2.50%	1.17%(f)	1.14%(e),(f)	2.58%	338%	$984
Year Ended 5/31/2016(j)	$5.47	1.20%	1.20%(c)	1.15%(c)	1.95%(c)	328%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2019	27

Notes to Financial Statements
November 30, 2019 (Unaudited)
Note 1. Organization
Columbia Quality Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
28	Columbia Quality Income Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically
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Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to manage exposure to fluctuations in interest rates and to manage interest rate risk. These instruments
30	Columbia Quality Income Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are
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Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
32	Columbia Quality Income Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at November 30, 2019:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	298,254*
Credit risk	Upfront payments on swap contracts	3,481,180
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	197,509*
Interest rate risk	Investments, at value — Options purchased	1,747,545
Total		5,724,488

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	3,105,106*
Credit risk	Upfront receipts on swap contracts	301,575
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	14,748*
Total		3,421,429

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended November 30, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(38,262)	(38,262)
Interest rate risk	6,679,216	(21,714,392)	16,643,753	—	1,608,577
Total	6,679,216	(21,714,392)	16,643,753	(38,262)	1,570,315

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(3,410,676)	(3,410,676)
Interest rate risk	(3,769,825)	15,144,400	(12,888,370)	—	(1,513,795)
Total	(3,769,825)	15,144,400	(12,888,370)	(3,410,676)	(4,924,471)
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Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended November 30, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	238,652,450
Futures contracts — short	88,878,094
Credit default swap contracts — buy protection	84,700,000
Credit default swap contracts — sell protection	5,000,000

Derivative instrument	Average value ($)*
Options contracts — purchased	3,806,370
Options contracts — written	(6,265,461)

*	Based on the ending quarterly outstanding amounts for the six months ended November 30, 2019.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
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Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of November 30, 2019:
	Citi ($) (a)	Citi ($) (a)	Morgan Stanley ($) (a)	Morgan Stanley ($) (a)	Total ($)
Assets
Options purchased calls	884,040	-	863,505	-	1,747,545
OTC credit default swap contracts (b)	-	894,506	503,088	-	1,397,594
Total assets	884,040	894,506	1,366,593	-	3,145,139
Liabilities
Centrally cleared credit default swap contracts (c)	-	-	-	1,636	1,636
OTC credit default swap contracts (b)	-	-	3,321	-	3,321
Total liabilities	-	-	3,321	1,636	4,957
Total financial and derivative net assets	884,040	894,506	1,363,272	(1,636)	3,140,182
Total collateral received (pledged) (d)	884,040	767,000	1,363,272	(1,636)	3,012,676
Net amount (e)	-	127,506	-	-	127,506

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
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Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the
36	Columbia Quality Income Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2019 was 0.49% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective October 1, 2019 through September 30, 2020, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% of the average daily net assets attributable to Institutional 2 Class shares.
Columbia Quality Income Fund | Semiannual Report 2019	37

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
For the six months ended November 30, 2019, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.16
Advisor Class	0.16
Class C	0.16
Institutional Class	0.16
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.16
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2019, these minimum account balance fees reduced total expenses of the Fund by $4,505.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $323,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2019, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.50 - 1.00(a)	43,336
Class C	—	1.00(b)	193

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
38	Columbia Quality Income Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2019 through September 30, 2020	Prior to October 1, 2019
Class A	0.91%	0.91%
Advisor Class	0.66	0.66
Class C	1.66	1.66
Institutional Class	0.66	0.66
Institutional 2 Class	0.55	0.55
Institutional 3 Class	0.51	0.50
Class R	1.16	1.16
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Reflected in the contractual cap commitment, effective October 1, 2019 through September 30, 2020, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class of the average daily net assets attributable to Institutional 2 Class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2019, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,502,235,000	52,012,000	(33,533,000)	18,479,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Columbia Quality Income Fund | Semiannual Report 2019	39

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
The following capital loss carryforwards, determined at May 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.
No expiration short-term ($)	No expiration long-term ($)	Total ($)
—	32,192,326	32,192,326
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $3,898,134,689 and $3,731,288,813, respectively, for the six months ended November 30, 2019, of which $3,638,310,258 and $3,582,092,044, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended November 30, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The
40	Columbia Quality Income Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended November 30, 2019.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (SOFR), that is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new reference rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary, and it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted and market practices become settled.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by
Columbia Quality Income Fund | Semiannual Report 2019	41

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At November 30, 2019, one unaffiliated shareholder of record owned 14.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 49.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
42	Columbia Quality Income Fund | Semiannual Report 2019

Approval of Management Agreement

Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Quality Income Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2018 and January, March, April and June 2019, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 17-19, 2019 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2019 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2018 in the performance of administrative services, and noted the various enhancements anticipated for 2019. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its relatively strong cash position and solid balance sheet.
Columbia Quality Income Fund | Semiannual Report 2019	43

Approval of Management Agreement  (continued)

The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of Columbia Threadneedle’s profitability, particularly in comparison to industry competitors, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2018 the Board had concluded that 2017 profitability was reasonable and that the 2019 information shows that the profitability generated by Columbia Threadneedle in 2018 only slightly increased from 2017 levels. The Board also noted JDL’s report and its conclusion that 2018 Columbia Threadneedle profitability relative to industry competitors was reasonable. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
44	Columbia Quality Income Fund | Semiannual Report 2019

Approval of Management Agreement  (continued)

Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 19, 2019, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Quality Income Fund | Semiannual Report 2019	45

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[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Quality Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR236_05_K01_(01/20)

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

 (b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Series Trust II
By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	January 22, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	January 22, 2020
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	January 22, 2020
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal Financial
Officer
Date	January 22, 2020